      AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON MAY 1, 2000


                                       SECURITIES ACT REGISTRATION NOS. 33-50476
                                INVESTMENT COMPANY ACT REGISTRATION NO. 811-7064
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                            ------------------------

                                   FORM N-1A
                             REGISTRATION STATEMENT
                                     UNDER
                           THE SECURITIES ACT OF 1933                        [ ]
                          PRE-EFFECTIVE AMENDMENT NO.                        [ ]


                        POST-EFFECTIVE AMENDMENT NO. 12                      [X]


                    AND/OR REGISTRATION STATEMENT UNDER THE
                         INVESTMENT COMPANY ACT OF 1940                      [ ]

                                AMENDMENT NO. 12                             [X]

                        (CHECK APPROPRIATE BOX OR BOXES)
                            ------------------------

                           THE TARGET PORTFOLIO TRUST
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

                              GATEWAY CENTER THREE
                              100 MULBERRY STREET
                         NEWARK, NEW JERSEY 07102-4077
              (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (973) 367-1495

                             DAVID F. CONNOR, ESQ.
                              100 MULBERRY STREET
                              GATEWAY CENTER THREE
                         NEWARK, NEW JERSEY 07102-4077
                    (NAME AND ADDRESS OF AGENT FOR SERVICE)
                            ------------------------

                                   COPIES TO:

                             PAUL H. DYKSTRA, ESQ.
                           GARDNER, CARTON & DOUGLAS
                              321 N. CLARK STREET
                          CHICAGO, ILLINOIS 60610-4795
                            ------------------------

     APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING: As soon as practicable after the effective date of the Registration Statement.

     IT IS PROPOSED THAT THIS FILING WILL BECOME EFFECTIVE
                            (CHECK APPROPRIATE BOX):

[X] immediately upon filing pursuant to paragraph (b)

[ ] on (date) pursuant to paragraph (b)

[ ] 60 days after filing pursuant to paragraph (a)(i)

[ ] on (date) pursuant to paragraph (a)(i) of Rule 485
[ ] 75 days after filing pursuant to paragraph (a)(ii) of Rule 485
[ ] on (date) pursuant to paragraph (a)(ii) of Rule 485.

                    IF APPROPRIATE, CHECK THE FOLLOWING BOX:

[ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Title of Securities Being Registered..........  Shares of Beneficial Interest, $.001 par value per share

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                              [TARGET LOGO GRAPHIC]


THE TARGET
PORTFOLIO TRUST


PROSPECTUS: MAY 1, 2000




As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved the Trust's shares, nor has the SEC determined that this prospectus is complete or accurate. It is a criminal offense to state otherwise.


                                                               [PRUDENTIAL LOGO]

TABLE OF CONTENTS



1    RISK/RETURN SUMMARY
1    Investment Objectives and Principal Strategies
6    Principal Risks
10   Evaluating Performance
20   Fees and Expenses

24   HOW THE PORTFOLIOS INVEST
24   Investment Objectives and Policies
31   Other Investments and Strategies
37   Investment Risks

43   HOW THE TRUST IS MANAGED
43   Board of Trustees
43   Manager
44   Advisers and Portfolio Managers
49   Distributor

50   PORTFOLIO DISTRIBUTIONS AND TAX ISSUES
50   Distributions
51   Tax Issues
53   If You Sell or Exchange Your Shares

54   HOW TO BUY, SELL AND EXCHANGE SHARES OF THE TRUST
54   Introduction
57   How to Buy Shares
59   How to Sell Your Shares
60   How to Exchange Your Shares

62   FINANCIAL HIGHLIGHTS

72   APPENDIX I - DESCRIPTION OF SECURITY RATINGS

75   APPENDIX II - EXEMPTIONS

     FOR MORE INFORMATION (Back Cover)






THE TARGET PORTFOLIO TRUST                    [PHONE GRAPHIC]  (800) 982-4467

RISK/RETURN SUMMARY


This section highlights key information about the investment portfolios (the Portfolios) of THE TARGET PORTFOLIO TRUST (the Trust). Additional information follows this summary.

INVESTMENT OBJECTIVES AND PRINCIPAL STRATEGIES

The following summarizes the investment objectives, principal strategies and principal risks for each of the Portfolios. While we make every effort to achieve the investment objective for each Portfolio, we can't guarantee success.

EQUITY PORTFOLIOS
LARGE CAPITALIZATION GROWTH PORTFOLIO


The Portfolio's investment objective is LONG-TERM CAPITAL APPRECIATION. This means that we seek investments that will increase in value. To achieve our investment objective, we purchase STOCKS OF LARGE COMPANIES we believe will experience earnings growth at a rate faster than that of the Standard & Poor's 500 Composite Stock Price Index (S&P 500).



     PRINCIPAL RISKS:
     -   market risk
     -   style risk


LARGE CAPITALIZATION VALUE PORTFOLIO

The Portfolio's investment objective is TOTAL RETURN consisting of CAPITAL APPRECIATION and DIVIDEND INCOME. This means that we seek investments that will increase in value as well as pay the Portfolio dividends. To achieve our objective, we invest in LARGE COMPANY STOCKS that we believe are undervalued, given the company's sales, earnings, book value, cash flow and recent performance.


     PRINCIPAL RISKS:
     -  market risk
     -  style risk


SMALL CAPITALIZATION GROWTH PORTFOLIO

The Portfolio's investment objective is MAXIMUM CAPITAL APPRECIATION. This means that we seek investments that will increase in value. To achieve our

RISK/RETURN SUMMARY


objective, we invest in the STOCKS OF SMALL COMPANIES that we believe will experience earnings growth at a rate faster than that of the U.S economy in general.


     PRINCIPAL RISKS:
     -  market risk
     -  style risk
     -  small company risk


SMALL CAPITALIZATION VALUE PORTFOLIO

The Portfolio's investment objective is ABOVE-AVERAGE CAPITAL APPRECIATION. This means that we seek investments that will increase in value. To achieve our objective, we invest in STOCKS OF SMALL COMPANIES that we believe are undervalued, given the company's sales, earnings, book value, cash flow and recent performance.


     PRINCIPAL RISKS:
     -  market risk
     -  style risk
     -  small company risk


INTERNATIONAL EQUITY PORTFOLIO

The Portfolio's investment objective is CAPITAL APPRECIATION. This means that we seek investments that will increase in value. To achieve this objective, we purchase STOCKS OF FOREIGN COMPANIES. These companies may be based in developed as well as developing countries. We may also invest in American Depositary Receipts, American Depositary Shares, Global Depositary Receipts and European Depositary Receipts, which are certificates representing an equity investment in a foreign company.


     PRINCIPAL RISKS:
     -  market risk
     -  style risk
     -  foreign market risk
     -  currency risk
     -  political developments






2   The Target Portfolio Trust              [PHONE GRAPHIC]  (800) 982-4467

RISK/RETURN SUMMARY


INCOME PORTFOLIOS
INTERNATIONAL BOND PORTFOLIO


The Portfolio's investment objective is HIGH TOTAL RETURN. This means that we seek investments that will increase in value as well as pay income. To achieve this objective, we invest primarily in HIGH GRADE FOREIGN DEBT OBLIGATIONS issued by foreign governments, their agencies and instrumentalities, foreign companies and financial institutions and by supranational organizations. These obligations may include mortgage-related securities, including collateralized mortgage obligations and stripped mortgage-backed securities. We may also invest in asset-backed securities like automobile loans and credit card receivables. We may also invest up to 25% of the Portfolio's assets in HIGH YIELD DEBT OBLIGATIONS -- also known as "JUNK BONDS". The Portfolio may actively and frequently trade its portfolio securities. The Portfolio is a NONDIVERSIFIED FUND that generally may invest a higher percentage of its assets in the securities of fewer issuers than a diversified fund.



     PRINCIPAL RISKS:
     -  credit risk
     -  interest rate risk
     -  market risk
     -  prepayment risk
     -  active trading risk
     -  foreign market risk
     -  currency risk
     -  political developments
     -  nondiversification


TOTAL RETURN BOND PORTFOLIO


The Portfolio's investment objective is TOTAL RETURN consisting of CURRENT INCOME AND CAPITAL APPRECIATION. This means that we seek investments that will pay income as well as increase in value. To achieve this objective, we invest in DEBT OBLIGATIONS issued or guaranteed by the U.S. GOVERNMENT and its agencies, as well as debt obligations issued by U.S. COMPANIES, FOREIGN COMPANIES AND FOREIGN GOVERNMENTS and their agencies. The Portfolio may invest in MORTGAGE-RELATED SECURITIES issued or guaranteed by U.S. government entities, and up to 25% of its assets in privately issued mortgage-related securities (not issued or guaranteed by the U.S. government).

RISK/RETURN SUMMARY


These investments may include collateralized mortgage obligations and stripped mortgage-backed securities. We may also invest in ASSET-BACKED SECURITIES like automobile loans and credit card receivables. We normally invest at least 90% of the Portfolio's assets in "INVESTMENT GRADE" DEBT OBLIGATIONS -- rated at least BBB by Standard & Poor's Ratings Group (S&P), Baa by Moody's Investors Service (Moody's), or the equivalent by another major rating service -- and unrated debt obligations that we believe are comparable in quality. However, we may invest up to 10% of the Portfolio's assets in HIGH YIELD DEBT OBLIGATIONS ("JUNK BONDS"). The Portfolio may actively and frequently trade its portfolio securities. The dollar-weighted average maturity of the Portfolio will be between four and fifteen years.


     PRINCIPAL RISKS:
     -  credit risk
     -  interest rate risk
     -  market risk
     -  prepayment risk
     -  active trading risk
     -  foreign market risk
     -  currency risk
     -  political developments


INTERMEDIATE-TERM BOND PORTFOLIO


The Portfolio's investment objective is CURRENT INCOME and REASONABLE STABILITY OF PRINCIPAL. To achieve this objective, we invest in DEBT OBLIGATIONS issued or guaranteed by the U.S. GOVERNMENT and its agencies, as well as DEBT OBLIGATIONS ISSUED BY U.S. COMPANIES, FOREIGN COMPANIES AND FOREIGN GOVERNMENTS. The Portfolio may invest in MORTGAGE-RELATED SECURITIES issued or guaranteed by U.S. government entities, and up to 25% of its assets in privately issued mortgage-related securities (not issued or guaranteed by the U.S. government). These investments may include collateralized mortgage obligations and stripped mortgage-backed securities. We may also invest in ASSET-BACKED SECURITIES like automobile loans and credit card receivables. We normally invest at least 90% of the Portfolio's assets in "INVESTMENT GRADE" DEBT OBLIGATIONS and UNRATED DEBT OBLIGATIONS that we believe are comparable in quality. However, we may invest up to 10% of the Portfolio's assets in HIGH YIELD DEBT OBLIGATIONS




4   The Target Portfolio Trust              [PHONE GRAPHIC]  (800) 982-4467

RISK/RETURN SUMMARY


("JUNK BONDS"). The Portfolio may actively and frequently trade its portfolio securities. The dollar-weighted average maturity of the Portfolio will be between three and ten years.


     PRINCIPAL RISKS:
     -  credit risk
     -  interest rate risk
     -  market risk
     -  prepayment risk
     -  active trading risk
     -  foreign market risk
     -  currency risk
     -  political developments


MORTGAGE BACKED SECURITIES PORTFOLIO

The Portfolio's primary investment objective is HIGH CURRENT INCOME and its secondary investment objective is CAPITAL APPRECIATION, each to the extent consistent with the PROTECTION OF CAPITAL. This means we seek investments that will pay income and also increase in value, while attempting to reduce volatility. To achieve these objectives, we normally invest primarily in MORTGAGE-BACKED DEBT SECURITIES. These securities will usually be mortgage-related securities issued or guaranteed by U.S. governmental agencies. However, we may invest up to 25% of the Portfolio's total assets in PRIVATELY ISSUED MORTGAGE-RELATED SECURITIES. Our investments in mortgage-related securities may include collateralized mortgage obligations and stripped mortgage-backed securities. We may also invest in ASSET-BACKED SECURITIES like automobile loans and credit card receivables. We normally purchase debt obligations that are rated at least A by Moody's or S&P, or the equivalent by another major rating service, and unrated bonds we believe are comparable in quality. The Portfolio may actively and frequently trade its portfolio securities.


     PRINCIPAL RISKS:
     -   credit risk
     -   interest rate risk
     -   market risk
     -   prepayment risk
     -   active trading risk

RISK/RETURN SUMMARY


U.S. GOVERNMENT MONEY MARKET PORTFOLIO


The Portfolio's investment objective is MAXIMUM CURRENT INCOME consistent with the maintenance of LIQUIDITY and the PRESERVATION OF CAPITAL. To achieve this objective, we invest primarily in SECURITIES ISSUED OR GUARANTEED BY THE U.S. GOVERNMENT that mature in 13 months or less. While we make every effort to achieve our investment objective and maintain a net asset value of $1 per share, we can't guarantee that we will be successful. So far, the Portfolio's net asset value per share has never deviated from $1.



     PRINCIPAL RISKS:
     -   credit risk
     -   interest rate risk


PRINCIPAL RISKS

Although we try to invest wisely, all investments involve risk. Like any mutual fund, an investment in a Portfolio could lose value, and you could lose money. The following summarizes the principal risks of investing in the Portfolios.

LARGE CAPITALIZATION GROWTH, LARGE CAPITALIZATION VALUE, SMALL CAPITALIZATION GROWTH, SMALL CAPITALIZATION VALUE AND INTERNATIONAL EQUITY PORTFOLIOS

MARKET RISK. Since these Portfolios invest primarily in COMMON STOCKS, there is the risk that the price of a particular stock owned by a Portfolio could go down. Generally, the stock price of large companies is more stable than the stock price of smaller companies, but this is not always the case. In addition to an individual stock losing value, the value of a market sector or of the equity markets as a whole could go down. In addition, different parts of a market can react differently to adverse issuer, market, regulatory, political and economic developments.


     STYLE RISK. Since some of the Portfolios follow either a growth or value investment style, there is the risk that a particular style may be out of favor for a period of time.


     SMALL COMPANY RISK. The SMALL CAPITALIZATION GROWTH and SMALL CAPITALIZATION VALUE PORTFOLIOS invest primarily in stocks of smaller companies with a market capitalization of under $1.5 billion. These




6   The Target Portfolio Trust              [PHONE GRAPHIC]  (800) 982-4467

RISK/RETURN SUMMARY


companies usually offer a smaller range of products and services than larger companies. They may also have limited financial resources and may lack management depth. As a result, stocks issued by smaller companies tend to fluctuate in value more than the stocks of larger, more established companies.

     INVESTMENTS IN FOREIGN SECURITIES. The INTERNATIONAL EQUITY PORTFOLIO invests primarily in STOCKS OF FOREIGN COMPANIES. Investing in foreign securities presents additional risks. See "Investments in Foreign Securities" below.

INCOME PORTFOLIOS


CREDIT RISK. The debt obligations in which the Portfolios invest are generally subject to the risk that the issuer may be unable to make principal and interest payments when they are due. There is also the risk that the securities could lose value because of a loss of confidence in the ability of the borrower to pay back debt. The INTERNATIONAL BOND, TOTAL RETURN BOND and INTERMEDIATE-TERM BOND PORTFOLIOS may invest in NON-INVESTMENT GRADE SECURITIES -- also known as "JUNK BONDS" -- which have a higher risk of default and tend to be less liquid than higher-rated securities.



     INTEREST RATE RISK. There is also the risk that the securities could lose value because of interest rate changes. Debt obligations with longer maturities typically offer higher yields, but are subject to greater price shifts as a result of interest rate changes than debt obligations with shorter maturities. The prices of debt obligations and a Portfolio's net asset value (or share price) generally move in opposite directions than interest rates.


     Although investments in mutual funds involve risk, investments in money market funds like the U.S. GOVERNMENT MONEY MARKET PORTFOLIO are generally less risky than investments in other types of funds. This is because the Portfolio may only invest in high quality securities, limits the average maturity of its portfolio to 90 days or less, and limits its ability to invest in any particular security to those that mature in 13 months or less. For purposes of satisfying the average maturity and maximum maturity requirements, securities with demand features are treated as maturing on the date that the Portfolio can demand repayment of the security. Although the Portfolio seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in the Portfolio.

     MARKET RISK. Debt obligations are also subject to market risk, which is the possibility that the market value of an investment may move up or down

RISK/RETURN SUMMARY


and that its movement may occur quickly or unpredictably. Market risk may affect an industry, a sector or the entire market.

     PREPAYMENT RISK. The INTERNATIONAL BOND, TOTAL RETURN BOND, INTERMEDIATE-TERM BOND and MORTGAGE BACKED SECURITIES PORTFOLIOS may invest in MORTGAGE-RELATED SECURITIES and ASSET-BACKED SECURITIES, which are subject to prepayment risk. If these securities are prepaid, a Portfolio may have to replace them with lower-yielding securities. Stripped mortgage-backed securities are generally more sensitive to changes in prepayment and interest rates than other mortgage-related securities. Unlike mortgage-related securities, asset-backed securities are usually not collateralized. If the issuer of a non-collateralized debt security defaults on the obligation, there is no collateral that the security holder may sell to satisfy the debt.


     ACTIVE TRADING RISK. The INTERNATIONAL BOND, TOTAL RETURN BOND, INTERMEDIATE-TERM BOND and MORTGAGE BACKED SECURITIES PORTFOLIOS actively and frequently trade their portfolio securities. High portfolio turnover results in higher transaction costs and can affect a Portfolio's performance and have adverse tax consequences.



     INVESTMENTS IN FOREIGN SECURITIES. The INTERNATIONAL BOND, TOTAL RETURN BOND and INTERMEDIATE-TERM BOND PORTFOLIOS may also invest in DEBT OBLIGATIONS OF FOREIGN ISSUERS. Investing in foreign securities presents additional risks. See "Investments in Foreign Securities" below.


     NON-DIVERSIFICATION RISK. The INTERNATIONAL BOND PORTFOLIO is a non-diversified fund, meaning that we can invest a higher percentage of its assets in the securities of fewer issuers than a diversified fund. Investing in a non-diversified portfolio involves greater risk than investing in a diversified portfolio.


INVESTMENTS IN FOREIGN SECURITIES

The INTERNATIONAL EQUITY, INTERNATIONAL BOND, TOTAL RETURN BOND and INTERMEDIATE-TERM BOND PORTFOLIOS may invest in FOREIGN SECURITIES. Investing in foreign securities involves more risk than investing in securities of U.S. issuers.

FOREIGN MARKET RISK. Foreign markets, especially those in developing countries, tend to be more volatile than U.S. markets and are generally not subject to regulatory requirements comparable to those in the U.S. Because of differences in accounting standards and custody and settlement practices, investing in foreign securities generally involves more risk than investing in securities of U.S. issuers.



8   The Target Portfolio Trust              [PHONE GRAPHIC]  (800) 982-4467

RISK/RETURN SUMMARY



CURRENCY RISK. Changes in currency exchange rates may affect the value of foreign securities held by a Portfolio and the amount of income available for distribution. If a foreign currency grows weaker relative to the U.S. dollar, the value of securities denominated in that foreign currency generally decreases in terms of U.S. dollars. If a Portfolio does not correctly anticipate changes in exchange rates, certain hedging activities may also cause the Portfolio to lose money and reduce the amount of income available for distribution.


     POLITICAL DEVELOPMENTS. Political developments may adversely affect the value of a Portfolio's foreign securities.

                                      * * *

     For more information about the risks associated with the Portfolios, see "How the Portfolios Invest -- Investment Risks."

     An investment in a Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

RISK/RETURN SUMMARY


EVALUATING PERFORMANCE

A number of factors -- including risk -- can affect how a Portfolio performs. The following bar charts show each Portfolio's performance for each full calendar year of operation. The bar charts and tables below demonstrate the risk of investing in the Portfolios by showing how returns can change from year to year and by showing how each Portfolio's average annual total returns compare with those of a broad measure of market performance and/or a group of similar mutual funds. Past performance does not mean that a Portfolio will achieve similar results in the future.

LARGE CAPITALIZATION GROWTH PORTFOLIO


ANNUAL RETURNS

                               [BAR CHART OMITTED]

1994      -0.68%
1995      25.76%
1996      21.09%
1997      20.77%
1998      44.22%
1999      55.37%



Best quarter: 33.10% (4th quarter of 1998) Worst quarter: -13.67% (3rd quarter of 1998)



AVERAGE ANNUAL RETURNS(1) (AS OF 12-31-99)

                                    1 YR        5 YRS          SINCE INCEPTION
Large Cap Growth Portfolio          53.05%      30.76%      20.44% (since 1-5-93)
S&P 500(2)                          21.03%      28.54%      21.52% (since 1-5-93)
Lipper Average(3)                   38.09%      30.14%      21.41% (since 1-5-93)


(1) The Portfolio's returns are after deduction of expenses, but do not reflect the expense of the Target Program fee.


(2) The Standard & Poor's 500 Composite Stock Price Index (S&P 500) -- an unmanaged index of 500 stocks of large U.S. companies -- gives a broad look at how stock prices have performed. These returns do not include the effect of any sales charges or operating expenses of a mutual fund. These returns would be lower if they included the effect of sales charges and operating expenses. Source: Lipper Inc.



(3) The Lipper Average is based on the average return of all mutual funds in the Lipper Large-Cap Growth Funds category and does not include the effect of any sales charges. Again, these returns would be lower if they included the effect of sales charges. Source: Lipper Inc.




10  The Target Portfolio Trust              [PHONE GRAPHIC] (800) 982-4467

RISK/RETURN SUMMARY

LARGE CAPITALIZATION VALUE PORTFOLIO

ANNUAL RETURNS

                               [BAR CHART OMITTED]

1994       2.18%
1995      32.08%
1996      19.17%
1997      29.80%
1998      10.25%
1999      -4.37%


Best quarter: 14.53% (2nd quarter of 1997) Worst quarter: -12.46% (3rd quarter of 1999)



AVERAGE ANNUAL RETURNS(1) (AS OF 12-31-99)


                                  1 YR      5 YRS        SINCE INCEPTION
Large Cap Value Portfolio        -5.80%     14.85%    10.64% (since 1-5-93)
S&P 500(2)                       21.03%     28.54%    21.52% (since 1-5-93)
Lipper Average(3)                 7.78%     18.48%    14.42% (since 1-5-93)



(1) The Portfolio's returns are after deduction of expenses, but do not reflect the expense of the Target Program fee.


(2) The Standard & Poor's 500 Composite Stock Price Index (S&P 500) -- an unmanaged index of 500 stocks of large U.S. companies -- gives a broad look at how stock prices have performed. These returns do not include the effect of any sales charges or operating expenses of a mutual fund. These returns would be lower if they included the effect of sales charges and operating expenses. Source: Lipper Inc.



(3) The Lipper Average is based on the average return of all mutual funds in the Lipper Multi-Cap Value Funds category and does not include the effect of any sales charges. Again, these returns would be lower if they included the effect of sales charges. Source: Lipper Inc.

RISK/RETURN SUMMARY


SMALL CAPITALIZATION GROWTH PORTFOLIO


ANNUAL RETURNS

                              [BAR CHART OMITTED]

1994      -2.19%
1995      24.62%
1996      18.88%
1997      20.85%
1998       2.55%
1999      29.20%


Best quarter: 23.18% (4th quarter of 1999) Worst quarter: -24.00% (3rd quarter of 1998)



AVERAGE ANNUAL RETURNS(1) (AS OF 12-31-99)


                                      1 YR         5 YRS        SINCE INCEPTION(2)
  Small Cap Growth Portfolio          27.27%       17.09%     13.87% (since 1-5-93)
  Russell 2000(3)                     43.09%       18.99%     14.15% (since 1-5-93)
  Lipper Average(4)                   62.63%       19.61%     18.66% (since 1-5-93)



(1) The Portfolio's returns are after deduction of expenses, but do not reflect the expense of the Target Program fee.



(2) Without the management fee waiver or expense reimbursement in effect in 1993, the average annual returns would have been lower.



(3) The Russell 2000 Index -- an unmanaged index of the stocks of the 2,000 smallest U.S. companies included in the Russell 3000 Index -- gives a broad look at how the stock prices of smaller companies have performed. These returns do not include the effect of any sales charges or operating expenses of a mutual fund. These returns would be lower if they included the effect of sales charges and operating expenses. Source: Lipper Inc.



(4) The Lipper Average is based on the average return of all mutual funds in the Lipper Small-Cap Growth Funds category and does not include the effect of any sales charges. Again, these returns would be lower if they included the effect of sales charges. Source: Lipper Inc.



12  The Target Portfolio Trust              [PHONE GRAPHIC] (800) 982-4467

RISK/RETURN SUMMARY


SMALL CAPITALIZATION VALUE PORTFOLIO


ANNUAL RETURNS

                              [BAR CHART OMITTED]

1994      -11.03%
1995       19.21%
1996       21.75%
1997       29.98%
1998       -6.62%
1999        1.39%


Best quarter: 18.39% (2nd quarter of 1999) Worst quarter: -20.07% (3rd quarter of 1998)


AVERAGE ANNUAL RETURNS(1) (AS OF 12-31-99)

                                       1 YR        5 YRS        SINCE INCEPTION(2)
  Small Cap Value Portfolio           -0.12%       10.64%      9.52% (since 1-5-93)
  Russell 2000(3)                     -1.49%       13.14%     14.15% (since 1-5-93)
  Lipper Average(4)                    6.33%       13.68%     11.45% (since 1-5-93)



(1) The Portfolio's returns are after deduction of expenses but do not reflect the expense of the Target Program fee.



(2) Without the management fee waiver or expense reimbursement in effect in 1993, the average annual returns would have been lower.



(3) The Russell 2000 Index -- an unmanaged index of the stocks of the 2,000 smallest U.S. companies included in the Russell 3000 Index -- gives a broad look at how the stock prices of smaller companies have performed. These returns do not include the effect of any sales charges or operating expenses of a mutual fund. These returns would be lower if they included the effect of sales charges and operating expenses. Source: Lipper Inc.



(4) The Lipper Average is based on the average return of all mutual funds in the Lipper Small-Cap Value Funds category and does not include the effect of any sales charges. Again, these returns would be lower if they included the effect of sales charges. Source: Lipper Inc.

RISK/RETURN SUMMARY


INTERNATIONAL EQUITY PORTFOLIO


ANNUAL RETURNS

                              [BAR CHART OMITTED]

1994       0.18%
1995      15.38%
1996      15.25%
1997      10.60%
1998      15.49%
1999      23.30%


Best quarter: 18.03% (4th quarter of 1998) Worst quarter: -17.53% (3rd quarter of 1998)



AVERAGE ANNUAL RETURNS(1) (AS OF 12-31-99)

                                        1 YR       5 YRS           SINCE INCEPTION
  International Equity Portfolio       21.46%      14.20%       14.01% (since 1-5-93)
  EAFE(2)                              26.96%      12.83%       14.71% (since 1-5-93)
  Lipper Average(3)                    40.80%      15.05%       15.63% (since 1-5-93)


(1) The Portfolio's returns are after deduction of expenses, but do not reflect the expense of the Target Program fee.


(2) The Morgan Stanley Capital International (MSCI) EAFE Index -- a weighted, unmanaged index that reflects stock price movements in Europe, Australasia and the Far East -- gives a broad look at how foreign stocks have performed. These returns do not include the effect of any sales charges or operating expenses of a mutual fund. These returns would be lower if they included the effect of sales charges and operating expenses. Source: Lipper Inc.



(3) The Lipper Average is based on the average return of all mutual funds in the Lipper International Funds category and does not include the effect of any sales charges. Again, these returns would be lower if they included the effect of sales charges. Source: Lipper Inc.



14  The Target Portfolio Trust              [PHONE GRAPHIC] (800) 982-4467

RISK/RETURN SUMMARY


INTERNATIONAL BOND PORTFOLIO

ANNUAL RETURNS*

1995      14.66%
1996       4.45%
1997      -5.73%
1998       8.55%
1999      -5.88%


Best quarter: 11.74% (1st quarter of 1995) Worst quarter: -5.74% (1st quarter of
1997)


* Without the management fee waiver or expense reimbursement in effect through 1995, the annual returns would have been lower.


AVERAGE ANNUAL RETURNS(1) (AS OF 12-31-99)

                                         1 YR    5 YRS(2)       SINCE INCEPTION(2)
  International Bond Portfolio          -6.82%     1.87%      1.69% (since 5-17-94)
  WB Index(3)                           -5.07%     5.90%      6.14% (since 5-17-94)
  Lipper Average(4)                     -4.46%     6.46%      5.73% (since 5-17-94)



(1) The Portfolio's returns are after deduction of expenses, but do not reflect the expense of the Target Program fee.



(2) Without the management fee waiver or expense reimbursement in effect through 1995, the average annual returns would have been lower.



(3) The Salomon Smith Barney Non-U.S. World Government Bond Index (WB Index) -- an unmanaged index of approximately 600 high quality bonds issued in several different currencies -- gives a broad look at how foreign bonds have performed. These returns do not include the effect of any sales charges or operating expenses of a mutual fund. These returns would be lower if they included the effect of sales charges and operating expenses. Source: Lipper Inc.



(4) The Lipper Average is based on the average return of all mutual funds in the Lipper International Income Funds category and does not include the effect of any sales charges. Again, these returns would be lower if they included the effect of sales charges. Source: Lipper Inc.

RISK/RETURN SUMMARY


TOTAL RETURN BOND PORTFOLIO


ANNUAL RETURNS*

                              [BAR CHART OMITTED]

1994      -3.54%
1995      19.63%
1996       5.02%
1997       9.23%
1998       8.28%
1999      -0.67%


Best quarter: 6.32% (2nd quarter of 1995) Worst quarter: -3.35% (1st quarter of
1994)


* Without the management fee waiver or expense reimbursement in effect through 1995, the annual returns would have been lower.


AVERAGE ANNUAL RETURNS(1) (AS OF 12-31-99)

                                       1 YR      5 YRS(2)     SINCE INCEPTION(2)
  Total Return Bond Portfolio         -1.66%       7.02%     5.59% (since 1-5-93)
  LGCI(3)                              0.39%       7.10%     6.42% (since 1-5-93)
  Lipper Average(4)                   -1.62%       7.83%     6.76% (since 1-5-93)



(1) The Portfolio's returns are after deduction of expenses, but do not reflect the expense of the Target Program fee.



(2) Without the management fee waiver or expense reimbursement in effect through 1995, the average annual returns would have been lower.



(3) The Lehman Government/Corporate Index (LGCI) -- an unmanaged index of publicly traded intermediate- and long-term government and corporate debt with an average maturity of 10 years -- gives a broad look at how bonds have performed. These returns do not include the effect of any sales charges or operating expenses of a mutual fund. These returns would be lower if they included the effect of sales charges and operating expenses. Source: Lipper Inc.



(4) The Lipper Average is based on the average return of all mutual funds in the Lipper Corporate Debt BBB Funds category and does not include the effect of any sales charges. Again, these returns would be lower if they included the effect of sales charges. Source: Lipper Inc.



16  The Target Portfolio Trust              [PHONE GRAPHIC] (800) 982-4467

RISK/RETURN SUMMARY

INTERMEDIATE-TERM BOND PORTFOLIO


ANNUAL RETURNS

                                  [BAR CHART]

1994      -2.23%
1995      16.87%
1996       5.22%
1997       8.57%
1998       7.09%
1999       1.30%


Best quarter: 5.79% (2nd quarter of 1995) Worst quarter: -1.79% (1st quarter of
1994)



AVERAGE ANNUAL RETURNS(1) (AS OF 12-31-99)

                                       1 YR          5 YRS       SINCE INCEPTION(2)
  Intermediate-Term
   Bond Portfolio                      0.29%         6.62%     5.39% (since 1-5-93)
  LIGC(3)                              0.39%         7.10%     6.00% (since 1-5-93)
  Lipper Average(4)                   -1.28%         6.85%     5.84% (since 1-5-93)



(1) The Portfolio's returns are after deduction of expenses, but do not reflect the expense of the Target Program fee.



(2) Without the management fee waiver or expense reimbursement in effect through 1993, the average annual returns would have been lower.



(3) The Lehman Intermediate Government/Corporate Index (LIGC) -- an unmanaged index of publicly traded U.S. government bonds and investment grade corporate bonds with maturities of up to 10 years -- gives a broad look at how intermediate-term bonds have performed. These returns do not include the effect of any sales charges or operating expenses of a mutual fund. These returns would be lower if they included the effect of sales charges and operating expenses. Source: Lipper Inc.



(4) The Lipper Average is based on the average return of all mutual funds in the Lipper Intermediate Investment-Grade Debt Funds category and does not include the effect of any sales charges. Again, these returns would be lower if they included the effect of sales charges. Source: Lipper Inc.

RISK/RETURN SUMMARY


MORTGAGE BACKED SECURITIES PORTFOLIO


ANNUAL RETURNS*

                                  [BAR CHART]

1994      -0.51%
1995      16.18%
1996       5.56%
1997       8.82%
1998       6.37%
1999       1.54%


Best quarter: 4.70% (1st quarter of 1995) Worst quarter: -1.67% (1st quarter of
1994)


* Without the management fee waiver or expense reimbursement in effect through 1995, the annual returns would have been lower.


AVERAGE ANNUAL RETURNS(1) (AS OF 12-31-99)

                                       1 YR        5 YRS(2)    SINCE INCEPTION(2)
  Mortgage Backed
   Securities Portfolio                0.52%         6.51%    5.52% (since 1-5-93)
  Mortgage Index(3)                    1.83%         7.92%    6.41% (since 1-5-93)
  Lipper Average(4)                    0.65%         6.98%    5.44% (since 1-5-93)



(1) The Portfolio's returns are after deduction of expenses, but do not reflect the expense of the Target Program fee.



(2) Without the management fee waiver or expense reimbursement in effect through 1995, the average annual returns would have been lower.



(3) The Salomon Smith Barney Mortgage Backed Security Index (Mortgage Index) -- an unmanaged index of 30- and 15-year mortgage-related securities issued by U.S. Government agencies -- gives a broad look at how mortgage-backed securities have performed. These returns do not include the effect of any sales charges or operating expenses of a mutual fund. These returns would be lower if they included the effect of sales charges and operating expenses.
    Source: Bloomberg, L.P.



(4) The Lipper Average is based on the average return of all mutual funds in the Lipper U.S. Mortgage Funds category and does not include the effect of any sales charges. Again, these returns would be lower if they included the effect of sales charges. Source: Lipper Inc.



18  The Target Portfolio Trust              [PHONE GRAPHIC] (800) 982-4467

RISK/RETURN SUMMARY

U.S. GOVERNMENT MONEY MARKET PORTFOLIO


ANNUAL RETURNS

                                  [BAR CHART]

1994      3.79%
1995      5.25%
1996      4.53%
1997      4.95%
1998      4.88%
1999      4.67%


Best quarter: 1.36% (4th quarter of 1997) Worst quarter: 0.67% (1st quarter of
1994)



AVERAGE ANNUAL RETURNS(1) (AS OF 12-31-99)

                                       1 YR         5 YRS         SINCE INCEPTION
  U.S. Government
    Money Market Portfolio             4.65%         4.87%    4.39% (since 1-5-93)
  Lipper Average(2)                    4.47%             %    4.38% (since 1-5-93)



7-DAY YIELD(1) (AS OF 12-31-99)

U.S. Government Money Market Portfolio                    4.50%
iMoneyNet, Inc. Average(3)                                5.15%


(1) The Portfolio's returns and yield are after deduction of expenses, but do not reflect the expense of the Target Program fee.

(2) The Lipper Average is based on the average return of all mutual funds in the Lipper U.S. Government Money Funds category. Source: Lipper Inc.


(3) The iMoneyNet, Inc. Average is based upon the average yield of all mutual funds in the iMoneyNet, Inc. All Taxable Money Market Fund category. Source: iMoneyNet, Inc.

RISK/RETURN SUMMARY


FEES AND EXPENSES

These tables show the sales charges, fees and expenses that you may pay if you buy and hold the shares of each Portfolio.


SHAREHOLDER FEES (PAID DIRECTLY FROM YOUR INVESTMENT)

                                                     EQUITY PORTFOLIOS    INCOME PORTFOLIOS
  Maximum sales charge (load) imposed on                   None                 None
   purchases (as a percentage of offering price)
  Maximum deferred sales charge (load)                     None                 None
   (as a percentage of the lower of original
   purchase price or sale proceeds)
  Maximum sales charge (load) imposed                      None                 None
   on reinvested dividends and other distributions
  Redemption fees                                          None                 None
  Exchange fee                                             None                 None
  Maximum annual Target Program fee(1)                1.25%/1.50%(2)        1.35%/1.00%(3)

(1) The Target Program fee only applies to Target Program participants.

(2) The maximum Target Program fee is 1.25% for investors who invest in the Portfolios through an Individual Retirement Account or a qualified employee benefit plan (together, Plan investors). The maximum Target Program fee is 1.50% for non-Plan investors.

(3) The maximum Target Program fee is 1.35% for Plan investors and is 1.00% for non-Plan investors.


20  The Target Portfolio Trust              [PHONE GRAPHIC]  (800) 982-4467

RISK/RETURN SUMMARY


EQUITY PORTFOLIOS

ANNUAL FUND OPERATING EXPENSES (DEDUCTED FROM PORTFOLIO ASSETS)


  LARGE CAPITALIZATION GROWTH PORTFOLIO
  Management fees                                         .60%
  + Distribution and service (12b-1) fees                 None
  + Other expenses                                        .08%
  = TOTAL ANNUAL FUND OPERATING EXPENSES                  .68%

  LARGE CAPITALIZATION VALUE PORTFOLIO
  Management fees                                         .60%
  + Distribution and service (12b-1) fees                 None
  + Other expenses                                        .13%
  = TOTAL ANNUAL FUND OPERATING EXPENSES                  .73%

  SMALL CAPITALIZATION GROWTH PORTFOLIO
  Management fees                                         .60%
  + Distribution and service (12b-1) fees                 None
  + Other expenses                                        .20%
  = TOTAL ANNUAL FUND OPERATING EXPENSES                  .80%

  SMALL CAPITALIZATION VALUE PORTFOLIO
  Management fees                                         .60%
  + Distribution and service (12b-1) fees                 None
  + Other expenses                                        .27%
  = TOTAL ANNUAL FUND OPERATING EXPENSES                  .87%

  INTERNATIONAL EQUITY PORTFOLIO
  Management fees                                         .70%
  + Distribution and service (12b-1) fees                 None
  + Other expenses                                        .23%
  = TOTAL ANNUAL FUND OPERATING EXPENSES                  .93%

RISK/RETURN SUMMARY


INCOME PORTFOLIOS

ANNUAL FUND OPERATING EXPENSES (DEDUCTED FROM PORTFOLIO ASSETS)


  INTERNATIONAL BOND PORTFOLIO
  Management fees                                         .50%
  + Distribution and service (12b-1) fees                 None
  + Other expenses                                        .75%
  = TOTAL ANNUAL FUND OPERATING EXPENSES                 1.25%

  TOTAL RETURN BOND PORTFOLIO
  Management fees                                         .45%
  + Distribution and service (12b-1) fees                 None
  + Other expenses                                        .37%
  = TOTAL ANNUAL FUND OPERATING EXPENSES                  .82%

  INTERMEDIATE-TERM BOND PORTFOLIO
  Management fees                                         .45%
  + Distribution and service (12b-1) fees                 None
  + Other expenses                                        .22%
  = TOTAL ANNUAL FUND OPERATING EXPENSES                  .67%

  MORTGAGE BACKED SECURITIES PORTFOLIO
  Management fees                                         .45%
  + Distribution and service (12b-1) fees                 None
  + Other expenses                                        .35%
  = TOTAL ANNUAL FUND OPERATING EXPENSES                  .80%

  U.S. GOVERNMENT MONEY MARKET PORTFOLIO
  Management fees                                         .25%
  + Distribution and service (12b-1) fees                 None
  + Other expenses                                        .18%
  = TOTAL ANNUAL FUND OPERATING EXPENSES                  .43%




22  The Target Portfolio Trust              [PHONE GRAPHIC]  (800) 982-4467

RISK/RETURN SUMMARY


FEES AND EXPENSES EXAMPLE

This example will help you compare the fees and expenses of the Portfolios and the cost of investing in the Portfolios with the cost of investing in other mutual funds.

     The example assumes that you invest $10,000 in a Portfolio for the time periods indicated and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:


                                              1 YR      3 YRS     5 YRS     10 YRS
Large Capitalization Growth Portfolio         $ 69      $218      $379      $  847
Large Capitalization Value Portfolio          $ 75      $233      $406      $  906
Small Capitalization Growth Portfolio         $ 82      $255      $444      $  990
Small Capitalization Value Portfolio          $ 89      $278      $482      $1,073
International Equity Portfolio                $ 95      $296      $515      $1,143
International Bond Portfolio                  $127      $397      $686      $1,511
Total Return Bond Portfolio                   $ 84      $262      $455      $1,014
Intermediate-Term Bond Portfolio              $ 68      $214      $373      $  835
Mortgage Backed Securities Portfolio          $ 82      $255      $444      $  990
U.S. Government Money Market Portfolio        $ 44      $138      $241      $  542

HOW THE PORTFOLIOS INVEST

INVESTMENT OBJECTIVES AND POLICIES

EQUITY PORTFOLIOS

LARGE CAPITALIZATION GROWTH PORTFOLIO

The Portfolio's investment objective is LONG-TERM CAPITAL APPRECIATION. This means that we seek investments that we think will increase in value.

     In pursuing our objective, we invest in STOCKS OF LARGE COMPANIES we believe will experience earnings growth at a rate faster than that of the S&P
500. When we consider investing in a company's stock, we look at several factors to evaluate the stock's growth potential, including the company's historical profitability, the economic outlook for the company's industry, the company's position in that industry, and the qualifications of company management. For example, we may select a company's stock based on new products or services the company is introducing. Dividend income is only an incidental consideration. Generally, we will consider selling a security when we think it has achieved its growth potential, or when we think we can find better growth opportunities. We normally invest at least 80% of the Portfolio's total assets in common stocks, and at least 65% of its total assets in common stocks of companies with a total market capitalization of $5 billion or more (measured at the time of purchase).


LARGE CAPITALIZATION VALUE PORTFOLIO


The Portfolio's investment objective is TOTAL RETURN consisting of CAPITAL APPRECIATION and DIVIDEND INCOME. This means that we seek investments that we think will increase in value as well as pay the Portfolio dividends.

     In pursuing our objective, we invest in STOCKS OF LARGE COMPANIES using a VALUE INVESTMENT STYLE. That is, we invest in stocks that we believe are undervalued and have an above-average potential to increase in price. We consider a number of factors in choosing stocks, like a company's sales, earnings, book value, cash flow, recent performance and the industry it's in. We consider selling a stock if it has increased in value to the point where we no longer consider it to be undervalued. We normally invest at least 80% of the Portfolio's total assets in common stocks and securities convertible into common stocks, and at least 65% of its total assets in common stocks of companies with a total market capitalization of $5 billion or more (measured at the time of purchase) that we think will pay regular dividends.


SMALL CAPITALIZATION GROWTH PORTFOLIO


The Portfolio's investment objective is MAXIMUM CAPITAL APPRECIATION. This means that we seek investments that we think will increase in value.




24  The Target Portfolio Trust                   [PHONE GRAPHIC]  (800) 982-4467

HOW THE PORTFOLIOS INVEST


     In pursuing our objective, we invest in STOCKS OF SMALL COMPANIES we believe will experience earnings growth at a rate faster than that of the U.S. economy in general. When we consider investing in a company's stock, we look at several factors to evaluate the stock's growth potential, including the company's historical profitability, return on capital, the economic outlook for the company's industry, the company's position in that industry, and the qualifications of company management. For example, we may select a company's stock based on new products or services the company is introducing. We do not consider dividend income in selecting stocks for the Portfolio. Generally, we will consider selling a security when we think it has achieved its growth potential, or when we think we can find better growth opportunities. We normally invest at least 65% of the Portfolio's total assets in common stocks of companies with a total market capitalization of less than $1.5 billion (measured at the time of purchase).


SMALL CAPITALIZATION VALUE PORTFOLIO

The Portfolio's investment objective is ABOVE-AVERAGE CAPITAL APPRECIATION. This means that we seek investments that we think will increase in value.

     In pursuing our objective, we invest in STOCKS OF SMALL COMPANIES using a VALUE INVESTMENT STYLE. That is, we invest in stocks that we believe are undervalued and have an above average potential to increase in price. We consider a number of factors in choosing stocks, like a company's sales, earnings, book value, cash flow and recent performance. We also consider dividend growth prospects in selecting stocks for the Portfolio. We consider selling a stock if it has increased in value to the point where we no longer consider it to be undervalued. We normally invest at least 80% of the Portfolio's total assets in common stocks, and at least 65% of its total assets in common stocks of companies with a total market capitalization of less than $1.5 billion (measured at the time of purchase).

INTERNATIONAL EQUITY PORTFOLIO

The Portfolio's investment objective is CAPITAL APPRECIATION. This means that we seek investments that we think will increase in value.


     In pursuing our objective, we invest in STOCKS of companies located in FOREIGN COUNTRIES. We look for stocks that we believe are undervalued based on their earnings, cash flow or asset values. We consider selling a stock if it has increased in value to the point where we no longer consider it to be undervalued. We may invest in stocks of companies in both developed and developing countries. We normally invest at least 65% of the Portfolio's total assets in stocks of companies in at least three different foreign countries. For purposes of this policy, the Portfolio will invest in stocks of companies that are organized under the laws of a foreign country, companies which derive

HOW THE PORTFOLIOS INVEST

more than 50% of their revenues from activities in foreign countries, and companies which have at least 50% of their assets located abroad. The foreign securities held by the Portfolio normally will be denominated in foreign currencies, including the euro -- a multinational currency unit.

     The Portfolio may also invest in AMERICAN DEPOSITARY RECEIPTS (ADRS), AMERICAN DEPOSITARY SHARES (ADSS), GLOBAL DEPOSITARY RECEIPTS (GDRS) and EUROPEAN DEPOSITARY RECEIPTS (EDRS). ADRs, ADSs, GDRs and EDRs are certificates -- usually issued by a bank or trust company -- that represent an equity investment in a foreign company. ADRs and ADSs are issued by U.S. banks and trust companies and are valued in U.S. dollars. EDRs and GDRs are issued by foreign banks and trust companies and are usually valued in foreign currencies.

INCOME PORTFOLIOS

INTERNATIONAL BOND PORTFOLIO

The Portfolio's investment objective is HIGH TOTAL RETURN. This means that we seek investments that we think will increase in value as well as pay income.


     In pursuing our objective, we invest in HIGH GRADE FOREIGN DEBT OBLIGATIONS issued or guaranteed by foreign governments, their agencies and instrumentalities, foreign companies and financial institutions and by supranational organizations. For purposes of this policy, foreign companies and financial institutions are those that are organized under the laws of a foreign country, those that derive more than 50% of their revenues from activities in foreign countries, and companies and financial institutions that have at least 50% of their assets located abroad. The debt obligations in which the Portfolio invests may include mortgage-related securities, including collateralized mortgage obligations and stripped mortgage-backed securities. We may also invest in asset-backed securities like automobile loans and credit card receivables. We normally invest at least 75% of the Portfolio's total assets in debt obligations rated A or better by S&P, Moody's or another major rating service and unrated debt obligations that we believe are comparable in quality. However, we may invest up to 25% of the Portfolio's total assets in HIGH YIELD DEBT OBLIGATIONS -- also known as "JUNK BONDS" -- rated at least B by S&P, Moody's or another major rating service and unrated bonds we believe are comparable in quality. The Portfolio may continue to hold an obligation even if it is later downgraded or no longer rated.


     We normally invest at least 65% of the Portfolio's total assets in high grade foreign bonds of issuers in at least three foreign countries. These issuers may be in developed as well as developing countries. The foreign


26  The Target Portfolio Trust                   [PHONE GRAPHIC]  (800) 982-4467

HOW THE PORTFOLIOS INVEST


debt obligations held by the Portfolio normally will be denominated in foreign currencies, including the euro -- a multinational currency unit. The Portfolio can also invest in debt obligations issued by the U.S. government and its agencies or by U.S. companies.


     The Portfolio is a NONDIVERSIFIED FUND that generally may invest a higher percentage of its assets in the securities of fewer issuers than a diversified fund. This could make the value of the Portfolio's shares more volatile than the shares of a diversified fund. In addition, economic, political or regulatory developments could have a greater impact on the Portfolio's share price than would be the case if the Portfolio were diversified among more issuers.

TOTAL RETURN BOND PORTFOLIO

The Portfolio's investment objective is TOTAL RETURN consisting of CURRENT INCOME and CAPITAL APPRECIATION. This means that we seek investments that we think will pay income as well as increase in value.


     In pursuing our objective, we invest primarily in DEBT OBLIGATIONS issued or guaranteed by the U.S. GOVERNMENT and its agencies, as well as debt obligations issued by U.S. COMPANIES, FOREIGN COMPANIES AND FOREIGN GOVERNMENTS and their agencies. The Portfolio can invest up to 20% of its assets in foreign debt obligations.



     The Portfolio invests in MORTGAGE-RELATED SECURITIES issued or guaranteed by U.S. government entities including securities issued by the Federal National Mortgage Association (FNMA or "Fannie Mae") or the Federal Home Loan Mortgage Corporation (FHLMC or "Freddie Mac") or guaranteed by the Government National Mortgage Association (GNMA or "Ginnie Mae"). However, we may invest up to 25% of the Portfolio's assets in privately issued mortgage-related securities (those not issued or guaranteed by the U.S. government). The mortgage-related securities in which the Portfolio may invest may include COLLATERALIZED MORTGAGE OBLIGATIONS and STRIPPED MORTGAGE-BACKED SECURITIES. We may also invest in asset-backed securities.


     We normally invest at least 65% of the Portfolio's total assets in bonds, and at least 90% of its total assets in "investment grade" debt obligations -- debt obligations rated at least BBB by S&P, Baa by Moody's, or the equivalent by another major rating service, and unrated debt obligations that we believe are comparable in quality. However, we may invest up to 10% of the Portfolio's assets in HIGH YIELD DEBT OBLIGATIONS -- also known as "JUNK BONDS" -- which are rated at least B by S&P, Moody's or another major rating service, and unrated debt obligations that we believe are comparable in quality. The Portfolio may continue to hold an obligation even if it is later downgraded or no longer rated.

HOW THE PORTFOLIOS INVEST

     The Portfolio's dollar-weighted average portfolio maturity will generally be between four and fifteen years.

INTERMEDIATE-TERM BOND PORTFOLIO

The Portfolio's investment objective is CURRENT INCOME and REASONABLE STABILITY OF PRINCIPAL. This means that we seek investments that we think will pay dividends and other income, while attempting to reduce volatility.



     In pursuing our objective, we invest in DEBT OBLIGATIONS issued or guaranteed by the U.S. GOVERNMENT and its agencies, as well as debt obligations issued by U.S. COMPANIES, FOREIGN COMPANIES AND FOREIGN GOVERNMENTS and their agencies. The Portfolio may invest up to 20% of its assets in foreign debt obligations.



     The Portfolio invests in MORTGAGE-RELATED SECURITIES issued or guaranteed by U.S. government entities and up to 25% of its assets in privately issued mortgage-related securities (those not issued or guaranteed by the U.S. government). These investments may include COLLATERALIZED MORTGAGE OBLIGATIONS and STRIPPED MORTGAGE-BACKED SECURITIES. We may also invest in asset-backed securities like automobile loans and credit card receivables.


     We normally invest at least 65% of the Portfolio's total assets in bonds, and at least 90% of its total assets in "INVESTMENT GRADE" DEBT OBLIGATIONS -- debt obligations rated at least BBB by S&P, Baa by Moody's, or the equivalent by another major rating service, and unrated bonds that we believe are comparable in quality. However, we may invest up to 10% of the Portfolio's assets in HIGH YIELD DEBT OBLIGATIONS -- also known as "JUNK BONDS" -- which are rated at least B by S&P, Moody's or another major rating service, and unrated bonds that we believe are comparable in quality. The Portfolio may continue to hold an obligation even if it is later downgraded or no longer rated. The Portfolio's dollar-weighted average maturity will generally be between three and ten years.

MORTGAGE BACKED SECURITIES PORTFOLIO

The Portfolio's primary investment objective is HIGH CURRENT INCOME and its secondary investment objective is CAPITAL APPRECIATION, each to the extent consistent with the PROTECTION OF CAPITAL. This means we seek investments that we think that will pay income and also increase in value, while attempting to reduce volatility.

     In pursuing these objectives, we normally invest at least 65% of the Portfolio's total assets in MORTGAGE-BACKED DEBT SECURITIES. These securities will usually be mortgage-related securities issued or guaranteed by U.S. governmental agencies, including securities issued by the Federal National



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
HOW THE PORTFOLIOS INVEST


Mortgage Association (FNMA or "Fannie Mae") or the Federal Home Loan Mortgage Corporation (FHLMC or "Freddie Mac") or guaranteed by the Government National Mortgage Association (GNMA or "Ginnie Mae"). However, we may invest up to 25% of the Portfolio's total assets in privately issued mortgage-related securities (which are not guaranteed by the U.S. government). The mortgage-related securities in which the Portfolio invests include COLLATERALIZED MORTGAGE OBLIGATIONS issued by U.S. government-related entities and by private issuers and STRIPPED MORTGAGE-BACKED SECURITIES. We may also invest in ASSET-BACKED SECURITIES like automobile loans and credit card receivables.


     We normally purchase mortgage-related securities that are rated at least A by Moody's or S&P, or the equivalent by another major rating service, and unrated bonds we believe are comparable in quality. The Portfolio may continue to hold an obligation even if it is later downgraded or no longer rated.

U.S. GOVERNMENT MONEY MARKET PORTFOLIO

The Portfolio's investment objective is MAXIMUM CURRENT INCOME consistent with the maintenance of LIQUIDITY and the PRESERVATION OF CAPITAL. This means that we seek income-producing investments with the credit quality and liquidity to preserve the value of the Portfolio's shares. Because we seek to maintain the value of the Portfolio's shares at $1, we manage the Portfolio to comply with specific regulations designed for money market funds.


        In pursuing our objective, we invest exclusively in U.S. dollar denominated SECURITIES ISSUED OR GUARANTEED BY THE U.S. GOVERNMENT that mature in 13 months or less and REPURCHASE AGREEMENTS relating to those securities.


     While we make every effort to maintain a net asset value of $1 per share, we can't guarantee that we will always be successful. So far, the Portfolio's net asset value per share has never deviated from $1.

MORTGAGE-RELATED SECURITIES


The INTERNATIONAL BOND, TOTAL RETURN BOND, INTERMEDIATE-TERM BOND and MORTGAGE BACKED SECURITIES PORTFOLIOS may each invest in MORTGAGE-RELATED SECURITIES issued or guaranteed by U.S. governmental entities or private issuers. In addition, the INTERNATIONAL BOND PORTFOLIO may invest in mortgage-related securities issued or guaranteed by foreign governmental entities. These securities are usually pass-through instruments that pay investors a share of all interest and principal payments from an underlying pool of fixed or adjustable rate mortgages. Mortgage-related securities issued by the U.S. government or its agencies include FNMAs, GNMAs and debt securities issued by the FHLMC. The U.S. government or the issuing agency directly or indirectly guarantees the payment of interest and principal on these

HOW THE PORTFOLIOS INVEST

securities, but not their value. Private mortgage-related securities that are not guaranteed by U.S. governmental entities generally have one or more types of credit enhancement to ensure timely receipt of payments and to protect against default.

     Mortgage pass-through securities include collateralized mortgage obligations, multi-class pass-through securities and stripped mortgage-backed securities. A COLLATERALIZED MORTGAGE OBLIGATION (CMO) is a security backed by an underlying portfolio of mortgages or mortgage-backed securities that may be issued or guaranteed by a bank or by U.S. governmental entities. A MULTI-CLASS PASS-THROUGH SECURITY is an equity interest in a trust composed of underlying mortgage assets. Payments of principal and interest on the mortgage assets and any reinvestment income thereon provide the funds to pay debt service on the CMO or to make scheduled distributions on the multi-class pass-through security. A STRIPPED MORTGAGE-BACKED SECURITY (MBS STRIP) may be issued by U.S. governmental entities or by private institutions. MBS strips take the pieces of a debt security (principal and interest) and break them apart. The resulting securities may be sold separately and may perform differently.

     The values of mortgage-backed securities vary with changes in market interest rates generally and in yields among various kinds of mortgage-related securities. Such values are particularly sensitive to changes in prepayments of the underlying mortgages. For example, during periods of falling interest rates, prepayments tend to increase as homeowners and others refinance their higher-rate mortgages; these prepayments reduce the anticipated duration of the mortgage-related securities. Conversely, during periods of rising interest rates, prepayments can be expected to decline, which has the effect of extending the anticipated duration at the same time that the value of the securities declines. MBS strips tend to be even more highly sensitive to changes in prepayment and interest rates than mortgage-related securities and CMOs generally.

ASSET-BACKED SECURITIES

The INTERNATIONAL BOND, TOTAL RETURN BOND, INTERMEDIATE-TERM BOND and MORTGAGE BACKED SECURITIES PORTFOLIOS may each invest in ASSET-BACKED DEBT SECURITIES. An asset-backed security is another type of pass-through instrument that pays interest based upon the cash flow of an underlying pool of assets, such as automobile loans and credit card receivables. Unlike mortgage-related securities, asset-backed securities are usually not collateralized.


FACTORS CONSIDERED IN MAKING INVESTMENT DECISIONS (INCOME PORTFOLIOS)
In choosing portfolio securities, the investment advisers to the International Bond, Total Return Bond, Intermediate-Term Bond, Mortgage Backed Securities and U.S. Government Money Market Portfolios consider economic



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
HOW THE PORTFOLIOS INVEST


conditions and interest rate fundamentals and, for foreign debt securities, country and currency selection. The investment advisers also evaluate individual debt securities within each fixed-income sector based upon their relative investment merit and consider factors such as yield, duration and potential for price or currency appreciation as well as credit quality, maturity and risk.



ADDITIONAL INFORMATION ON INVESTMENTS AND RISKS

     For more information, see "Investment Risks" below and the Statement of Additional Information, "Description of the Portfolios, Their Investments and Risks." The Statement of Additional Information -- which we refer to as the SAI --contains additional information about the Portfolios. To obtain a copy, see the back cover page of this prospectus.



     Although we make every effort to achieve each Portfolio's objective, we can't guarantee success. Each Portfolio's investment objective is a fundamental policy that cannot be changed without shareholder approval. The Board of the Trust can change investment policies that are not fundamental.


OTHER INVESTMENTS AND STRATEGIES


In addition to the principal strategies described above, we may also use the following investment strategies to try to increase the Portfolios' returns or protect their assets if market conditions warrant.


TEMPORARY DEFENSIVE INVESTMENTS


In response to adverse market, economic or political conditions, we may temporarily invest up to 100% of a Portfolio's assets in money market instruments or U.S. government securities. Investing heavily in these securities limits our ability to achieve capital appreciation, but can help to preserve a Portfolio's assets when the markets are unstable.




        MONEY MARKET INSTRUMENTS. Each Portfolio may invest in high quality MONEY MARKET INSTRUMENTS for cash management purposes. Money market instruments include the commercial paper of U.S. and foreign corporations, obligations of U.S. and foreign banks, certificates of deposit and obligations issued or guaranteed by the U.S. government or its agencies or a foreign government. The U.S. GOVERNMENT MONEY MARKET PORTFOLIO will normally limit its investments in these instruments to securities issued or guaranteed by the U.S. government or its agencies.



     All Portfolios except the International Bond Portfolio will generally purchase money market instruments in one of the two highest short-term quality ratings of a major rating service. The INTERNATIONAL BOND PORTFOLIO


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
HOW THE PORTFOLIOS INVEST

will only purchase money market instruments in the highest short-term quality rating of a major rating service. The Portfolios may also invest in money market instruments that are not rated, but which we believe are of comparable quality to the instruments described above.


     U.S. GOVERNMENT SECURITIES. The Portfolios may invest in DEBT OBLIGATIONS ISSUED BY THE U.S. TREASURY. Treasury securities have varying interest rates and maturities, but they are all backed by the full faith and credit of the U.S. government.



     The Portfolios may also invest in other DEBT OBLIGATIONS ISSUED OR GUARANTEED BY THE U.S. GOVERNMENT and government-related entities. Some of these debt securities are backed by the full faith and credit of the U.S. government, like GNMA obligations. Debt securities issued by other government entities, like obligations of FNMA and the Student Loan Marketing Association (SLMA), are not backed by the full faith and credit of the U.S. government. However, these issuers have the right to borrow from the U.S. Treasury to meet their obligations. In contrast, the debt securities of other issuers, like the Farm Credit System, depend entirely upon their own resources to repay their debt.



     The U.S. government sometimes "strips" its debt obligations into their component parts: the U.S. government's obligation to make interest payments and its obligation to repay the amount borrowed. These STRIPPED SECURITIES are sold to investors separately. Stripped securities do not make periodic interest payments. They are usually sold at a discount and then redeemed for their face value on their maturity dates. These securities increase in value when interest rates fall and lose value when interest rates rise. However, the value of stripped securities generally fluctuates more in response to interest rate movements than the value of traditional debt obligations. A Portfolio may try to earn money by buying stripped securities at a discount and either selling them after they increase in value or holding them until they mature.


DEBT OBLIGATIONS

In addition to their principal investments, the LARGE CAPITALIZATION VALUE, SMALL CAPITALIZATION VALUE and INTERNATIONAL EQUITY PORTFOLIOS may invest in debt obligations for their appreciation potential. The Large Capitalization Value, Small Capitalization Value and International Equity Portfolios may invest in debt obligations issued by U.S. and foreign companies that are rated at least A by S&P or by Moody's or the equivalent by another major rating service. The Large Capitalization Value and Small Capitalization Value Portfolios may also invest in asset-backed securities from time to time. See "Asset-Backed Securities" above.




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HOW THE PORTFOLIOS INVEST

REVERSE REPURCHASE AGREEMENTS AND DOLLAR ROLLS

The TOTAL RETURN BOND, INTERMEDIATE-TERM BOND and MORTGAGE BACKED SECURITIES PORTFOLIOS may each enter into REVERSE REPURCHASE AGREEMENTS and DOLLAR ROLLS. When a Portfolio enters into a reverse repurchase agreement, the Portfolio borrows money on a temporary basis by selling a security with an obligation to repurchase it at an agreed-upon price and time.

     When a Portfolio enters into a dollar roll, the Portfolio sells securities to be delivered in the current month and repurchases substantially similar (same type and coupon) securities to be delivered on a specified future date by the same party. The Portfolio is paid the difference between the current sales price and the forward price for the future purchase as well as the interest earned on the cash proceeds of the initial sale.

LEVERAGE

The TOTAL RETURN BOND, INTERMEDIATE-TERM BOND and MORTGAGE BACKED SECURITIES PORTFOLIOS may borrow from banks or through reverse repurchase agreements and dollar rolls to take advantage of investment opportunities. This is known as using "leverage." If a Portfolio borrows money to purchase securities and those securities decline in value, then the value of the Portfolio's shares will decline faster than if the Portfolio were not leveraged.

SHORT SALES

The MORTGAGE BACKED SECURITIES PORTFOLIO may make SHORT SALES of a security. This means that the Portfolio may sell a security that it does not own when we think the value of the security will decline. The Portfolio generally borrows the security to deliver to the buyer in a short sale. The Portfolio must then buy the security at its market price when the borrowed security must be returned to the lender. Short sales involve costs and risks. The Portfolio must pay the lender interest on the security it borrows, and the Portfolio will lose money if the price of the security increases between the time of the short sale and the date when the Portfolio replaces the borrowed security. The Portfolio may also make SHORT SALES "AGAINST THE BOX." In a short sale against the box, at the time of sale, the Portfolio owns or has the right to acquire the identical security at no additional cost. When selling short against the box, the Portfolio gives up the opportunity for capital appreciation in the security.

REPURCHASE AGREEMENTS

The Portfolios may each use REPURCHASE AGREEMENTS, where a party agrees to sell a security to the Portfolio and then repurchase it at an agreed-upon

HOW THE PORTFOLIOS INVEST


price at a stated time. A repurchase agreement is like a loan by a Portfolio to the other party that creates a fixed return for the Portfolio. Repurchase agreements are used for cash management purposes.


CONVERTIBLE SECURITIES

Each Portfolio other than the U.S. Government Money Market Portfolio may also invest in CONVERTIBLE SECURITIES. These are securities -- like bonds, corporate notes and preferred stock -- that we can convert into the company's common stock or some other equity security.

DERIVATIVE STRATEGIES


The INTERNATIONAL EQUITY, INTERNATIONAL BOND, TOTAL RETURN BOND, INTERMEDIATE-TERM BOND and MORTGAGE-BACKED SECURITIES PORTFOLIOS may each use various derivative strategies to try to improve the Portfolio's returns or protect its assets. We cannot guarantee that these strategies will work, that the instruments necessary to implement these strategies will be available or that the Portfolio will not lose money. The derivatives in which these Portfolios may invest include FUTURES, OPTIONS AND OPTIONS ON FUTURES. In addition, each of these Portfolios, except the Mortgage Backed Securities Portfolio, may enter into FOREIGN CURRENCY EXCHANGE CONTRACTS and purchase COMMERCIAL PAPER THAT IS INDEXED TO FOREIGN CURRENCY EXCHANGE RATES. Because the International Equity and International Bond Portfolios invest a large percentage of their assets in securities denominated in foreign currencies, we may use "CURRENCY HEDGES" to help protect the Portfolios' net asset values from declining if a particular foreign currency were to decrease in value against the U.S. dollar.


     Derivatives involve costs and can be volatile. With derivatives, the investment adviser tries to predict whether the underlying investment -- a security, market index, currency, interest rate or some other benchmark -- will go up or down at some future date. We may use derivatives to try to reduce risk or to increase return consistent with a Portfolio's overall investment objective. The investment adviser will consider other factors (such as cost) in deciding whether to employ any particular strategy or use any particular instrument. Any derivatives we use may not match a Portfolio's underlying holdings and this could result in losses to the Portfolio that would not otherwise have occurred. For more information about these strategies, see the SAI, "Description of the Portfolios, Their Investments and Risks -- Risk Management and Return Enhancement Strategies."



        OPTIONS. The International Equity, International Bond, Total Return Bond, Intermediate-Term Bond and Mortgage Backed Securities Portfolios may purchase and sell put and call OPTIONS on securities and currencies traded on




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
HOW THE PORTFOLIOS INVEST

U.S. or foreign securities exchanges or in the over-the-counter market. An option is the right to buy or sell securities or currencies in exchange for a premium. The options may be on debt securities, aggregates of debt securities, financial indexes and U.S. government securities. The Portfolios will sell only covered options.



     FUTURES CONTRACTS AND RELATED OPTIONS; FOREIGN CURRENCY FORWARD CONTRACTS. The International Equity, International Bond, Total Return Bond, Intermediate-Term Bond and Mortgage Backed Securities Portfolios may purchase and sell financial FUTURES CONTRACTS AND RELATED OPTIONS on debt securities, aggregates of debt securities, currencies, financial indexes or U.S. government securities. A futures contract is an agreement to buy or sell a set quantity of underlying product at a future date or to make or receive a cash payment based on the value of a securities index. The International Equity, International Bond, Total Return Bond, and Intermediate-Term Bond Portfolios also may enter into FOREIGN CURRENCY FORWARD CONTRACTS to protect the value of their assets against future changes in the level of foreign currency exchange rates. A foreign currency forward contract is an obligation to buy or sell a given currency on a future date and at a set price.


ADDITIONAL STRATEGIES

The Portfolios may also use additional strategies, such as purchasing debt securities on a WHEN-ISSUED or DELAYED-DELIVERY basis. When a Portfolio makes this type of purchase, the price and interest rate are fixed at the time of purchase, but delivery and payment for the debt obligations take place at a later time. The Portfolio does not earn interest income until the date the debt obligations are delivered.

     The INTERNATIONAL BOND, TOTAL RETURN BOND, INTERMEDIATE-TERM BOND and MORTGAGE BACKED SECURITIES PORTFOLIOS may each enter into INTEREST RATE SWAP TRANSACTIONS. In a swap transaction, a Portfolio and another party "trade" income streams. The swap is done to preserve a return or spread on a particular investment or portion of a Portfolio or to protect against any increase in the price of securities the Portfolio anticipates purchasing at a later date.


     The Portfolios also follow certain policies when they BORROW MONEY (the International Bond, Total Return Bond, Intermediate-Term Bond and Mortgage Backed Securities Portfolios can each borrow up to 33 1/3% of the value of its total assets, while each other Portfolio may borrow up to 20% of the value of its total assets); and HOLD ILLIQUID SECURITIES (each Portfolio, except the U.S. Government Money Market Portfolio, may hold up to 15% of its

HOW THE PORTFOLIOS INVEST


net assets, and the U.S. Government Money Market Portfolio may hold up to 10% of its net assets, in illiquid securities, including securities with legal or contractual restrictions on resale, those without a readily available market and repurchase agreements with maturities longer than seven days).


     Each Portfolio is subject to certain investment restrictions that are fundamental policies, which means they cannot be changed without shareholder approval. For more information about these restrictions, see the SAI.

PORTFOLIO TURNOVER


     As a result of the strategies described above, the International Bond, Total Return Bond, Intermediate-Term Bond and Mortgage Backed Securities Portfolios have had annual portfolio turnover rates of over 100%. Portfolio turnover is generally the percentage found by dividing the lesser of portfolio purchases or sales by the monthly average value of the portfolio. High portfolio turnover (100% or more) results in higher brokerage commissions and other transaction costs and can affect a Portfolio's performance. It can also result in a greater amount of distributions as ordinary income rather than long-term capital gains.




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HOW THE PORTFOLIOS INVEST

INVESTMENT RISKS

As noted, all investments involve risk, and investing in the Portfolios is no exception. Since a Portfolio's holdings can vary significantly from broad market indexes, performance of the Portfolios can deviate from performance of the indexes. This chart outlines the key risks and potential rewards of the Portfolios' principal investments and certain of the Portfolios' non-principal investments and strategies. See, too, "Description of the Portfolios, Their Investments and Risks" in the SAI.


INVESTMENT TYPE
% of Portfolios' Total Assets                  RISKS                            POTENTIAL REWARDS
COMMON STOCKS                                  -    Individual stocks could     -    Historically, stocks have
                                                    lose value                       outperformed other
Large Cap Growth,                                                                    investments over the long
Large Cap Value,                               -    The equity markets could         term
Small Cap Growth and                                go down, resulting in a
Small Cap Value                                     decline in value of a       -    Generally, economic
Portfolios                                          Portfolio's investments          growth means higher
                                                                                     corporate profits, which
At least 80%                                   -    Companies that pay               leads to an increase in
                                                    dividends may not do so          stock prices, known as
International                                       if they don't have               capital appreciation
Equity Portfolio                                    profits or adequate cash
                                                    flow                        -    May be a source of
At least 65%                                                                         dividend income
                                               -    Changes in economic or
                                                    political conditions,
                                                    both domestic and
                                                    international, may result
                                                    in a decline in value of
                                                    a Portfolio's investments


SMALL CAPITALIZATION                           -    Stocks of small companies   -    Highly successful smaller
STOCKS (market capi-                                are more volatile and may        companies can outperform
talization below                                    decline more than those          larger ones
$1.5 billion)                                       in the S&P 500 Index

Small Cap Growth and                           -    Small companies are more
Small Cap Value                                     likely to reinvest
Portfolios                                          earnings and not pay
                                                    dividends
At least 65%
                                               -    Changes in interest rates
International Equity                                may affect the securities
Portfolio                                           of small companies more
                                                    than the securities of
Percentage varies                                   larger companies

HOW THE PORTFOLIOS INVEST


INVESTMENT TYPE (CONT'D)
% of Portfolios' Total Assets                  RISKS                            POTENTIAL REWARDS
DEBT OBLIGATIONS                               -    A Portfolio's share         -    Bonds have generally
                                                    price, yield and total           outperformed money market
Large Cap Value and                                 return will fluctuate in         instruments over the long
Small Cap Value                                     response to bond market          term with less risk than
Portfolios                                          movements                        stocks
Up to 20%
                                               -    Credit risk -- the          -    Most bonds will rise in
International Equity                                default of an issuer             value when interest rates
Portfolio                                           would leave a Portfolio          fall
Up to 35%                                           with unpaid interest or
                                                    principal. The lower a      -    Regular interest income
International Bond                                  bond's quality, the
Portfolio                                           higher its potential        -    High-quality debt
Up to 100%                                          volatility                       obligations are generally
                                                                                     more secure than stocks
Total Return Bond                              -    Market risk -- the risk          since companies must pay
and Intermediate-Term                               that the market value of         their debts before they
Bond Portfolios                                     an investment may move up        pay dividends
Up to 100%                                          or down, sometimes
                                                    rapidly or unpredictably.   -    Investment-grade bonds
Mortgage Backed                                     Market risk may affect an        have a lower risk of
Securities Portfolio                                industry, a sector, or           default than junk bonds
Up to 100%                                          the market as a whole
                                                                                -    Bonds with longer
                                               -    Interest rate risk -- the        maturity dates typically
                                                    value of most bonds will         have higher yields
                                                    fall when interest rates
                                                    rise. The longer a bond's   -    Intermediate-term
                                                    maturity and the lower           securities may be less
                                                    its credit quality, the          susceptible to loss of
                                                    more its value typically         principal than longer
                                                    falls. It can lead to            term securities
                                                    price volatility,
                                                    particularly for junk
                                                    bonds and stripped
                                                    securities

FOREIGN SECURITIES                             -    Foreign markets,            -    Investors can participate
                                                    economies and political          in foreign markets and
International Equity                                systems may not be as            invest in companies
and International                                   stable as in the U.S.,           operating in those
Bond Portfolios                                     particularly those in            markets
Up to 100%                                          developing countries
                                                                                -    Investors may profit from
Total Return Bond and                          -    Currency risk -- changing        changing value of foreign
Intermediate-Term Bond                              value of foreign                 currencies
Portfolios                                          currencies can cause
Up to 20%                                           losses                      -    Opportunities for
                                                                                     diversification
                                               -    May be less liquid than
                                                    U.S. stocks and bonds       -    Principal and interest on
                                                                                     foreign government
                                               -    Differences in foreign           securities may be
                                                    laws, accounting                 guaranteed
                                                    standards, public
                                                    information, custody and
                                                    settlement practices
                                                    provide less reliable
                                                    information on foreign
                                                    investments and involve
                                                    more risk

                                               -    Not all government
                                                    securities are insured or
                                                    guaranteed by government,
                                                    but only by the issuing
                                                    agency




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
HOW THE PORTFOLIOS INVEST


INVESTMENT TYPE (CONT'D)
% OF PORTFOLIOS' TOTAL ASSETS                  RISKS                            POTENTIAL REWARDS
U.S. GOVERNMENT                                -    Not all are insured or      -    Regular interest income
SECURITIES                                          guaranteed by the U.S.
                                                    government, but only by     -    The U.S. government
U.S. Government Money                               the issuing agency               guarantees interest and
Market Portfolio                                                                     principal payments on

Up to 100%                                     -    Limits potential for             certain securities
                                                    capital appreciation
Other Portfolios                                                                -    Generally more secure
                                               -    Market risk                      than lower quality debt
Percentage varies, and                                                               securities and equity
up to 100% on                                  -    Interest rate risk               securities
a temporary basis
                                                                                -    May preserve a
                                                                                     Portfolio's assets

MONEY MARKET                                   -    U.S. government money       -    May preserve a Portfolio's
INSTRUMENTS                                         market securities offer a        assets
                                                    lower yield than
U.S. Government Money                               lower-quality or
Market Portfolio                                    longer-term securities

Up to 100%
                                               -    Limits potential for
Other Portfolios                                    capital appreciation

Up to 100% on                                  -    Credit risk
a temporary basis
                                               -    Market risk

MORTGAGE-RELATED                               -    Prepayment risk -- the      -    Regular interest income
SECURITIES                                          risk that the underlying
                                                    mortgage may be prepaid     -    The U.S. government
International Bond,                                 partially or completely,         guarantees interest and
Total Return Bond                                   generally during periods         principal payments on
and Intermediate-Term                               of falling interest              certain securities
Bond Portfolios                                     rates, which could
                                                    adversely affect yield to   -    May benefit from security
Percentage varies                                   maturity and could               interest in real estate
                                                    require a Portfolio to           collateral
Mortgage Backed                                     reinvest in
Securities Portfolio                                lower-yielding              -    Pass-through instruments
                                                    securities.                      provide greater
Up to 100%                                                                           diversification than
                                               -    Credit risk -- the risk          direct ownership of loans
                                                    that the underlying
                                                    mortgages will not be
                                                    paid by debtors or by
                                                    credit insurers or
                                                    guarantors of such
                                                    instruments. Some private
                                                    mortgage securities are
                                                    unsecured or secured by
                                                    lower-rated insurers or
                                                    guarantors and thus may
                                                    involve greater risk

                                               -    Market risk

                                               -    Interest rate risk

HOW THE PORTFOLIOS INVEST


INVESTMENT TYPE (CONT'D)
% OF PORTFOLIOS' TOTAL ASSETS                  RISKS                            POTENTIAL REWARDS
HIGH YIELD DEBT                                -    Higher credit risk than     -    May offer higher interest
SECURITIES (JUNK BONDS)                             higher-grade debt                income than higher-grade
                                                    securities                       debt securities and
International Bond                                                                   higher potential gains
Portfolio                                      -    Higher market risk than
                                                    higher-grade debt
Up to 25%                                           securities
Total Return Bond
and Intermediate-Term                          -    More volatile than
Bond Portfolios                                     higher-grade debt
                                                    securities
Up to 10%
                                               -    May be more illiquid
                                                    (harder to value and
                                                    sell), in which case
                                                    valuation would depend
                                                    more on investment
                                                    adviser's judgment than
                                                    is generally the case
                                                    with higher-rated
                                                    securities

ASSET-BACKED                                   -    Prepayment risk             -    Regular interest income
SECURITIES
                                               -    The security interest in    -    Prepayment risk is
Large Cap Value,                                    the underlying collateral        generally lower than with
Small Cap Value,                                    may not be as great as           mortgage-related
International Bond,                                 with mortgage-related            securities
Total Return Bond,                                  securities
Intermediate-Term                                                               -    Pass-through instruments
Bond and Mortgage                              -    Credit risk -- the risk          provide greater
Backed Securities                                   that the underlying              diversification than
Portfolios                                          receivables will not be          direct ownership of loans
                                                    paid by debtors or by
Percentage varies                                   credit insurers or
                                                    guarantors of such
                                                    instruments. Some
                                                    asset-backed securities
                                                    are unsecured or secured
                                                    by lower-rated insurers
                                                    or guarantors and thus
                                                    may involve greater risk

                                               -    Market risk

                                               -    Interest rate risk

DERIVATIVES                                    -    Derivatives such as         -    A Portfolio could make
                                                    futures, options and             money and protect against
International Equity,                               foreign currency exchange        losses if the investment
International Bond,                                 contracts may not fully          analysis proves correct
Total Return Bond,                                  offset the underlying
Intermediate-Term Bond                              positions and this could    -    One way to manage a
and Mortgage Backed                                 result in losses to the          Portfolio's risk/return
Securities Portfolios                               Portfolio that would not         balance by locking in the
                                                    have otherwise occurred          value of an investment
Percentage varies                                                                    ahead of time
                                               -    Derivatives used for risk
                                                    management may not have     -    Derivatives that involve
                                                    the intended effects and         leverage could generate
                                                    may result in losses or          substantial gains at low
                                                    missed opportunities             cost

                                               -    The other party to a        -    May be used to hedge
                                                    derivatives contract             against changes in
                                                    could default                    currency exchange rates

                                               -    Derivatives that involve
                                                    leverage could magnify
                                                    losses

                                               -    Certain types of
                                                    derivatives involve costs
                                                    to a Portfolio that can
                                                    reduce returns





40  The Target Portfolio Trust                   [PHONE GRAPHIC]  (800) 982-4467

HOW THE PORTFOLIOS INVEST

INVESTMENT TYPE (CONT'D)
% OF PORTFOLIOS' TOTAL ASSETS                  RISKS                            POTENTIAL REWARDS
REVERSE REPURCHASE                             -    May magnify underlying      -    May magnify underlying
AGREEMENTS AND                                      investment losses                investment gains
DOLLAR ROLLS
                                               -    Investment costs may
Total Return Bond,                                  exceed potential
Intermediate-Term                                   underlying investment
Bond and Mortgage                                   gains
Backed Securities
Portfolios

Up to 33 1/3%

WHEN-ISSUED AND
DELAYED-DELIVERY
SECURITIES

All Portfolios
Percentage varies

BORROWING                                      -    Leverage borrowing for      -    Leverage may magnify
                                                    investments may magnify          investment gains
International Bond,                                 losses
Total Return Bond,
Intermediate-Term                              -    Interest costs and
Bond and Mortgage                                   investment fees may
Backed Securities                                   exceed potential
Portfolios                                          investment gains

Up to 33 1/3%

ADJUSTABLE/FLOATING RATE                       -    Value lags value of fixed   -    Can take advantage of
SECURITIES                                          rate securities when             rising interest rates
                                                    interest rates change
Large Cap Value,
International Bond,
Total Return Bond,
Intermediate-Term
Bond and Mortgage
Backed Securities
Portfolios

Percentage varies

HOW THE PORTFOLIOS INVEST

INVESTMENT TYPE (CONT'D)
% OF PORTFOLIOS' TOTAL ASSETS                  RISKS                            POTENTIAL REWARDS
STRIPPED SECURITIES                            -    More volatile than          -    Value rises faster when
                                                    securities that have not         interest rates fall
International Bond,                                 separated principal and
Total Return Bond,                                  interest
Intermediate-Term
Bond and Mortgage                              -    Mortgage-backed stripped
Backed Securities                                   securities have more
Portfolios                                          prepayment and interest
Percentage varies                                   rate risk than other
                                                    mortgage-related
                                                    securities

INTEREST RATE SWAPS                            -    Helps protect the return    -    Speculative technique
                                                    on an investment                 including risk of loss of
International Bond,                                                                  interest payment swapped
Total Return Bond,
Intermediate-Term
Bond and Mortgage
Backed Securities
Portfolios

Up to 5% of net assets

ILLIQUID SECURITIES                            -    May be difficult to value   -    May offer a more
                                                    precisely                        attractive yield or
U.S. Government Money                                                                potential for growth than
Market Portfolio                               -    May be difficult to sell         more widely traded
                                                    at the time or price             securities
Up to 10% of net assets                             desired

Other Portfolios

Up to 15% of net assets



42  The Target Portfolio Trust                   [PHONE GRAPHIC]  (800) 982-4467

HOW THE TRUST IS MANAGED

BOARD OF TRUSTEES

The Board of Trustees oversees the actions of the Manager, the sub-advisers and the Distributor and decides on general policies. The Board also oversees the Trust's officers, who conduct and supervise the daily business operations of the Trust.

MANAGER

Prudential Investments Fund Management LLC (PIFM)
Gateway Center Three, 100 Mulberry Street
Newark, NJ 07102-4077

     Under a management agreement with the Trust, PIFM manages the Trust's investment operations, administers its business affairs and is responsible for supervising the sub-adviser(s) (which we call an Adviser) for each of the Portfolios. For the fiscal year ended December 31, 1999, the Trust paid PIFM the management fees, and PIFM paid each Portfolio's Adviser(s) the sub-advisory fees, set forth in the table below for each of the Portfolios (shown as a percentage of average net assets).


---------------------------------------------------------------------------------------------
                                                  ANNUAL        DOLLAR                 ANNUAL
                                              MANAGEMENT     AMOUNT OF            FEE PAID TO
                                             FEE PAID TO    MANAGEMENT             ADVISER(S)
PORTFOLIO                                           PIFM           FEE                BY PIFM
---------------------------------------------------------------------------------------------
Large Capitalization Growth Portfolio           .60%        $2,315,968                   .30%
Large Capitalization Value Portfolio            .60%        $1,679,401                   .30%
Small Capitalization Growth Portfolio           .60%        $  903,559                   .40%
Small Capitalization Value Portfolio            .60%        $  774,461                   .40%
International Equity Portfolio                  .70%        $1,723,039                   .40%
International Bond Portfolio                    .50%        $  146,497                   .30%
Total Return Bond Portfolio                     .45%        $  296,600                   .25%
Intermediate-Term Bond Portfolio                .45%        $  487,094                   .25%
Mortgage Backed Securities Portfolio            .45%        $  316,095                   .25%
U.S. Government Money Market Portfolio          .25%        $  492,130                  .125%
---------------------------------------------------------------------------------------------


     Subject to the supervision of the Board of Trustees of the Trust, PIFM is responsible for conducting the initial review of prospective Advisers for the Trust. In evaluating a prospective Adviser, PIFM considers many factors, including the firm's experience, investment philosophy and historical performance. PIFM is also responsible for monitoring the performance of the Trust's Advisers.

     PIFM and the Trust operate under an exemptive order (the Order) from the Securities and Exchange Commission that generally permits PIFM to enter into or amend agreements with Advisers without obtaining shareholder

HOW THE TRUST IS MANAGED



approval each time. This authority is subject to certain conditions, including the requirement that the Board of Trustees must approve any new or amended agreements with Advisers. Shareholders of each Portfolio still have the right to terminate these agreements for the Portfolio at any time by a vote of the majority of outstanding shares of the Portfolio. The Trust will notify shareholders of any new Advisers or material amendments to advisory agreements made pursuant to the Order. On October 30, 1996, the shareholders of the Trust voted to allow the Trust and PIFM to operate under the Order.



        PIFM and its predecessors have served as manager or administrator to investment companies since 1987. As of _____, 2000 PIFM served as the manager to all _____ of the Prudential mutual funds, and as manager or administrator to _____ closed-end investment companies, with aggregate assets of approximately $___ billion.


ADVISERS AND PORTFOLIO MANAGERS

INTRODUCTION

The Advisers are responsible for the day-to-day management of each Portfolio, or portion thereof, that they manage, subject to the supervision of PIFM and the Board of Trustees. The Advisers are paid by PIFM, not the Trust.


     The LARGE CAPITALIZATION GROWTH, LARGE CAPITALIZATION VALUE, SMALL CAPITALIZATION GROWTH and SMALL CAPITALIZATION VALUE PORTFOLIOS each have two Advisers, each of which manages approximately 50% of the Portfolio's assets. For each of these Portfolios, PIFM hired two Advisers with different investment philosophies. PIFM believes that at any given time, certain investment philosophies will be more successful than others and that a combination of different investment approaches may benefit these Portfolios and help reduce their volatility. PIFM periodically rebalances these Portfolios to maintain the approximately equal allocation of their assets between the two Advisers. Reallocations may result in higher portfolio turnover and correspondingly higher transactional costs. In addition, Portfolios with two Advisers may experience wash transactions -- where one Adviser buys a security at the same time the other one sells it. When this happens, the Portfolio's position in that security remains unchanged, but the Portfolio has paid additional transaction costs.






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
HOW THE TRUST IS MANAGED


LARGE CAPITALIZATION GROWTH PORTFOLIO

COLUMBUS CIRCLE INVESTORS (CCI) and OAK ASSOCIATES, LTD. (Oak) are the Advisers for the Large Capitalization Growth Portfolio. For their services as Advisers, CCI and Oak each receive a fee from PIFM at the annual rate of .30% of the average daily net assets of the portion of the Portfolio it manages.


     CCI has specialized in large-cap equity investing since it was established in 1975. As of March 31, 2000, CCI had approximately $7.2 billion in assets under management for corporate, nonprofit, government, union and mutual fund clients. The address of CCI is Metro Center, One Station Place, 8th Floor, Stamford, CT 06902.


     ANTHONY RIZZA, a Managing Director of CCI, has been primarily responsible for managing CCI's part of the Portfolio since 1998. From 1995 to 1998, Mr. Rizza was part of a team managing the Portfolio. Mr. Rizza is a Chartered Financial Analyst and a member of the Hartford Society of Security Analysts. He has been a portfolio manager with CCI since 1991.

     OAK has specialized in large-cap equity investing since it was founded in 1985. Oak provides investment management services to both individual and institutional clients. As of ____, 2000, Oak had more than $___ billion in assets under management. The address of Oak is 3875 Embassy Parkway, Suite 250, Akron, OH 44333.

     JAMES D. OELSCHLAGER, President of Oak since 1985, has managed the assets of the Portfolio since 1995. DONNA BARTON, MARGARET BALLINGER and DOUGLAS MACKAY assist Mr. Oelschlager in managing the Portfolio's assets. Ms. Barton and Ms. Ballinger have been with Oak since 1985, and Mr. MacKay has been a research analyst with Oak since 1990.


LARGE CAPITALIZATION VALUE PORTFOLIO

INVESCO CAPITAL MANAGEMENT, INC. (INVESCO) and HOTCHKIS AND WILEY are the Advisers for the Large Capitalization Value Portfolio. For their services as Advisers, INVESCO and Hotchkis and Wiley each receive a fee from PIFM at the annual rate of .30% of the average daily net assets of the portion of the Portfolio it manages.

     INVESCO has specialized in value-oriented equity investing since it was organized in 1971. As of ____, 2000, INVESCO had approximately $__ billion in assets under management for clients located throughout the U.S., Europe and Japan. The address of INVESCO is 1315 Peachtree Street, Suite 500, Atlanta, GA 30309.

HOW THE TRUST IS MANAGED


     NIELSON BROWN, a Vice President of INVESCO, has managed the Portfolio since its inception. Mr. Brown is a Chartered Financial Analyst and a member of the Atlanta Society of Financial Analysts. He has been a portfolio manager with INVESCO since 1989.


     HOTCHKIS AND WILEY has specialized in large-cap equity investing since it was formed in 1980. As of March 31, 2000, Hotchkis and Wiley, a division of Merrill Lynch Asset Management, L.P., had approximately $11.7 billion in assets under management for corporate, public, endowment and foundation and mutual fund clients. The address of Hotchkis and Wiley is 725 South Figueroa Street, Suite 4000, Los Angeles, CA 90017.


     ROGER DEBARD, Managing Director of Hotchkis and Wiley, has managed the assets of the Portfolio since 1995. Mr. DeBard is a Chartered Financial Analyst and has been a portfolio manager for Hotchkis and Wiley since 1985.

SMALL CAPITALIZATION GROWTH PORTFOLIO

SAWGRASS ASSET MANAGEMENT, L.L.C. (SAWGRASS) and FLEMING ASSET MANAGEMENT USA (FLEMING USA) are the Advisers for the Small Capitalization Growth
Portfolio. For their services as Advisers, Sawgrass and Fleming USA each receive a fee from PIFM at the annual rate of .40% of the average daily net assets of the portion of the Portfolio it manages.

     SAWGRASS has specialized in small-cap equity investing since it was organized in 1998. Sawgrass was formed by a core group of investment professionals who had worked together for 15 years at Barnett Capital Advisors, Inc. As of _____,2000, Sawgrass had approximately $___ million in assets under management for corporate, municipal, public and state retirement plans and mutual funds. The address of Sawgrass is 4337 Pablo Oaks Court, Building 200, Jacksonville, FL 32224.

     DEAN MCQUIDDY, a principal and Director of Equity Investments of Sawgrass, has managed the assets of the Portfolio since May 1999. Mr. McQuiddy is a Chartered Financial Analyst and has been with Sawgrass since January 1998. Prior to 1998, Mr. McQuiddy was the head small-cap portfolio manager of Barnett Capital Advisors, Inc.


     FLEMING USA is a division of Robert Fleming, Inc., the U.S. equity asset management affiliate of Robert Fleming Holdings (Flemings Group). Established in ____, the Flemings Group manages over $115 billion of assets on behalf of private investors, companies, institutions, governments and central banks. Approximately half of its assets under management are




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
HOW THE TRUST IS MANAGED


pension funds for institutions. The balance of its assets under management are in open- and closed-end pooled investment vehicles. Fleming USA's address is 320 Park Avenue, New York, NY 10022.


     Since August 1999, the assets of the Portfolio have been managed by a team of portfolio managers. Eytan M. Shapiro, a Director and portfolio manager of Fleming USA, is responsible for the day-to-day management of the Portfolio's assets. Mr. Shapiro has been with Fleming USA since 1992 and with the Flemings Group since 1985. The other members of the team are Timothy R.V. Parton, Christopher M. V. Jones and T. Gary Liberman. Mr. Parton, a Director and portfolio manager with Fleming USA, has been with Fleming USA since 1990 and with the Flemings Group since 1986. Mr. Jones, a Director and portfolio manager of Fleming USA, as well as Chief Investment Officer of its Small Cap Equity Group, joined Fleming USA in 1986 and began his career with the Flemings Group in 1982. Mr. Liberman is a Vice President and analyst with Fleming USA and has been with the firm since 1995. Prior to joining Fleming USA, Mr. Lieberman was an analyst with Salomon Brothers Asset Management.


SMALL CAPITALIZATION VALUE PORTFOLIO


LAZARD ASSET MANAGEMENT (LAZARD) and the Wood, Struthers & Winthrop Division of DLJ ASSET MANAGEMENT, INC., (DLJAM) (FORMERLY KNOWN AS WOOD, STRUTHERS & WINTHROP MANAGEMENT CORP.) are the Advisers for the Small Capitalization Value Portfolio. For their services as Advisers, Lazard and DLJAM each receive a fee from PIFM at the annual rate of .40% of the average daily net assets of the portion of the Portfolio it manages.


     LAZARD is a division of Lazard Freres & Co. LLC (Lazard Freres), a
New York limited liability company. Since it was formed in 1970, Lazard has provided investment management services to both individual and institutional clients. As of ____, 2000, Lazard and its global affiliates had approximately $___ billion in assets under management. The address of Lazard is 30 Rockefeller Plaza, New York, NY 10112.

     HERBERT W. GULLQUIST and EILEEN D. ALEXANDERSON have managed the assets of the Portfolio since 1995. Mr. Gullquist, a Managing Director and Vice Chairman of Lazard Freres and Chief Investment Officer of Lazard, has been with Lazard since 1982. Ms. Alexanderson, a Managing Director of Lazard Freres and a Certified Financial Analyst, has been with Lazard since 1979.

HOW THE TRUST IS MANAGED



     DLJAM was founded in 1871 and has specialized in small-cap equity investing since 1967. DLJAM provides investment management services to both individual and institutional clients. As of March 31, 2000, DLJAM had approximately $6.7 billion in assets under management. The address of DLJAM is 277 Park Avenue, New York, NY 10172.



     ROGER W. VOGEL has managed the assets of the Portfolio since 1995. Mr. Vogel, who is Senior Vice President for the Equities Division at DLJAM, has been the lead small-cap equity portfolio manager of DLJAM since 1993.


INTERNATIONAL EQUITY PORTFOLIO

LAZARD is the Adviser to the International Equity Portfolio. For its services as Adviser, Lazard receives a fee from PIFM at the annual rate of .40% of the Portfolio's average daily net assets.

     HERBERT W. GULLQUIST and JOHN R. REINSBERG have managed the Portfolio since its inception. Mr. Gullquist, a Managing Director and Vice Chairman of Lazard Freres and Chief Investment Officer of Lazard, has been with Lazard since 1982. Mr. Reinsberg is a Managing Director of Lazard Freres and has been with Lazard since 1992.

INTERNATIONAL BOND PORTFOLIO

DELAWARE INTERNATIONAL ADVISERS LTD. (DIAL) is the Adviser to the International Bond Portfolio. For its services as Adviser, DIAL receives a fee from PIFM at the annual rate of .30% of the Portfolio's average daily net assets. DIAL has managed the Portfolio since August 28, 1997.


     DIAL has specialized in international and global investing since 1990. As of March 31, 2000, DIAL had approximately $15.3 billion in assets under management. The address of DIAL is 80 Cheapside, Third Floor, London, EC2V 6EE, United Kingdom.



     CHRISTOPHER A. MOTH, Director of Investment Strategy and Senior Portfolio Manager at DIAL, has headed the team managing the Portfolio since August 1999. Mr. Moth has been with DIAL since 1992 and was appointed Director of Investment Strategy in January 2000. The other members of the portfolio management team are John Kirk, W. Hywel Morgan and Joanna Bates, all of whom are Senior Portfolio Managers with DIAL. Mr. Kirk has been with DIAL since September 1998 and was appointed a Director of DIAL in January 2000. Prior thereto, Mr. Kirk was a Director and Vice President with the Royal Bank of Canada




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
HOW THE TRUST IS MANAGED


in London. Mr. Morgan has been with DIAL since 1994. Ms. Bates has been with DIAL since 1997. Prior to joining DIAL, Ms. Bates was an Associate Director at Hill Samuel Investment Management.


TOTAL RETURN BOND PORTFOLIO AND INTERMEDIATE-TERM BOND PORTFOLIO

PACIFIC INVESTMENT MANAGEMENT COMPANY (PIMCO) is the Adviser to the Total Return Bond and Intermediate-Term Bond Portfolios. For its services as Adviser, PIMCO receives a fee from PIFM at the annual rate of .25% of the average daily net assets of each Portfolio.


     PIMCO has specialized in fixed income investing since the firm was established in 1971. As of March 31, 2000, PIMCO had approximately $193 billion of assets under management. The address of PIMCO is 840 Newport Center Drive, Suite 300, Newport Beach, CA 92660.


     JOHN L. HAGUE, a Managing Director of PIMCO, has managed the Portfolios since their inception. Mr. Hague has been a portfolio manager with PIMCO and its predecessor since 1989.

MORTGAGE BACKED SECURITIES PORTFOLIO AND
U.S. GOVERNMENT MONEY MARKET PORTFOLIO

WELLINGTON MANAGEMENT COMPANY, LLP (WMC) is the Adviser to the Mortgage Backed Securities and U.S. Government Money Market Portfolios. For its services as Adviser, WMC receives a fee from PIFM at the annual rate of .25% and .125% of the average daily net assets of the Mortgage Backed Securities and U.S. Government Money Market Portfolios, respectively.


     WMC has provided investment management services to investment companies, employee benefit plans, endowment funds, foundations, other institutions since it was established in _____. As of March 31, 2000, WMC had approximately $248 billion of assets under management. The address of WMC is 75 State Street, Boston, MA 02109.


     THOMAS L. PAPPAS, a Senior Vice President of WMC, has managed the Mortgage Backed Securities Portfolio since its inception. Mr. Pappas has been a portfolio manager with WMC since 1987. TIMOTHY E. SMITH, a Vice President of WMC, has managed the U.S. Government Money Market Portfolio since 1997. Mr. Smith has been a portfolio manager with WMC since 1992.

DISTRIBUTOR


Prudential Investment Management Services LLC (PIMS) distributes the Trust's shares under a Distribution Agreement with the Trust.

PORTFOLIO DISTRIBUTIONS AND TAX ISSUES


Investors who buy shares of the Trust should be aware of some important tax issues. For example, each Portfolio distributes DIVIDENDS of ordinary income and any realized net CAPITAL GAINS to shareholders. These distributions are subject to taxes, unless you hold your shares in a 401(k) plan, an Individual Retirement Account (IRA), or some other qualified or tax-deferred plan or account. Dividends and distributions from a Portfolio also may be subject to state and local income tax in the state where you live.



     Also, if you sell shares of a Portfolio for a profit, you may have to pay capital gains taxes on the amount of your profit, again unless your shares are held in a qualified or tax-deferred plan or account.


     The following briefly discusses some of the important federal tax issues you should be aware of, but is not meant to be tax advice. For tax advice, please speak with your tax adviser.

DISTRIBUTIONS

Each Portfolio distributes DIVIDENDS of any net investment income to shareholders on a regular basis as shown below.

------------------------------------------------------------------------------------
PORTFOLIO                                                                  DIVIDENDS
------------------------------------------------------------------------------------
International Bond, Total Return Bond,

  Intermediate-Term Bond, Mortgage Backed Securities and             Declared daily,
  U.S. Government Money Market Portfolios                               paid monthly

 Large Capitalization Growth, Large
  Capitalization Value, Small Capitalization Growth,                    Declared and
  Small Capitalization Value and International Equity Portfolios       paid annually
------------------------------------------------------------------------------------

     For example, if a Portfolio owns ACME Corp. stock and the stock pays a dividend, the Portfolio will pay out a portion of this dividend to its shareholders, assuming the Portfolio's income is more than its costs and expenses. The dividends you receive from each Portfolio will be taxed as ordinary income, whether or not they are reinvested in the Portfolio.

     For Portfolios that invest in foreign securities, the amount of income available for distribution to shareholders will be affected by any foreign currency gains or losses generated by the Portfolio and cannot be predicted. This fact, coupled with the different tax and accounting treatment of certain currency gains and losses, increases the possibility that distributions, in whole or in part, may be a return of capital to shareholders.



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
PORTFOLIO DISTRIBUTIONS AND TAX ISSUES



     Each Portfolio also distributes realized net CAPITAL GAINS to shareholders -- typically once a year. Capital gains are generated when the Portfolio sells its assets for a profit. For example, if a Portfolio bought 100 shares of ACME Corp. stock for a total of $1,000 and more than one year later sold the shares for a total of $1,500, the Portfolio has net long-term capital gains of $500, which it will pass on to shareholders (assuming the Portfolio's total gains are greater than any losses it may have). Capital gains are taxed differently depending on how long the Portfolio holds the security -- if a security is held more than one year before it is sold, LONG-TERM capital gains are taxed at the rate of 20%, but if the security is held one year or less, SHORT-TERM capital gains are taxed at ordinary income rates of up to 39.6%. Different rates apply to corporate shareholders.



     For your convenience, a Portfolio's distributions of dividends and capital gains are AUTOMATICALLY REINVESTED in the Portfolio without any sales charge. If you ask us to pay the distributions in cash, we will send you a check if your account is with the Transfer Agent. Otherwise, if your account is with a broker, you will receive a credit to your account. Shareholders participating in the Target Program and investing through a Plan account are not eligible to receive dividends and capital gains distributions in cash. Whether you receive these distributions in additional shares or in cash, the distributions may be subject to taxes, unless your shares are held in a qualified or tax-deferred plan or account.


TAX ISSUES

FORM 1099


Every year, you will receive a Form 1099, which reports the amount of dividends and capital gains we distributed to you during the prior year. If you own shares of a Portfolio as part of a qualified or tax-deferred plan or account, your taxes are deferred, so you will not receive a Form 1099. However, you will receive a Form 1099 when you take any distributions from your qualified or tax-deferred plan or account.


     Portfolio distributions are generally taxable to you in the calendar year they are received, except when we declare certain dividends in the fourth quarter and actually pay them in January of the following year. In such cases, the dividends are treated as if they were paid on December 31 of the

PORTFOLIO DISTRIBUTIONS AND TAX ISSUES


prior year. Corporate shareholders are eligible for the 70% dividends-received deduction for certain dividends.

WITHHOLDING TAXES


If federal tax law requires you to provide the Trust with your taxpayer identification number and certifications as to your tax status, and you fail to do this, or if you are otherwise subject to backup withholding, we will withhold and pay to the U.S. Treasury 31% of your distributions and sale proceeds. Dividends of net investment income and short-term capital gains paid to a nonresident foreign shareholder generally will be subject to a U.S. withholding tax of 30%. This rate may be lower, depending on any tax treaty the U.S. may have with the shareholder's country.


IF YOU PURCHASE JUST BEFORE RECORD DATE


If you buy shares of a Portfolio just before the record date (the date that determines who receives the distribution), that distribution will be paid to you. As explained above, the distribution may be subject to income or capital gains taxes. You may think you've done well, since you bought shares one day and soon thereafter received a distribution. That is not so because when dividends are paid out, the value of each share of the Portfolio decreases by the amount of the dividend to reflect the payout, although this may not be apparent because the value of each share of the Portfolio also will be affected by market changes, if any. The distribution you receive makes up for the decrease in share value. However, the timing of your purchase does mean that part of your investment came back to you as taxable income.



QUALIFIED OR TAX-DEFERRED RETIREMENT PLANS



Retirement plans and accounts allow you to defer paying taxes on investment income and capital gains. Contributions to these plans may also be tax deductible, although distributions from these plans generally are taxable. In the case of Roth IRA accounts, contributions are not tax deductible, but distributions from the plan may be tax-free. Please contact your financial adviser for information on a variety of retirement plans offered by Prudential.




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PORTFOLIO DISTRIBUTIONS AND TAX ISSUES



IF YOU SELL OR EXCHANGE YOUR SHARES



If you sell any shares of a Portfolio for a profit, you have REALIZED A CAPITAL GAIN, which is subject to tax, unless you hold shares in a qualified or tax-deferred plan or account. The amount of tax you pay depends on how long you owned your shares. If you sell shares of a Portfolio for a loss, you may have a capital loss, which you may use to offset certain capital gains you have.


                         CAPITAL GAIN
                     +$  (taxes owed)

RECEIPTS                 OR
FROM SALE
                     -$  CAPITAL LOSS
                         (offset against gain)


     If you sell shares and realize a loss, you will not be permitted to use the loss to the extent you replace the shares (including pursuant to the reinvestment of a dividend) within a 61-day period (beginning 30 days before the sale of the shares).


     Exchanging your shares of a Portfolio for the shares of another Portfolio of the Trust is considered a sale for tax purposes. In other words, it's a "taxable event." Therefore, if the shares you exchanged have increased in value since you purchased them, you have capital gains, which are subject to the taxes described above.


     Any gain or loss you may have from selling or exchanging Portfolio shares will not be reported on Form 1099; however, proceeds from the sale or exchange will be reported on Form 1099-B. Therefore, unless you hold your shares in a qualified or tax-deferred plan or account, you or your financial adviser should keep track of the dates on which you buy and sell -- or exchange -- Portfolio shares, as well as the amount of any gain or loss on each transaction. For tax advice, please see your tax adviser.

HOW TO BUY, SELL AND EXCHANGE SHARES OF THE TRUST


INTRODUCTION


Shares of the Portfolios may be purchased by Target Program participants. Shares of the Portfolios are also offered to certain investors who do not participate in the Target Program. These investors include banks, trust companies and other investment advisory services and certain fee-based programs sponsored by Prudential Securities Incorporated (Prudential Securities) and its affiliates for which the Portfolios are available investment options. Participants in these programs would not have to pay the Target Program fee, but may have to pay different fees charged by their broker-dealer or financial adviser, in addition to their proportionate share of the expenses of the Portfolios in which they invest.


THE TARGET PROGRAM

The Target Program is an investment advisory service that provides each participant with recommendations on how to allocate the participant's assets among the Portfolios. Prudential Securities identifies your investment objectives, preferences and risk tolerance by evaluating your responses to a Questionnaire. Prudential Securities Financial Advisors will help you to complete this Questionnaire.

     Prudential Securities then uses an investment profile matrix and an asset allocation methodology developed by Ibbotson Associates, Inc., an investment consulting firm, to translate the investment needs, preferences and attitudes expressed in your Questionnaire into a recommended allocation of your assets among the Portfolios. Prudential Securities will provide you with a written Evaluation that sets forth its recommendation. Under the Target Program, Prudential Securities provides recommendations, but does not have the authority to make investment decisions for any participant. You must make your own investment decisions and you may implement or disregard any of Prudential Securities' asset allocation recommendations. After you make your investment decision, you may choose to have your investments in the Portfolios automatically rebalanced (on a quarterly or annual basis) to maintain your chosen allocation among the Portfolios.

     Prudential Securities will provide you with a quarterly account statement (Quarterly Account Monitor), which provides a comprehensive review of your investment performance. The Quarterly Account Monitor also includes market commentaries from the Advisers, as well as information on dividends, distributions and portfolio transactions.



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HOW TO BUY, SELL AND EXCHANGE SHARES OF THE TRUST


     Prudential Securities Financial Advisors may review your Evaluation and Quarterly Account Monitors periodically with you and may arrange for Prudential Securities to prepare a new Evaluation for you based on changes in your financial status.

TARGET PROGRAM FEES. Prudential Securities receives a quarterly fee for the services it provides to Target Program investors. These fees are in addition to the expenses of the Portfolios. Financial advisors receive a portion of the Target Program fees. The quarterly Target Program fee is calculated as a percentage of a participant's investment in the Portfolios. The amount of the fee depends on whether you invest in equity or income Portfolios and whether you are investing through an individual retirement account or employee benefit plan (collectively, Plans). This table shows the maximum annual Target Program fees as a percentage of a participant's average daily net assets invested in the Portfolios.

------------------------------------------------------------------------------------
                       MAXIMUM ANNUAL TARGET PROGRAM FEES

                                                NON-PLAN INVESTORS    PLAN INVESTORS
------------------------------------------------------------------------------------
Amounts Invested in Equity Portfolios                        1.50%             1.25%
  (Large Capitalization Growth, Large
  Capitalization Value, Small Capitalization
  Growth, Small Capitalization Value and
  International Equity Portfolios)
 Amounts Invested in Income Portfolios                       1.00%             1.35%
  (International Bond, Total Return Bond,
  Intermediate-Term Bond, Mortgage Backed
  Securities and U.S. Government
  Money Market Portfolios)
------------------------------------------------------------------------------------

     The maximum Target Program fees may be changed by Prudential Securities upon notice to you. You may negotiate lower fees if your investment exceeds $100,000. Fiduciary accounts with a common trustee (unaffiliated with Prudential Securities) may be added together to determine whether the Target Program fee is negotiable provided that the aggregate investment of such accounts in the Target Program is at least $250,000. Prudential Securities will consider the size of your Target account and your other accounts with Prudential Securities in deciding whether to lower your fee. Before you open a Target Program account, you must notify Prudential Securities of any factors that may make you eligible for a reduction of the Target Program fee. Independent plan fiduciaries should consider, in a

HOW TO BUY, SELL AND EXCHANGE SHARES OF THE TRUST


prudent manner, the relationship of Target Program fees to be paid by their Plans along with the level of services provided by Prudential Securities.

     The following investors can participate in the Target Program without paying the quarterly fee:


     - Banks, trust companies and other investment advisory services and certain fee-based programs sponsored by Prudential Securities and its affiliates for which the Portfolios are an available option

     -    Trustees of the Trust

     - Employees of Prudential Securities, PIFM and their subsidiaries and family members of such persons maintaining an employee-related account at Prudential Securities.

     In addition, the Target Program fee may be reduced or waived for the following investors:

     - Certain banks, trust companies or unaffiliated investment advisers who maintain accounts with Prudential Securities

     - Personal trusts that participate in The Prudential Bank Personal Trust Program administered by Prudential Bank & Trust (as trustee) or its affiliates.


     Because Prudential Securities receives different Target Program fees depending on whether investors invest in equity Portfolios or income Portfolios, it may have a conflict of interest when making recommendations.

     You can choose to have the quarterly Target Program fee automatically deducted from your Prudential Securities account or billed to you quarterly. Either way, the Target Program fee is shown in your monthly statement. The initial fee is based on the value of your initial investment in the Portfolios. The initial fee covers the period from your initial purchase through the last day of the calendar quarter and is prorated accordingly. After you pay the initial fee, the quarterly Target Program fee covers the calendar quarter during which you pay the fee and is based on your current allocations as measured as of the last day of the previous quarter. If you choose to be billed, you must pay the initial fee by check within 45 calendar days after your initial purchase.

     If you choose to have the Target Program fee automatically deducted from your account, the fee will be deducted on the sixth business day of each calendar quarter. If you don't have sufficient liquid assets (e.g., cash or non-Target money market fund shares) in your account to pay the fee,



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HOW TO BUY, SELL AND EXCHANGE SHARES OF THE TRUST


Prudential Securities will automatically redeem an appropriate number of shares of the Portfolios you own to cover the fee. If you are a non-Plan investor, Prudential Securities would redeem shares of the Portfolio in which you have the largest investment to cover the shortfall. If you invest through a Plan, Prudential Securities would redeem shares on a pro rata basis from all Portfolios in which you invest to cover the shortfall.

     If you choose to be billed for the Target Program fee, you must pay the fee by check within 45 days after the end of the last calendar quarter. If you do not pay the fee when it is due, Prudential Securities will automatically deduct the fee from your account. If you don't have sufficient liquid assets to cover the fee, Prudential Securities will automatically redeem an appropriate number of shares of the Portfolios you own to cover the shortfall as described in the preceding paragraph.

     You may also choose to pay the Target Program fee through automatic redemptions of your shares in the Portfolios. You may instruct Prudential Securities to automatically redeem shares of a particular Portfolio, from the Portfolio in which you have the largest investment, or shares from all Portfolios in which you invest on a pro rata basis. The automatic redemption will be effected on or about the sixth business day of each calendar quarter.

HOW TO BUY SHARES

STEP 1: OPEN AN ACCOUNT

To purchase shares of the Portfolios through the Target Program, you must have a securities account with Prudential Securities or one of its affiliates. You must pay for Portfolio shares by check made payable to Prudential Securities or to a broker or affiliate that clears securities transactions through Prudential Securities on a fully disclosed basis. If you already have an account with Prudential Securities, you can pay for Portfolio shares by using free credit cash balances in your account or through the sale of non-Target money market fund shares held in your account.

MINIMUM INVESTMENT REQUIREMENTS. The minimum initial investment for Plan accounts is $10,000. The minimum initial investment for non-Plan accounts is $25,000.

     The minimum initial investment is reduced to $10,000 for these non-Plan investors:


     - Custodial accounts established under the Uniform Gifts to Minors Act or the Uniform Transfers to Minors Act

HOW TO BUY, SELL AND EXCHANGE SHARES OF THE TRUST


     - Trustees of the Trust (except that the minimum initial investment requirement is waived entirely for Trustees who are paid under a deferred fee agreement with the Trust)


     - Employees of Prudential Securities, PIFM and their subsidiaries and family members of such persons with an employee-related account at Prudential Securities.


     Fiduciary accounts that have a common trustee (unaffiliated with Prudential Securities) may be added together for purposes of meeting the initial minimum investment requirement, as long as the aggregate investment of these accounts in the Target Program is at least $250,000. The minimum investment requirement may also be reduced or waived for certain start-up Plans that have been in existence for less than one year and for certain transfers from asset allocation programs involving other mutual funds. Prudential Securities, in its discretion, may also reduce the minimum initial investment requirement for any account. Before you invest in the Portfolios, you must notify Prudential Securities of any factors that may make you eligible for a waiver of the minimum investment requirements.

STEP 2: UNDERSTANDING THE PRICE YOU'LL PAY


The price you pay for each share of a Portfolio is based on the share value. The share value of a mutual fund -- known as the NET ASSET VALUE or NAV -- is determined by a simple calculation: it's the total value of the Portfolio (assets minus liabilities) divided by the total number of shares outstanding. For example, if the value of the investments held by Fund XYZ (minus its liabilities) is $1,000 and there are 100 shares of Fund XYZ owned by shareholders, the price of one share of the fund --or the NAV -- is $10 ($1,000 divided by 100). Portfolio securities are valued based upon market quotations or, if not readily available, at fair value as determined in good faith under procedures established by the Trust's Board. Most national newspapers report the NAVs of most mutual funds, which allows investors to check the price of mutual funds daily.



     In determining the NAV of the U.S. GOVERNMENT MONEY MARKET PORTFOLIO, the Trust values the Portfolio's securities using the amortized cost method. The Portfolio seeks to maintain an NAV of $1 per share at all times.



     We determine the NAV of each Portfolio except the U.S. Government Money Market Portfolio once each business day at 4:15 p.m. New York time (4:30 p.m. for the U.S. Government Money Market Portfolio) on days that the




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HOW TO BUY, SELL AND EXCHANGE SHARES OF THE TRUST



New York Stock Exchange (NYSE) is open for trading. The NYSE is closed on most national holidays and Good Friday. For Portfolios that invest in foreign securities, the NAV can change on days when you cannot buy or sell shares. We do not determine NAV on days when we have not received any orders to purchase, sell or exchange, or when changes in the value of a Portfolio's investments do not materially affect its NAV.


WHAT PRICE WILL YOU PAY FOR SHARES OF THE PORTFOLIOS?

You will pay the NAV next determined after we receive your order to purchase.

STEP 3: ADDITIONAL SHAREHOLDER SERVICES

As a shareholder of the Trust, each Target Program participant can take advantage of the following services and privileges:


THE PRUTECTOR PROGRAM. Optional group term life insurance -- which protects the value of your investment for your beneficiaries against market declines -- is available to investors who purchase their shares through Prudential. Eligible investors who apply for PruTector coverage after the initial 6-month enrollment period will need to provide satisfactory evidence of insurability. This insurance is subject to other restrictions and is not available in all states.



SYSTEMATIC WITHDRAWAL PLAN. A systematic withdrawal plan is available that will provide you with monthly, quarterly, semi-annual or annual redemption checks.



REPORTS TO SHAREHOLDERS. Every year we will send you an annual report (along with an updated prospectus) and a semi-annual report, which contain important financial information about the Portfolios. To reduce expenses, we will send one annual shareholder report, one semi-annual shareholder report and one annual prospectus per household, unless you instruct us otherwise.



HOW TO SELL YOUR SHARES

You can sell your shares of the Trust for cash (in the form of a check) at any time, subject to certain restrictions, by contacting your Prudential Securities Financial Advisor or Prusec registered representative.

HOW TO BUY, SELL AND EXCHANGE SHARES OF THE TRUST


     When you sell shares of a Portfolio -- also known as redeeming your shares -- the price you will receive will be the NAV next determined after Prudential Securities or Prusec receives your order to sell.

     Generally, we will pay you for the shares that you sell within seven days after Prudential Securities or Prusec receives your sell order. If you are selling shares you recently purchased with a check, we may delay sending you the sale proceeds until your check clears, which can take up to 10 days from the purchase date. You can avoid delay if you purchase shares by wire, certified check or cashier's check.

RESTRICTIONS ON SALES


There are certain times when you may not be able to sell shares of the Portfolios, or when we may delay paying you the proceeds from a sale. As permitted by the Securities and Exchange Commission, this may happen only during unusual market conditions or emergencies when a Portfolio can't determine the value of its assets or sell its holdings. For more information, see the SAI, "Purchase, Redemption and Pricing of Shares."


SMALL ACCOUNTS


If you make a sale that reduces your Target Program account to less than $10,000, the Trust may sell the rest of your shares and close your account. If your shares are worth more than what you paid for them, this may cause you to have a capital gain. See "Portfolio Distributions and Tax Issues -- If You Sell or Exchange Your Shares." We will give you 30 days' notice, during which time you can purchase additional shares to avoid this action. This involuntary sale does not apply to shareholders who own their shares as part of a 401(k) plan, an IRA or some other qualified or tax-deferred plan or account.


HOW TO EXCHANGE YOUR SHARES

You can exchange your shares in a Portfolio for shares in another Portfolio of the Trust without payment of any exchange fee. You may not exchange shares of the Portfolios for shares of other Prudential mutual funds. If you wish to use the exchange privilege, contact your Prudential Securities Financial Advisor or Prusec registered representative. We may change the terms of the exchange privilege after giving you 60 days' notice.



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HOW TO BUY, SELL AND EXCHANGE SHARES OF THE TRUST



     Remember, as we explained in the section entitled "Portfolio Distributions and Tax Issues -- If You Sell or Exchange Your Shares," exchanging shares is considered a sale for tax purposes. Therefore, if the shares you exchange are worth more than you paid for them, you may have to pay capital gains tax.


FREQUENT TRADING

Frequent trading of Portfolio shares in response to short-term fluctuations in the market -- also known as "market timing" -- may make it very difficult to manage a Portfolio's investments. When market timing occurs, a Portfolio may have to sell portfolio securities to have the cash necessary to redeem the market timer's shares. This can happen at a time when it is not advantageous to sell any securities, so the Portfolio's performance may be hurt. When large dollar amounts are involved, market timing can also make it difficult to use long-term investment strategies because we cannot predict how much cash the Portfolio will have to invest. When, in our opinion, such activity would have a disruptive effect on portfolio management, the Portfolio reserves the right to refuse purchase orders and exchanges into the Portfolio by any person, group or commonly controlled account. The decision may be based upon dollar amount, volume and frequency of trading. The Trust may notify a market timer of rejection of an exchange or purchase order after the day the order is placed. If the Trust allows a market timer to trade Portfolio shares, it may require the market timer to enter into a written agreement to follow certain procedures and limitations.

FINANCIAL HIGHLIGHTS


The financial highlights will help you evaluate each Portfolio's financial performance. The TOTAL RETURN in each chart represents the rate that a shareholder earned on an investment in that particular Portfolio, assuming reinvestment of all dividends and other distributions. The information is for the periods indicated.

     Review each chart with the financial statements and report of independent accountants, which appear in the annual report and the SAI and are available upon request. Additional performance information is contained in the annual report, which you can receive at no charge.

LARGE CAPITALIZATION GROWTH PORTFOLIO


The financial highlights for the three years ended December 31, 1999 were audited by PricewaterhouseCoopers LLP, independent accountants, and the financial highlights for the two years ended December 31, 1996 were audited by other independent auditors, whose reports were unqualified.




LARGE CAP GROWTH PORTFOLIO (FISCAL YEARS ENDED 12-31)
---------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE               1999            1998            1997           1996(2)        1995(2)
---------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR        $     18.29     $     13.58     $     12.97     $     12.13     $      9.74
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                     (.03)           (.01)            -- (3)          .02             .10
Net realized and unrealized gain (loss)
  on investment transactions                     9.79            6.00            2.61            2.33            2.41
TOTAL FROM INVESTMENT OPERATIONS                 9.76            5.99            2.61            2.35            2.51
---------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income              --              --             (.01)           (.02)           (.10)
Distributions in excess of
  net investment income                           --              --              --              --             (.01)
Distributions from net realized gains           (2.37)          (1.28)          (1.99)          (1.49)           (.01)
TOTAL DISTRIBUTIONS                             (2.37)          (1.28)          (2.00)          (1.51)           (.12)
NET ASSET VALUE, END OF YEAR              $     25.68     $     18.29     $     13.58     $     12.97     $     12.13
TOTAL RETURN(1)                                 55.37%          44.22%          20.77%          21.09%          25.76%
---------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA                      1999            1998            1997            1996            1995
---------------------------------------------------------------------------------------------------------------------
NET ASSETS, END OF YEAR (000)             $   515,470     $   329,803     $   243,895     $   220,782     $   180,077
Average net assets (000)                  $   385,995     $   277,794     $   242,233     $   202,736     $   162,982
RATIOS TO AVERAGE NET ASSETS:
Expenses                                          .68%            .68%            .73%            .82%            .78%
Net investment income (loss)                     (.16)%          (.05)%          (.01)%           .19%            .88%
Portfolio turnover                                 50%             54%             82%             65%            154%
---------------------------------------------------------------------------------------------------------------------



(1) Total return assumes reinvestment of dividends and any other distributions. It is calculated assuming shares are purchased on the first day and sold on the last day of each year reported.

(2)  Calculated based upon average shares outstanding during the year.


(3)  Less than $.005 per share.



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FINANCIAL HIGHLIGHTS



LARGE CAPITALIZATION VALUE PORTFOLIO


The financial highlights for the three years ended December 31, 1999 were audited by PricewaterhouseCoopers LLP, independent accountants, and the financial highlights for the two years ended December 31, 1996 were audited by other independent auditors, whose reports were unqualified.


LARGE CAP VALUE PORTFOLIO (FISCAL YEARS ENDED 12-31)

PER SHARE OPERATING PERFORMANCE                         1999             1998             1997(2)         1996(2)          1995(2)
NET ASSET VALUE, BEGINNING OF YEAR                     $15.87           $16.21           $13.97           $12.57           $10.02
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                                     .27              .28              .31              .31              .33
Net realized and unrealized gain (loss)
  on investment transactions                            (1.00)            1.34             3.77             2.07             2.89
TOTAL FROM INVESTMENT OPERATIONS                         (.73)            1.62             4.08             2.38             3.22
------------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                     (.29)            (.27)            (.28)            (.31)            (.30)
Distributions in excess of
  net investment income                                 --               --               --                (.03)           --
Distributions from net realized gains                   (1.84)           (1.69)           (1.56)            (.64)            (.37)
TOTAL DISTRIBUTIONS                                     (2.13)           (1.96)           (1.84)            (.98)            (.67)
NET ASSET VALUE, END OF YEAR                           $13.01           $15.87           $16.21           $13.97           $12.57
TOTAL RETURN(1)                                         (4.37)%          10.25%           29.80%           19.17%           32.08%
------------------------------------------------------------------------------------------------------------------------------------




  RATIOS/SUPPLEMENTAL DATA                           1999              1998              1997              1996              1995

Net assets, end of year (000)                      $262,156          $283,488          $275,093          $227,706          $187,596
Average net assets (000)                           $279,900          $282,078          $253,579          $208,898          $163,124
Ratios to average net assets:
Expenses                                                .73%              .71%              .72%              .77%              .76%
Net investment income                                  1.74%             1.65%             1.90%             2.33%             2.83%
Portfolio turnover                                       36%               24%               21%               22%               59%



(1) Total return assumes reinvestment of dividends and any other distributions. It is calculated assuming shares are purchased on the first day and sold on the last day of each year reported.

(2)  Calculated based upon average shares outstanding during the year.

FINANCIAL HIGHLIGHTS

SMALL CAPITALIZATION GROWTH PORTFOLIO


The financial highlights for the three years ended December 31, 1999 were audited by PricewaterhouseCoopers LLP, independent accountants, and the financial highlights for the two years ended December 31, 1996 were audited by other independent auditors, whose reports were unqualified.



  SMALL CAP GROWTH PORTFOLIO (FISCAL YEARS ENDED 12-31)


  PER SHARE OPERATING PERFORMANCE                        1999              1998            1997            1996(2)          1995(2)

NET ASSET VALUE, BEGINNING OF YEAR                      $15.35           $15.57           $14.93           $14.15           $11.59
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                              (.06)            (.05)            (.05)            (.02)             .02
Net realized and unrealized gain (loss)
    on investment transactions                            4.35              .48             3.02             2.63             2.84
TOTAL FROM INVESTMENT OPERATIONS                          4.29              .43             2.97             2.61             2.86
------------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                     --               --               --               --                (.02)
Distributions from net realized gains                    (2.17)            (.65)           (2.33)           (1.83)            (.28)
TOTAL DISTRIBUTIONS                                      (2.17)            (.65)           (2.33)           (1.83)            (.30)
NET ASSET VALUE, END OF YEAR                            $17.47           $15.35           $15.57           $14.93           $14.15
TOTAL RETURN(1)                                          29.20%            2.55%           20.85%           18.88%           24.62%

  RATIOS/SUPPLEMENTAL DATA                       1999               1998               1997               1996                1995
NET ASSETS, END OF YEAR (000)                  $186,603           $158,982           $165,898           $147,469           $121,533
Average net assets (000)                       $150,593           $162,654           $156,570           $141,496           $107,649
RATIOS TO AVERAGE NET ASSETS:
Expenses                                            .80%               .77%               .79%               .89%               .85%
Net investment income (loss)                       (.45)%             (.35)%             (.36)%             (.32)%              .12%
Portfolio turnover                                  207%                69%               106%               108%               120%



(1) Total return assumes reinvestment of dividends and any other distributions. It is calculated assuming shares are purchased on the first day and sold on the last day of each year reported.

(2)  Calculated based upon average shares outstanding during the year.




64     The Target Portfolio Trust                [PHONE GRAPHIC]  (800) 982-4467

FINANCIAL HIGHLIGHTS

SMALL CAPITALIZATION VALUE PORTFOLIO


The financial highlights for the three years ended December 31, 1999 were audited by PricewaterhouseCoopers LLP, independent accountants, and the financial highlights for the two years ended December 31, 1996 were audited by other independent auditors, whose reports were unqualified.


SMALL CAP VALUE PORTFOLIO (FISCAL YEARS ENDED 12-31)


  PER SHARE OPERATING PERFORMANCE                         1999            1998(2)          1997(2)          1996(2)          1995(2)

NET ASSET VALUE, BEGINNING OF YEAR                       $14.98           $17.50           $15.22           $13.07           $11.07
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                                       .11              .08              .08              .11              .14
Net realized and unrealized gain (loss)
 on investment transactions                                 .10            (1.27)            4.37             2.71             2.00
TOTAL FROM INVESTMENT OPERATIONS                            .21            (1.19)            4.45             2.82             2.14
------------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                       (.12)            (.07)            (.08)            (.11)            (.14)
Distributions in excess of
 net investment income                                    --               --                (.01)           --               --
Distributions from net realized gains                      (.10)           (1.26)           (2.08)            (.56)           --
TOTAL DISTRIBUTIONS                                        (.22)           (1.33)           (2.17)            (.67)            (.14)
NET ASSET VALUE, END OF YEAR                             $14.97           $14.98           $17.50           $15.22           $13.07
TOTAL RETURN(1)                                            1.39%           (6.62)%          29.98%           21.75%           19.21%

RATIOS/SUPPLEMENTAL DATA                             1999              1998              1997              1996               1995
NET ASSETS, END OF YEAR (000)                      $127,010          $141,557          $163,414          $126,672           $97,594
Average net assets (000)                           $129,077          $153,756          $144,160          $110,564           $88,085
RATIOS TO AVERAGE NET ASSETS:
Expenses                                                .87%              .79%              .81%              .92%             1.00%
Net investment income                                   .75%              .48%              .45%              .77%             1.14%
Portfolio turnover                                       42%               39%               36%               60%              110%



(1) Total return assumes reinvestment of dividends and any other distributions. It is calculated assuming shares are purchased on the first day and sold on the last day of each year reported.

(2)  Calculated based upon average shares outstanding during the year.

FINANCIAL HIGHLIGHTS

INTERNATIONAL EQUITY PORTFOLIO


The financial highlights for the three years ended December 31, 1999 were audited by PricewaterhouseCoopers LLP, independent accountants, and the financial highlights for the two years ended December 31, 1996 were audited by other independent auditors, whose reports were unqualified.


INTERNATIONAL EQUITY PORTFOLIO (FISCAL YEARS ENDED 12-31)


PER SHARE OPERATING PERFORMANCE                          1999             1998             1997            1996(2)           1995(2)
NET ASSET VALUE, BEGINNING OF YEAR                      $15.54           $14.27           $14.82           $13.64           $11.95
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                                      .23              .23              .21              .25              .17
Net realized and unrealized gain (loss)
  on investment transactions                              3.29             1.98             1.32             1.79             1.67
TOTAL FROM INVESTMENT OPERATIONS                          3.52             2.21             1.53             2.04             1.84
------------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                      (.23)            (.10)            (.41)            (.22)            (.11)
Distributions from net realized gains                     (.17)            (.84)           (1.67)            (.64)            (.04)
Distributions in excess
  of net realized gains                                  (1.29)           --               --               --               --
TOTAL DISTRIBUTIONS                                      (1.69)            (.94)           (2.08)            (.86)            (.15)
NET ASSET VALUE, END OF YEAR                            $17.37           $15.54           $14.27           $14.82           $13.64
TOTAL RETURN(1)                                          23.30%           15.49%           10.60%           15.25%           15.38%

RATIOS/SUPPLEMENTAL DATA                             1999              1998              1997              1996               1995
NET ASSETS, END OF YEAR (000)                      $274,997          $244,291          $237,851          $240,563          $191,598
Average net assets (000)                           $246,148          $246,335          $245,536          $221,626          $183,414
RATIOS TO AVERAGE NET ASSETS:
Expenses                                                .93%              .91%              .93%              .99%             1.02%
Net investment income                                  1.25%             1.42%             1.15%             1.77%             1.32%
Portfolio turnover                                       35%               45%               37%               39%               76%



(1) Total return assumes reinvestment of dividends and any other distributions. It is calculated assuming shares are purchased on the first day and sold on the last day of each year reported.

(2)  Calculated based upon average shares outstanding during the year.






66     The Target Portfolio Trust                [PHONE GRAPHIC]  (800) 982-4467

FINANCIAL HIGHLIGHTS

INTERNATIONAL BOND PORTFOLIO


The financial highlights for the three years ended December 31, 1999 were audited by PricewaterhouseCoopers LLP, independent accountants, and the financial highlights for the two years ended December 31, 1996, were audited by other independent auditors, whose reports were unqualified.



INTERNATIONAL BOND PORTFOLIO (FISCAL YEARS ENDED 12-31)


PER SHARE OPERATING PERFORMANCE                              1999            1998            1997              1996         1995
NET ASSET VALUE, BEGINNING OF YEAR                          $9.52           $9.17           $10.17           $10.19         $9.57
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                                         .30             .31              .42              .51           .57(1)
Net realized and unrealized gain (loss)
 on investment transactions                                  (.84)            .45            (1.00)            (.08)          .82
TOTAL FROM INVESTMENT OPERATIONS                             (.54)            .76             (.58)             .43          1.39
---------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                         (.23)           (.31)           --                (.21)         (.57)
Distributions in excess of
 net investment income                                      --               (.06)            (.06)             --             --
Distributions from net realized gains                        (.16)           (.04)           --(2)             (.24)         (.20)
Tax return of capital distributions                          (.11)           --               (.36)             --             --
TOTAL DISTRIBUTIONS                                          (.50)           (.41)            (.42)            (.45)         (.77)
NET ASSET VALUE, END OF YEAR                                $8.48           $9.52            $9.17           $10.17        $10.19
TOTAL RETURN(3)                                             (5.88)%          8.55%           (5.73)%           4.45%        14.66%


RATIOS/SUPPLEMENTAL DATA                           1999              1998              1997             1996              1995
NET ASSETS, END OF YEAR (000)                    $26,492           $31,042           $31,189           $41,780           $34,660
Average net assets (000)                         $29,300           $30,720           $35,163           $38,788           $29,510
RATIOS TO AVERAGE NET ASSETS:
Expenses                                            1.25%             1.54%             1.35%             1.34%             1.00%(1)
Net investment income                               3.36%             3.38%             4.44%             5.02%             5.56%(1)
Portfolio turnover                                   132%              110%              202%              226%              456%



(1) Net of expense subsidies. For the year ended 12-31-95, had the Manager not reimbursed expenses for the Portfolio, net investment income per share and the ratios of expenses and net investment income to average net assets would have been $.55, 1.15% and 5.40%, respectively.

(2)  Less than $.005 per share.


(3) Total return assumes reinvestment of dividends and any other distributions. It is calculated assuming shares are purchased on the first day and sold on the last day of each year reported.

FINANCIAL HIGHLIGHTS

TOTAL RETURN BOND PORTFOLIO


The financial highlights for the three years ended December 31, 1999 were audited by PricewaterhouseCoopers LLP, independent accountants, and the financial highlights for the two years ended December 31, 1996 were audited by other independent auditors, whose reports were unqualified.



  TOTAL RETURN BOND PORTFOLIO (FISCAL YEARS ENDED 12-31)

  PER SHARE OPERATING PERFORMANCE                            1999            1998           1997            1996            1995
NET ASSET VALUE, BEGINNING OF YEAR                         $10.49          $10.56          $10.28          $10.62           $9.48
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                                         .56             .58             .57             .57             .62(1)
Net realized and unrealized gain (loss)
 on investment transactions                                  (.63)            .27             .35            (.09)           1.18
TOTAL FROM INVESTMENT OPERATIONS                              .07             .85             .92             .48            1.80
------------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                         (.56)           (.58)           (.54)           (.56)           (.58)
Distributions from net realized gains                       --               (.34)           (.10)           (.26)           (.08)
Total distributions                                          (.56)           (.92)           (.64)           (.82)           (.66)
Net asset value, end of year                                $9.86          $10.49          $10.56          $10.28          $10.62
Total return(2)                                              (.67)%          8.28%           9.23%           5.02%          19.63%



RATIOS/SUPPLEMENTAL DATA                           1999              1998              1997              1996              1995
NET ASSETS, END OF YEAR (000)                    $67,269           $67,078           $50,411           $49,218           $45,118
Average net assets (000)                         $65,911           $61,786           $48,123           $47,246           $37,023
RATIOS TO AVERAGE NET ASSETS:
Expenses                                             .82%              .81%              .91%              .94%              .85%(1)
Net investment income                               5.54%             5.54%             5.54%             5.67%             6.21%(1)
Portfolio turnover                                   368%              327%              323%              340%              141%


(1) Net of expense subsidies. For the year ended 12-31-95, had the Manager not reimbursed expenses for the Portfolio, net investment income per share and the ratios of expenses and net investment income to average net assets would have been $.60, 1.04% and 6.02%, respectively.


(2) Total return assumes reinvestment of dividends and any other distributions. It is calculated assuming shares are purchased on the first day and sold on the last day of each year reported.



68   The Target Portfolio Trust                  [PHONE GRAPHIC]  (800) 982-4467

FINANCIAL HIGHLIGHTS


INTERMEDIATE-TERM BOND PORTFOLIO


The financial highlights for the three years ended December 31, 1999 were audited by PricewaterhouseCoopers LLP, independent accountants, and the financial highlights for the two years ended December 31, 1996 were audited by other independent auditors, whose reports were unqualified.



  INTERMEDIATE-TERM BOND PORTFOLIO (FISCAL YEARS ENDED 12-31)


  PER SHARE OPERATING PERFORMANCE                         1999              1998            1997             1996               1995
NET ASSET VALUE, BEGINNING OF YEAR                       $10.36           $10.42           $10.30           $10.51            $9.56
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                                       .56              .63              .58              .59              .63
Net realized and unrealized gain (loss)
 on investment transactions                                (.43)             .09              .28             (.07)             .94
TOTAL FROM INVESTMENT OPERATIONS                            .13              .72              .86              .52             1.57
------------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                       (.57)            (.61)            (.57)            (.59)            (.60)
Distributions from net realized gains                     --                (.17)            (.17)            (.14)            (.02)
TOTAL DISTRIBUTIONS                                        (.57)            (.78)            (.74)            (.73)            (.62)
NET ASSET VALUE, END OF YEAR                              $9.92           $10.36           $10.42           $10.30           $10.51
TOTAL RETURN(1)                                            1.30%            7.09%            8.57%            5.22%           16.87%


  RATIOS/SUPPLEMENTAL DATA                           1999              1998              1997              1996               1995
NET ASSETS, END OF YEAR (000)                      $112,991          $105,283           $95,071          $100,392           $77,125
Average net assets (000)                           $108,243          $101,219           $95,575           $81,723           $68,628
RATIOS TO AVERAGE NET ASSETS:
Expenses                                                .67%              .66%              .71%              .73%              .79%
Net investment income                                  5.63%             5.71%             5.64%             5.69%             6.09%
Portfolio turnover                                      253%              249%              249%              311%               93%



(1) Total return assumes reinvestment of dividends and any other distributions. It is calculated assuming shares are purchased on the first day and sold on the last day of each year reported.

FINANCIAL HIGHLIGHTS


MORTGAGE BACKED SECURITIES PORTFOLIO


The financial highlights for the three years ended December 31, 1999 were audited by PricewaterhouseCoopers LLP, independent accountants, and the financial highlights for the two years ended December 31, 1996 were audited by other independent auditors, whose reports were unqualified.




MORTGAGE BACKED SECURITIES PORTFOLIO (FISCAL YEARS ENDED 12-31)

PER SHARE OPERATING PERFORMANCE                         1999            1998            1997            1996              1995
NET ASSET VALUE, BEGINNING OF YEAR                     $10.47          $10.45          $10.21          $10.31            $9.51
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                                     .66             .64             .64             .65              .68(1)
Net realized and unrealized gain (loss)
 on investment transactions                              (.50)            .01             .23            (.12)             .83
TOTAL FROM INVESTMENT OPERATIONS                          .16             .65             .87             .53             1.51
-------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                     (.66)           (.63)           (.63)           (.63)            (.68)
Distributions in excess of
 net investment income                                  --              --              --              --                (.03)
TOTAL DISTRIBUTIONS                                      (.66)           (.63)           (.63)           (.63)            (.71)
NET ASSET VALUE, END OF YEAR                            $9.97          $10.47          $10.45          $10.21           $10.31
TOTAL RETURN(2)                                          1.54%           6.37%           8.82%           5.56%           16.18%


RATIOS/SUPPLEMENTAL DATA                         1999             1998              1997              1996               1995
NET ASSETS, END OF YEAR (000)                  $67,372           $72,870           $71,596           $73,867           $69,759
Average net assets (000)                       $70,244           $73,737           $71,757           $72,214           $65,149
RATIOS TO AVERAGE NET ASSETS:
Expenses                                           .80%              .70%              .88%              .91%            .85%(1)
Net investment income                             6.31%             6.14%             6.21%             6.44%           6.79%(1)
Portfolio turnover                                  14%               24%              128%              102%            154%


(1) Net of expense subsidies. For the year ended 12-31-95, had the Manager not reimbursed expenses for the Portfolio, net investment income per share and the ratios of expenses and net investment income to average net assets would have been $.67, .92% and 6.72%, respectively.


(2) Total return assumes reinvestment of dividends and any other distributions. It is calculated assuming shares are purchased on the first day and sold on the last day of each year reported.



70   The Target Portfolio Trust                  [PHONE GRAPHIC]  (800) 982-4467

FINANCIAL HIGHLIGHTS


U.S. GOVERNMENT MONEY MARKET PORTFOLIO


The financial highlights for the three years ended December 31, 1999 were audited by PricewaterhouseCoopers LLP, independent accountants, and the financial highlights for the two years ended December 31, 1996 were audited by other independent auditors, whose reports were unqualified.



U.S. GOVERNMENT MONEY MARKET PORTFOLIO (FISCAL YEARS ENDED 12-31)


PER SHARE OPERATING PERFORMANCE                  1999             1998             1997            1996             1995
NET ASSET VALUE, BEGINNING OF YEAR              $1.00            $1.00            $1.00            $1.00            $1.00
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                             .045             .048             .049             .045             .051(1)
TOTAL FROM INVESTMENT OPERATIONS                  .045             .048             .049             .045             .051
------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income             (.045)           (.048)           (.049)           (.045)           (.051)
TOTAL DISTRIBUTIONS                              (.045)           (.048)           (.049)           (.045)           (.051)
NET ASSET VALUE, END OF YEAR                    $1.00            $1.00            $1.00            $1.00            $1.00
TOTAL RETURN(2)                                  4.67%            4.88%            4.95%            4.53%            5.25%

RATIOS/SUPPLEMENTAL DATA                   1999               1998              1997              1996              1995
NET ASSETS, END OF YEAR (000)             $85,722           $138,848           $42,326           $27,397           $18,855
Average net assets (000)                 $196,853           $106,500           $37,675           $19,132           $20,173
RATIOS TO AVERAGE NET ASSETS:
Expenses                                      .43%               .55%              .65%              .89%              .75%(1)
Net investment income                        4.64%              4.85%             4.91%             4.49%             5.18%(1)


(1) Net of expense subsidies. For the year ended 12-31-95, had the Manager not reimbursed expenses for the Portfolio, net investment income per share and the ratios of expenses and net investment income to average net assets would have been $.050, .80% and 5.13%, respectively.


(2) Total return assumes reinvestment of dividends and any other distributions. It is calculated assuming shares are purchased on the first day and sold on the last day of each year reported.

APPENDIX I

DESCRIPTION OF SECURITY RATINGS
DESCRIPTION OF S&P CORPORATE BOND RATINGS:

     AAA - Debt rated AAA has the highest rating assigned by S&P to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

     AA - Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

     A - Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

     BBB - Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

     BB and B - Debt rated BB and B are regarded as having significant speculative characteristics. BB indicates the least degree of speculation. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposure to adverse business, financial or economic conditions which could lead to the debtor's inadequate capacity to meet its financial commitment on the debt.

DESCRIPTION OF MOODY'S CORPORATE BOND RATINGS:


     Aaa - Bonds rated Aaa are judged to be the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of these issues.

     Aa - Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.





72   The Target Portfolio Trust                  [PHONE GRAPHIC]  (800) 982-4467

     A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

     Baa - Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     Ba - Bonds which are rated Ba are judged to have speculative elements: their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

     B - Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

     Moody's applies the numerical modifiers 1, 2 and 3 to each generic rating classification from Aa through B. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

DESCRIPTION OF S&P COMMERCIAL PAPER RATINGS:


     An S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market.


     Commercial paper rated A-1 by S&P indicates that the degree of safety regarding timely payment is strong. Capacity for timely payment on commercial paper rated A-2 is satisfactory, but the relative degree of safety is not as high as for issues designated A-1.

DESCRIPTION OF MOODY'S COMMERCIAL PAPER RATINGS:

     The rating Prime-1 is the highest commercial paper rating assigned by Moody's. Issuers rated Prime-1 (or supporting institutions) are considered to have a superior capacity for repayment of senior short-term debt obligations.

Prime-1 repayment ability will often be evidenced by any of the following characteristics:

     -    leading market positions in well-established industries

     -    high rate of return on funds employed

     - conservative capitalization structure with moderate reliance on debt and ample asset protection

     - broad margins in earnings coverage of fixed financial charges and high internal cash generation

     - well-established access to a range of financial markets and assured sources of alternate liquidity

     Issuers rated Prime-2 (or supporting institutions) are considered to have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics of issuers rated Prime-1 but to a lesser degree. Earnings trends and coverage ratios, while sound, be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternative liquidity is maintained.






74   The Target Portfolio Trust                  [PHONE GRAPHIC]  (800) 982-4467

APPENDIX II

EXEMPTIONS

The following is the text of the proposed and final exemptions from the Department of Labor from certain provisions of the Employee Retirement Income Security Act of 1974 relating to the purchase of shares and participation in TARGET by certain retirement plans.

PROPOSED EXEMPTION

FEDERAL REGISTER
VOL. 58, No. 131
Monday, July 12, 1993
Notices

DEPARTMENT OF LABOR (DOL)
Pension and Welfare Benefits Administration (PWBA)
 . . .

Prudential Mutual Fund Management, Inc. (PMF) Located in New York, NY

[Application No. D-9217]

PROPOSED EXEMPTION

SECTION I. COVERED TRANSACTIONS

The Department is considering granting an exemption under the authority of section 408(a) of the Act and section 4975(c)(2) of the Code and in accordance with the procedures set forth in 29 CFR part 2570, subpart B (55 FR 32836, August 10, 1990). If the exemption is granted, the restrictions of section 406(a) of the Act and the sanctions resulting from the application of section 4975 of the Code, by reason of section 4975(c)(1)(A) through (D) of the Code, shall not apply to the purchase or redemption of shares by an employee benefit plan, an individual retirement account (the IRA) or a retirement plan for a self-employed individual (the Keogh Plan; collectively, the Plans) in the Target Portfolio Trust (the Trust) established in connection with such Plans' participation in the Target Personal Investment Advisory Service (the Target Program). In addition, the restrictions of section 406(b) of the Act and the sanctions resulting from the application of section 4975 of the Code, by reason of section 4975(c)(1)(E) and (F) of the Code, shall not apply to the provision, by Prudential Securities Incorporated (Prudential Securities), of investment advisory services to an independent fiduciary of a participating Plan (the Independent Plan Fiduciary) which may result in such fiduciary's selection of portfolios of the Trust (the Portfolios) in the Target Program for the investment of Plan assets.

     This exemption is subject to the following conditions that are set forth below in Section II.

SECTION II. GENERAL CONDITIONS

     (1) The participation of Plans in the Target Program is approved by an Independent Plan Fiduciary. For purposes of this requirement, an employee, officer or director of Prudential Securities and/or its affiliates covered by an IRA not subject to Title I of the Act will be considered an Independent Plan Fiduciary with respect to such IRA.

     (2) The total fees paid to Prudential Securities and its affiliates constitute no more than reasonable compensation.

     (3) No Plan pays a fee or commission by reason of the acquisition or redemption of shares in the Trust.

     (4) The terms of each purchase or redemption of Trust shares remain at least as favorable to an investing Plan as those obtainable in an arm's length transaction with an unrelated party.

     (5) Prudential Securities provides written documentation to an Independent Plan Fiduciary of its recommendations or evaluations based upon objective criteria.

     (6) Any recommendation or evaluation made by Prudential Securities to an Independent Plan Fiduciary are implemented only at the express direction of such independent fiduciary.

     (7) Prudential Securities provides investment advice in writing to an Independent Plan Fiduciary with respect to all available Portfolios.

     (8) Any sub-adviser (the Sub-Adviser) that acts for the Trust to exercise investment discretion over a Portfolio is independent of Prudential Securities and its affiliates.

     (9) The quarterly investment advisory fee that is paid by a Plan to



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Prudential Securities for investment advisory services rendered to such Plan is offset by such amount as is necessary to assure that PMF retains no more than 20 basis points from any Portfolio (with the exception of the U.S. Government Money Market Portfolio for which PMF retains an investment management fee of 12.5 basis points) containing investments attributable to the Plan investor.

     (10) With respect to its participation in the Target Program prior to purchasing Trust shares,

         (a) Each Plan receives the following written or oral disclosures or questionnaires from Prudential Securities or the Trust:

               (1) A copy of the prospectus (the Prospectus) for the Trust discussing the investment objectives of the Portfolios comprising the Trust, the policies employed to achieve these objectives, the corporate affiliation existing between Prudential Securities, PMF and its subsidiaries, the compensation paid to such entities and additional information explaining the risks attendant to investing in the Trust.

               (2) Upon written or oral request to Prudential Securities, the Independent Plan Fiduciary will be given a Statement of Additional Information supplementing the Prospectus which describes the types of securities and other instruments in which the Portfolios may invest, the investment policies and strategies that the Portfolios may utilize, including a description of the risks.

               (3) As applicable, an Investor Profile Questionnaire given to the Independent Plan Fiduciary or eligible participant of a Plan providing for participant-directed investments (the section 404(c) Plan).

               (4) As applicable, a written analysis of Prudential Securities' asset allocation decision and recommendation of specific Portfolios given to the Independent Plan Fiduciary or the participant in a section 404(c) Plan.

               (5) A copy of the investment advisory agreement between Prudential Securities and such Plan relating to participation in the Target Program.

               (6) Upon written request to the Trust, a copy of the respective investment advisory agreement between Prudential Securities and the Sub-Advisers.

               (7) As applicable, an explanation by a Prudential Securities Financial Advisor (the Financial Advisor) to section 404(c) Plan



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     participants or the Independent Plan Fiduciary of the services offered under the Target Program and the operation and objectives of the Portfolios.

          (8) Copies of the proposed exemption and grant notice describing the exemptive relief provided herein.

     (b) If accepted as an investor in the Target Program, an Independent Plan Fiduciary of an IRA or Keogh Plan, is required to acknowledge, in writing to Prudential Securities, prior to purchasing Trust shares that such fiduciary has received copies of the documents described in subparagraph 10(a) of this section.

     (c) With respect to a section 404(c) Plan, written acknowledgment of the receipt of such documents is provided by the Independent Plan Fiduciary (i.e., the Plan administrator, trustee or named fiduciary, as the recordholder of Trust shares, or, in some instances, the Plan participant). Such Independent Plan Fiduciary will be required to represent in writing to PMF that such fiduciary is
(1) independent of PMF and its affiliates and (2) knowledgeable with respect to the Plan in administrative matters and funding matters related thereto, and able to make an informed decision concerning participation in the Target Program.

     (d) With respect to a Plan that is covered under title I of the Act, where investment decisions are made by a trustee, investment manager or a named fiduciary, such Independent Plan Fiduciary is required to acknowledge, in writing, receipt of such documents and represent to PMF that such fiduciary is
(1) independent of PMF and its affiliates, (2) capable of making an independent decision regarding the investment of Plan assets and (3) knowledgeable with respect to the Plan in administrative matters and funding matters related thereto, and able to make an informed decision concerning participation in the Target Program.

     (11) Subsequent to its participation in the Target Program, each Plan receives the following written or oral disclosures with respect to its ongoing participation:

          (a) Written confirmations of each purchase or redemption transaction by the Plan with respect to a Portfolio.

          (b) Telephone quotations from Prudential Securities of such Plan's account balance.

          (c) A monthly statement of account from Prudential Securities specifying the net asset value of the Plan's investment in such account to the extent there are transactions by the Plan.





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          (d) The Trust's semi-annual and annual report which will include financial statements for the Trust and investment management fees paid by each Portfolio.

          (e) A written quarterly monitoring report (the Quarterly Account Monitor) containing a record of the performance of the Plan's assets invested in the Target Program, the rates of return received by the Plan with respect to such investments, the Plan's actual portfolio with a breakdown of investments made in each Portfolio, year to date and cumulative realized gains and losses and income received from each Portfolio, a summary of purchase, sale and exchange activity, dividends and interest received or reinvested and market commentary. The Quarterly Account Monitor will also contain an analysis and an evaluation of a Plan investor's account to ascertain whether the Plan's investment objectives have been met and recommending, if required, changes in Portfolio allocations.

               (1) In the case of a section 404(c) Plan where the Independent Plan Fiduciary has established an omnibus account in the name of the Plan (the Undisclosed Account) with Prudential Securities, the Quarterly Account Monitor will be provided to the Independent Plan Fiduciary.

               (2) In the case of a section 404(c) Plan where the Independent Plan Fiduciary opens an account for each Plan participant (the Disclosed Account), the Quarterly Account Monitor will be furnished to each participant and will set forth information pertaining to the participant's individual account.

          (f) Written disclosures to the Independent Plan Fiduciary, on a quarterly and annual basis, of the (1) percentage of each Portfolio's brokerage commissions that are paid to Prudential Securities and (2) the average brokerage commission per share paid by each Portfolio to Prudential Securities, as compared to the average brokerage commission per share paid by the Trust to brokers other than Prudential Securities, both expressed as cents per share.

          (g) Periodic meetings with Financial Advisors, Independent Plan Fiduciaries or if applicable, participants of Section 404(c) Plans, to discuss the Quarterly Account Monitor or other questions that may arise.
     (12) PMF maintains, for a period of six years, the records necessary to enable the persons described in paragraph (13) of this section to determine whether the conditions of this exemption have been met, except that (a) a prohibited transaction will not be considered to have occurred if, due to circumstances beyond the control of PMF and/or its affiliates, the records are lost or destroyed prior to the end of the six year period, and (b) no party in interest other than PMF shall be subject to the civil penalty that may be assessed under section 502(i) of the Act, or to the taxes imposed by section 4975(a) and (b) of the Code, if the records are not maintained, or are not available for examination as required by paragraph (13) below.

          (13) (a) Except as provided in section (b) of this paragraph and notwithstanding any provisions of subsections (a)(2) and (b) of section 504 of the Act, the records referred to in paragraph (14) of this section are unconditionally available at their customary location during normal business hours by:

               (1) Any duly authorized employee or representative of the Department or the Internal Revenue Service (the Service);

               (2) Any fiduciary of a participating Plan or any duly authorized representative of such fiduciary;

               (3) Any contributing employer to any participating Plan or any duly authorized employee representative of such employer; and

               (4) Any participant or beneficiary of any participating Plan, or any duly authorized representative of such participant or beneficiary.

          (b) None of the persons described above in subparagraphs (2)-(4) of this paragraph (13) are authorized to examine the trade secrets of PMF or commercial or financial information which is privileged or confidential.

SECTION III. DEFINITIONS

For purposes of this exemption:

     (1) An "affiliate" of Prudential Securities includes -

          (a) Any person directly or indirectly through one or more intermediaries, controlling, controlled by, or under common control with Prudential Securities. (For purposes of this subsection, the term "control" means the power to exercise a controlling influence over the management or policies of a person other than an individual.)

          (b) Any officer, director or partner in such person, and

          (c) Any corporation or partnership of which such person is an officer, director or a 5 percent partner or owner.

     (2) An "Independent Plan Fiduciary" is a Plan fiduciary which is independent of Prudential Securities and its affiliates and is either




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          (a) A Plan administrator, trustee or named fiduciary, as the recordholder of Trust shares of a Section 404(c) Plan,

          (b) A participant in a Keogh Plan,

          (c) An individual covered under a self-directed IRA which invests in Trust shares, or

          (d) A trustee, investment manager or named fiduciary responsible for investment decisions in the case of a title I Plan that does not permit individual direction as contemplated by section 404(c) of the Act. Effective date: If granted, this proposed exemption will be effective March 15, 1993.

SUMMARY OF FACTS AND REPRESENTATIONS

     1.   The parties to the transactions are as follows:

          a. Prudential Securities, located in New York, New York, is an indirect, wholly owned subsidiary of the Prudential Insurance Company of America (Prudential), the largest insurance company in the United States and the second largest insurance company in the world. Prudential Securities offers a broad spectrum of financial services to both individual and institutional investors including cash management services, retirement and financial planning services, mutual funds, investment management services and insurance and annuity services. Among these services are a variety of asset allocation programs. The investment management and financial services that comprise Prudential Securities are involved with the management of more than $50 billion in assets. Prudential Securities assists investors in selecting Portfolios for investment in the Trust. In addition, Prudential Securities serves as the distributor of Trust shares and provides investment allocation advice to investors.

          b. PMF, which is located in New York, New York, is an indirect wholly owned subsidiary of Prudential. PMF is a registered investment adviser under the Investment Advisers Act of 1940, as amended (the 1940 Act). PMF was incorporated in May 1987 under the laws of the State of Delaware.

          Currently, PMF is the investment manager to 35 open-end investment companies, constituting all of the Prudential mutual funds. In addition, PMF serves as investment manager or administrator to 19 closed-end investment companies. These companies collectively have total assets of approximately $41 billion. PMF serves as the investment manager of the Trust and the underlying Portfolios.

          c. Prudential Mutual Fund Services, Inc. (PMFS) of Edison, New Jersey is a wholly owned subsidiary of PMF. PMFS will serve as Transfer Agent and Dividend Disbursing Agent for the Trust. In these capacities, PMFS maintains certain books and records for the Trust.

          d. Ibbotson Associates, Inc. (Ibbotson) of Chicago, Illinois, is an investment consulting, data and software products firm that specializes in applying investment theories and empirical findings to current business practice. Ibbotson is not related to Prudential or its affiliates. Ibbotson has developed software for the Target Program (described herein) which involve investment profile matrices and asset allocation methodologies. These matrices and methodologies translate investor needs, preferences and attitudes into suggested portfolio allocations. Ibbotson will maintain and update the software package from time to time as deemed appropriate by Prudential Securities.

     2. On July 31, 1992, Prudential Securities formed the Trust, a no load, open-end, diversified management investment company registered under the Investment Company Act of 1940, as amended. The Trust is organized as a Delaware business trust and it has an indefinite duration. As of September 22, 1992, the Trust had no assets.

     The Trust consists of nine different portfolios which range from the U.S. Government Money Market Portfolio to the International Equity Portfolio and which pay monthly or annual dividends to investors. The composition of the Portfolios covers a spectrum of investments which include U.S. Government-related securities or equity or debt securities issued by foreign or domestic corporations. The Portfolios are further categorized under two major groupings -- Equity and Income. No Portfolio of the Trust is permitted to invest any of its assets in securities issued by Prudential Securities or companies which are directly or indirectly controlled by, or under common control with Prudential Securities. Further, no Portfolio of the Trust may engage in principal transactions with Prudential Securities or its affiliates.

     3. Shares in the Trust are being offered by Prudential Securities, as distributor, to participants in the Target Program. The Target Program is an investment advisory service pursuant to which the Asset Management Group of Prudential Securities, in its capacity as investment adviser to participants in the Target Program, in conjunction with Ibbotson, directly provides to investors asset allocation recommendations and related services with respect to the Portfolios based on an evaluation of an investor's investment objectives and risk tolerances.




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     The Target Program is designed for mid-sized investors with assets of
$10,000 - $1 million. To participate in the Trust, each investor must open a brokerage account with Prudential Securities by making a current, minimum initial investment of $10,000.(3)

     Although PMF anticipates that investors in the Trust will consist of institutions and individuals, it is proposed that prospective investors include Plans for which PMF may or may not currently maintain investment accounts. A majority of these Plans may be IRAs or Keogh Plans. In addition, it is proposed that Plans for which PMF or an affiliate serves as a prototype sponsor and/or a nondiscretionary trustee or custodian be permitted to invest in the Trust.(4)

     The applicants represent that the initial purchase of shares in the Trust by a Plan may give rise to a prohibited transaction where PMF or an affiliate has a party in interest relationship with the Plan. PMF also acknowledges that a prohibited transaction could arise upon a subsequent purchase or redemption of shares in the Trust by a participating Plan inasmuch as the party in interest relationship between PMF and the Plan may have been established at that point.

     Accordingly, the applicants have requested retroactive exemptive relief from the Department with respect to the purchase and redemption from Prudential Securities of shares in the Trust by a participating Plan where


----------

(3) Shares in the Trust are not certificated for reasons of economy and convenience. PMFS, the Trust's transfer agent, however, maintains a record of each investor's ownership of shares. Although Trust shares are transferable and accord voting rights to their owners, they do not confer pre-emptive rights (i.e., the privilege of a shareholder to maintain a proportionate share of ownership of a company by purchasing a proportionate share of any new stock issues). PMF represents that in the context of an open-end investment company that continuously issues and redeems shares, a pre-emptive right would make the normal operations of the Trust impossible.

     As for the voting rights, PMF states that they are accorded to recordholders of Trust shares. PMF notes that a recordholder of Trust shares may determine to seek the submission of proxies by Plan participants and vote Trust shares accordingly. In the case of individual account plans such as Section 404(c) Plans, PMF believes that most Plans will pass-through the vote to participants on a pro-rata basis.

(4) The Department notes that the general standards of fiduciary conduct promulgated under the Act would apply to the participation in the Target Program by an Independent Plan Fiduciary. Section 404 of the Act requires that a fiduciary discharge his duties respecting a plan solely in the interest of the plan's participants and beneficiaries and in a prudent fashion. Accordingly, an Independent Plan Fiduciary must act prudently with respect to the decision to enter into the Target Program with Prudential Securities as well as with respect to the negotiation of services that will be performed thereunder and the compensation that will be paid to Prudential Securities and its affiliates. The Department expects that an Independent Plan Fiduciary, prior to entering into the Target Program, to understand fully all aspects of such arrangement following disclosure by Prudential Securities of all relevant information.

Prudential Securities does not (a) sponsor the Plan (other than serving as a prototype sponsor) or (b) exercise discretionary authority over such Plan's assets.(5) No commissions or fees are being paid by a Plan with respect to the sale and redemption transactions or a Plan's exchange of shares in a Portfolio for shares of another Portfolio. If granted, the applicants request that the exemption be made effective as of March 15, 1993.

     4. Overall responsibility for the management and supervision of the Trust and the Portfolios rests with the Trust's Board of Trustees (the Trustees) which will initially be comprised of seven members. The Trustees approve all significant agreements involving the Trust and the persons and companies that provide services to the Trust and the Portfolios. Three of the Trustees and all of the Trust's executive officers are affiliated with PMF and/or its affiliates. The four remaining Trustees are not affiliated with PMF.

     5. Under its management agreement entered into with the Trust, PMF, as investment manager, manages the investment operations of the Trust, administers the Trust's affairs and is responsible for the selection, subject to the review and approval of the Trustees, of the Sub-Advisers of each Portfolio.(6)

     Through the Target Program, Prudential Securities provides a Plan investor with non-binding, asset allocation recommendations with respect to such investor's investments in the Portfolios. In order to make these evaluations, Prudential Securities will furnish copies of an Investor Profile Questionnaire, designed to elicit information about the specific investment needs, objectives and expectations of the investor, to the Independent Plan Fiduciary or participant of a Title I Plan, as provided below, or to an IRA or a Keogh Plan. In the case of a Plan where the Independent Plan Fiduciary


----------

(5) PMF represents that to the extent employee benefit plans that are maintained by PMF purchase or redeem shares in the Trust, such transactions will meet the provisions of Prohibited Transaction Exemption (PTE) 77-3 (42 FR 18734, April 8, 1977). The applicants further represent that, although the exemptive relief proposed above would not permit PMF or an affiliate (while serving as a Plan fiduciary with discretionary authority over the management of a Plan's assets) to invest those assets over which it exercises discretionary authority in Trust shares, a purchase or redemption of Trust shares under such circumstances would be permissible if made in compliance with the terms and conditions of PTE 77-4 (42 FR 18732, April 8, 1977). The Department expresses no opinion herein as to whether such transactions will comply with the terms and conditions of PTEs 77-3 and 77-4.


(6) Subject to the supervision and direction of the Trustees, PMF provides to the Trust investment management evaluation services principally by performing initial review on prospective Sub-Advisers for each Portfolio and thereafter monitoring each Sub-Adviser's performance. In evaluating prospective Sub-Advisers, PMF considers, among other factors, each Sub-Adviser's level of expertise, consistency of performance and investment discipline or philosophy. PMF has the responsibility for communicating performance expectations and evaluations to the Sub-Advisers and ultimately recommending to the Trustees whether the Sub-Advisers' contracts should be renewed.





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has established a Disclosed Account in the name of each Plan participant (such as in a section 404(c) Plan), Prudential Securities will furnish copies of the Investor Profile Questionnaire to each of the Plan participants for response. However, if the Independent Plan fiduciary establishes an Undisclosed Account with Prudential Securities in the name of the Plan, Prudential Securities will provide the Independent Plan Fiduciary, upon oral or written request and at no additional cost, with sufficient copies of the Investor Profile Questionnaire so that the Independent Plan Fiduciary may distribute such questionnaire to Plan participants. Prudential Securities, if requested, will also perform, at no additional cost, the asset allocation analyses for each of these participants.

     6. Based upon data obtained from the Investor Profile Questionnaire, Prudential Securities evaluates the investor's risk tolerances and financial goals. Prudential Securities then provides investment advice as to the appropriate mix of investment Portfolios of the Trust that are designed to balance the investor's goals, objectives and risk tolerances as part of a long-term investment strategy.

     The applicants represent that Prudential Securities does not have any discretionary authority or control with respect to the allocation of an investor's assets among the Portfolios. In the case of an IRA or Keogh Plan, the applicants represent that all of Prudential Securities' recommendations and evaluations are presented to the Independent Plan Fiduciary and are implemented only if accepted and acted upon by such Independent Plan Fiduciary. However, in the case of a Plan such as a section 404(c) Plan, PMF represents that Independent Plan Fiduciaries or participants in such Plan are presented with Prudential Securities' recommendations and evaluations depending upon the type of account the Independent Plan Fiduciary has established with Prudential Securities.

     7. With respect to an Undisclosed Account, the applicants represent that Prudential Securities' recommendations will be presented to the Independent Plan Fiduciary and such fiduciary will advise Prudential Securities of the investment to be made for the Plan. However, with respect to a Disclosed Account, the applicants note that Prudential Securities' recommendations will be presented to the participants who will be responsible for acting upon that recommendation.

     8. The applicants note that not all of the services described above will be provided to every Plan. The services provided to each Plan or to each

Plan participant will depend on what is decided upon by the Independent Plan Fiduciary. The applicants represent that an Independent Plan Fiduciary may decide for its own reasons to establish an Undisclosed Account with Prudential Securities under which Prudential Securities is not required to provide investment allocation services to each Plan participant. The applicants state that an Independent Plan Fiduciary may already have an established relationship with a recordkeeper which, depending on the recordkeeper's accounting system, makes it administratively desirable for the Independent Plan Fiduciary to invest a Plan's assets on an undisclosed basis instead of on a disclosed basis. The recordkeeper would be responsible for making allocations to each participant's account in the Plan.

     However, if the Independent Plan Fiduciary requests a reduction in the level of services, there will be no corresponding reduction in the fee that the fiduciary pays Prudential Securities if the investment in the Target Program is $100,000 or less. Only investments in excess of $100,000 in the Target Program can result in the payment to Prudential Securities of a quarterly investment allocation fee that is lower than 1.35 percent. (See Representation 17.)(7)

     9. Based upon the investment advice and recommendations, which may or may not be adopted, the Independent Plan Fiduciary, with respect to an Undisclosed Account, the Plan participant, with respect to a Disclosed Account, or the IRA or Keogh Plan participant, as applicable, selects the specific Portfolios. Prudential Securities will continue to render Portfolio selection advice to Plans or Plan fiduciaries relating to asset allocations among the selected Portfolios.

     10. As stated above, PMF is responsible, subject to the supervision and direction of the Trustees, for selecting the Sub-Advisers which will provide discretionary advisory services with respect to the investment of the assets of the individual Portfolios on the basis of their performance in their respective areas of expertise in asset management. PMF represents that there are presently seven Sub-Advisers, all of which are independent of, and will


----------

(7) In this regard, the Department emphasizes that it expects the Independent Plan Fiduciary to prudently consider the relationship of the fees to be paid by the Plan to the level of services to be provided by Prudential Securities. In light of the relatively fixed nature of the fees, Independent Plan Fiduciaries should consider the appropriateness of this arrangement in the context of a section 404(c) Plan where asset allocation advice is not provided directly or indirectly to Plan participants.

     In response to the Department's concern over this matter, Prudential Securities represents that it will amend the Trust Prospectus and Investment Advisory Agreement to include the following statement: "The Independent Plan Fiduciary [has] should] consider, in a prudent manner, the relationship of the fees to be paid by the Plan along with the level of services provided by Prudential Securities."



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remain independent of, PMF and/or its affiliates(8). The Sub-Advisers are registered investment advisers under the 1940 Act. They maintain their principal executive offices in various regions of the United States.

     11. Aside from the Investor Profile Questionnaire described above, in order for a Plan to participate in the Target Program, Prudential Securities will provide an Independent Plan Fiduciary with a copy of the Trust Prospectus. This document discusses the investment objectives of the Portfolios comprising the Trust, the policies employed to achieve these objectives, the corporate affiliation existing between Prudential Securities, PMF and its subsidiaries, the compensation paid to such entities and information explaining the risks attendant to investing in the Trust. In addition, upon written or oral request to Prudential Securities, the Independent Plan Fiduciary will be given a Statement of Additional Information supplementing the Prospectus which describes the types of securities and other instruments in which the Portfolios may invest, the investment policies and strategies that the Portfolios may utilize including a description of the risks.(9) Further, each Independent Plan Fiduciary or if, applicable, Plan participant, will be given a copy of the investment advisory agreement between Prudential Securities and such Plan relating to participation in the Target Program including copies of the notice of proposed exemption and grant notice for the exemptive relief provided herein. Upon written request to the Trust, Prudential Securities will also provide an Independent Plan Fiduciary or if applicable, Plan participant, with a copy of the respective investment advisory agreement between PMF and the Sub-Advisers. (Independent Plan Fiduciaries or Plan participants will be apprised by Prudential Securities that they may receive the aforementioned information in sales and marketing material and/or in communications made by brokers.)

     With respect to a section 404(c) Plan, Financial Advisors affiliated with Prudential Securities will also explain the services offered under the Target Program as well as the operation and objectives of the Portfolios to either the Independent Plan Fiduciary or to eligible section 404(c) Plan participants


----------

(8) Although there are presently nine Portfolios comprising the Trust, there are only seven Sub-Advisers because two of the Sub-Advisers manage two Portfolios.


(9) In the case of a section 404(c) Plan, Prudential Securities represents that the Plan administrator, trustee or named fiduciary, as the recordholder of Trust shares, will make available the Trust Prospectus to section 404(c) Plan participants. If requested by such Plan administrator, trustee or named fiduciary, the Prudential Securities will make available to such Independent Plan Fiduciaries sufficient quantities of Prospectuses for distribution to Plan participants, as well as provide Statements of Additional Information to any parties upon request.

depending upon the type of account the Independent Plan Fiduciary establishes with Prudential Securities.(10)

     If accepted as a Trust investor, an Independent Plan Fiduciary will be required by Prudential Securities to acknowledge, in writing, prior to purchasing Trust shares, that such fiduciary has received copies of the aforementioned documents. With respect to a Plan that is covered by title I of the Act (e.g., a defined contribution plan), where investment decisions will be made by a trustee, investment manager or a named fiduciary, Prudential Securities will require that such Independent Plan Fiduciary acknowledge in writing receipt of such documents and represent to Prudential Securities that such fiduciary is (a) independent of Prudential Securities and its affiliates,
(b) capable of making an independent decision regarding the investment of Plan assets and (c) knowledgeable with respect to the Plan in administrative matters and funding matters related thereto, and able to make an informed decision concerning participation in the Target Program. With respect to a section 404(c) Plan, written acknowledgment of the receipt of such documents will be provided by the Independent Plan Fiduciary (i.e., the Plan administrator, trustee or named fiduciary, as the recordholder of Trust shares, or in some instances, the Plan participant). Such Independent Plan Fiduciary will be required to represent, in writing, to Prudential Securities that such fiduciary is (a) independent of Prudential Securities and its affiliates and (b) knowledgeable with respect to the Plan in administrative matters and funding matters related thereto, and able to make an informed decision concerning participation in the Target Program.

     12. Prudential Securities will provide all parties that execute the investment advisory agreement and in whose name the Target Program account is registered with written confirmations of each purchase and redemption of shares of a Portfolio, telephone quotations of such investor's account balance, a monthly statement of account specifying the net asset value of a Plan's assets that are invested in such account (to the extent there are transactions involving the account), and a written quarterly Target Program account statement. The Quarterly Account Monitor is designed to include a record of the performance of the client's assets and rates of return as compared to several appropriate market indices (illustrated in a manner that reflects the effect of any fees for participation in the Target Program actually incurred during the period), the


----------

(10) The Department is expressing no opinion as to whether the information provided under the Target Program is sufficient to enable a participant to exercise independent control over assets in his or her account as contemplated by section 404(c) of the Act.



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

client's actual portfolio with a breakdown of investments made in each Portfolio, year to date and cumulative realized gains and losses and income received from each Portfolio, a summary of purchase, sale and exchange activity and dividends and interest received or reinvested as well as a market commentary. In addition, the Quarterly Account Monitor will contain an analysis and an evaluation of a Plan investor's account to ascertain whether the Plan's investment objectives have been met and recommending, if required, changes in Portfolio allocations. The Quarterly Account Monitor is described in the summary of the Target Program attached to the front of the Trust's Prospectus.

     If an Independent Plan Fiduciary of a section 404(c) Plan opens a Disclosed Account for each Plan participant, such participant will receive a Quarterly Account Monitor reflecting information that pertains to the participant's individual account. However, if an Independent Plan Fiduciary elects to establish an Undisclosed Account with Prudential Securities, then Prudential Securities will provide the Quarterly Account Monitor to the Independent Plan Fiduciary. Such report will contain information relative to the Plan's account.

     In addition, on both a quarterly and annual basis, commencing with the first quarterly report due after this notice of proposed exemption is issued, Prudential Securities will provide, as applicable, an Independent Plan Fiduciary or a section 404(c) Plan participant with written disclosures of (a) the percentage of each Portfolio's aggregate brokerage commissions that are paid to Prudential Securities and (b) the average brokerage commission per share paid by each Portfolio to Prudential Securities, as compared to the average brokerage commission per share paid by each Portfolio to brokers other than Prudential Securities, both expressed as cents per share. With respect to a Disclosed Account established for a section 404(c) Plan participant, Prudential Securities will provide the brokerage report to the participant and not to the Independent Plan Fiduciary.

     Further, the Independent Plan Fiduciary or section 404(c) Plan participant, as applicable, will have access to a Financial Advisor for the discussion of any questions that may arise.

     13. A Plan wishing to redeem Trust shares must communicate such request in writing or by telephone to Prudential Securities. Redemption requests received in proper form prior to the close of trading on the New York Stock Exchange (the
NYSE) will be effected at the net asset value per share determined on that day. Redemption requests received after the close of regular trading on the NYSE will be effected at the net asset value at the close of business of the next day, except on weekends or holidays when the NYSE is closed. A Portfolio is required to transmit redemption proceeds for credit to an investor's account with PMF or to an "introducing" broker(11) within 5 business days after receipt of the redemption request. Prudential Securities will place redemption proceeds in the client's brokerage account and will, in the absence of receiving investment instructions, place all such assets in a money market fund (other than the Trust's U.S. Government Money Market Portfolio) which may be affiliated with Prudential Securities.(12)

     Due to the high costs of maintaining small accounts, the Trust may also redeem an account where the current value is $10,000 or less, provided the Plan has been given at least 30 days' advance written notice in which to increase the account balance to more than the $10,000 amount. The proceeds of such redemption will be deposited in the investor's brokerage account unless Prudential Securities is otherwise instructed.(13)

     14. Shares of a Portfolio may be exchanged by an investor, without the payment of any fees, for shares of another Portfolio at their respective net asset values. However, Portfolio shares are not exchangeable with shares of other Prudential Mutual Funds.

     15. With respect to brokerage transactions that are entered into under the Target Program for a Portfolio, such transactions may be executed through Prudential Securities, if in the judgment of the Sub-Adviser, the use of such broker-dealer is likely to result in price and execution at least as favorable, and at a commission charge at least as comparable to those of other qualified broker-dealers. In addition, Prudential Securities may not execute transactions for a Portfolio on the floor of any national securities exchange but it may effect transactions by transmitting orders to other


----------
(11) Prudential Securities provides clearance, settlement and other back office services to other broker-dealers. Prudential Securities may also provide confirmations and account statements to clients of brokers who have "introduced" clients to Prudential Securities. If a Plan uses an introducing broker, the arrangement between the Plan and that broker will define whether the broker is authorized by the Plan to accept redemption proceeds.

(12) The applicants are not requesting, nor is the Department proposing, exemptive relief with respect to the investment, by Prudential Securities, of redemption proceeds in an affiliated money market fund where the Plan investor has not given investment instructions. The applicants represent that to the extent Prudential Securities is considered a fiduciary, such investments will comply with the terms and conditions of PTE 77-4. However, the Department expresses no opinion herein on whether such transactions are covered by this class exemption.

(13) The 30 day limit does not restrict a Plan's ability to redeem its interest in the Trust. The 30 day notice period is provided to give a Plan an opportunity to increase the value of the assets in its Plan account with Prudential Securities to an amount in excess of $10,000. If desired, the Plan may still follow the redemption guidelines described in Representation 13 above.



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
brokers for execution. In this regard, Prudential Securities is required to pay fees charged by those persons performing the floor brokerage elements out of the brokerage compensation it receives from a Portfolio.

     16. Each Portfolio bears its own expenses, which generally include all costs that are not specifically borne by PMF, Prudential Securities, the Sub-Advisers or PMFS. Included among a Portfolio's expenses are costs incurred in connection with the Portfolio's organization, investment management and administration fees, fees for necessary professional and brokerage services, fees for any pricing service, the costs of regulatory compliance and costs associated with maintaining the Trust's legal existence and shareholder relations. No Portfolio, however, will impose sales charges on purchases, reinvested dividends, deferred sales charges, redemption fees, nor will any Portfolio incur distribution expenses.

     17. The total fees that are paid to Prudential Securities and its affiliates will constitute no more than reasonable compensation. In this regard, for its asset allocation and related services, Prudential Securities will charge an investor a quarterly investment advisory fee. The "outside fee," which is computed quarterly, ranges annually from .50 percent up to a maximum of 1.35 percent of the average annual net assets held in a Target Program account invested by the Plans in the Equity and Income Portfolios. The outside fee will be charged directly to an investor and it will not be affected by the allocation of assets among the Equity or the Income Portfolios nor by whether an investor follows or ignores Prudential Securities' advice.(14) The outside fee can be negotiated to below the 1.35 percent maximum only if the Plan invests an aggregate amount of $100,000 or greater in the Target Program. In the case of Plans, the outside fee may be paid by the Plan or by the Plan sponsor or, in the case of IRAs only, the fee may be paid by the IRA beneficiary directly.

     For Plan investors, the outside fee will be payable in full within 6 business days after the trade date for the initial investment in the Portfolios and will be based on the value of assets in the Target Program on the trade date of the initial investment. The initial fee payment will cover the period from the initial investment trade date through the last calendar day of the calendar quarter, and the fee will be pro-rated accordingly. Thereafter, the quarterly fee will cover the period from the first calendar day through the last calendar day of

----------
(14) Prudential Securities represents that the outside fee is not imposed on the accounts of employees of Prudential and its subsidiaries, including PMF, the accounts of their immediate families, IRAs and certain employee pension benefit plans for these persons. With respect to employee benefit plans maintained by PMF or its affiliates for their employees, the applicants assert that such waiver would be required by PTE 77-3.

the current calendar quarter. The quarterly fee is based on the value of assets in the Target Program measured as of the last calendar day of the previous quarter and is payable on the fifth business day of the current quarter.(15)

     18. Each time that additional funds aggregating $10,000 or more are invested in the Portfolios during any one quarter, the applicable fee, pro-rated for the number of calendar days then remaining in the quarter and covering the amount of such additional funds, shall be charged and be payable 6 business days later. In the case of redemptions aggregating $10,000 or more during a quarter, the fee will be reduced accordingly, pro-rated for the number of calendar days then remaining in the quarter.

     In addition, for investment management and related services provided to the Trust, PMF is paid, from each Portfolio, a management fee which is computed daily and paid monthly at an annual rate ranging from .25 percent to .70 percent of the value of the Portfolio's average daily net assets depending upon the Portfolio's objective. From these management fees, PMF compensates the Sub-Advisers. This "inside fee," which is the difference between the individual Portfolio's total management fee and the fee paid by PMF to the Sub-Adviser, varies from 12.5 to 30 basis points depending on the Portfolio. In addition, pursuant to a Transfer Agency and Service Agreement with the Trust, PMFS will be paid an annual fee of $35 per Target Program participant out of the operating expenses of the Portfolios.(16)

     19. The management fees that are paid at the Portfolio level to PMF and the Sub-Advisers are set forth in the table below. As noted in the table, the sum of the management fees paid by a Portfolio to PMF and the Sub-Advisers (S-A) and retained by such entities equals the total management fee paid by the Portfolio.


----------
(15) The applicants represent that an Independent Plan Fiduciary or Plan participant may change Portfolio allocations on any business day and there are no limitations as to how frequently Portfolio allocations can be made. The applicants also state that assets which are subsequently added to a Target Program account after the beginning of any calendar quarter (and are allocated in accordance with the Independent Plan Fiduciary's or participant's asset allocation decision) will not be subject to the outside fee for that quarter until such additional investments "aggregate" (i.e., new money invested during the quarter) $10,000 or more. When this occurs, the applicants explain that the outside fee will be assessed on such additional assets and will be payable six business days thereafter (pro-rated based on the length of time remaining in the current calendar quarter). If the additional investments have not reached the $10,000 level by the last day of the calendar quarter, the applicants state that such investments will start being subject to the outside fee as of the first business day of the next calendar quarter.

(16) The applicants represent that if an Undisclosed Account is established by an Independent Plan Fiduciary only one $35 fee will be levied.



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

                                                    TOT. MGT.   S-A RET.   PMF RET.
                PORTFOLIO                            FEE (%)     FEE (%)    FEE (%)
-----------------------------------------------------------------------------------
EQUITY:
   Large capitalization value portfolio..........      .60         .30        .30
   Large capitalization growth portfolio.........      .60         .30        .30
   Small capitalization value portfolio..........      .60         .30        .30
   Small capitalization growth portfolio.........      .60         .30        .30
   International equity portfolio................      .70         .40        .30
INCOME:
   U.S. Government Money Market portfolio........      .25        .125       .125
   Mortgage backed securities portfolio..........      .45         .25        .20
   Intermediate-term bond portfolio..............      .45         .25        .20
   Total return bond portfolio...................      .45         .25        .20

     20. PMF proposes to offset, quarterly, against the outside fee that will be paid to Prudential Securities such amount as is necessary to assure that PMF retains no more than 20 basis points (the Reduction Factor) from any Portfolio on investment of assets attributable to any Plan.(17)

     Under the proposed fee offset, a Reduction Factor of .10 percent will be applied against Prudential Securities' quarterly outside fee with respect to the value of the Plan assets that have been invested in the Equity Portfolios only. As noted above, the Income Portfolios do not involve a Reduction Factor because the fee retained by PMF for these Portfolios does not exceed 20 basis points.

     The Department, in conjunction with the applicants, has developed the following example to demonstrate how the fee offset mechanism will work and determine the aggregate fee that a hypothetical Plan investor might expect to pay to both Prudential Securities and PMF in a given calendar quarter or year:

     Assume that as of March 31, 1993, the average daily value of Trust shares held by a Plan investor was $1,000. Investment assets attributable to the Plan were distributed among five Portfolios: (1) U.S. Government Money Market Portfolio in which the Plan made a $50 investment and from which PMF would not retain, after payment of the sub-advisory fee to the Sub-Adviser, an inside fee of .125 percent; (2) Total Return Bond Portfolio in which the Plan made a $200 investment and from which PMF would retain, after payment of the sub-advisory fee to the Sub-Adviser, an inside fee of .20 percent; (3) Small Capitalization Growth Portfolio in which the Plan made a $250 investment and from which PMF would be entitled to retain, after

----------
(17) Prudential Securities asserts that it chose 20 basis points as the maximum net fee retained for management services rendered to the Portfolios because this amount represents the lowest percentage management fee charged by PMF among the Portfolios (except that the fee paid by the U.S. Government Money Market Portfolio to PMF is equal to 12.5 basis points).

payment of the sub-advisory fee to the Sub-Adviser, an inside fee of .30 percent; (4) Large Capitalization Growth Portfolio in which the Plan made a $250 investment and from which PMF would be entitled to retain, after payment of the sub-advisory fee to the Sub-Adviser, an inside fee of .30 percent and (5) International Equity Portfolio in which the Plan made a $250 investment and from which PMF would be entitled to retain, after payment of the sub-advisory fee to the Sub-Adviser, an inside fee of .30 percent.

     Assume that the Plan investor pays the maximum annual outside fee of 1.35 percent on the Portfolios so that the total outside fee for the calendar quarter April 1 through June 30, 1993, prior to the offset, would be:

                                                                           OUTSIDE
                                                  AMOUNT    MAX. OUTSIDE   FEE FOR
                PORTFOLIO                        INVESTED    QUART. FEE     QUART.
----------------------------------------------------------------------------------
U.S. Government Money Market portfolio........   $    50     1.35%(.25)    $0.1688
Total return bond portfolio...................       200     1.35%(.25)      .6750
Small capitalization growth portfolio.........       250     1.35%(.25)      .8438
Large capitalization growth portfolio.........       250     1.35%(.25)      .8438
International equity portfolio................       250     1.35%(.25)      .8438
                                                  ------                   -------
Total.........................................    $1,000                   $3.3752

     Under the proposed fee offset, the outside fee charged to the Plan must be reduced by the Reduction Factor to ensure that PMF retains an inside fee of no more than .20% from each of the Portfolios on investment assets attributable to the Plan. The following table shows the Reduction Factor as applied to each of the Portfolios comprising the Trust:

                                                                           PMF RET.
                                                 PMF. RET.   RED. FACT.   FEE AFTER
                PORTFOLIO                         FEE (%)        (%)      RED. FACT.
------------------------------------------------------------------------------------
EQUITY:
Large capitalization value portfolio..........      0.30        0.10        0.20
Large capitalization growth portfolio.........       .30        0.10         .20
Small capitalization value portfolio..........       .30        0.10         .20
Small capitalization growth portfolio.........       .30        0.10         .20
International equity portfolio................       .30        0.10         .20
INCOME:
U.S. Government Money Market portfolio........      .125          --        .125
Mortgage backed securities portfolio..........       .20          --         .20
Intermediate-term bond portfolio..............       .20          --         .20
Total return bond portfolio...................       .20          --         .20


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
     Under the proposed fee offset, the quarterly outside fee will be reduced with respect to Plan assets in the example that have been invested in the Small Capitalization Growth Portfolio, the Large Capitalization Growth Portfolio and the International Equity Portfolio only (i.e., the Equity portfolios). In the example above, the U.S. Government Money Market Portfolio and the Total Return Bond Portfolio do not require a reduction of the outside fee because the fee retained by PMF for these Portfolios does not exceed 20 basis points. Therefore, the quarterly offset for the Plan investor is computed as follows:

     (.25)[($250)(.10%) + ($250)(.10%) + ($250)(.10%)] = $.1875.

     In the foregoing example, the Plan investor, like all other investors in the Target Program, would receive a statement for its Target Program account during the fourth week of April 1993. This statement would include a debit notice for the outside fee for the calendar quarter April 1 through June 30, as adjusted by subtracting the quarterly offset from the quarterly outside fee as determined above. The net quarterly outside fee that would be paid to Prudential Securities would be determined as follows:

     $3.3752 -- $.1875 = $3.1877.

     The account of the Plan investor (as with other investors) would be debited on or about April 8, 1993 (i.e., the sixth business day of the calendar quarter) for the amount of the net quarterly outside fee (pursuant to the authorization contained in the Target Program investment advisory agreement, and as described in the Target Program description attached to the cover of the Trust's Prospectus).(18)

     Assuming the Plan investor wishes to gain a more realistic perspective of the aggregate quarterly and annual fees that would be paid to both Prudential Securities and PMF at both the Plan level and the Portfolio level, the investor would include within the computation on the net quarterly outside fee, the quarterly inside fee that such investor would be paying to PMF.

----------
(18) The foregoing example illustrates that fact that the outside fee and the fee offset are computed contemporaneously and that Plan investors will get the benefit of the fee offset contemporaneously upon the payment of the outside fee. Because the inside fee is paid monthly and the fee offset is computed quarterly, the applicants represent that PMF will not receive the benefit of a "float" as a result of such calculations because the fee offset will always be realized no later than the time that the outside fee is paid (i.e., on or about the sixth business day of the first month of the calendar quarter). Since the inside fee is paid at the end of each calendar month, Plan investors will realize the full benefit of the offset before the time that the inside fee is paid for the second and third months of the calendar quarter.

     The quarterly, aggregate fee calculation would be computed as follows:

     $3.1877, representing the quarterly net outside fee paid to Prudential Securities + (.25) [(.125%)($50) + (.20%)($200) + (.30)($250 + $250 + $250)] or
$.6781, representing the quarterly inside fee paid to PMF = $3.8658, which represents the quarterly fee that would be paid to Prudential Securities and PMF for services provided to the Plan investor.

     The total annual fee that the Plan investor would pay to both Prudential Securities and PMF would be equal to (4)[$3.1877 (net outside fee) + $.6781 (inside fee)] or $15.4632 per $1,000 investment, or a total fee percentage of 1.55%.

     21. Because PMF will retain an inside fee of 12.5 basis points with respect to assets invested in the U.S. Government Money Market Portfolio, the applicants note that a potential conflict may exist by reason of the variance in net inside fees among the U.S. Government Money Market Portfolio and the other Portfolios. The applicants also recognize that this factor could result in the recommendation by Prudential Securities of a higher fee-generating Portfolio to an investing Plan. To help address this potential conflict, Prudential Securities will disclose to all participants in the Target Program the fee differentials of the various Portfolios.

     22. The books of the Trust will be audited annually by independent, certified public accountants selected by the Trustees and approved by the investors. All investors will receive copies of an audited financial report no later than 60 days after the close of each Trust fiscal year. The books and financial records of the Trust will be open for inspection by any investor, including the Department, the Service and the Securities and Exchange Commission, at all times during regular business hours.

     23. In summary, it is represented that the transactions satisfy the statutory criteria for an exemption under section 408(a) of the Act because: (a) The investment of a Plan's assets in the Target Program will be made and approved by a Plan fiduciary which is independent of Prudential Securities and its affiliates such that Independent Plan Fiduciaries will maintain complete discretion with respect to participating in the Target Program; (b) Independent Plan Fiduciaries will have an opportunity to redeem their shares in the Trust in such fiduciaries' individual discretion; (c) no Plan will pay a fee or commission by reason of the acquisition or redemption of shares in the Trust;
(d) prior to making an investment in the Trust, each Independent Plan Fiduciary will receive offering materials and



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
disclosures from either PMF or Prudential Securities which disclose all material facts concerning the purpose, fees, structure, operation, risks and participation in the Target Program; (e) Prudential Securities will provide written documentation to an Independent Plan Fiduciary of its recommendations or evaluations based upon objective criteria; (f) any Sub-Adviser that is appointed by Prudential Securities to exercise investment discretion over a Portfolio will always be independent of Prudential Securities and its affiliates; (g) the annual investment advisory fee that is paid by a Plan to Prudential Securities for investment advisory services rendered to such Plan will be offset by such amount as is necessary to assure that PMF retains no more than 20 basis points from any Portfolio on investment assets attributable to the Plan investor; (h) each Plan will receive copies of the Trust's semi-annual and annual report which will include financial statements for the Trust and investment management fees paid by each Portfolio; and (i) on a quarterly and annual basis, Prudential Securities will provide written disclosures to Independent Plan Fiduciaries with respect to (1) the percentage of each Trust Portfolio's brokerage commissions that are paid to Prudential Securities and its affiliates and (2) the average brokerage commission per share paid by each Portfolio to Prudential Securities as compared to the average brokerage commission per share paid by each Portfolio to brokers other than Prudential Securities and its affiliates, both expressed as cents per share.

     For Further Information Contact: Ms. Jan D. Broady of the Department, telephone (202) 219-8881. (This is not a toll-free number.)

FINAL EXEMPTION

FEDERAL REGISTER
VOL. 58, No. 172
Wednesday, September 8, 1993
Notices

DEPARTMENT OF LABOR (DOL)
Pension and Welfare Benefits Administration (PWBA)
 . . .

Prudential Mutual Fund Management, Inc. (PMF) Located in New York, NY

[Prohibited Transaction Exemption 93-59; Exemption Application No. D-9217]

EXEMPTION

Section I. Covered Transactions

     The restrictions of section 406(a) of the Act and the sanctions resulting from the application of section 4975 of the Code, by reason of section 4975(c)(1) (A) through (D) of the Code, shall not apply to the purchase or redemption of shares by an employee benefit plan, an individual retirement account (the IRA) or a retirement plan for a self-employed individual (the Keogh Plan; collectively, the Plans) in the Target Portfolio Trust (the Trust) established in connection with such Plans' participation in the Target Personal Investment Advisory Service (the Target Program). In addition, the restrictions of section 406(b) of the Act and the sanctions resulting from the application of section 4975 of the Code, by reason of section 4975(c)(1) (E) and (F) of the Code, shall not apply to the provision, by Prudential Securities Incorporated (Prudential Securities), of investment advisory services to an independent fiduciary of a participating Plan (the Independent Plan Fiduciary) which may result in such fiduciary's selection of portfolios of the Trust (the Portfolios) in the Target Program for the investment of Plan assets.

     This exemption is subject to the following conditions that are set forth below in Section II.



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
SECTION II. GENERAL CONDITIONS

     (1) The participation of Plans in the Target Program is approved by an Independent Plan Fiduciary. For purposes of this requirement, an employee, officer or director of Prudential Securities and/or its affiliates covered by an IRA not subject to title I of the Act will be considered an Independent Plan Fiduciary with respect to such IRA.

     (2) The total fees paid to Prudential Securities and its affiliates constitute no more than reasonable compensation.

     (3) No Plan pays a fee or commission by reason of the acquisition or redemption of shares in the Trust.

     (4) The terms of each purchase or redemption of Trust shares remain at least as favorable to an investing Plan as those obtainable in an arm's length transaction with an unrelated party.

     (5) Prudential Securities provides written documentation to an Independent Plan Fiduciary of its recommendations or evaluations based upon objective criteria.

     (6) Any recommendation or evaluation made by Prudential Securities to an Independent Plan Fiduciary are implemented only at the express direction of such independent fiduciary.

     (7) Prudential Securities provides investment advice in writing to an Independent Plan Fiduciary with respect to all available Portfolios.

     (8) Any sub-adviser (the Sub-Adviser) that acts for the Trust to exercise investment discretion over a Portfolio is independent of Prudential Securities and its affiliates.

     (9) The quarterly investment advisory fee that is paid by a Plan to Prudential Securities for investment advisory services rendered to such Plan is offset by such amount as is necessary to assure that PMF retains no more than 20 basis points from any Portfolio (with the exception of the U.S. Government Money Market Portfolio for which PMF retains an investment management fee of 12.5 basis points) containing investments attributable to the Plan investor.

     (10) With respect to its participation in the Target Program prior to purchasing Trust shares,

          (a) Each Plan receives the following written or oral disclosures or questionnaires from Prudential Securities or the Trust:

               (1) A copy of the prospectus (the Prospectus) for the Trust discussing the investment objectives of the Portfolios comprising the

          Trust, the policies employed to achieve these objectives, the corporate affiliation existing between Prudential Securities, PMF and its subsidiaries, the compensation paid to such entities and additional information explaining the risks attendant to investing in the Trust.

               (2) Upon written or oral request to Prudential Securities, the Independent Plan Fiduciary will be given a Statement of Additional Information supplementing the Prospectus which describes the types of securities and other instruments in which the Portfolios may invest, the investment policies and strategies that the Portfolios may utilize, including a description of the risks.

               (3) As applicable, an Investor Profile Questionnaire given to the Independent Plan Fiduciary or eligible participant of a Plan providing for participant-directed investments (the section 404(c) Plan).

               (4) As applicable, a written analysis of Prudential Securities' asset allocation decision and recommendation of specific Portfolios given to the Independent Plan Fiduciary or the participant in a section 404(c) Plan.

               (5) A copy of the investment advisory agreement between Prudential Securities and such Plan relating to participation in the Target Program.

               (6) Upon written request to the Trust, a copy of the respective investment advisory agreement between Prudential Securities and the Sub-Advisers.

               (7) As applicable, an explanation by a Prudential Securities Financial Advisor (the Financial Advisor) to section 404(c) Plan participants or the Independent Plan Fiduciary of the services offered under the Target Program and the operation and objectives of the Portfolios.

               (8) Copies of the proposed exemption and grant notice describing the exemptive relief provided herein.

          (b) If accepted as an investor in the Target Program, an Independent Plan Fiduciary of an IRA or Keogh Plan, is required to acknowledge, in writing to Prudential Securities, prior to purchasing Trust shares that such fiduciary has received copies of the documents described in subparagraph 10(a) of this section.

          (c) With respect to a section 404(c) Plan, written acknowledgment of the receipt of such documents is provided by the Independent Plan



100  The Target Portfolio Trust            [PHONE GRAPHIC] (800) 982-4467

     Fiduciary (i.e., the Plan administrator, trustee or named fiduciary, as the recordholder of Trust shares, or, in some instances, the Plan participant). Such Independent Plan Fiduciary will be required to represent in writing to PMF that such fiduciary is (1) Independent of PMF and its affiliates and
     (2) knowledgeable with respect to the Plan in administrative matters and funding matters related thereto, and able to make an informed decision concerning participation in the Target Program.

          (d) With respect to a Plan that is covered under title I of the Act, where investment decisions are made by a trustee, investment manager or a named fiduciary, such Independent Plan Fiduciary is required to acknowledge, in writing, receipt of such documents and represent to PMF that such fiduciary is (1) Independent of PMF and its affiliates, (2) capable of making an independent decision regarding the investment of Plan assets, and (3) knowledgeable with respect to the Plan in administrative matters and funding matters related thereto, and able to make an informed decision concerning participation in the Target Program.

     (11) Subsequent to its participation in the Target Program, each Plan receives the following written or oral disclosures with respect to its ongoing participation:

          (a) Written confirmations of each purchase or redemption transaction by the Plan with respect to a Portfolio.

          (b) Telephone quotations from Prudential Securities of such Plan's account balance.

          (c) A monthly statement of account from Prudential Securities specifying the net asset value of the Plan's investment in such account to the extent there are transactions by the Plan.

          (d) The Trust's semi-annual and annual report which will include financial statements for the Trust and investment management fees paid by each Portfolio.

          (e) A written quarterly monitoring report (the Quarterly Account Monitor) containing a record of the performance of the Plan's assets invested in the Target Program, the rates of return received by the Plan with respect to such investments, the Plan's actual portfolio with a breakdown of investments made in each Portfolio, year to date and cumulative realized gains and losses and income received from each Portfolio, a summary of purchase, sale and exchange activity, dividends and interest received or reinvested and market commentary. The Quarterly

     Account Monitor will also contain an analysis and an evaluation of a Plan investor's account to assist the Independent Plan Fiduciary or section 404(c) Plan participant in ascertaining whether the investment objectives for a Plan or an individual account have been met and recommending, if required, changes in Portfolio allocations.

               (1) In the case of a section 404(c) Plan where the Independent Plan Fiduciary has established an omnibus account in the name of the Plan with Prudential Securities, the Quarterly Account Monitor will be provided to the Independent Plan Fiduciary.

               (2) In the case of a section 404(c) Plan where the Independent Plan Fiduciary opens an account for each Plan participant, the Quarterly Account Monitor will be furnished to each participant and will set forth information pertaining to the participant's individual account.

          (f) Written disclosures to the Independent Plan Fiduciary, on a quarterly and annual basis, of the (1) Percentage of each Portfolio's brokerage commissions that are paid to Prudential Securities and (2) the average brokerage commission per share paid by each Portfolio to Prudential Securities, as compared to the average brokerage commission per share paid by the Trust to brokers other than Prudential Securities, both expressed as cents per share.

          (g) Notification that periodic meetings will be held, upon the request of Plan investors, with Financial Advisors, Independent Plan Fiduciaries or, if applicable, participants of section 404(c) Plans, to discuss the Quarterly Account Monitor or other questions that may arise.

     (12) PMF maintains, for a period of six years, the records necessary to enable the persons described in paragraph (13) of this section to determine whether the conditions of this exemption have been met, except that (a) A prohibited transaction will not be considered to have occurred if, due to circumstances beyond the control of PMF and/or its affiliates, the records are lost or destroyed prior to the end of the six-year period, and (b) no party in interest other than PMF shall be subject to the civil penalty that may be assessed under section 502(i) of the Act, or to the taxes imposed by section 4975(a) and (b) of the Code, if the records are not maintained, or are not available for examination as required by paragraph (13) below.

     (13)(a) Except as provided in section (b) of this paragraph and notwithstanding any provisions of subsections (a)(2) and (b) of section 504 of the



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
Act, the records referred to in paragraph (14) of this section are unconditionally available at their customary location during normal business hours by:

          (1) Any duly authorized employee or representative of the Department or the Internal Revenue Service (the Service);

          (2) Any fiduciary of a participating Plan or any duly authorized representative of such fiduciary;

          (3) Any contributing employer to any participating Plan or any duly authorized employee representative of such employer; and

          (4) Any participant or beneficiary of any participating Plan, or any duly authorized representative of such participant or beneficiary.

          (b) None of the persons described above in subparagraphs (2)-(4) of this paragraph (13) are authorized to examine the trade secrets of PMF or commercial or financial information which is privileged or confidential.

SECTION III. DEFINITIONS

     For purposes of this exemption:

     (1) An "affiliate" of Prudential Securities includes --

          (a) Any person directly or indirectly through one or more intermediaries, controlling, controlled by, or under common control with Prudential Securities. (For purposes of this subsection, the term "control" means the power to exercise a controlling influence over the management or policies of a person other than an individual.)

          (b) Any officer, director or partner in such person, and

          (c) Any corporation or partnership of which such person is an officer, director or a 5 percent partner or owner.

     (2) An "Independent Plan Fiduciary" is a Plan fiduciary which is independent of Prudential Securities and its affiliates and is either:

          (a) A Plan administrator, trustee or named fiduciary, as the recordholder of Trust shares of a section 404(c) Plan,

          (b) A participant in a Keogh Plan,

          (c) An individual covered under a self-directed IRA which invests in Trust shares, or

          (d) A trustee, investment manager or named fiduciary responsible for investment decisions in the case of a title I Plan that does not permit individual direction as contemplated by section 404(c) of the Act.

     For a more complete statement of the facts and representations supporting the Department's decision to grant this exemption, refer to the notice of proposed exemption (the Notice) published on July 12, 1993 at 58 FR 37514.

     EFFECTIVE DATE: This exemption is effective March 15, 1993.

WRITTEN COMMENTS

     The Department received one written comment with respect to the Notice and no requests for a public hearing. The comment letter was submitted by PMF, Prudential Securities and their affiliates (hereinafter, the Applicants) and it suggested certain clarifications to the General Conditions and the Summary of Facts and Representations of the Notice. Discussed below are the changes suggested by the Applicants and the Department's responses to these amendments.

     With respect to the General Conditions of the Notice that are set forth in
Section II, the Applicants suggest that the last sentence of paragraph (e) be clarified to read as follows:

          The Quarterly Account Monitor will also contain an evaluation of a Plan investor's account to assist the Plan ascertaining whether its investment objectives have been met and recommending, if required, changes in Portfolio allocations.

     However, after considering this comment, the Department has decided that further revisions of Condition 11(e) are warranted to reflect the fact that it is the Independent Plan Fiduciary or section 404(c) Plan participant rather than the Plan who makes determinations about the prudence of continuing a Plan or account investment in the Target Program. Therefore, the Department has modified the last sentence of Condition 11(e) as follows:

          The Quarterly Account Monitor will also contain an analysis and an evaluation of a Plan investor's account to assist the Independent Plan Fiduciary or section 404(c) Plan participant in ascertaining whether the investment objectives for a Plan or an individual account have been met and recommending, if required, changes in Portfolio allocations.

     The applicants also suggest that Condition 11(g) of the Notice, which addresses ongoing oral and written disclosures that will be provided by Prudential Securities to Plan investors, be modified to read as follows:

          (g) Periodic meetings will be held at the request of Plan investors with Financial Advisors, Independent Plan Fiduciaries or, if applicable, participants of section 404(c) Plans, to discuss the Quarterly Account Monitor or other questions that may arise.

     Although generally agreeing with this comment, the Department


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
believes it would be more comprehensible if the words "Notification that" were inserted at the beginning of this clause to emphasize the fact that Prudential Securities will inform Plan investors of meetings with its Financial Advisors. Therefore, the Department has modified Condition 11(g) as follows:

          (g) Notification that periodic meetings will be held, upon the request of Plan Investors, with Financial Advisors, Independent Plan Fiduciaries or, if applicable participants of section 404(c) Plans, to discuss the Quarterly Account Monitor or other questions that may arise.

     With respect to modifications to the Summary of Facts and Representations of the Notice, the Applicants suggest that the last sentence of the second paragraph of Representation 8 be revised to reflect the fact that, in certain circumstances, the quarterly investment allocation fee can be lower than 1.35 percent. In response to this comment, the Department has revised Representation 8 to read as follows:

          The quarterly allocation fee of 1.35 percent per annum may be lowered in connection with (a) investments of $100,000 or more in the Target Program or (b) the fee offset described in Representation 20.

     The Applicants also request that the Department revise the first sentence of Footnote 9 in which Prudential Securities states that a Plan administrator, trustee or named fiduciary, as the recordholder of Trust share, will make available the Trust Prospectus to section 404(c) Plan participants. The Applicant's explain that Prudential Securities is not in a position to make any statements with respect to actions undertaken by Plan administrators, trustees or named fiduciaries. Therefore, they recommend that the first sentence of Footnote 9 be deleted.

     The Department does not concur entirely with the suggested modification. Rather than deleting the first sentence of the footnote, the Department believes the sentence can be clarified to read as follows:

          In the case of a section 404(c)Plan, Prudential Securities represents that the Plan administrator, trustee or named fiduciary, as the recordholder of Trust shares, has agreed to make the Trust Prospectus available to section 404(c)Plan participants.

     With respect to Representation 17 of the Notice, the applicants state that it is possible that the outside fee can be negotiated to a level below .50 percent. However, the Applicants anticipate that this fee will generally be no lower than .50 percent. Therefore, they suggest that the Department revise the third sentence of Representation 17 to reflect that the fee will generally range from

 .50 percent to a maximum of 1.35 percent. The Department concurs with this change and has revised sentence three of Representation 17 as follows:

          The "outside fee," which is computed quarterly, generally ranges on an annual basis from .50 percent up to a maximum of 1.35 percent of the average annual net assets held in a Target Program account invested by the Plans in the Equity and Income Portfolios.

     The Applicants note that a Plan may be given the option of being separately invoiced for the outside fee and paying such fee by check or having the outside fee deducted from the Plan's account with Prudential Securities. In the event the Plan elects to be invoiced separately for the outside fee, the Applicants state that the fee is payable 45 days after the end of each calendar quarter or, for additional investments, after such investments aggregate $10,000. Therefore, the Applicants suggest that relevant portions of Representation 17, 18 and 20 of the Notice be revised as well as Footnote 18.

     In response to this change, the Department has revised Representation 17 of the Notice by changing the initial clause of the second paragraph to read "For some Plan Investors" instead of "For Plan Investors" and adding a new third paragraph which should be inserted at the end of the text of this representation. The new paragraph would read as follows:

          Plan Investors will be given the option of either being separately invoiced for the outside fee and paying such fee by check or having the outside fee deducted from their Prudential Securities account. In the event the Plan elects to be invoiced separately for the outside fee, the fee is payable 45 calendar days after the end of the quarter. However, if the Plan elects to have the outside fee deducted from its Plan account with Prudential Securities, such outside fee would be payable within 6 business days of the trade date for an initial investment or within 6 business days of the current calendar quarter.

     The Department also wishes to clarify that the term "applicable fee" referred to in the initial sentence of Representation 18 means the "outside fee" which will be paid after a Plan's additional investments in the Trust total $10,000 or more. Therefore, the Department has revised this sentence by placing the term outside fee in parentheticals. The revised sentence reads as follows:

          Each time that additional funds aggregating $10,000 or more are invested in the Portfolios during any one quarter, the applicable fee (i.e., the outside fee), pro-rated for the number of calendar days then


106  The Target Portfolio Trust            [PHONE GRAPHIC] (800) 982-4467
     remaining in the quarter and covering the amount of such additional funds, shall be charged and be payable 6 business days later.

     To reflect the dual billing procedure that Prudential Securities has established for Plans investing in the Trust, the Department has revised paragraph 5 of the hypothetical example contained in Representation 20 of the Notice. The amended paragraph now reads as follows:

          The account of the Plan Investor (as with other Investors) would be debited on or about April 8, 1993 (i.e., the sixth business day of the calendar quarter) for the amount of the net quarterly outside fee (pursuant to the authorization contained in the Target Program Investment advisory agreement, and as described in the Target Program description attached to the cover of the Trust's Prospectus. However, if the Plan investor is separately invoiced by Prudential Securities, the outside fee would be payable 45 calendar days after the end of the calendar quarter.

     The Department has also amended Footnote 18 by adding new language to that contained in the parenthetical so as to reflect the two payment schedules for the outside fee:

          ***i.e., on or about the sixth business day of the first month of the calendar quarter or within 45 calendar days after the end of the calendar quarter.

     Finally, with respect to the example contained in Representation 20, the Applicants point out that in Clause (1) of the first paragraph of the example (id at 37520) inadvertently includes the word "not" prior to the word "retain." The Department concurs with this change and has deleted the word "not" so that Clause (1) will read as follows:

          ***(1) U.S. Government Money Market Portfolio in which the Plan made a $50 investment and from which PMF would retain, after payment of the subadvisory fee to the Sub-Advisor, an inside fee of .125 percent;

     Upon a review of the entire record, including the written comment received, the Department has determined to grant the exemption subject to the modifications described above.

     FOR FURTHER INFORMATION CONTACT: Ms. Jan D. Broady of the Department, telephone (202) 219-8881. (This is not a toll-free number.)

FOR MORE INFORMATION
--------------------------------------------------------------------------------

Please read this prospectus before you invest in the Portfolios and keep it for future reference. For information or shareholder questions contact:

PRUDENTIAL MUTUAL FUND SERVICES LLC
P.O. BOX 15005
NEW BRUNSWICK, NJ 08906-5005
(800) 225-1852
(732) 417-7555
(if calling from outside the U.S.)

--------------------------------------------------------------------------------
Outside Brokers Should Contact:

PRUDENTIAL INVESTMENT MANAGEMENT SERVICES LLC
P.O. BOX 15035
NEW BRUNSWICK, NJ 08906-5035
(800) 778-8769

--------------------------------------------------------------------------------
Visit Prudential's Web Site At:

http://www.prudential.com


--------------------------------------------------------------------------------
Additional information about the Trust can be obtained without charge and can be found in the following documents:

STATEMENT OF ADDITIONAL INFORMATION (SAI)
   (incorporated by reference into this prospectus)

ANNUAL REPORT
     (contains a discussion of the market conditions and investment strategies that significantly affected the Portfolios' performance)

SEMI-ANNUAL REPORT
TMF 158A


You can also obtain copies of Trust documents from the Securities and Exchange Commission as follows:


BY MAIL:
Securities and Exchange Commission
Public Reference Section
Washington, DC 20549-0102



BY ELECTRONIC REQUEST:
publicinfo@sec.gov
   (The SEC charges a fee to copy documents.)



IN PERSON:
Public Reference Room in Washington, DC
   (For hours of operation, call 1-202-942-8090



VIA THE INTERNET:
on the EDGAR Database at http://www.sec.gov


--------------------------------------------------------------------------------

                           CUSIP         NASDAQ
                           Numbers:      Symbols:
Large Capitalization
   Growth --               875921-20-7   TALGX

Large Capitalization
   Value --                875921-10-8   TALVX

Small Capitalization
   Growth --               875921-40-5   TASGX

Small Capitalization
   Value --                875921-30-6   TASVX

International Equity --    875921-50-4   TAIEX

International Bond --      875921-87-6   TIBPX

Total Return Bond --       875921-88-4   TATBX

Intermediate-Term
   Bond --                 875921-80-1   TAIBX

Mortgaged Backed
   Securities --           875921-70-2   TGMBX

U.S. Government
   Money Market --         875921-60-3   PVGXX


Investment Company Act File No:
811-7064

                         THE TARGET PORTFOLIO TRUST(R)

                      Statement of Additional Information
                                  May 1, 2000

     The Target Portfolio Trust(R) (the Trust) is an open-end, management investment company currently composed of ten separate investment portfolios (the Portfolios) professionally managed by Prudential Investments Fund Management LLC (PIFM or the Manager). Each Portfolio benefits from discretionary advisory services provided by an investment adviser (each, an Adviser, collectively, the Advisers) identified, retained, supervised and compensated by the Manager. The Trust consists of the following ten Portfolios:

Equity Portfolios                                                 Income Portfolios
  - Large Capitalization Growth Portfolio                         - International Bond Portfolio
  - Large Capitalization Value Portfolio                            - Total Return Bond Portfolio
  - Small Capitalization Growth Portfolio                           - Intermediate-Term Bond Portfolio
  - Small Capitalization Value Portfolio                            - Mortgage Backed Securities Portfolio
  - International Equity Portfolio                                  - U.S. Government Money Market Portfolio

     The Trust's address is Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077, and its telephone number is (800) 225-1852.

     This Statement of Additional Information is not a prospectus and should be read in conjunction with the Trust's Prospectus dated May 1, 2000, a copy of which may be obtained from the Trust upon request.

                               TABLE OF CONTENTS


                                                              PAGE
                                                              -----
History of the Trust........................................  B-2
Description of the Portfolios, Their Investments and
  Risks.....................................................  B-2
Investment Restrictions.....................................  B-34
Management of the Trust.....................................  B-36
Control Persons and Principal Holders of Securities.........  B-39
Investment Advisory and Other Services......................  B-40
Brokerage Allocation and Other Practices....................  B-46
Capital Shares, Other Securities and Organization...........  B-50
Purchase, Redemption and Pricing of Shares..................  B-50
Shareholder Investment Account..............................  B-51
Net Asset Value.............................................  B-53
Taxes, Dividends and Distributions..........................  B-54
Performance Information.....................................  B-58
Financial Statements........................................  B-63
Report of Independent Accountants...........................  B-110
Appendix I -- Historical Performance Data...................  I-1
Appendix II -- General Investment Information...............  II-1
Appendix III -- Glossary of Indexes.........................  III-1
-------------------------------------------------------------------


TMF 158 B

                              HISTORY OF THE TRUST

     The Trust was organized as an unincorporated business trust in 1992 under the laws of the State of Delaware.

           DESCRIPTION OF THE PORTFOLIOS, THEIR INVESTMENTS AND RISKS

     (a) CLASSIFICATION. The Trust is an open-end management investment company. Each of the Portfolios except for the International Bond Portfolio is classified as a diversified fund. The International Bond Portfolio is a non-diversified fund.

     (b) AND (c) INVESTMENT STRATEGIES, POLICIES AND RISKS. The investment objectives of the Portfolios are set forth in the Trust's Prospectus. This section provides additional information on the principal investment policies and strategies of the Portfolios, as well as information on certain non-principal investment policies and strategies. The Portfolios may not be successful in achieving their respective objectives and you could lose money.

U.S. GOVERNMENT SECURITIES


     Each Portfolio may invest in U.S. government securities.



     U.S. TREASURY SECURITIES. U.S. Treasury securities include bills, notes, bonds and other debt securities issued by the U.S. Treasury. These instruments are direct obligations of the U.S. government and, as such, are backed by the "full faith and credit" of the United States. They differ primarily in their interest rates, the lengths of their maturities and the dates of their issuances.



     OBLIGATIONS ISSUED OR GUARANTEED BY U.S. GOVERNMENT AGENCIES AND INSTRUMENTALITIES. Securities issued or guaranteed by agencies or instrumentalities of the U.S. government include, but are not limited to, GNMA, FNMA and FHLMC securities. Obligations of GNMA, the Federal Housing Administration, Farmers Home Administration and the Export-Import Bank are backed by the full faith and credit of the United States. In the case of securities not backed by the full faith and credit of the United States, the Trust must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitments. Such securities include obligations issued by the Student Loan Marketing Association (SLMA), FNMA and FHLMC, each of which may borrow from the U.S. Treasury to meet its obligations, although the U.S. Treasury is under no obligation to lend to such entities. GNMA, FNMA and FHLMC may also issue collateralized mortgage obligations.



     STRIPPED U.S. GOVERNMENT SECURITIES. A Portfolio may invest in component parts of U.S. government securities, namely either the corpus (principal) of such obligations or one of the interest payments scheduled to be paid on such obligations. These obligations may take the form of (1) obligations from which the interest coupons have been stripped; (2) the interest coupons that are stripped; and (3) book-entries at a Federal Reserve member bank representing ownership of obligation components.



     MORTGAGE-RELATED SECURITIES ISSUED OR GUARANTEED BY U.S. GOVERNMENT AGENCIES AND INSTRUMENTALITIES. A Portfolio may invest in mortgage-backed securities and other derivative mortgage products, including those representing an undivided ownership interest in a pool of mortgages, e.g., GNMA, FNMA and FHLMC certificates where the U.S. government or its agencies or instrumentalities guarantees the payment of interest and principal of these securities. However, these guarantees do not extend to the securities' yield or value, which are likely to vary inversely with fluctuations in interest rates, nor do these guarantees extend to the yield or value of a Portfolio's shares. See "Mortgage-Backed Securities and Asset-Backed Securities" below.


     Mortgages backing the securities which may be purchased by a Portfolio include conventional thirty-year fixed-rate mortgages, graduated payment mortgages, fifteen-year mortgages, adjustable rate mortgages and balloon payment mortgages. A balloon payment mortgage backed security is an amortized mortgage security with installments of principal and interest, the last installment of which is predominantly principal. All of these mortgages can be used to create "pass-through securities." A pass-through security is formed when mortgages are pooled together and undivided interests in the pool or pools are sold. The cash flow from the mortgages is passed through to the holders of the securities in the form of periodic payments of interest, principal and prepayments (net of a service fee). Prepayments occur when the holder of an undivided mortgage prepays the remaining principal before the mortgage's scheduled maturity date. As a result of the pass-through of prepayments of principal on the underlying securities, mortgage backed securities are often subject to more rapid prepayment of principal than their stated maturity would indicate. The remaining expected average life of a pool of mortgage loans underlying a mortgage backed security is a prediction of when the mortgage loans will be repaid and is based upon a variety of factors, such as the demographic and geographic characteristics of the borrowers and the mortgaged properties, the length of time that each of the mortgage loans has been outstanding, the interest rates payable on the mortgage loans and the current interest rate environment.


     In addition to GNMA, FNMA or FHLMC certificates through which the holder receives a share of all interest and principal payments from the mortgages underlying the certificate, a Portfolio may also invest in mortgage pass-through securities issued by the U.S. government or its agencies and instrumentalities, commonly referred to as mortgage-backed security strips or MBS strips. MBS strips are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of stripped mortgage security will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the interest-only or "IO" class), while the other class will receive all of the principal (the principal-only or "PO" class). The yields to maturity on IOs and POs are sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and principal payments may have a material effect on yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Portfolio may not fully recoup its initial investment in IOs. Conversely, if the underlying mortgage assets experience less than anticipated prepayments of principal, the yield on POs could be materially adversely affected.



     During periods of declining interest rates, prepayment of mortgages underlying mortgage-backed securities can be expected to accelerate. When mortgage obligations are prepaid, a Portfolio reinvests the prepaid amounts in securities, the yields which reflect interest rates prevailing at that time. Therefore, a Portfolio's ability to maintain a portfolio of high-yielding mortgage-backed securities will be adversely affected to the extent that prepayments of mortgages are reinvested in securities which have lower yields than the prepaid mortgages. Moreover, prepayments of mortgages which underlie securities purchased at a premium generally will result in capital losses. During periods of rising interest rates, the rate of prepayment of mortgages underlying mortgage-backed securities can be expected to decline, extending the projected average maturity of the mortgage-backed securities. This maturity extension risk may effectively change a security which was considered short- or intermediate-term at the time of purchase into a long-term security. Long-term securities generally fluctuate more widely in response to changes in interest rates than short-or intermediate-term securities.



     ZERO COUPON SECURITIES. Zero coupon U.S. government securities are debt obligations that are issued or purchased at a significant discount from face value. The discount approximates the total amount of interest the security will accrue and compound over the period until maturity or the particular interest payment date at a rate of interest reflecting the market rate of the security at the time of issuance. Zero coupon U.S. government securities do not require the periodic payment of interest. These investments benefit the issuer by mitigating its need for cash to meet debt service, but also require a higher rate of return to attract investors who are willing to defer receipt of cash.

These investments may experience greater volatility in market value than U.S. government securities that make regular payments of interest. A Portfolio accrues income on these investments for tax and accounting purposes, which is distributable to shareholders and which, because no cash is received at the time of accrual, may require the liquidation of other portfolio securities to satisfy the Portfolio's distribution obligations, in which case the Portfolio will forego the purchase of additional income producing assets with these funds. Zero coupon U.S. government securities include STRIPS and CUBES, which are issued by the U.S. Treasury as component parts of U.S. Treasury bonds and represent scheduled interest and principal payments on the bonds.



     SPECIAL CONSIDERATIONS. Fixed-income U.S. government securities are considered among the most creditworthy of fixed income investments. The yields available from U.S. government securities are generally lower than the yields available from corporate debt securities. The values of U.S. government securities will change as interest rates fluctuate. To the extent U.S. government securities are not adjustable rate securities, these changes in value in response to changes in interest rates generally will be more pronounced. During periods of falling interest rates, the values of outstanding long-term fixed-rate U.S. government securities generally rise. Conversely, during periods of rising interest rates, the values of such securities generally decline. The magnitude of these fluctuations will generally be greater for securities with longer maturities. Although changes in the value of U.S. government securities will not affect investment income from those securities, they may affect the net asset value of a Portfolio.



     At a time when a Portfolio has written call options on a portion of its U.S. government securities, its ability to profit from declining interest rates will be limited. Any appreciation in the value of the securities held in the Portfolio above the strike price would likely be partially or wholly offset by unrealized losses on call options written by a Portfolio. The termination of option positions under these conditions would generally result in the realization of capital losses, which would reduce a Portfolio's capital gains distribution. Accordingly, a Portfolio would generally seek to realize capital gains to offset realized losses by selling portfolio securities. In such circumstances, however, it is likely that the proceeds of such sales would be reinvested in lower yielding securities.


CUSTODIAL RECEIPTS


     Each Portfolio may invest in receipts evidencing the component parts (corpus or coupons) of U.S. government obligations that have not actually been stripped. Such receipts evidence ownership of component parts of U.S. government obligations (corpus or coupons) purchased by a third party (typically an investment banking firm) and held on behalf of the third party in physical or book entry form by a major commercial bank or trust company pursuant to a custody agreement with the third party. These custodial receipts include "Treasury Receipts," "Treasury Investment Growth Receipts" (TIGRs) and "Certificates of Accrual on Treasury Securities" (CATS). Each Portfolio will not invest more than 5% of its net assets in such custodial receipts.



     Custodial receipts held by a third party are not issued or guaranteed by the United States government and are not considered U.S. government securities. Each Portfolio other than the U.S. Government Money Market Portfolio may also invest in such custodial receipts.


MONEY MARKET INSTRUMENTS


     Each Portfolio (other than the U.S. Government Money Market Portfolio) may invest in high-quality money market instruments, including commercial paper of a U.S. or non-U.S. company or foreign government securities, certificates of deposit, bankers' acceptances and time deposits of domestic and foreign banks, and obligations issued or guaranteed by the U.S. government, its agencies and instrumentalities. The U.S. Government Money Market Portfolio will normally limit its investments in money market instruments to securities issued or guaranteed by the U.S. government or its agencies. Money market obligations will be generally U.S. dollar denominated, except with respect to the International Bond Portfolio, where these instruments may also be denominated in foreign currencies. The Mortgage Backed Securities Portfolio will limit its investment in money market investments to those issued by U.S. issuers. Commercial paper will be rated, at the time of purchase, at least A-2 by Standard & Poor's Ratings Group (S&P) or Prime-2 by Moody's Investors Service (Moody's), or the equivalent by another NRSRO or, if not rated, issued by an entity having an outstanding unsecured debt issue rated at least A or A-2 by S&P or A or Prime-2 by Moody's or the equivalent by another NRSRO. The International Bond Portfolio will only invest in commercial paper rated at least A1/P1 by S&P or Moody's or the equivalent by another NRSRO.


CORPORATE AND OTHER DEBT OBLIGATIONS

     The Large Capitalization Value Portfolio, Small Capitalization Value Portfolio, International Equity Portfolio, Mortgage Backed Securities Portfolio, Intermediate-Term Bond Portfolio, Total Return Bond Portfolio and International Bond Portfolio may each invest in corporate and other debt obligations. Except where otherwise indicated, each Portfolio will invest in securities rated A or better or determined by the Adviser to be of comparable quality. These debt securities may have adjustable or fixed rates of interest and in certain instances may be secured by assets of the issuer. Adjustable rate corporate debt securities may have features similar to those of adjustable rate mortgage backed securities, but corporate debt securities, unlike mortgage backed securities, are not subject to prepayment risk other than through contractual call provisions which generally impose a penalty for prepayment. Fixed-rate debt securities may also be subject to call provisions.

     The market value of fixed-income obligations of the Portfolios will be affected by general changes in interest rates, which will result in increases or decreases in the value of the obligations held by the Portfolios. The market value of the obligations held by a Portfolio can be expected to vary inversely with changes in prevailing interest rates. Investors also should recognize that, in periods of declining interest rates, a Portfolio's yield will tend to be somewhat higher than prevailing market rates and, in periods of rising interest rates, a Portfolio's yield will tend to be somewhat lower. Also, when interest rates are falling, the inflow of net new money to a Portfolio from the continuous sale of its shares will tend to be invested in instruments producing lower yields than the balance of its portfolio, thereby reducing the Portfolio's current yield. In periods of rising interest rates, the opposite can be expected to occur. In addition, securities in which a Portfolio may invest may not yield as high a level of current income as might be achieved by investing in securities with less liquidity, less creditworthiness or longer maturities.

     Ratings made available by S&P, Moody's and other NRSRO's are relative and subjective and are not absolute standards of quality. Although these ratings are initial criteria for selection of portfolio investments, each Adviser will also make its own evaluation of these securities on behalf of the Portfolio. Among the factors that will be considered are the long-term ability of the issuers to pay principal and interest and general economic trends.

     MEDIUM AND LOWER-RATED SECURITIES. The Intermediate-Term Bond Portfolio, Total Return Bond Portfolio and International Bond Portfolio may each invest in medium (i.e., rated Baa by Moody's or BBB by S&P or the equivalent by another NRSRO) and lower-rated securities (i.e., rated lower than Baa by Moody's or lower than BBB by S&P or the equivalent by another NRSRO). However, no Portfolio will purchase a security rated lower than B by Moody's or S&P or the equivalent by another NRSRO. Securities rated Baa by Moody's or BBB by S&P or the equivalent by another NRSRO, although considered investment grade, possess speculative characteristics, including the risk of default, and changes in economic or other conditions are more likely to impair the ability of issuers of these securities to make interest and principal payments than is the case with respect to issuers of higher-grade bonds.

     Generally, medium or lower-rated securities and unrated securities of comparable quality, sometimes referred to as "junk bonds" (i.e., securities rated lower than Baa by Moody's or BBB by S&P or the equivalent by another NRSRO), offer a higher current yield than is offered by higher-rated securities, but also (i) will likely have some quality and protective characteristics that, in the judgment of the rating organizations, are outweighed by large uncertainties or major risk exposures to adverse conditions and (ii) are predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. The market values of certain of these securities also tend to be more sensitive to individual corporate developments and changes in economic conditions than higher-quality bonds. In addition, medium and lower-rated securities and comparable unrated securities generally present a higher degree of credit risk. The risk of loss due to default by these issuers is significantly greater because medium and lower-rated securities and unrated securities of comparable quality generally are unsecured and frequently are subordinated to the prior payment of senior indebtedness. The Advisers, under the supervision of the Manager and the Trustees, in evaluating the creditworthiness of an issue whether rated or unrated, take various factors into consideration, which may include, as applicable, the issuer's financial resources, its sensitivity to economic conditions and trends, the operating history of and the community support for the facility financed by the issue, the ability of the issuer's management and regulatory matters.

     In addition, the market value of securities in lower-rated categories is more volatile than that of higher-quality securities, and the markets in which medium and lower-rated or unrated securities are traded are more limited than those in which higher-rated securities are traded. The existence of limited markets may make it more difficult for each Portfolio to obtain accurate market quotations for purposes of valuing its portfolio and calculating its net asset value. Moreover, the lack of a liquid trading market may restrict the availability of securities for a Portfolio to purchase and may also have the effect of limiting the ability of a Portfolio to sell securities at their fair value either to meet redemption requests or to respond to changes in the economy or the financial markets.

     Lower-rated debt obligations also present risks based on payment expectations. If an issuer calls the obligation for redemption, a Portfolio may have to replace the security with a lower-yielding security, resulting in a decreased return for investors. Also, as the principal value of bonds moves inversely with movements in interest rates, in the event of rising interest rates the value of the securities held by a Portfolio may decline proportionately more than a portfolio consisting of higher-rated securities. If a Portfolio experiences unexpected net redemptions, it may be forced to sell its higher-rated bonds, resulting in a decline in the overall credit quality of the securities held by the Portfolio and increasing the exposure of the Portfolio to the risks of lower-rated securities. Investments in zero coupon bonds may be more speculative and subject to greater fluctuations in value due to changes in interest rates than bonds that pay interest currently.

     Ratings of fixed-income securities represent the rating agency's opinion regarding their credit quality and are not a guarantee of quality. Rating agencies attempt to evaluate the safety of principal and interest payments and do not evaluate the risks of fluctuations in market value. Also, rating agencies may fail to make timely changes in credit ratings in response to subsequent events, so that an issuer's current financial condition may be better or worse than a rating indicates. See "Description of Security Ratings" in the Prospectus.

     Subsequent to its purchase by a Portfolio, an issue of securities may cease to be rated or its rating may be reduced below the minimum required for purchase by the Portfolio. Neither event will require sale of these securities by the Portfolio, but the Adviser will consider this event in its determination of whether the Portfolio should continue to hold the securities.

     During the fiscal year ended December 31, 1999, the monthly dollar-weighted average ratings of the debt obligations held by the International Bond Portfolio, the Total Return Bond Portfolio and the Intermediate-Term Bond Portfolio, expressed as a percentage of each Portfolio's total investments, were as follows:



                                         PERCENTAGE OF TOTAL
RATINGS                                      INVESTMENTS
-------               ---------------------------------------------------------
                         INTERNATIONAL        TOTAL RETURN    INTERMEDIATE-TERM
                         BOND PORTFOLIO      BOND PORTFOLIO    BOND PORTFOLIO
                         --------------      --------------   -----------------
AAA/Aaa                       83.1%               59.8%             40.7%
AA/Aa                         16.9%                1.4%               --
A/A                             --                16.9%             29.9%
BBB/Baa                         --                15.1%             16.5%
BB/Ba                           --                 6.8%              7.8%
B/B                             --                  --               0.9%
CCC/Caa                         --                  --                --
CC/Ca                           --                  --                --
C/C                             --                  --                --
Unrated                         --                                   4.2%(1)
-------------------------------------------------------------------------------



           (1) 4.2% of the debt obligations held by the Portfolio were unrated, but were deemed comparable to AAA/Aaa rated obligations by the sub-adviser.


     COMMERCIAL PAPER. Each Portfolio may invest in commercial paper. Commercial paper consists of short-term (usually from 1 to 270 days) unsecured promissory notes issued by corporations in order to finance their current operations. A variable amount master demand note (which is a type of commercial paper) represents a direct borrowing arrangement involving periodically fluctuating rates of interest under a letter agreement between a commercial paper issuer and an institutional lender pursuant to which the lender may determine to invest varying amounts.

     ADJUSTABLE RATE SECURITIES. The Large Capitalization Value Portfolio, Mortgage Backed Securities Portfolio, Intermediate-Term Bond Portfolio, Total Return Bond Portfolio and International Bond Portfolio may each invest in adjustable rate securities. Adjustable rate securities are debt securities having interest rates which are adjusted or reset at periodic intervals ranging from one month to three years. The interest rate of an adjustable rate security typically responds to changes in general market levels of interest. The interest paid on any particular adjustable rate security is a function of the index upon which the interest rate of that security is based.

     The adjustable rate feature of the securities in which a Portfolio may invest will tend to reduce sharp changes in a Portfolio's net asset value in response to normal interest rate fluctuations. As the coupon rates of a Portfolio's adjustable rate securities are reset periodically, yields of these portfolio securities will reflect changes in market rates and should cause the net asset value of a Portfolio's shares to fluctuate less dramatically than that of a fund invested in long-term fixed-rate securities. However, while the adjustable rate feature of such securities will tend to limit sharp swings in a Portfolio's net asset value in response to movements in general market interest rates, it is anticipated that during periods of fluctuations in interest rates, the net asset value of a Portfolio will fluctuate.

     INFLATION-INDEXED BONDS. The Total Return Bond and Intermediate-Term Bond Portfolios may invest in inflation-indexed bonds issued by governmental entities and corporations. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. Such bonds generally are issued at an interest rate lower than typical bonds, but are expected to retain their principal value over time. The interest rate on these bonds is fixed at issuance, but over the life of the bond this interest may be paid on an increasing principal value, which has been adjusted for inflation.

     Any increase in the principal amount of an inflation-indexed bond will be considered taxable ordinary income, even though investors do not receive their principal until maturity.

FOREIGN SECURITIES


     The International Equity Portfolio, Intermediate-Term Bond Portfolio, Total Return Bond Portfolio and International Bond Portfolio may each invest in foreign equity and debt securities, including securities of foreign corporations, obligations of foreign branches of U.S. banks and securities issued by foreign governments. For purposes of this policy, foreign companies and financial institutions are those that are organized under the laws of a foreign country, those that derive more than 50% of their revenues from activities in foreign countries, and companies and financial institutions that have at least 50% of their assets located abroad.


     A Portfolio's investments in foreign government securities may include debt securities issued or guaranteed, as to payment of principal and interest, by governments, semi-governmental entities, governmental agencies, supranational entities and other governmental entities (collectively, the Government Entities) of countries considered stable by an Adviser. A "supranational entity" is an entity constituted by the national governments of several countries to promote economic development. Examples of such supranational entities include, among others, the World Bank, the European Investment Bank and the Asian Development Bank. Debt securities of "semi-governmental entities" are issued by entities owned by a national, state, or equivalent government or are obligations of a political unit that are not backed by the national government's "full faith and credit" and general taxing powers. Examples of semi-governmental issuers include, among others, the Province of Ontario and the City of Stockholm. Foreign government securities also include mortgage-backed securities issued by foreign government entities including semi-governmental entities.

     A portfolio may invest in mortgage-backed securities issued or guaranteed by foreign government entities including semi-governmental entities, and Brady Bonds, which are long term bonds issued by government entities in developing countries as part of a restructuring of their commercial loans.

     The values of foreign investments are affected by changes in currency rates or exchange control regulations, restrictions or prohibitions on the repatriation of foreign currencies, application of foreign tax laws, including withholding taxes, changes in governmental administration or economic or monetary policy (in the United States or abroad) or changed circumstances in dealings between nations. Costs are also incurred in connection with conversions between various currencies. In addition, foreign brokerage commissions and custody fees are generally higher than those charged in the United States, and foreign securities markets may be less liquid, more volatile and less subject to governmental supervision than in the United States. Investments in foreign countries could be affected by other factors not present in the United States, including expropriation, confiscatory taxation, lack of uniform accounting and auditing standards and potential difficulties in enforcing contractual obligations and could be subject to extended clearance and settlement periods.

     CURRENCY RISKS. Because the majority of the securities purchased by the International Equity and International Bond Portfolios are denominated in currencies other than the U.S. dollar, changes in foreign currency exchange rates will affect each Portfolio's net asset value; the value of interest earned; gains and losses realized on the sale of securities; and net investment income and capital gain, if any, to be distributed to shareholders by each Portfolio. If the value of a foreign currency rises against the U.S. dollar, the value of a Portfolio's assets denominated in that currency will increase; correspondingly, if the value of a foreign currency declines against the U.S. dollar, the value of a Portfolio's assets denominated in that currency will decrease. Under the Internal Revenue Code, the Portfolios are required to separately account for the foreign currency component of gains or losses, which will usually be viewed under the Internal Revenue Code as items of ordinary and distributable income or loss, thus affecting the Portfolios' distributable income.

     The exchange rates between the U.S. dollar and foreign currencies are a function of such factors as supply and demand in the currency exchange markets, international balances of payments, governmental interpretation, speculation and other economic and political conditions.

Although the International Equity and International Bond Portfolios value their assets daily in U.S. dollars, the Portfolios will not convert their holdings of foreign currencies to U.S. dollars daily. When a Portfolio converts its holdings to another currency, it may incur conversion costs. Foreign exchange dealers may realize a profit on the difference between the price at which they buy and sell currencies.


     RISK FACTORS AND SPECIAL CONSIDERATIONS OF INVESTING IN EURO-DENOMINATED SECURITIES. On January 1, 1999, 11 of the 15 member states of the European Monetary Union introduced the "euro" as a common currency. During a three-year transitional period, the euro will coexist with each member state's national currency. By July 1, 2002, the euro is expected to become the sole legal tender of the member states. During the transition period, the Portfolios will treat the euro as a separate currency from the national currency of any member state.



     The adoption by the member states of the euro will eliminate the substantial currency risk among member states and will likely affect the investment process and considerations of the Portfolios' investment advisers. To the extent a Portfolio holds non-U.S. dollar-denominated securities, including those denominated in the euro, the Portfolio will still be subject to currency risk due to fluctuations in those currencies as compared to the U.S. dollar.



     The medium- to long-term impact of the introduction of the euro in member states cannot be determined with certainty at this time. In addition to the effects described above, it is likely that more general long-term ramifications can be expected, such as changes in economic environment and changes in behavior of investors, all of which will impact a Portfolio's investments.


MORTGAGE-BACKED SECURITIES AND ASSET-BACKED SECURITIES


     MORTGAGE-BACKED SECURITIES -- GENERAL. The Mortgage Backed Securities Portfolio, Intermediate-Term Bond Portfolio, Total Return Bond Portfolio and International Bond Portfolio may each invest in mortgage-backed securities. Mortgage-backed securities are securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans secured by real property. There are currently three basic types of mortgage-backed securities: (1) those issued or guaranteed by the U.S. government or one of its agencies or instrumentalities, such as GNMA, FNMA and FHLMC, described under "U.S. Government Securities" above; (2) those issued by private issuers that represent an interest in or are collateralized by mortgage-backed securities issued or guaranteed by the U.S. government or one of its agencies or instrumentalities; and (3) those issued by private issuers that represent an interest in or are collateralized by whole mortgage loans or mortgage-backed securities without a government guarantee but usually having some form of private credit enhancement. In addition, the International Bond Portfolio may invest in mortgage-related securities issued or guaranteed by foreign, national, state or provincial governmental instrumentalities, including semi-governmental agencies.


     GNMA CERTIFICATES. Certificates of the Government National Mortgage Association (GNMA Certificates) are mortgage-backed securities which evidence an undivided interest in a pool or pools of mortgages. GNMA Certificates that the Portfolios purchase are the "modified pass-through" type, which entitle the holder to receive timely payment of all interest and principal payments due on the mortgage pool, net of fees paid to the "issuer" and GNMA, regardless of whether or not the mortgagor actually makes the payment. The GNMA Certificates will represent a pro rata interest in one or more pools of the following types of mortgage loans: (1) fixed rate level payment mortgage loans; (2) fixed rate graduated payment mortgage loans; (3) fixed rate growing equity mortgage loans;
(4) fixed rate mortgage loans secured by manufactured (mobile) homes; (5) mortgage loans on multifamily residential properties under construction; (6) mortgage loans on completed multifamily projects; (7) fixed rate mortgage loans as to which escrowed funds are used to reduce the borrower's monthly payments during the early years of the mortgage loans ("buydown" mortgage loans); (8) mortgage loans that provide for adjustments in payments based on periodic changes in interest rates or in other payment terms of the mortgage loans; and

(9) mortgage-backed serial notes. All of these mortgage loans will be FHA Loans or VA Loans and, except as otherwise specified above, will be fully-amortizing loans secured by first liens on one-to-four family housing units.

     FNMA CERTIFICATES. The Federal National Mortgage Association (FNMA) is a federally chartered and privately owned corporation organized and existing under the Federal National Mortgage Association Charter Act. FNMA provides funds to the mortgage market primarily by purchasing home mortgage loans from local lenders, thereby replenishing their funds for additional lending. FNMA acquires funds to purchase home mortgage loans from many capital market investors that may not ordinarily invest in mortgage loans directly.


     Each FNMA Certificate will entitle the registered holder thereof to receive amounts, representing such holder's pro rata interest in scheduled principal payments and interest payments (at such FNMA Certificate's pass-through rate, which is net of any servicing and guarantee fees on the underlying mortgage loans), and any principal prepayments on the mortgage loans in the pool represented by such FNMA Certificate and such holder's proportionate interest in the full principal amount of any foreclosed or otherwise finally liquidated mortgage loan. The full and timely payment of principal and interest on each FNMA Certificate will be guaranteed by FNMA, which guarantee is not backed by the full faith and credit of the U.S. government.


     FHLMC SECURITIES. The Federal Home Loan Mortgage Corporation (FHLMC) is a corporate instrumentality of the United States created pursuant to the Emergency Home Finance Act of 1970, as amended (the FHLMC Act). Its purpose is to promote development of a nationwide secondary market in conventional residential mortgages. The principal activity of FHLMC consists of the purchase of first lien, conventional, residential mortgage loans and participation interests in such mortgage loans and the resale of the mortgage loans so purchased in the form of mortgage securities, primarily FHLMC Certificates.

     FHLMC issues two types of mortgage pass-through securities, mortgage participation certificates (PCs) and guaranteed mortgage certificates (GMCs). PCs resemble GNMA Certificates in that each PC represents a pro rata share of all interest and principal payments made and owned on the underlying pool. FHLMC guarantees timely monthly payment of interest on PCs and the ultimate payment of principal.


     FHLMC CERTIFICATES. FHLMC guarantees to each registered holder of the FHLMC Certificate the timely payment of interest at the rate provided for by such FHLMC Certificate, whether or not received. FHLMC also guarantees to each registered holder of a FHLMC Certificate ultimate collection of all principal on the related mortgage loans, without any offset or deduction, but does not, generally, guarantee the timely payment of scheduled principal. The obligations of FHLMC under its guarantee are obligations solely of FHLMC and are not backed by the full faith and credit of the U.S. government.


     FHLMC Certificates represent a pro rata interest in a group of mortgage loans (a FHLMC Certificate group) purchased by FHLMC. The mortgage loans underlying the FHLMC Certificates will consist of fixed rate or adjustable rate mortgage loans with original terms to maturity of between ten and thirty years, substantially all of which are secured by first liens on one-to four-family residential properties or multifamily projects. Each mortgage loan must meet the applicable standards set forth in the FHLMC Act. An FHLMC Certificate group may include whole loans, participation interests in whole loans and undivided interests in whole loans and participations comprising another FHLMC Certificate group.

     The market value of mortgage securities, like other securities, will generally vary inversely with changes in market interest rates, declining when interest rates rise and rising when interest rates decline. However, mortgage securities, while having comparable risk of decline during periods of rising rates, usually have less potential for capital appreciation than other investments of comparable maturities due to the likelihood of increased prepayments of mortgages as interest rates decline.

In addition, to the extent such mortgage securities are purchased at a premium, mortgage foreclosures and unscheduled principal prepayments generally will result in some loss of the holders' principal to the extent of the premium paid. On the other hand, if such mortgage securities are purchased at a discount, an unscheduled prepayment of principal will increase current and total returns and will accelerate the recognition of income which when distributed to shareholders will be taxable as ordinary income.

     ADJUSTABLE RATE MORTGAGE SECURITIES.  Adjustable rate mortgage securities
(ARMs) are pass-through mortgage securities collateralized by mortgages with adjustable rather than fixed rates. Generally, ARMs have a specified maturity date and amortize principal over their life. In periods of declining interest rates, there is a reasonable likelihood that ARMs will experience increased rates of prepayment of principal.

     The amount of interest on an ARM is calculated by adding a specified amount, the "margin," to the index, subject to limitations on the maximum and minimum interest that can be charged. Because the interest rate on ARMs generally moves in the same direction as market interest rates, the market value of ARMs tends to be more stable than that of long-term fixed rate securities.


     PRIVATE MORTGAGE PASS-THROUGH SECURITIES. Private mortgage pass-through securities are structured similarly to GNMA, FNMA and FHLMC mortgage pass-through securities and are issued by originators of and investors in mortgage loans, including depository institutions, mortgage banks, investment banks and special purpose subsidiaries of the foregoing. These securities usually are backed by a pool of conventional fixed-rate or adjustable rate mortgage loans. Since private mortgage pass-through securities typically are not guaranteed by an entity having the credit status of GNMA, FNMA and FHLMC, such securities generally are structured with one or more types of credit enhancement. See "Types of Credit Enhancement" below.



     COLLATERALIZED MORTGAGE OBLIGATIONS AND MULTICLASS PASS-THROUGH
SECURITIES. CMOs are debt obligations collateralized by mortgage loans or mortgage pass-through securities. Typically, CMOs are collateralized by GNMA, FNMA or FHLMC Certificates, but also may be collateralized by whole loans or private mortgage pass-through securities (such collateral collectively hereinafter referred to as "Mortgage Assets"). Multiclass pass-through securities are equity interests in a trust composed of Mortgage Assets. Payments of principal and interest on the Mortgage Assets, and any reinvestment income thereon, provide the funds to pay debt service on the CMOs or make scheduled distributions on the multiclass pass-through securities. CMOs may be issued by agencies or instrumentalities of the U.S. government, or by private originators of, or investors in, mortgage loans, including depository institutions, mortgage banks, investment banks and special purpose subsidiaries of the foregoing. The issuer of a series of CMOs may elect to be treated as a Real Estate Mortgage Investment Conduit (REMIC). All future references to CMOs include REMICs.


     In a CMO, a series of bonds or certificates is issued in multiple classes. Each class of CMOs, often referred to as a "tranche," is issued at a specific fixed or floating coupon rate and has a stated maturity or final distribution date. Principal prepayments on the Mortgage Assets may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates. Interest is paid or accrues on all classes of CMOs on a monthly, quarterly or semi-annual basis. The principal of and interest on the Mortgage Assets may be allocated among the several classes of a CMO series in a number of different ways. Generally, the purpose of the allocation of the cash flow of a CMO to the various classes is to obtain a more predictable cash flow to the individual tranches than exists with the underlying collateral of the CMO. As a general rule, the more predictable the cash flow on a CMO tranche, the lower the anticipated yield will be on that tranche at the time of issuance relative to prevailing market yields on mortgage-backed securities.

     A Portfolio also may invest in, among other things, parallel pay CMOs and Planned Amortization Class CMOs (PAC Bonds). Parallel pay CMOs are structured to provide payments of principal on each payment date to more than one class. These simultaneous payments are taken into account in calculating the stated maturity date or final distribution date of each class, which, as with other CMO
                                      B-11
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structures, must be retired by its stated maturity date or final distribution date but may be retired earlier. PAC Bonds generally require payments of a specified amount of principal on each payment date. PAC Bonds always are parallel pay CMOs with the required principal payment on such securities having the highest priority after interest has been paid to all classes.


     In reliance on a Securities and Exchange Commission (Commission) interpretation, a Portfolio's investments in certain qualifying collateralized mortgage obligations (CMOs), including CMOs that have elected to be treated as REMICs, are not subject to the Investment Company Act's limitation on acquiring interests in other investment companies. In order to be able to rely on the SEC's interpretation, the CMOs and REMICs must be unmanaged, fixed-asset issuers, that (1) invest primarily in mortgage-backed securities, (2) do not issue redeemable securities, (3) operate under general exemptive orders exempting them from all provisions of the Investment Company Act and (4) are not registered or regulated under the Investment Company Act as investment companies. To the extent that a Portfolio selects CMOs or REMICs that do not meet the above requirements, the Portfolio may not invest more than 10% of its assets in all such entities, may not invest more than 5% of its total assets in a single entity, and may not acquire more than 3% of the voting securities of any single such entity.



     STRIPPED MORTGAGE-BACKED SECURITIES. Stripped mortgage-backed securities or MBS strips are derivative multiclass mortgage securities. In addition to MBS strips issued by agencies or instrumentalities of the U.S. government, a Portfolio may purchase MBS strips issued by private originators of, or investors in, mortgage loans, including depository institutions, mortgage banks, investment banks and special purpose subsidiaries of the foregoing. See "U.S. Government Securities--Mortgage-Related Securities Issued or Guaranteed by U.S. Government Agencies and Instrumentalities" above.


     ASSET-BACKED SECURITIES. The Large Capitalization Value Portfolio, Small Capitalization Value Portfolio, Mortgage Backed Securities Portfolio, Intermediate-Term Bond Portfolio, Total Return Bond Portfolio and International Bond Portfolio may each invest in asset-backed securities. Through the use of trusts and special purpose corporations, various types of assets, primarily automobile and credit card receivables and home equity loans, have been securitized in pass-through structures similar to the mortgage pass-through structures or in a pay-through structure similar to the CMO structure. A Portfolio may invest in these and other types of asset-backed securities that may be developed in the future. Asset-backed securities present certain risks that are not presented by mortgage backed securities. Primarily, these securities do not have the benefit of a security interest in the related collateral. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, some of which may reduce the ability to obtain full payment. In the case of automobile receivables, the security interests in the underlying automobiles are often not transferred when the pool is created, with the resulting possibility that the collateral could be resold. In general, these types of loans are of shorter average life than mortgage loans and are less likely to have substantial prepayments.


     TYPES OF CREDIT ENHANCEMENT. Mortgage-backed securities and asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failures by obligors on underlying assets to make payments, those securities may contain elements of credit support which fall into two categories: (1) liquidity protection and (2) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to seek to ensure that the receipt of payments on the underlying pool occurs in a timely fashion. Protection against losses resulting from default seeks to ensure ultimate payment of the obligations on at least a portion of the assets in the pool. This protection may be provided through guarantees, insurance policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transaction or through a combination of such approaches. The degree of credit support provided for each issue is generally based on historical information respecting the level of credit risk associated with the underlying assets. Delinquencies

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or losses in excess of those anticipated could adversely affect the return on an investment in a security. A Portfolio will not pay any additional fees for credit support, although the existence of credit support may increase the price of a security.


     RISK FACTORS RELATING TO INVESTING IN MORTGAGE-BACKED AND ASSET-BACKED SECURITIES. The yield characteristics of mortgage-backed and asset-backed securities differ from traditional debt securities. Among the major differences are that interest and principal payments are made more frequently, usually monthly, and that principal may be prepaid at any time because the underlying mortgage loans or other assets generally may be prepaid at any time. As a result, if a Portfolio purchases such a security at a premium, a prepayment rate that is faster than expected will reduce yield to maturity, while a prepayment rate that is slower than expected will have the opposite effect of increasing yield to maturity. Alternatively, if a Portfolio purchases these securities at a discount, faster than expected prepayments will increase, while slower than expected prepayments will reduce, yield to maturity. Moreover, slower than expected prepayments may effectively change a security which was considered short- or intermediate-term at the time of purchase into a long-term security. Long-term securities generally lead to increased volatility of net asset value because they tend to fluctuate more widely in response to changes in interest rates than short- or intermediate-term securities. A Portfolio may invest a portion of its assets in derivative mortgage-backed securities such as MBS Strips which are highly sensitive to changes in prepayment and interest rates. Each Adviser will seek to manage these risks (and potential benefits) by diversifying its investments in such securities and, in certain circumstances, through hedging techniques.



     In addition, mortgage-backed securities which are secured by manufactured (mobile) homes and multi-family residential properties, such as GNMA and FNMA certificates, are subject to a higher risk of default than are other types of mortgage backed securities.



     Although the extent of prepayments on a pool of mortgage loans depends on various economic and other factors, as a general rule prepayments on fixed-rate mortgage loans will increase during a period of falling interest rates and decrease during a period of rising interest rates. Accordingly, amounts available for reinvestment by a Portfolio are likely to be greater during a period of declining interest rates and, as a result, likely to be reinvested at lower interest rates than during a period of rising interest rates. Asset-backed securities, although less likely to experience the same prepayment rates as mortgage-backed securities, may respond to certain of the same factors influencing prepayments, while at other times different factors will predominate. Mortgage-backed securities and asset-backed securities may decrease in value as a result of increases in interest rates and may benefit less than other fixed-income securities from declining interest rates because of the risk of prepayment. During periods of rising interest rates, the rate of prepayment of mortgages underlying mortgage-backed securities can be expected to decline, extending the projected average maturity of the mortgage-backed securities. This maturity extension risk may effectively change a security which was considered short- or intermediate-term at the time of purchase into a long-term security. Long-term securities generally fluctuate more widely in response to changes in interest rates than short- or intermediate-term securities.


CONVERTIBLE SECURITIES

     Each Portfolio, other than the U.S. Government Money Market Portfolio, may invest in convertible securities. A convertible security is typically a bond, debenture, corporate note, preferred stock or other similar security which may be converted at a stated price within a specified period of time into a specified number of shares of common stock or other equity securities of the same or a different issuer. Convertible securities are generally senior to common stocks in a corporation's capital structure, but are usually subordinated to similar nonconvertible securities. While providing a fixed income stream (generally higher in yield than the income derivable from a common stock but lower than that afforded by a similar nonconvertible security), a convertible security also affords an investor the opportunity, through its conversion feature, to participate in the capital appreciation attendant upon a market price advance in the convertible security's underlying common stock. Convertible securities also include preferred stocks, which technically are equity securities.

     In general, the market value of a convertible security is at least the higher of its "investment value" (i.e., its value as a fixed-income security) or its "conversion value" (i.e., its value upon conversion into its underlying common stock). As a fixed-income security, a convertible security tends to increase in market value when interest rates decline and tends to decrease in value when interest rates rise. However, the price of a convertible security is also influenced by the market value of the security's underlying common stock. The price of a convertible security tends to increase as the market value of the underlying common stock rises, whereas it tends to decrease as the market value of the underlying stock declines. While no securities investment is without some risk, investments in convertible securities generally entail less risk than investments in the common stock of the same issuer.

LOAN PARTICIPATIONS

     The Intermediate-Term Bond Portfolio and Total Return Bond Portfolio may invest up to 5% of net assets in high quality participation interests having remaining maturities not exceeding one year in loans extended by banks to United States and foreign companies. In a typical corporate loan syndication, a number of lenders, usually banks (co-lenders), lend a corporate borrower a specified sum pursuant to the terms and conditions of a loan agreement. One of the co-lenders usually agrees to act as the agent bank with respect to the loan. The loan agreement among the corporate borrower and the co-lenders identifies the agent bank as well as sets forth the rights and duties of the parties. The agreement often (but not always) provides for the collateralization of the corporate borrower's obligations thereunder and includes various types of restrictive covenants which must be met by the borrower.

     The participation interests acquired by a Portfolio may, depending on the transaction, take the form of a direct or co-lending relationship with the corporate borrower, an assignment of an interest in the loan by a co-lender or another participant, or a participation in the seller's share of the loan. Typically, the Portfolio will look to the agent bank to collect principal of and interest on a participation interest, to monitor compliance with loan covenants, to enforce all credit remedies, such as foreclosures on collateral, and to notify co-lenders of any adverse changes in the borrower's financial condition or declarations of insolvency. The agent bank in such cases will be qualified to serve as a custodian for a registered investment company such as the Trust. The agent bank is compensated for these services by the borrower pursuant to the terms of the loan agreement.

     When a Portfolio acts as co-lender in connection with a participation interest or when the Portfolio acquires a participation interest the terms of which provide that the Portfolio will be in privity with the corporate borrower, the Portfolio will have direct recourse against the borrower in the event the borrower fails to pay scheduled principal and interest. In cases where the Portfolio lacks such direct recourse, the Portfolio will look to the agent bank to enforce appropriate credit remedies against the borrower.

     The Portfolios believe that the principal credit risk associated with acquiring participation interests from a co-lender or another participant is the credit risk associated with the underlying corporate borrower. A Portfolio may incur additional credit risk, however, when a Portfolio is in the position of participant rather than a co-lender because the Portfolio must assume the risk of insolvency of the co-lender from which the participation interest was acquired and that of any person interpositioned between the Portfolio and the co-lender. However, in acquiring participation interests, the Portfolio will conduct analysis and evaluation of the financial condition of each such co-lender and participant to ensure that the participation interest meets the Portfolio's high quality standard and will continue to do so as long as it holds a participation. For purposes of a Portfolio's requirement to maintain diversification for tax purposes, the issuer of a loan participation will be the underlying borrower. In cases where a Portfolio does not have recourse directly against the borrower, both the borrower and each agent bank and co-lender interposed between the Portfolio and the borrower will be deemed issuers of the loan participation for tax diversification purposes.

     For purposes of each Portfolio's fundamental investment restriction against investing 25% or more of its total assets in any one industry, a Portfolio will consider all relevant factors in determining who is the issuer of a loan participation including the credit quality of the underlying borrower, the amount and quality of the collateral, the terms of the loan participation agreement and other relevant agreements (including any intercreditor agreements), the degree to which the credit of such intermediary was deemed material to the decision to purchase the loan participation, the interest environment, and general economic conditions applicable to the borrower and such intermediary.

REPURCHASE AGREEMENTS

     Each Portfolio may enter into repurchase agreements whereby the seller of the security agrees to repurchase that security from a Portfolio at a mutually agreed-upon time and price. The period of maturity is usually quite short, possibly overnight or a few days, although it may extend over a number of months. Each Portfolio does not currently intend to invest in repurchase agreements whose maturities exceed one year. The resale price is in excess of the purchase price, reflecting an agreed-upon rate of return effective for the period of time a Portfolio's money is invested in the repurchase agreement. A Portfolio's repurchase agreements will at all times be fully collateralized in an amount at least equal to the resale price. The instruments held as collateral are valued daily, and if the value of instruments declines, a Portfolio will require additional collateral. In the event of a default, insolvency or bankruptcy by a seller, the Portfolio will promptly seek to liquidate the collateral. In such circumstances, the Portfolio could experience a delay or be prevented from disposing of the collateral. To the extent that the proceeds from any sale of such collateral upon a default in the obligation to repurchase are less than the resale price, the Portfolio will suffer a loss.


REVERSE REPURCHASE AGREEMENTS AND DOLLAR ROLLS


     The Mortgage Backed Securities Portfolio, Intermediate-Term Bond Portfolio and Total Return Bond Portfolio may each enter into reverse repurchase agreements and dollar rolls. The proceeds from such transactions will be used for the clearance of transactions or to take advantage of investment opportunities.

     Reverse repurchase agreements involve sales by a Portfolio of securities concurrently with an agreement by the Portfolio to repurchase the same assets at a later date at a fixed price. During the reverse repurchase agreement period, the Portfolio continues to receive principal and interest payments on these securities.

     Dollar rolls involve sales by a Portfolio of securities for delivery in the current month and a simultaneous contract to repurchase substantially similar (same type and coupon) securities on a specified future date from the same party. During the roll period, a Portfolio forgoes principal and interest paid on the securities. A Portfolio is compensated by the difference between the current sales price and the forward price for the future purchase (often referred to as the "drop") as well as by the interest earned on the cash proceeds of the initial sale. A "covered roll" is a specific type of dollar roll for which there is an offsetting cash position or a cash equivalent security position which matures on or before the forward settlement date of the dollar roll transaction.

     A Portfolio will segregate with its custodian cash or other liquid assets equal in value to its obligations in respect of reverse repurchase agreements and dollar rolls. Reverse repurchase agreements and dollar rolls involve the risk that the market value of the securities retained by a Portfolio may decline below the price of the securities a Portfolio has sold but is obligated to repurchase under the agreement. If the buyer of securities under a reverse repurchase agreement or dollar roll files for bankruptcy or becomes insolvent, a Portfolio's use of the proceeds of the

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agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce a Portfolio's obligation to repurchase the securities.

     Reverse repurchase agreements and dollar rolls, including covered dollar rolls, are speculative techniques involving leverage and are considered borrowings by a Portfolio for purposes of the percentage limitations applicable to borrowings. See "Borrowing" below.

INTEREST RATE SWAP TRANSACTIONS

     The Mortgage Backed Securities Portfolio, Intermediate-Term Bond Portfolio, International Bond Portfolio and Total Return Bond Portfolio may each enter into interest rate swap transactions. Interest rate swaps involve the exchange by a Portfolio with another party of their respective commitments to pay or receive interest, for example, an exchange of floating rate payments for fixed-rate payments. A Portfolio expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio or to protect against any increase in the price of securities a Portfolio anticipates purchasing at a later date. A Portfolio intends to use these transactions as a hedge and not as a speculative investment.

     Each Portfolio may enter into either asset-based interest rate swaps or liability-based interest rate swaps, depending on whether it is hedging its assets or its liabilities. A Portfolio will usually enter into interest rate swaps on a net basis, i.e., the two payment streams are netted out, with a Portfolio receiving or paying, as the case may be, only the net amount of the two payments. Since these hedging transactions are entered into for good faith hedging purposes and cash or other liquid assets are segregated, the Manager and the Advisers believe such obligations do not constitute senior securities and, accordingly, will not treat them as being subject to the borrowing restrictions applicable to each Portfolio. The net amount of the excess, if any, of a Portfolio's obligations over its entitlements with respect to each interest rate swap will be accrued on a daily basis and an amount of cash or other liquid assets having an aggregate net asset value at least equal to the accrued excess will be segregated by a custodian that satisfies the requirements of the Investment Company Act. To the extent that a Portfolio enters into interest rate swaps on other than a net basis, the amount segregated will be the full amount of a Portfolio's obligations, if any, with respect to such interest rate swaps, accrued on a daily basis. The Portfolios will not enter into any interest rate swaps unless the unsecured senior debt or the claims-paying ability of the other party thereto is rated in the highest rating category of at least one nationally recognized rating organization at the time of entering into such transaction. If there is a default by the other party to such a transaction, a Portfolio will have contractual remedies pursuant to the agreement related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid.

     The use of interest rate swaps is highly speculative activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Adviser is incorrect in its forecast of market values, interest rates and other applicable factors, the investment performance of a Portfolio would diminish compared to what it would have been if this investment technique was never used.

     A Portfolio may only enter into interest rate swaps to hedge its portfolio. Interest rate swaps do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to interest rates swaps is limited to the net amount of interest payments that a Portfolio is contractually obligated to make. This amount will not exceed 5% of a Portfolio's net assets. If the other party to an interest rate swap defaults, a Portfolio's risk of loss consists of the net amount of interest payments that a Portfolio is contractually entitled to receive. Since interest rate swaps are individually negotiated, a Portfolio expects to achieve an acceptable degree of correlation between its rights to receive interest on its portfolio securities and its rights and obligations to receive and pay interest pursuant to interest rate swaps.

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ILLIQUID SECURITIES


     Each Portfolio may hold up to 15% of its net assets in illiquid securities, except for the U.S. Government Money Market Portfolio, which may hold up to 10% of its net assets in illiquid securities. If a Portfolio were to exceed this limit, the Adviser would take prompt action to reduce the Portfolio's holdings in illiquid securities to no more than 15% of its net assets (10% of net assets for the U.S. Government Money Market Portfolio), as required by applicable law. Illiquid securities include repurchase agreements which have a maturity of longer than seven days, and securities that are not readily marketable in securities markets either within or outside of the United States and securities that have legal or contractual restrictions on resale (restricted securities). Repurchase agreements subject to demand are deemed to have a maturity equal to the notice period.


     Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (Securities Act), securities which are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Securities which have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. A mutual fund might also have to register such restricted securities in order to dispose of them resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

     In recent years, however, a large institutional market has developed for certain securities that are not registered under the Securities Act including repurchase agreements, commercial paper, foreign securities, municipal securities, convertible securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.


     Rule 144A under the Securities Act allows for a broader institutional trading market for securities otherwise subject to restriction on resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the Securities Act for resales of certain securities to qualified institutional buyers. The Manager anticipates that the market for certain restricted securities such as institutional commercial paper, convertible securities and foreign securities will expand further as a result of this regulation and the development of automated systems for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers, such as the PORTAL System sponsored by the National Association of Securities Dealers, Inc. (NASD).


     Restricted securities eligible for resale pursuant to Rule 144A under the Securities Act and privately placed commercial paper for which there is a readily available market are treated as liquid only when deemed liquid under procedures established by the Trustees. The Advisers will monitor the liquidity of such restricted securities subject to the supervision of the Trustees. In reaching liquidity decisions, the Advisers will consider, among others, the following factors: (1) the frequency of trades and quotes for the security; (2) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (3) dealer undertakings to make a market in the security and (4) the nature of the security and the nature of the marketplace trades (that is, the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer). In addition, in order for commercial paper that is issued in reliance on Section 4(2) of the Securities Act to be considered liquid, (a) it must be rated in one of the two highest rating

                                      B-17
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categories by at least two nationally recognized statistical rating organizations (NRSRO), or if only one NRSRO rates the securities, by that NRSRO, or, if unrated, be of comparable quality in the view of the Adviser; and (2) it must not be "traded flat" (i.e., without accrued interest) or in default as to principal or interest. The Portfolio's investments in Rule 144A securities could have the effect of increasing illiquidity to the extent that qualified institutional buyers become, for a time, uninterested in purchasing Rule 144A securities.


     The staff of the Commission has taken the position that purchased over-the-counter options and the assets used as "cover" for written over-the-counter options are illiquid securities unless the Portfolio and the counterparty have provided for the Portfolio, at the Portfolio's election, to unwind the over-the-counter option. The exercise of such an option ordinarily would involve the payment by the Portfolio of an amount designated to effect the counterparty's economic loss from an early termination, but does allow the Portfolio to treat the assets used as "cover" as "liquid." However, with respect to U.S. government securities, a Portfolio may treat the securities it uses as "cover" for written OTC options on U.S. government securities as liquid provided it follows a specified procedure. A Portfolio may sell such OTC options only to qualified dealers who agree that a Portfolio may repurchase any options it writes for a maximum price to be calculated by a predetermined formula. In such cases, OTC options would be considered liquid only to the extent that the maximum repurchase price under the formula exceeds the intrinsic value of the option.



     When a Portfolio enters into interest rate swaps on other than a net basis, the entire amount of the Portfolio's obligations, if any, with respect to such interest rate swaps will be treated as illiquid. To the extent that a Portfolio enters into interest rate swaps on a net basis, the net amount of the excess, if any, of the Portfolio's obligations over its entitlements with respect to each interest rate swap will be treated as illiquid. The Portfolios will also treat non-U.S. government POs and IOs as illiquid securities so long as the staff of the Commission maintains its position that such securities are illiquid.


INVESTMENT COMPANY SECURITIES

     The Portfolios may invest in securities issued by other investment companies which invest in short-term debt securities and which seek to maintain a $1.00 net asset value per share (money market funds). The Portfolios may also invest in securities issued by other investment companies with similar investment objectives. The International Equity and International Bond Portfolios may purchase shares of investment companies investing primarily in foreign securities, including so-called "country funds." Country funds have portfolios consisting primarily of securities of issuers located in one foreign country. Securities of other investment companies will be acquired within the limits prescribed by the Investment Company Act. As a shareholder of another investment company, a Portfolio would bear, along with other shareholders, its pro rata portion of the other investment company's expenses, including advisory fees. These expenses would be in addition to the expenses each Portfolio bears in connection with its own operations.

RISK MANAGEMENT AND RETURN ENHANCEMENT STRATEGIES

     The International Equity Portfolio, Mortgage Backed Securities Portfolio, Intermediate-Term Bond Portfolio, Total Return Bond Portfolio and International Bond Portfolio may each engage in various portfolio strategies, including using derivatives, to seek to reduce certain risks of its investments and to enhance return. A Portfolio, and thus its investors, may lose money through any unsuccessful use of these strategies. These strategies currently include the use of foreign currency forward contracts, options, futures contracts and options thereon. A Portfolio's ability to use these strategies may be limited by various factors, such as market conditions, regulatory limits and tax considerations, and there can be no assurance that any of these strategies will succeed. See "Taxes, Dividends and Distributions." If new financial products and risk management techniques are developed, each Portfolio may use them to the extent consistent with its investment objectives and policies.
                                      B-18
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     RISKS OF RISK MANAGEMENT AND RETURN ENHANCEMENT
STRATEGIES -- GENERAL. Participation in the options and futures markets and in currency exchange transactions involves investment risks and transaction costs to which a Portfolio would not be subject absent the use of these strategies. A Portfolio, and thus its investors, may lose money through any unsuccessful use of these strategies. If an Adviser's predictions of movements in the direction of the securities, foreign currency or interest rate markets are inaccurate, the adverse consequences to a Portfolio may leave the Portfolio in a worse position than if such strategies were not used. Risks inherent in the use of these strategies include (1) dependence on the Advisor's ability to predict correctly movements in the direction of interest rates, securities prices and currency markets; (2) imperfect correlation between the price of options and futures contracts and options thereon and movements in the prices of the securities being hedged; (3) the fact that skills needed to use these strategies are different from those needed to select portfolio securities; (4) the possible absence of a liquid secondary market for any particular instrument at any time;
(5) the risk that the counterparty may be unable to complete the transaction; and (6) the possible inability of a Portfolio to purchase or sell a portfolio security at a time that otherwise would be favorable for it to do so, or the possible need for a Portfolio to sell a portfolio security at a disadvantageous time, due to the need for a Portfolio to maintain "cover" or to segregate assets in connection with hedging transactions.


     OPTIONS TRANSACTIONS. A Portfolio may purchase and write (that is, sell) put and call options on securities, currencies and financial indexes that are traded on U.S. and foreign securities exchanges or in the over-the-counter market (OTC) to seek to enhance return or to protect against adverse price fluctuations in securities in its portfolio. These options will be on debt securities, aggregates of debt securities, financial indexes (for example, S&P
500) and U.S. government securities. The International Bond Portfolio and International Equity Portfolio may also purchase and write put and call options on foreign currencies and foreign currency futures. A Portfolio may write covered put and call options to attempt to generate additional income through the receipt of premiums, purchase put options in an effort to protect the value of a security that it owns against a decline in market value and purchase call options in an effort to protect against an increase in price of securities or currencies it intends to purchase. A Portfolio may also purchase put and call options to offset previously written put and call options of the same series.


     A call option gives the purchaser, in exchange for a premium paid, the right for a specified period of time to purchase the securities or currency subject to the option at a specified price (the exercise price or strike price). The writer of a call option, in return for the premium, has the obligation, upon exercise of the option, to deliver, depending upon the terms of the option contract, the underlying securities or a specified amount of cash to the purchaser upon receipt of the exercise price. When a Portfolio writes a call option, the Portfolio gives up the potential for gain on the underlying securities or currency in excess of the exercise price of the option during the period that the option is open. There is no limitation on the amount of call options a Portfolio may write.

     A put option gives the purchaser, in return for a premium, the right, for a specified period of time, to sell the securities or currency subject to the option to the writer of the put at the specified exercise price. The writer of the put option, in return for the premium, has the obligation, upon exercise of the option, to acquire the securities or currency underlying the option at the exercise price. The Portfolio, as the writer of a put option, might, therefore, be obligated to purchase the underlying securities or currency for more than their current market price.

     A Portfolio will write only "covered" options. A written option is covered if, so long as the Portfolio is obligated under the option, it (1) owns an offsetting position in the underlying security or currency or (2) segregates cash or other liquid assets, in an amount equal to or greater than its obligation under the option. Under the first circumstance, the Portfolio's losses are limited because it owns the underlying security; under the second circumstance, in the case of a written call option, the Portfolio's losses are potentially unlimited. A Portfolio may only write covered put options to the extent that cover for such options does not exceed 25% of the Portfolio's net assets. A Portfolio will not purchase an option if, as a result of such purchase, more than 20% of its total assets would be invested in premiums for options and options on futures.

     OPTIONS ON SECURITIES. The purchaser of a call option has the right, for a specified period of time, to purchase the securities subject to the option at a specified price (the exercise price or strike price). By writing a call option, the Portfolio becomes obligated during the term of the option, upon exercise of the option, to deliver the underlying securities or a specified amount of cash to the purchaser against receipt of the exercise price. When a Portfolio writes a call option, the Portfolio loses the potential for gain on the underlying securities in excess of the exercise price of the option during the period that the option is open.

     The purchaser of a put option has the right, for a specified period of time, to sell the securities subject to the option to the writer of the put at the specified exercise price. By writing a put option, the Portfolio becomes obligated during the term of the option, upon exercise of the option, to purchase the securities underlying the option at the exercise price. The Portfolio might, therefore, be obligated to purchase the underlying securities for more than their current market price.

     The writer of an option retains the amount of the premium, although this amount may be offset or exceeded, in the case of a covered call option, by an increase and, in the case of a covered put option, by a decline in the market value of the underlying security during the option period.

     A Portfolio may wish to protect certain portfolio securities against a decline in market value at a time when put options on those particular securities are not available for purchase. The Portfolio may therefore purchase a put option on other securities, the values of which the Adviser expects will have a high degree of positive correlation to the values of such portfolio securities. If the Adviser's judgment is correct, changes in the value of the put options should generally offset changes in the value of the portfolio securities being hedged. If the Adviser's judgment is not correct, the value of the securities underlying the put option may decrease less than the value of the Portfolio's investments and therefore the put option may not provide complete protection against a decline in the value of the Portfolio's investments below the level sought to be protected by the put option.

     A Portfolio may similarly wish to hedge against appreciation in the value of debt securities that it intends to acquire at a time when call options on such securities are not available. The Portfolio may, therefore, purchase call options on other debt securities the values of which the Adviser expects will have a high degree of positive correlation to the values of the debt securities that the Portfolio intends to acquire. In such circumstances the Portfolio will be subject to risks analogous to those summarized above in the event that the correlation between the value of call options so purchased and the value of the securities intended to be acquired by the Portfolio is not as close as anticipated and the value of the securities underlying the call options increases less than the value of the securities to be acquired by the Portfolio.

     A Portfolio may write options on securities in connection with buy-and-write transactions; that is, the Portfolio may purchase a security and concurrently write a call option against that security. If the call option is exercised, the Portfolio's maximum gain will be the premium it received for writing the option, adjusted upwards or downwards by the difference between the Portfolio's purchase price of the security and the exercise price of the option. If the option is not exercised and the price of the underlying security declines, the amount of the decline will be offset in part, or entirely, by the premium received.

     The exercise price of a call option may be below (in-the-money), equal to (at-the-money) or above (out-of-the-money) the current value of the underlying security at the time the option is written. A Portfolio may also buy and write straddles (i.e., a combination of a call and a put written on the same security at the same strike price where the same segregated collateral is considered "cover" for both the put and the call). In such cases, a Portfolio will segregate with its Custodian cash or other liquid assets equivalent to the amount, if any, by which the put is "in-the-money, "i.e., the amount by which the exercise price of the put exceeds the current market value of the underlying security. It is contemplated that a Portfolio's use of straddles will be limited to 5% of the Portfolio's net assets (meaning that the securities used for cover or segregated as described above will not exceed 5% of the Portfolio's net assets at the time the straddle is written). The writing of a call and a put on the same security at the same stock price where the call and put are covered by different securities is not considered a straddle for the purposes of this limit. Buy-and-write transactions using in-the-money call options may be used when it is expected that the price of the underlying security will remain flat or decline moderately during the option period. Buy-and-write transactions using at-the-money call options may be used when it is expected that the price of the underlying security will remain fixed or advance moderately during the option period. A buy-and-write transaction using an out-of-the-money call option may be used when it is expected that the premium received from writing the call option plus the appreciation in the market price of the underlying security up to the exercise price will be greater than the appreciation in the price of the underlying security alone. If the call option is exercised in such a transaction, the Portfolio's maximum gain will be the premium received by it for writing the option, adjusted upwards or downwards by the difference between the Portfolio's purchase price of the security and the exercise price of the option. If the option is not exercised and the price of the underlying security declines, the amount of the decline will be offset in part, or entirely, by the premium received.

     Prior to being notified of exercise of the option, the writer of an exchange-traded option that wishes to terminate its obligation may effect a "closing purchase transaction" by buying an option of the same series as the option previously written. (Options of the same series are options with respect to the same underlying security, having the same expiration date and the same strike price.) The effect of the purchase is that the writer's position will be cancelled by the exchange's affiliated clearing organization. Likewise, an investor who is the holder of an exchange-traded option may liquidate a position by effecting a "closing sale transaction" by selling an option of the same series as the option previously purchased. There is no guarantee that either a closing purchase or a closing sale transaction can be effected.

     Exchange-traded options are issued by a clearing organization affiliated with the exchange on which the option is listed which, in effect, gives its guarantee to the fulfillment of every exchange-traded option transaction. In contrast, OTC options are contracts between the Portfolio and its counter-party with no clearing organization guarantee. Thus, when the Portfolio purchases an OTC option, it relies on the dealer from which it has purchased the OTC option to make or take delivery of the securities underlying the option. Failure by the dealer to do so would result in the loss of the premium paid by the Portfolio as well as the loss of the expected benefit of the transaction. As such, the value of an OTC option is particularly dependent upon the financial viability of the OTC counterparty.

     Exchange traded options generally have a continuous liquid market while OTC options may not. When a Portfolio writes an OTC option, it generally will be able to close out the OTC options prior to its expiration only by entering into a closing purchase transaction with the dealer to which the Portfolio originally wrote the OTC option. While the Portfolio will enter into OTC options only with dealers which agree to, and which are expected to be capable of, entering into closing transactions with the Portfolio, there can be no assurance that the Portfolio will be able to liquidate an OTC option at a favorable price at any time prior to expiration. Until the Portfolio is able to effect a closing purchase transaction in a covered OTC call option the Portfolio has written, it will not be able to liquidate securities used as cover until the option expires or is exercised or different cover is substituted. In the event of insolvency of the counter party, the Portfolio may be unable to liquidate an OTC option. With respect to options written by a Portfolio, the inability to enter into a closing purchase transaction could result in material losses to the Portfolio.

     OTC options purchased by a Portfolio will be treated as illiquid securities subject to any applicable limitation on such securities. Similarly, the assets used to "cover" OTC options written by the Portfolio will be treated as illiquid unless the OTC options are sold to qualified dealers who agree that the Portfolio may repurchase any OTC options it writes for a maximum price to be calculated by a formula set forth in the option agreement. The "cover" for an OTC option written subject to this procedure would be considered illiquid only to the extent that the maximum repurchase price under the formula exceeds the intrinsic value of the option.

     A call option written by the Portfolio is "covered" if the Portfolio owns the security underlying the option or has an absolute and immediate right to acquire that security without additional consideration (or for additional consideration segregated by its Custodian) upon conversion or exchange of other securities held in its portfolio. A call option is also covered if the Portfolio holds on a share-for-share basis a call on the same security as the call written where the exercise price of the call held is equal to or less than the exercise price of the call written; where the exercise price of the call held is greater than the exercise price of the call written, the Portfolio will segregate cash or other liquid assets with its Custodian. A put option written by the Portfolio is "covered" if the Portfolio holds on a share-for-share basis a put on the same security as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written; otherwise the Portfolio will segregate cash or other liquid assets with its Custodian equivalent in value to the exercise price of the option. This means that so long as the Portfolio is obligated as the writer of a call option, it will own the underlying securities subject to the option or an option to purchase the same underlying securities, having an exercise price equal to or less than the exercise price of the "covered" option, or will segregate with its Custodian for the term of the option cash or other liquid assets having a value equal to or greater than the exercise price of the option. In the case of a straddle written by the Portfolio, the amount segregated will equal the amount, if any, by which the put is "in-the-money."

     OPTIONS ON GNMA CERTIFICATES. Options on GNMA Certificates are not currently traded on any exchange. However, the Mortgage Backed Securities Portfolio, Intermediate-Term Bond Portfolio, Total Return Bond Portfolio and International Bond Portfolio may each purchase and write such options should they commence trading on any exchange and may purchase or write OTC Options on GNMA certificates.

     Since the remaining principal balance of GNMA Certificates declines each month as a result of mortgage payments, the Portfolio, as a writer of a covered GNMA call holding GNMA Certificates as "cover" to satisfy its delivery obligation in the event of assignment of an exercise notice, may find that its GNMA Certificates no longer have a sufficient remaining principal balance for this purpose. Should this occur, the Portfolio will enter into a closing purchase transaction or will purchase additional GNMA Certificates from the same pool (if obtainable) or replacement GNMA Certificates in the cash market in order to remain covered.

     A GNMA Certificate held by a Portfolio to cover an option position in any but the nearest expiration month may cease to represent cover for the option in the event of a decline in the GNMA coupon rate at which new pools are originated under the FHA/VA loan ceiling in effect at any given time. Should this occur, the Portfolio will no longer be covered, and the Portfolio will either enter into a closing purchase transaction or replace the GNMA Certificate with a GNMA Certificate which represents cover. When the Portfolio closes its position or replaces the GNMA Certificate, it may realize an unanticipated loss and incur transaction costs.

     RISKS OF OPTIONS TRANSACTIONS. An exchange-traded option position may be closed out only on an exchange which provides a secondary market for an option of the same series. Although the Portfolio will generally purchase or write only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option, or at any particular time, and for some exchange-traded options, no secondary market on an exchange may exist. In such event, it might not be possible to effect closing transactions in particular options, with the result that the Portfolio would have to exercise its exchange-traded options in order to realize any profit and may incur transaction costs in connection therewith. If the Portfolio as a covered call option writer is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise.

     Reasons for the absence of a liquid secondary market on an exchange include the following: (1) there may be insufficient trading interest in certain options; (2) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (3) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities; (4) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (5) the facilities of an exchange or a clearing corporation may not at all times be adequate to handle current trading volume; or (6) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date, to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in the class or series of options) would cease to exist, although outstanding options on that exchange that had been issued by a clearing corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms. There is no assurance that higher than anticipated trading activity or other unforeseen events might not, at times, render certain of the facilities of any of the clearing corporations inadequate, and thereby result in the institution by an exchange of special procedures which may interfere with the timely execution of customers' orders.

     In the event of the bankruptcy of a broker through which the Portfolio engages in options transactions, the Portfolio could experience delays and/or losses in liquidating open positions purchased or sold through the broker and/or incur a loss of all or part of its margin deposits with the broker. Similarly, in the event of the bankruptcy of the writer of an OTC option purchased by the Portfolio, the Portfolio could experience a loss of all or part of the value of the option. Transactions are entered into by the Portfolio only with brokers or financial institutions deemed creditworthy by the investment adviser.

     The hours of trading for options may not conform to the hours during which the underlying securities are traded. To the extent that the option markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.


     OPTIONS ON SECURITIES INDEXES. The International Equity Portfolio, Mortgage Backed Securities Portfolio, Intermediate-Term Bond Portfolio, Total Return Bond Portfolio and International Bond Portfolio each may purchase and write call and put options on securities indexes in an attempt to hedge against market conditions affecting the value of securities that the Portfolio owns or intends to purchase, and not for speculation. Through the writing or purchase of index options, the Portfolio can achieve many of the same objectives as through the use of options on individual securities. Options on securities indexes are similar to options on a security except that, rather than the right to take or make delivery of a security at a specified price, an option on a securities index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the securities index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. This amount of cash is equal to such difference between the closing price of the index and the exercise price of the option. The writer of the option is obligated, in return for the premium received, to make delivery of this amount. Unlike security options, all settlements are in cash and gain or loss depends upon price movements in the market generally (or in a particular industry or segment of the market), rather than upon price movements in individual securities. Price movements in securities that the Portfolio owns or intends to purchase will probably not correlate perfectly with movements in the level of an index and, therefore, the Portfolio bears the risk that a loss on an index option would not be completely offset by movements in the price of such securities.


     When a Portfolio writes an option on a securities index, it will be required to deposit with its Custodian, and mark-to-market, eligible securities equal in value to 100% of the exercise price in the case of a put, or the contract value in the case of a call. In addition, where the Portfolio writes a call option on a securities index at a time when the contract value exceeds the exercise price, the Portfolio will segregate and mark-to-market, until the option expires or is closed out, cash or cash equivalents equal in value to such excess.

     Options on a securities index involve risks similar to those risks relating to transactions in financial futures contracts described below. Also, an option purchased by the Portfolio may expire worthless, in which case the Portfolio would lose the premium paid therefor.


     RISKS OF OPTIONS ON INDEXES. A Portfolio's purchase and sale of options on indexes will be subject to risks described above under "Risks of Options Transactions." In addition, the distinctive characteristics of options on indexes create certain risks that are not present with stock options.



     Index prices may be distorted if trading of certain stocks included in the index is interrupted. Trading in index options also may be interrupted in certain circumstances, such as if trading were halted in a substantial number of stocks included in the index. If this occurred, the Portfolio would not be able to close out options which it had purchased or written and, if restrictions on exercise were imposed, may be unable to exercise an option it holds, which could result in substantial losses to the Portfolio. It is the policy of each Portfolio to purchase or write options only on indexes which include a number of stocks sufficient to minimize the likelihood of a trading halt in the index.


     The ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid secondary market. It is not certain that this market will develop in all index option contracts. A Portfolio will not purchase or sell any index option contract unless and until, in the Adviser's opinion, the market for such options has developed sufficiently that the risk in connection with such transactions is no greater than the risk in connection with options on securities in the index.


     SPECIAL RISKS OF WRITING CALLS ON INDEXES. Because exercises of index options are settled in cash, a call writer such as a Portfolio cannot determine the amount of its settlement obligations in advance and, unlike call writing on specific stocks, cannot provide in advance for, or cover, its potential settlement obligations by acquiring and holding the underlying securities. However, a Portfolio will write call options on indexes only under the circumstances described herein.


     Price movements in a Portfolio's security holdings probably will not correlate precisely with movements in the level of the index and, therefore, the Portfolio bears the risk that the price of the securities held by the Portfolio may not increase as much as the index. In such event, the Portfolio would bear a loss on the call which is not completely offset by movements in the price of the Portfolio's security holdings. It is also possible that the index may rise when the Portfolio's stocks do not rise. If this occurred, the Portfolio would experience a loss on the call which is not offset by an increase in the value of its portfolio and might also experience a loss in its portfolio. However, because the value of a diversified portfolio will, over time, tend to move in the same direction as the market, movements in the value of the Portfolio in the opposite direction as the market would be likely to occur for only a short period or to a small degree.

     Unless a Portfolio has other liquid assets which are sufficient to satisfy the exercise of a call, the Portfolio would be required to liquidate portfolio securities in order to satisfy the exercise. Because an exercise must be settled within hours after receiving the notice of exercise, if the Portfolio fails to anticipate an exercise, it may have to borrow from a bank pending settlement of the sale of securities in its portfolio and would incur interest charges thereon.


     When a Portfolio has written a call, there is also a risk that the market may decline between the time the Portfolio has a call exercised against it, at a price which is fixed as of the closing level of the index on the date of exercise, and the time the Portfolio is able to sell stocks in its portfolio. As with stock options, the Portfolio will not learn that an index option has been exercised until the day following the exercise date but, unlike a call on stock where the Portfolio would be able to deliver the underlying securities in settlement, the Portfolio may have to sell part of its investment portfolio in order to make settlement in cash, and the price of such securities might decline before they can be sold. This timing risk makes certain strategies involving more than one option substantially more risky with index options than with stock options. For example, even if an index call which the Portfolio has written is "covered" by an index call held by the Portfolio with the same strike price, the Portfolio will bear the risk that the level of the index may decline between the close of trading on the date the exercise notice is filed with the clearing corporation and the close of trading on the date the Portfolio exercises the call it holds or the time the Portfolio sells the call which, in either case, would occur no earlier than the day following the day the exercise notice was filed.

     If the Portfolio holds an index option and exercises it before final determination of the closing index value for that day, it runs the risk that the level of the underlying index may change before closing. If such a change causes the exercised option to fall out-of-the-money, the Portfolio will be required to pay the difference between the closing index value and the exercise price of the option (times the applicable multiplier) to the assigned writer. Although the Portfolio may be able to minimize this risk by withholding exercise instructions until just before the daily cutoff time or by selling rather than exercising an option when the index level is close to the exercise price, it may not be possible to eliminate this risk entirely because the cutoff times for index options may be earlier than those fixed for other types of options and may occur before definitive closing index values are announced.

     FUTURES CONTRACTS. The International Equity Portfolio, Intermediate-Term Bond Portfolio, Mortgage Backed Securities Portfolio, Total Return Bond Portfolio and International Bond Portfolio may each enter into futures contracts and related options which are traded on a commodities exchange or board of trade to reduce certain risks of its investments and to attempt to enhance returns, in each case in accordance with regulations of the Commodity Futures Trading Commission. The Portfolios, and thus their investors, may lose money through any unsuccessful use of these strategies.


     As a purchaser of a futures contract (futures contract), a Portfolio incurs an obligation to take delivery of a specified amount of the obligation underlying the futures contract at a specified time in the future for a specified price. As a seller of a futures contract, the Portfolio incurs an obligation to deliver the specified amount of the underlying obligation at a specified time in return for an agreed upon price. A Portfolio may purchase futures contracts on debt securities, aggregates of debt securities, financial indexes and U.S. government securities including futures contracts or options linked to LIBOR.


     Although most futures contracts call for actual delivery or acceptance of securities, the contracts usually are closed out before the settlement date without the making or taking of delivery. A futures contract sale is closed out by effecting a futures contract purchase for the same aggregate amount of the specific type of security and the same delivery date. If the sale price exceeds the offsetting purchase price, the seller would be paid the difference and would realize a gain. If the offsetting purchase price exceeds the sale price, the seller would pay the difference and would realize a loss. Similarly, a futures contract purchase is closed out by effecting a futures contract sale for the same aggregate amount of the specific type of security and the same delivery date. If the offsetting sale price exceeds the purchase price, the purchaser would realize a gain, whereas if the purchase price exceeds the offsetting sale price, the purchaser would realize a loss. There is no assurance that the Portfolio will be able to enter into a closing transaction.

     When a Portfolio enters into a futures contract it is initially required to deposit with its Custodian, in a segregated account in the name of the broker performing the transaction an "initial margin" of cash or other liquid securities equal to approximately 2-3% of the contract amount. Initial margin requirements are established by the exchanges on which futures contracts trade and may, from time to time, change. In addition, brokers may establish margin deposit requirements in excess of those required by the exchanges.

     Initial margin in futures transactions is different from margin in securities transactions in that initial margin does not involve the borrowing of funds by a brokers' client but is, rather, a good faith deposit on a futures contract which will be returned to the Portfolio upon the proper termination of the futures contract. The margin deposits made are marked-to-market daily and the Portfolio may segregate with its Custodian, cash or U.S. government securities, called "variation margin," in the name of the broker, which are reflective of price fluctuations in the futures contract.


     OPTIONS ON FUTURES CONTRACTS. The International Equity Portfolio, Intermediate-Term Bond Portfolio, Mortgage Backed Securities Portfolio, Total Return Bond Portfolio and International Bond Portfolio may each purchase call and put options on futures contracts which are traded on an exchange and enter into closing transactions with respect to such options to terminate an existing position. An option on a futures contract gives the purchaser the right (in return for the premium paid), and the writer the obligation, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the term of the option. Upon exercise of the option, the assumption of an offsetting futures position by the writer and holder of the option will be accompanied by delivery of the accumulated cash balance in the writer's futures margin account which represents the amount by which the market price of the futures contract at exercise exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract.

     A Portfolio may only write "covered" put and call options on futures contracts. A Portfolio will be considered "covered" with respect to a call option it writes on a futures contract if the Portfolio owns the assets which are deliverable under the futures contract or an option to purchase that futures contract having a strike price equal to or less than the strike price of the "covered" option and having an expiration date not earlier than the expiration date of the "covered" option, or if it segregates with its Custodian for the term of the option cash or other liquid assets equal to the fluctuating value of the optioned future. The Portfolio will be considered "covered" with respect to a put option it writes on a futures contract if it owns an option to sell that futures contract having a strike price equal to or greater than the strike price of the "covered" option, or if it segregates with its Custodian for the term of the option cash or other liquid assets at all times equal in value to the exercise price of the put (less any initial margin deposited by the Portfolio with its Custodian with respect to such option). There is no limitation on the amount of the Portfolio's assets which can be segregated.


     A Portfolio will purchase options on futures contracts for identical purposes to those set forth above for the purchase of a futures contract (purchase of a call option or sale of a put option) and the sale of a futures contract (purchase of a put option or sale of a call option), or to close out a long or short position in futures contracts. If, for example, the Adviser wished to protect against an increase in interest rates and the resulting negative impact on the value of a portion of its U.S. government securities holdings, it might purchase a put option on an interest rate futures contract, the underlying security which correlates with the portion of the securities holdings the Adviser seeks to hedge.



     LIMITATIONS ON FUTURES CONTRACTS AND OPTIONS ON FUTURES. A Portfolio may purchase or sell futures contracts or purchase related options thereon for bona fide hedging transactions without limit. In addition, the Portfolios may use futures contracts and options thereon for any other purpose to the extent that the aggregate initial margin and option premium does not exceed 5% of the market value of the Portfolio's total assets. There is no overall limitation on the percentage of the Portfolio's assets which may be subject to a hedge position. Subject to these limitations and in accordance with the regulations of the Commodity Futures Trading Commission (CFTC) the Portfolio is exempt from registration as a commodity pool operator.


     RISKS OF TRANSACTIONS IN FUTURES CONTRACTS AND RELATED OPTIONS. A Portfolio's successful use of futures contracts and related options depends upon the investment adviser's ability to predict the direction of the market and is subject to various additional risks. The correlation between movements in the price of a futures contract and the price of the securities or currencies being hedged is imperfect and there is a risk that the value of the securities or currencies being hedged may increase or decrease at a greater rate than a specified futures contract resulting in losses to a Portfolio.

     A Portfolio may sell a futures contract to protect against the decline in the value of securities or currencies held by the Portfolio. However, it is possible that the futures market may advance and the value of securities held in the Portfolio's portfolio may decline. If this were to occur, the Portfolio would lose money on the futures contracts and also experience a decline in value in its portfolio securities.

     If a Portfolio purchases a futures contract to hedge against the increase in value of securities it intends to buy, and the value of such securities decreases, then the Portfolio may determine not to invest in the securities as planned and will realize a loss on the futures contract that is not offset by a reduction in the price of the securities.

     In order to assure that the Portfolio is entering into transactions in futures contracts for hedging purposes as such term is defined by the CFTC, either: (1) a substantial majority (i.e., approximately 75%) of all anticipatory hedge transactions (transactions in which the Portfolio does not own at the time of the transaction, but expects to acquire, the securities underlying the relevant futures contract) involving the purchase of futures contracts will be completed by the purchase of securities which are the subject of the hedge, or
(2) the underlying value of all long positions in futures contracts will not exceed the total value of (a) all short-term debt obligations held by the Portfolio; (b) cash held by the Portfolio; (c) cash proceeds due to the Portfolio on investments within thirty days; (d) the margin deposited on the contracts; and (e) any unrealized appreciation in the value of the contracts.

     If a Portfolio maintains a short position in a futures contract, it will cover this position by segregating with its Custodian, cash or other liquid assets equal in value (when added to any initial or variation margin on deposit) to the market value of the securities underlying the futures contract. Such a position may also be covered by owning the securities underlying the futures contract, or by holding a call option permitting the Portfolio to purchase the same contract at a price no higher than the price at which the short position was established.

     In addition, if a Portfolio holds a long position in a futures contract, it will segregate cash or other liquid assets equal to the purchase price of the contract (less the amount of initial or variation margin on deposit) with its Custodian. Alternatively, the Portfolio could cover its long position by purchasing a put option on the same futures contract with an exercise price as high or higher than the price of the contract held by the Portfolio.

     Exchanges limit the amount by which the price of a futures contract may move on any day. If the price moves equal the daily limit on successive days, then it may prove impossible to liquidate a futures position until the daily limit moves have ceased. In the event of adverse price movements, the Portfolio would continue to be required to make daily cash payments of variation margin on open futures positions. In such situations, if the Portfolio has insufficient cash, it may be disadvantageous to do so. In addition, the Portfolio may be required to take or make delivery of the instruments underlying futures contracts it holds at a time when it is disadvantageous to do so. The ability to close out options and futures positions could also have an adverse impact on the Portfolio's ability to hedge its portfolio effectively.

     In the event of the bankruptcy of a broker through which the Portfolio engages in transactions in futures or options thereon, the Portfolio could experience delays and/or losses in liquidating open positions purchased or sold through the broker and/or incur a loss of all or part of its margin deposits with the broker. Transactions are entered into by the Portfolio only with brokers or financial institutions deemed creditworthy by the Adviser.

     There are risks inherent in the use of futures contracts and options transactions for the purpose of hedging the Portfolio's securities. One such risk which may arise in employing futures contracts to protect against the price volatility of portfolio securities is that the prices of securities subject to futures contracts (and thereby the futures contract prices) may correlate imperfectly with the behavior of the cash prices of the Portfolio's portfolio securities. Another such risk is that prices of futures contracts may not move in tandem with the changes in prevailing interest rates against which the Portfolio seeks a hedge. A correlation may also be distorted by the fact that the futures market is dominated by short-term traders seeking to profit from the difference between a contract or security price objective and their cost of borrowed funds. Such distortions are generally minor and would diminish as the contract approached maturity.

     Successful use of futures contracts is also subject to the ability of an Adviser to forecast movements in the direction of the market and interest rates and other factors affecting equity securities and currencies generally. In addition, there may exist an imperfect correlation between the price movements of futures contracts purchased by the Portfolio and the movements in the prices of the securities which are the subject of the hedge. If participants in the futures market elect to close out their contracts through offsetting transactions rather than meet margin deposit requirements, distortions in the normal relationships between the debt securities and futures market could result. Price distortions could also result if investors in futures contracts elect to make or take delivery of underlying securities rather than engage in closing transactions due to the resultant reduction in the liquidity of the futures market. In addition, due to the fact that, from the point of view of speculators, the deposit requirements in the futures markets are less onerous than margin requirements in the cash market, increased participation by speculators in the futures markets could cause temporary price distortions. Due to the possibility of price distortions in the futures market and because of the imperfect correlation between movements in the prices of securities and movements in the prices of futures contracts, a correct forecast of interest rate trends by the Adviser may still not result in a successful hedging transaction.

     Compared to the purchase or sale of futures contracts, the purchase of call or put options on futures contracts involves less potential risk to the Portfolio because the maximum amount at risk is the premium paid for the options (plus transaction costs). However, there may be circumstances when the purchase of a call or put option on a futures contract would result in a loss to the Portfolio notwithstanding that the purchase or sale of a futures contract would not result in a loss, as in the instance where there is no movement in the prices of the futures contracts or underlying U.S. Government securities.

     OPTIONS ON CURRENCIES. Instead of purchasing or selling futures, options on futures or forward currency exchange contracts, the International Equity Portfolio, Intermediate-Term Bond Portfolio, Total Return Bond Portfolio and International Bond Portfolio may each attempt to accomplish similar objectives by purchasing put or call options on currencies either on exchanges or in over-the-counter markets or by writing put options or covered call options on currencies. A put option gives the Portfolio the right to sell a currency at the exercise price until the option expires. A call option gives the Portfolio the right to purchase a currency at the exercise price until the option expires. Both options serve to insure against adverse currency price movements in the underlying portfolio assets designated in a given currency.

     RISKS OF OPTIONS ON FOREIGN CURRENCIES. Because there are two currencies involved, developments in either or both countries affect the values of options on foreign currencies. Risks include government actions affecting currency valuation and the movements of currencies from one country to another. The quantity of currency underlying option contracts represent odd lots in a market dominated by transactions between banks; this can mean extra transaction costs upon exercise. Option markets may be closed while round-the-clock interbank currency markets are open, and this can create price and rate discrepancies.

     FOREIGN CURRENCY FORWARD CONTRACTS. The International Equity Portfolio, Intermediate-Term Bond Portfolio, Total Return Bond Portfolio and International Bond Portfolio may each enter into foreign currency forward contracts to protect the value of its portfolio against future changes in the level of currency exchange rates. A Portfolio may enter into such contracts on a spot, i.e., cash, basis at the rate then prevailing in the currency exchange market or on a forward basis, by entering into a forward contract to purchase or sell currency. A forward contract on foreign currency is an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days agreed upon by the parties from the date of the contract at a price set on the date of the contract.

     A Portfolio's dealings in forward contracts will be limited to hedging involving either specific transactions or portfolio positions. Transaction hedging is the purchase or sale of a forward contract with respect to specific receivables or payables of the Portfolio generally arising in connection with the purchase or sale of its portfolio securities and accruals of interest or dividends receivable and Portfolio expenses. Position hedging is (1) the sale of a foreign currency with respect to portfolio security positions denominated or quoted in that currency or in a currency bearing a substantial correlation to the value of that currency (cross-hedge) or (2) the purchase of a foreign currency when the Adviser believes that the U.S. dollar may decline against that foreign currency. Although there are no limits on the number of forward contracts which a Portfolio may enter into, a Portfolio may not position hedge with respect to a particular currency for an amount greater than the aggregate market value (determined at the time of making any purchase or sale of foreign currency) of the securities being hedged.

     The precise matching of forward contract amounts and the value of the securities involved will not generally be possible since the future value of securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date on which the forward contract is entered into and the date it matures. The projection of short-term currency market movement is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. A Portfolio does not intend to enter into such forward contracts to protect the value of its portfolio securities on a regular or continuous basis. A Portfolio does not intend to enter into such forward contracts or maintain a net exposure to such contracts where the consummation of the contracts would obligate the Portfolio to deliver an amount of foreign currency in excess of the value of the Portfolio's securities holdings or other assets denominated in that currency.

     The Portfolio generally will not enter into a forward contract with a term of greater than one year. At the maturity of a forward contract, the Portfolio may either sell the portfolio security and make delivery of the foreign currency, or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an "offsetting" contract with the same currency trader obligating it to purchase, on the same maturity date, the same amount of the foreign currency.

     It is impossible to forecast with absolute precision the market value of a particular portfolio security at the expiration of the forward contract. Accordingly, if a decision is made to sell the security and make delivery of the foreign currency and if the market value of the security is less than the amount of foreign currency that the Portfolio is obligated to deliver, then it would be necessary for the Portfolio to purchase additional foreign currency on the spot market (and bear the expense of such purchase).

     If the Portfolio retains the portfolio security and engages in an offsetting transaction, the Portfolio would incur a gain or a loss to the extent that there has been movement in forward contract prices. Should forward contract prices decline during the period between the Portfolio's entering into a forward contract for the sale of a foreign currency and the date it enters into an offsetting contract for the purchase of the foreign currency, the Portfolio will realize a gain to the extent that the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward contract prices increase, the Portfolio will suffer a loss to the extent that the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

     A Portfolio's dealing in foreign currency forward contracts will generally be limited to the transactions described above. Of course, a Portfolio is not required to enter into such transactions with regard to its foreign currency-denominated securities. Also this method of protecting the value of a Portfolio's securities holdings against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities which are unrelated to exchange rates. Additionally, although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, they tend to limit any potential gain which might result should the value of such currency increase.

     Although the Portfolio values its assets daily in terms of U.S. dollars, it does not intend physically to convert its holdings of foreign currencies into U.S. dollars on a daily basis. It will do so from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the spread) between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to a Portfolio at one rate, while offering a lesser rate of exchange should the Portfolio desire to resell that currency to the dealer.

     The Adviser may use foreign currency hedging techniques, including cross-currency hedges, to attempt to protect against declines in the U.S. dollar value of income available for distribution to shareholders and declines in the net asset value of a Portfolio's shares resulting from adverse changes in currency exchange rates. For example, the return available from securities denominated in a particular foreign currency would diminish in the event the value of the U.S. dollar increased against such currency. Such a decline could be partially or completely offset by an increase in value of a position hedge involving a foreign currency forward contract to (1) sell the currency in which the position being hedged is denominated, or a currency bearing a substantial correlation to the value of such currency, or (2) purchase either the U.S. dollar or a foreign currency expected to perform better than the currency being sold. Position hedges may, therefore, provide protection of net asset value in the event of a general rise in the U.S. dollar against foreign currencies. However, a cross-currency hedge cannot protect against exchange rates perfectly, and if the Adviser is incorrect in its judgment of future exchange rate relationships, the Portfolio could be in a less advantageous position than if such a hedge had not been established.

     INDEXED COMMERCIAL PAPER. The International Equity Portfolio, Intermediate-Term Bond Portfolio, Total Return Bond Portfolio and International Bond Portfolio may each invest in commercial paper which is indexed to certain specific foreign currency exchange rates. The terms of such commercial paper provide that its principal amount is adjusted upwards or downwards (but not below zero) at maturity to reflect changes in the exchange rate between two currencies while the obligation is outstanding. A Portfolio will purchase such commercial paper with the currency in which it is denominated and, at maturity, will receive interest and principal payments thereon in that currency, but the amount of principal payable by the issuer at maturity will change in proportion to the change (if any) in the exchange rate between the two specified currencies between the date the instrument is issued and the date the instrument matures. With respect to its investments in this type of commercial paper, a Portfolio will segregate cash or other liquid assets having a value at least equal to the aggregate principal amount of outstanding commercial paper of this type. While such commercial paper entails the risk of loss of principal, the potential for realizing gains as a result of changes in foreign currency exchange rates enables the Portfolio to hedge (or cross-hedge) against a decline in the U.S. dollar value of investments denominated in foreign currencies while providing an attractive money market rate of return.


     LIMITATIONS ON PURCHASE AND SALE OF STOCK OPTIONS AND OPTIONS ON STOCK INDEXES, FOREIGN CURRENCIES AND FUTURES CONTRACTS ON FOREIGN CURRENCIES. A Portfolio may write put and call options on stocks only if they are covered, and such options must remain covered so long as the Portfolio is obligated as a writer. A Portfolio will write put options on foreign currencies and futures contracts on foreign currencies for bona fide hedging purposes only if there is segregated with the Portfolio's Custodian an amount of cash or other liquid assets equal to or greater than the aggregate exercise price of the puts. In addition, the Portfolio may use futures contracts or related options for non-hedging or speculative purposes to the extent that aggregate initial margin and option premiums do not exceed 5% of the market value of the Portfolio's assets. A Portfolio does not intend to purchase options on equity securities or securities indexes if the aggregate premiums paid for such outstanding options would exceed 10% of the Portfolio's total assets.


     Except as described below, a Portfolio will write call options on indices only if it holds a portfolio of stocks at least equal to the value of the index times the multiplier times the number of contracts. When a Portfolio writes a call option on a broadly-based stock market index, the Portfolio will segregate with its Custodian, or pledge to a broker as collateral for the option, cash or other liquid assets or "qualified securities" with a market value at the time the option is written of not less than 100% of the current index value times the multiplier times the number of contracts.

     If a Portfolio has written an option on an industry or market segment index, it will segregate with its Custodian, or pledge to a broker as collateral for the option, at least ten "qualified securities," which are stocks of issuers in such industry or market segment, with a market value at the time the option is written of not less than 100% of the current index value times the multiplier times the number of contracts. Such stocks will include stocks which represent at least 50% of the weighting of the industry or market segment index and will represent at least 50% of the Portfolio's holdings in that industry or market segment. No individual security will represent more than 15% of the amount so segregated or pledged in the case of broadly-based stock market index options or 25% of such amount in the case of industry or market segment index options.

     If at the close of business on any day the market value of such qualified securities so segregated or pledged falls below 100% of the current index value times the multiplier times the number of contracts, the Fund will so segregate or pledge an amount in cash or other liquid assets equal in value to the difference. In addition, when a Portfolio writes a call on an index which is in-the-money at the time the call is written, the Portfolio will segregate with its Custodian or pledge to the broker as collateral cash or other liquid assets equal in value to the amount by which the call is in-the-money times the multiplier times the number of contracts. Any amount segregated pursuant to the foregoing sentence may be applied to the Portfolio's obligation to segregate additional amounts in the event that the market value of the qualified securities falls below 100% of the current index value times the multiplier times the number of contracts. A "qualified security" is an equity security which is listed on a national securities exchange or listed on NASDAQ against which a Portfolio has not written a stock call option and which has not been hedged by the Portfolio by the sale of stock index futures. However, if the Portfolio holds a call on the same index as the call written where the exercise price of the call held is equal to or less than the exercise price of the call written or greater than the exercise price of the call written if the difference is segregated by the Portfolio in cash or other liquid assets with its Custodian, it will not be subject to the requirements described in this paragraph.

     A Portfolio may engage in futures contracts and options on futures transactions as a hedge against changes, resulting from market or political conditions, in the value of the currencies to which the Portfolio is subject or to which the Portfolio expects to be subject in connection with future purchases. A Portfolio may engage in such transactions when they are economically appropriate for the reduction of risks inherent in the ongoing management of the Portfolio. A Portfolio may write options on futures contracts to realize through the receipt of premium income a greater return than would be realized in the Portfolio's securities holdings alone.

OTHER INVESTMENT STRATEGIES

     LENDING OF SECURITIES. Consistent with applicable regulatory requirements, the Mortgage Backed Securities Portfolio, Intermediate-Term Bond Portfolio, Total Return Bond Portfolio and International Bond Portfolio may each lend portfolio securities to brokers, dealers and other financial institutions, provided that such loans are callable at any time by a Portfolio, and are at all times secured by cash or other liquid assets or secured by an irrevocable letter of credit in favor of the Portfolio in an amount equal to at least 100% determined daily, of the market value of the loaned securities. The collateral is segregated pursuant to applicable regulations. During the time portfolio securities are on loan, the borrower will pay a Portfolio an amount equivalent to any dividend or interest paid on such securities and a Portfolio may invest the cash collateral and earn additional income, or it may receive an agreed-upon amount of interest income from the borrower. A Portfolio cannot lend more than 33 1/3% of the value of its total assets (including the amount of the loan collateral).

     A loan may be terminated by the borrower or by a Portfolio at any time. If the borrower fails to maintain the requisite amount of collateral, the loan automatically terminates and a Portfolio could use the collateral to replace the securities while holding the borrower liable for any excess of replacement cost over collateral. As with any extensions of credit, there are risks of delay in recovery and in some cases even loss of rights in the collateral should the borrower of the securities fail financially. However, these loans of portfolio securities will only be made to firms deemed by a Portfolio's Adviser to be creditworthy pursuant to procedures approved by the Board of Trustees and when the income which can be earned from such loans justifies the attendant risks. Upon termination of the loan, the borrower is required to return the securities to a Portfolio. Any gain or loss in the market price during the loan period would inure to a Portfolio.

     Since voting or consent rights which accompany loaned securities pass to the borrower, a Portfolio will follow the policy of calling the loaned securities, in whole or in part as may be appropriate, to permit the exercise of such rights if the matters involved would have a material effect on a Portfolio's investment in such loaned securities. A Portfolio may pay reasonable finders', administrative and custodial fees in connection with a loan of its securities or may share the interest earned on collateral with the borrower.


     WHEN-ISSUED AND DELAYED-DELIVERY SECURITIES. Each Portfolio may purchase or sell securities on a when-issued or delayed-delivery basis. When-issued or delayed-delivery transactions arise when securities are purchased or sold by a Portfolio with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price and yield to a Portfolio at the time of entering into the transaction. The securities so purchased are subject to market fluctuation and no interest accrues to the purchaser during this period. While a Portfolio will only purchase securities on a when-issued, delayed-delivery or forward commitment basis with the intention of acquiring the securities, a Portfolio may sell the securities before the settlement date, if it is deemed advisable. At the time a Portfolio makes the commitment to purchase securities on a when-issued or delayed-delivery basis, a Portfolio will record the transaction and thereafter reflect the value, each day, of such security in determining the net asset value of a Portfolio. At the time of delivery of the securities, the value may be more or less than the purchase price. A Portfolio will also segregate with a Portfolio's custodian bank cash or other liquid assets equal in value to commitments for such when-issued or delayed-delivery securities; subject to this requirement, a Portfolio may purchase securities on such basis without limit. An increase in the percentage of a Portfolio's assets committed to the purchase of securities on a when-issued or delayed-delivery basis may increase the volatility of a Portfolio's net asset value. Subject to the segregation requirement, a Portfolio may purchase securities without limit. The Adviser does not believe that a Portfolio's net asset value or income will be adversely affected by a Portfolio's purchase of securities on such basis.


     One form of when-issued or delayed-delivery security that the Mortgage Backed Securities Portfolio may purchase is a "to be announced" mortgage-backed security. A "to be announced" mortgage-backed security transaction arises when a mortgage-backed security, such as a GNMA pass-through security, is purchased or sold with the specific pools that will constitute that GNMA pass-through security to be announced on a future settlement date.

     SHORT SALES. The Mortgage Backed Securities Portfolio may sell a security it does not own in anticipation of a decline in the market value of that security (i.e., make short sales). Generally, to complete the transaction, the Portfolio will borrow the security to make delivery to the buyer. The Portfolio is then obligated to replace the security borrowed by purchasing it at the market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Portfolio. Until the security is replaced, the Portfolio is required to pay to the lender any interest which accrues during the period of the loan. To borrow the security, the Portfolio may be required to pay a premium which would increase the cost of the security sold. The proceeds of the short sale will be retained by the broker to the extent necessary to meet margin requirements until the short position is closed out. Until the Portfolio replaces the borrowed security, it will (1) segregate with its Custodian cash or other liquid assets at such a level that the amount deposited in the account plus the amount deposited with the broker as collateral will equal the current market value of the security sold short and will not be less than the market value of the security at the time it was sold short or (2) otherwise cover its short position.

     The Portfolio will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Portfolio replaces the borrowed security. The Portfolio will realize a gain if the security declines in price between those dates. This result is the opposite of what one would expect from a cash purchase of a long position in a security. The amount of any gain will be decreased, and the amount of any loss will be increased, by the amount of any premium or interest paid in connection with the short sale. No more than 5% of the Portfolio's net assets will be, when added together: (1) deposited as collateral for the obligation to replace securities borrowed to effect short sales and (2) segregated in connection with short sales.

     The Mortgage Backed Securities Portfolio may also make short sales against-the-box. A short sale against-the-box is a short sale in which the Portfolio owns an equal amount of the securities sold short or securities convertible into or exchangeable for, with or without payment of any further consideration, such securities; provided that if further consideration is required in connection with the conversion or exchange, cash or other liquid assets, in an amount equal to such consideration must be segregated for an equal amount of the securities of the same issuer as the securities sold short.

     BORROWING. The Mortgage Backed Securities Portfolio, Intermediate-Term Bond Portfolio, Total Return Bond Portfolio and International Bond Portfolio may each borrow from banks or through dollar rolls or reverse repurchase agreements an amount equal to no more than 33 1/3% of the value of its total assets (calculated when the loan is made) from banks for temporary, extraordinary or emergency purposes, for the clearance of transactions or to take advantage of investment opportunities. A Portfolio may pledge up to 33 1/3% of its total assets to secure these borrowings.

     The other Portfolios may each borrow from banks or through dollar rolls or reverse repurchase agreements an amount equal to no more than 20% of the value of its total assets (calculated when the loan is made) for temporary, extraordinary or emergency purposes, or for the clearance of transactions. Each of these Portfolios may pledge up to 20% of its total assets to secure these borrowings.


     If a Portfolio borrows to invest in securities, or if a Portfolio purchases securities at a time when borrowings exceed 5% of its total assets, any investment gains made on the securities in excess of interest paid on the borrowing will cause the net asset value of the shares to rise faster than would otherwise be the case. On the other hand, if the investment performance of the additional securities purchased fails to cover their cost (including any interest paid on the money borrowed) to a Portfolio, the net asset value of the Portfolio's shares will decrease faster than would otherwise be the case. This is the speculative characteristic known as "leverage." See "Reverse Repurchase Agreements and Dollar Rolls" above. Except for the International Bond, Total Return Bond, Intermediate-Term Bond and Mortgage Backed Securities Portfolios, no Portfolio will purchase securities if its borrowings exceed 5% of its total assets.


     If any Portfolio's asset coverage for borrowings falls below 300%, such Portfolio will take prompt action (within 3 days) to reduce its borrowings even though it may be disadvantageous from an investment standpoint to sell securities at that time.

SEGREGATED ASSETS


     When a Portfolio is required to segregate assets in connection with certain portfolio transactions, it will designate cash or liquid assets as segregated with the Trust's Custodian, State Street Bank and Trust Company (State Street). "Liquid assets" mean cash, U.S. government securities, equity securities (including foreign securities), debt securities or other liquid, unencumbered assets equal in value to its obligations in respect of potentially leveraged transactions, marked-to-market daily. These include forward contracts, when-issued and delayed-delivery securities, futures contracts, written options and options on futures contracts (unless otherwise covered). If collateralized or otherwise covered, in accordance with Commission guidelines, these will not be deemed to be senior securities.


(d)  DEFENSIVE STRATEGY AND SHORT-TERM INVESTMENTS


     When conditions dictate a temporary defensive strategy or pending investment of proceeds from sales of the Portfolios' shares, the Large Capitalization Growth, Large Capitalization Value, Small Capitalization Growth, Small Capitalization Value, International Equity, International Bond, Total Return Bond, Intermediate-Term Bond and Mortgage Backed Securities Portfolios may invest without limit in money market instruments, including commercial paper of domestic and foreign corporations, certificates of deposit, bankers' acceptances and other obligations of domestic and foreign banks, and obligations issued or guaranteed by the U.S. Government, its instrumentalities and its agencies. Commercial paper will be rated, at the time of purchase, at least A-2 by S&P or Prime-2 by Moody's, or the equivalent by another NRSRO or, if not rated, issued by an entity having an outstanding unsecured debt issue rated at least A or A-2 by S&P or A or Prime-2 by Moody's or the equivalent by another NRSRO. The International Bond Portfolio will only invest in commercial paper rated at least A-1 by S&P or Prime-1 by Moody's or the equivalent by another NRSRO. In addition, the Large Capitalization Value and Small Capitalization Value Portfolios may invest without limit in corporate and other debt obligations and the Large Capitalization Growth Portfolio may invest without limit in repurchase agreements when the Adviser believes that a temporary defensive position is appropriate.


(e)  PORTFOLIO TURNOVER


     Portfolio turnover rate is generally the percentage computed by dividing the lesser of portfolio purchases or sales (excluding all securities, including options, whose maturities or expiration date at acquisition were one year or less) by the monthly average value of the long-term portfolio. High portfolio turnover (100% or more) may involve correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by each Portfolio. See "Brokerage Allocation and Other Practices." In addition, high portfolio turnover may result in increased short-term capital gains, which when distributed to shareholders, are treated as ordinary income. See "Taxes, Dividends, and Distributions." During the fiscal year ended December 31, 1999, the portfolio turnover rate for the Small Capitalization Growth Portfolio was substantially higher than for the previous fiscal year. This increase in the portfolio turnover rate was primarily attributable to the replacement of the Portfolio's Advisers during 1999 and their subsequent restructuring of its holdings.


                            INVESTMENT RESTRICTIONS

     The following restrictions are fundamental policies. Fundamental policies are those which cannot be changed without the approval of the holders of a majority of a Portfolio's outstanding voting securities. A "majority of the outstanding voting securities" of a Portfolio, when used in this Statement of Additional Information, means the lesser of (1) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are present in person or represented by proxy or (2) more than 50% of the outstanding shares.

     A Portfolio may not:

     1. Purchase securities on margin (but the Portfolio may obtain such short-term credits as may be necessary for the clearance of transactions); provided that the deposit or payment by the Portfolio of initial or variation margin in connection with options or futures contracts is not considered the purchase of a security on margin.

     2. Make short sales of securities, or maintain a short position if, when added together, more than 25% of the value of the Portfolio's net assets would be (i) deposited as collateral for the obligation to replace securities borrowed to effect short sales and (ii) allocated to segregated accounts in connection with short sales. Short sales "against-the-box" are not subject to this limitation.

     3. Issue senior securities, borrow money or pledge its assets, except that the Portfolio may borrow from banks or through dollar rolls or reverse repurchase agreements up to 33 1/3% of the value of its total assets (calculated when the loan is made) for temporary, extraordinary or emergency purposes, to take advantage of investment opportunities or for the clearance of transactions and may pledge its assets to secure such borrowings. For purposes of this restriction, the purchase or sale of securities on a "when-issued" or delayed delivery basis, forward foreign currency exchange contracts and collateral arrangements relating thereto, and collateral arrangements with respect to futures contracts and options thereon and with respect to the writing of options and obligations of the Trust to Trustees pursuant to deferred compensation arrangements are not deemed to be a pledge of assets or the issuance of a senior security subject to this restriction.


     4. Purchase any security (other than obligations of the U.S. government, its agencies and instrumentalities) if as a result (i) except with respect to the International Bond Portfolio, with respect to 75% of its total assets, more than 5% of the Portfolio's total assets (determined at the time of investment) would then be invested in securities of a single issuer, except as permitted by
Section 5(b)(1) of the Investment Company Act of 1940 or any successor provision on the requirements applicable to diversified investment companies or (ii) 25% or more of the Portfolio's total assets (determined at the time of investment) would be invested in one or more issuers having their principal business activities in the same industry.


     5. Buy or sell real estate or interests in real estate, except that the Portfolio may purchase and sell mortgage-backed securities, securities collateralized by mortgages, securities which are secured by real estate, securities of companies which invest or deal in real estate and publicly traded securities of real estate investment trusts.

     6. Act as underwriter except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain federal securities laws. The Portfolios may purchase restricted securities without limit.

     7. Make investments for the purpose of exercising control or management.

     8. Make loans, except through (i) repurchase agreements and (ii) loans of portfolio securities limited to 33 1/3% of the value of the Portfolio's total assets. For purposes of this limitation on securities lending, the value of a Portfolio's total assets includes the collateral received in the transactions.

     9. Purchase more than 10% of all outstanding voting securities of any one issuer.

     The foregoing restrictions are fundamental policies that may not be changed without the approval of a majority of the Portfolio's voting securities.

     Whenever any fundamental investment policy or investment restriction states a maximum percentage of the Portfolio's assets, it is intended that if the percentage limitation is met at the time the investment is made, a later change in percentage resulting from changing total or net asset values will not be considered a violation of such policy. However, in the event that the Portfolio's asset coverage for borrowings falls below 300%, the Portfolio will take prompt action to reduce its borrowings, as required by applicable law.


     As a matter of non-fundamental operating policy, a Portfolio will not purchase rights if as a result the Portfolio would then have more than 5% of its assets (determined at the time of investment) invested in rights.


                            MANAGEMENT OF THE TRUST


                              POSITION(S) HELD               PRINCIPAL OCCUPATIONS
   NAME, ADDRESS+ AND AGE      WITH THE TRUST                DURING PAST FIVE YEARS
   ----------------------     ----------------               ----------------------
Eugene C. Dorsey (72)          Trustee           Retired President, Chief Executive Officer and
                                                   Trustee of the Gannett Foundation (now
                                                   Freedom Forum); former Publisher of four
                                                   Gannett Newspapers and Vice President of
                                                   Gannett Co., Inc.; past Chairman,
                                                   Independent Sector, Washington, D.C.
                                                   (largest national coalition of philanthropic
                                                   organizations); former Chairman of the
                                                   American Council for the Arts; former
                                                   Director of the Advisory Board of Chase
                                                   Manhattan Bank of Rochester.
*Robert F. Gunia (52)          Trustee and       Executive Vice President and Chief
                               Vice President      Administrative Officer (since June 1999) of
                                                   Prudential Investments; Executive Vice
                                                   President and Treasurer (since December
                                                   1996) of Prudential Investments Fund
                                                   Management LLC (PIFM); President (since
                                                   April 1999) of Prudential Investment
                                                   Management Services LLC (PIMS); formerly
                                                   Corporate Vice President (September 1997-
                                                   March 1999) of The Prudential Insurance
                                                   Company of America (Prudential); Senior Vice
                                                   President (March 1987-May 1999) of
                                                   Prudential Securities Incorporated
                                                   (Prudential Securities); and Chief
                                                   Administrative Officer (July 1990-September
                                                   1996), Director (January 1989-September
                                                   1996) and Executive Vice President,
                                                   Treasurer and Chief Financial Officer (June
                                                   1987-September 1996) of Prudential Mutual
                                                   Fund Management, Inc.
Robert E. LaBlanc (65)         Trustee           President of Robert E. LaBlanc Associates,
                                                   Inc. (telecommunications) since 1981;
                                                   formerly General Partner at Salomon
                                                   Brothers; formerly Vice Chairman of
                                                   Continental Telecom; Director of Salient 3
                                                   Communications; Storage Technology
                                                   Corporation, Titan Corporation,
                                                   TIE/communications, Inc., The Tribune
                                                   Company and Chartered Semiconductor
                                                   Manufacturing, Ltd.
Douglas H. McCorkindale (60)   Trustee           President (since September 1997) and Vice
                                                   Chairman (since March 1984) of Gannett Co.
                                                   Inc.; Director of Continental Airlines,
                                                   Inc., Gannett Co. Inc. and Global Crossing
                                                   Ltd.

                              POSITION(S) HELD               PRINCIPAL OCCUPATIONS
   NAME, ADDRESS+ AND AGE      WITH THE TRUST                DURING PAST FIVE YEARS
   ----------------------     ----------------               ----------------------
Thomas T. Mooney (58)          Trustee           President of the Greater Rochester Metro
55 St. Paul Street                                 Chamber of Commerce; former Rochester City
Rochester, NY 14604                                Manager; former Deputy Monroe County
                                                   Executive; Trustee of Center for
                                                   Governmental Research, Inc.; Director of
                                                   Blue Cross of Rochester, Executive Service
                                                   Corps of Rochester and Monroe County Water
                                                   Authority.
*David R. Odenath, Jr. (42)    Trustee and       Officer in Charge, President, Chief Executive
                               Vice President      Officer and Chief Operating Officer (since
                                                   June 1999), PIFM; Senior Vice President
                                                   (since June 1999), Prudential; formerly
                                                   Senior Vice President (August 1993-May
                                                   1999), PaineWebber Group, Inc.
Stephen Stoneburn (56)         Trustee           President and Chief Executive Officer,
                                                   Quadrant Media Corp. (publishing) (since
                                                   June 1996); formerly Senior Vice President
                                                   and Managing Director, Cowles Business Media
                                                   (January 1993-1995); prior thereto, Senior
                                                   Vice President (January 1991-1992) and
                                                   Publishing Vice President (May 1989-
                                                   December 1990) of Gralla Publications (a
                                                   division of United Newspapers, U.K.);
                                                   formerly Senior Vice President of Fairchild
                                                   Publications, Inc.
*John R. Strangfeld, Jr.       Trustee and       Chief Executive Officer, Chairman, President
(45)                           President           and Director of The Prudential Investment
                                                   Corporation (since January 1990); Executive
                                                   Vice President of Prudential Global Asset
                                                   Management Group of Prudential (since
                                                   February 1998); Chairman of Pricoa Capital
                                                   Group (since August 1989); formerly various
                                                   positions to Chief Executive Officer of
                                                   Private Asset Management Group of Prudential
                                                   (November 1994-December 1998).
Clay T. Whitehead (61)         Trustee           President of National Exchange Inc. (new
                                                   business development firm) (since May 1983).
David F. Connor (36)           Secretary         Assistant General Counsel (since March 1998)
                                                   of PIFM; Associate Attorney, Drinker Biddle
                                                   & Reath LLP prior thereto.
Grace C. Torres (40)           Treasurer and     First Vice President (since December 1996) of
                               Principal           PIFM; First Vice President (since March
                               Financial and       1994) of Prudential Securities; formerly
                               Accounting          First Vice President (March 1994-September
                               Officer             1996) of Prudential Mutual Fund Management,
                                                   Inc.
Stephen M. Ungerman (46)       Assistant         Tax Director (since March 1996) of Prudential
                               Treasurer           Investments and the Private Asset Group of
                                                   The Prudential Insurance Company of America
                                                   (Prudential); formerly First Vice President
                                                   (February 1993-September 1996) of Prudential
                                                   Mutual Fund Management, Inc.

                              POSITION(S) HELD               PRINCIPAL OCCUPATIONS
   NAME, ADDRESS+ AND AGE      WITH THE TRUST                DURING PAST FIVE YEARS
   ----------------------     ----------------               ----------------------
William V. Healey (46)         Assistant         Vice President and Associate General Counsel
                               Secretary           of Prudential and Chief Legal Officer of
                                                   Prudential Investments (since August 1998);
                                                   Director, ICI Mutual Insurance Company
                                                   (since June 1999); formerly Associate
                                                   General Counsel of The Dreyfus Corporation
                                                   (Dreyfus), a subsidiary of Mellon Bank, N.A.
                                                   (Mellon Bank), and an officer and/or
                                                   director of various affiliates of Mellon
                                                   Bank and Dreyfus.


---------------


 * "Interested" Trustee, as defined in the Investment Company Act, by reason of his affiliation with Prudential, Prudential Securities or PIFM.



 + Unless otherwise stated, the address of the trustees and officers is Gateway
   Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077.


     The Trust has Trustees who, in addition to overseeing the actions of the Trust's Manager, Advisors and Distributor, decide upon matters of general policy. The Trustees also review the actions of the Trust's officers, who conduct and supervise the daily business operations of the Trust.

     The Trustees have adopted a retirement policy which calls for the retirement of Trustees on December 31 of the year in which they reach the age of 75.

     Pursuant to the Management Agreement with the Trust, the Manager pays all compensation of officers and employees of the Trust as well as the fees and expenses of all Trustees of the Trust who are affiliated persons of the Manager.


     The Trust currently pays each of its Trustees who is not an affiliated person of the Manager or a Portfolio's Adviser annual compensation of $8,175, in addition to certain out-of-pocket expenses. The amount of annual compensation paid to each Trustee may change as a result of the introduction of additional funds upon the boards of which the Trustee may be asked to serve.



     Trustees may receive their Trustee's fees pursuant to a deferred fee agreement with the Trust. Under the terms of the agreement, the Trust accrues daily the amount of Trustee's fees in installments which accrue interest at a rate equivalent to the prevailing rate applicable to 90-day U.S. Treasury Bills at the beginning of each calendar quarter or, pursuant to an exemptive order from the Commission, at the daily rate of return of a Portfolio. Payment of the interest so accrued is also deferred and accruals become payable at the option of the Trustee. The Trust's obligation to make payments of deferred Trustees' fees, together with interest thereon, is a general obligation of the Trust.


     The following table sets forth the aggregate compensation paid by the Trust to the Trustees who are not affiliated with the Manager for the fiscal year ended December 31, 1999 and the aggregate compensation paid to such Trustees for service on the Trust's Board and the boards of all other investment companies managed by PIFM (Fund Complex) for the calendar year ended December 31, 1999.

                               COMPENSATION TABLE


                                                                               TOTAL 1999
                                                                              COMPENSATION
                                                                               FROM TRUST
                                                         AGGREGATE              AND FUND
                                                        COMPENSATION          COMPLEX PAID
                   NAME OF TRUSTEE                       FROM TRUST            TO TRUSTEES
------------------------------------------------------  ------------   ---------------------------
Eugene C. Dorsey*.....................................    $13,300        $ 81,000      (17/48)**
Robert F. Gunia.......................................         --              --             --
Robert E. LaBlanc.....................................    $ 8,175        $ 61,250      (20/39)**
Douglas H. McCorkindale*..............................    $12,675        $ 80,000      (24/49)**
Thomas T. Mooney*.....................................    $13,850        $129,500      (35/75)**
David R. Odenath, Jr..................................         --              --             --
Stephen Stoneburn.....................................    $ 8,175        $ 61,250      (20/39)**
John R. Strangfeld, Jr. ..............................         --              --             --
Clay T. Whitehead.....................................    $ 8,175        $ 77,000      (38/66)**


---------------


 * Total compensation from all the Funds in the Fund Complex for the calendar year ended December 31, 1999 includes amounts deferred at the election of Trustees under the Funds' deferred compensation plan. Including accrued interest, total compensation amounted to approximately $103,574 for Mr. Dorsey, $97,916 for Mr. McCorkindale, and $135,102 for Mr. Mooney.


** Indicates number of funds/portfolios in the Fund Complex (including the Trust) to which aggregate compensation relates.

                CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES


     As of April 7, 2000, the Trustees and officers of the Trust, as a group, owned less than 1% of the outstanding shares of beneficial interest of the Portfolios.



     As of April 7, 2000, the owners, directly or indirectly, of more than 5% of the outstanding shares of beneficial interest of any Portfolio were as follows:



                                                                        NUMBER OF SHARES
NAME                           ADDRESS               PORTFOLIO          (% OF PORTFOLIO)
----                           -------               ---------          ----------------
Prudential Mutual       Gateway Center Three    International Bond        276,292   (10.0%)
  Funds Accounting      100 Mulberry Street
                        Newark, NJ 07102
Campbell Union High     3235 Union Avenue       Mortgage Backed           445,567   (7.26%)
  School District       San Jose, CA 95124      Securities
  Special Building
  Fund
Nation Asset            Rohcoco Place           U.S. Government        20,240,932  (18.16%)
  Management, Ltd.      Wickhams Cay 1          Money Market
                        P.O. Box 3140
                        Road Town, BVI

     As of April 7, 2000, Prudential Securities was record holder for other beneficial owners of the following shares of beneficial interest outstanding and entitled to vote in each Portfolio:



                                                                   NUMBER OF
                         PORTFOLIO                                  SHARES
                         ---------                                 ---------
Large Capitalization Growth Portfolio.......................   19,618,316  (99.9%)
Large Capitalization Value Portfolio........................   18,988,785  (99.9%)
Small Capitalization Growth Portfolio.......................   10,475,829  (99.9%)
Small Capitalization Value Portfolio........................    7,665,671  (97.4%)
International Equity Portfolio..............................   15,397,688  (99.9%)
International Bond Portfolio................................    2,744,619  (99.9%)
Intermediate-Term Bond Portfolio............................   10,891,921  (99.9%)
Total Return Bond Portfolio.................................    6,438,066  (99.9%)
Mortgage Backed Securities Portfolio........................    6,132,972  (99.9%)
U.S. Government Money Market Portfolio......................  111,533,561  (99.9%)


                     INVESTMENT ADVISORY AND OTHER SERVICES

(a) MANAGER AND ADVISERS


     The Manager of the Trust is Prudential Investments Fund Management LLC (PIFM or the Manager) Gateway Center Three, 100 Mulberry Street, New Jersey 07102-4077. PIFM serves as manager to all of the other investment companies that, together with the Trust, comprise the Prudential mutual funds. See "How
the Trust is Managed -- Manager" in the Prospectus. As of             , 2000,
PIFM managed and/or administered open-end and closed-end management investment
companies with assets of approximately $       billion. According to the
Investment Company Institute, as of December 31, 1999, the Prudential mutual
funds was the        largest family of mutual funds in the United States.



     PIFM is a subsidiary of Prudential Securities and The Prudential Insurance Company of America (Prudential). Prudential Mutual Fund Services LLC (PMFS or the Transfer Agent), a wholly-owned subsidiary of PIFM, serves as the transfer agent for the Prudential mutual funds and, in addition, provides customer service, recordkeeping and management and administration services to qualified plans.


     Pursuant to the Management Agreement with the Trust (the Management Agreement), PIFM, subject to the supervision of the Trustees and in conformity with the stated policies of the Trust, manages both the investment operations of the Trust and the composition of the Trust's Portfolios, including the purchase, retention, disposition and loan of securities. The Manager is authorized to enter into subadvisory agreements for investment advisory services in connection with the management of the Trust and each Portfolio thereof. The Manager will continue to have responsibility for all investment advisory services furnished pursuant to any such investment advisory agreements.

     The Manager will review the performance of all Advisers, and make recommendations to the Trustees with respect to the retention and renewal of contracts. In connection therewith, PIFM is obligated to keep certain books and records of the Trust. PIFM also administers the Trust's business affairs and, in connection therewith, furnishes the Trust with office facilities, together with those ordinary clerical and bookkeeping services which are not being furnished by State Street Bank and Trust Company (the Custodian), the Trust's custodian, and PMFS, the Trust's transfer and dividend disbursing agent. The management services of PIFM for the Trust are not exclusive under the terms of the Management Agreement and PIFM is free to, and does, render management services to others.

     The following table sets forth the annual management fee rates currently paid by each Portfolio to PIFM pursuant to the Management Agreement, and the amount of such fees retained by PIFM, each expressed as a percentage of the Portfolio's average daily net assets:

                                                           TOTAL         AMOUNT RETAINED
                      PORTFOLIO                        MANAGEMENT FEE      BY MANAGER
                      ---------                        --------------    ---------------
Large Capitalization Growth Portfolio................      0.60%              0.30%
Large Capitalization Value Portfolio.................      0.60%              0.30%
Small Capitalization Growth Portfolio................      0.60%              0.20%
Small Capitalization Value Portfolio.................      0.60%              0.20%
International Equity Portfolio.......................      0.70%              0.30%
International Bond Portfolio.........................      0.50%              0.20%
Total Return Bond Portfolio..........................      0.45%              0.20%
Intermediate-Term Bond Portfolio.....................      0.45%              0.20%
Mortgage Backed Securities Portfolio.................      0.45%              0.20%
U.S. Government Money Market Portfolio...............      0.25%             0.125%

     The fee is computed daily and payable monthly. The Management Agreement also provides that, in the event the expenses of the Trust (including the fees of PIFM, but excluding interest, taxes, brokerage commissions, distribution fees and litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Trust's business) for any fiscal year exceed the lowest applicable annual expense limitation established and enforced pursuant to the statutes or regulations of any jurisdiction in which the Trust's shares are qualified for offer and sale, the compensation due to PIFM will be reduced by the amount of such excess. Reductions in excess of the total compensation payable to PIFM will be paid by PIFM to the Trust. No jurisdiction currently limits the Trust's expenses.

     In connection with its management of the business affairs of the Trust, PIFM bears the following expenses:

     (a) the salaries and expenses of all of its and the Trust's personnel except the fees and expenses of Trustees who are not affiliated persons of PIFM or the Trust's Advisers;

     (b) all expenses incurred by PIFM or by the Trust in connection with managing the ordinary course of the Trust's business, other than those assumed by the Trust as described below; and

     (c) the fees payable to each Adviser pursuant to the subadvisory agreements between PIFM and each Adviser (the Subadvisory Agreement).

     Under the terms of the Management Agreement, the Trust is responsible for the payment of the following expenses: (a) the fees payable to the Manager, (b) the fees and expenses of Trustees who are not affiliated persons of the Manager or the Trust's Advisers, (c) the fees and certain expenses of the Custodian and Transfer and Dividend Disbursing Agent, including the cost of providing records to the Manager in connection with its obligation of maintaining required records of the Trust and of pricing the Trust's shares, (d) the charges and expenses of legal counsel and independent accountants for the Trust, (e) brokerage commissions and any issue or transfer taxes chargeable to the Trust in connection with its securities transactions, (f) all taxes and corporate fees payable by the Trust to governmental agencies, (g) the fees of any trade associations of which the Trust may be a member, (h) the cost of share certificates representing shares of the Trust, (i) the cost of fidelity and liability insurance, (j) certain organization expenses of the Trust and the fees and expenses involved in registering and maintaining registration of the Trust and of its shares with the Commission including the preparation and printing of the Trust's registration statements and prospectuses for such purposes, (k) allocable communications expenses with respect to investor services and all expenses of shareholders' and Trustees' meetings and of preparing, printing and mailing reports, proxy statements and prospectuses to shareholders in the amount necessary for distribution to the shareholders and (l) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Trust's business.

     The Management Agreement provides that PIFM will not be liable for any error of judgment or for any loss suffered by the Trust in connection with the matters to which the Management Agreement relates, except a loss resulting from willful misfeasance, bad faith, gross negligence or reckless disregard of duty. The Management Agreement provides that it will terminate automatically if assigned, and that it may be terminated without penalty by either party upon not more than 60 days' nor less than 30 days' written notice. The Management Agreement will continue in effect for a period of more than two years from the date of execution only so long as such continuance is specifically approved at least annually in conformity with the Investment Company Act.

     For the fiscal years ended December 31, 1999, 1998 and 1997, PIFM received the following management fees:


                                                                           MANAGEMENT FEE PAID
                                                       ------------------------------------------------------------
                                                           ANNUALIZED
                                                           PERCENTAGE
                                                         OF AVERAGE NET
                                                             ASSETS                          AMOUNT
                                                       ------------------    --------------------------------------
PORTFOLIO                                              1999   1998   1997       1999          1998          1997
---------                                              ----   ----   ----       ----          ----          ----
Large Capitalization Growth Portfolio................  .60%   .60%   .60%    $2,315,968    $1,666,766    $1,453,397
Large Capitalization Value Portfolio.................  .60%   .60%   .60%     1,679,401     1,692,469     1,521,474
Small Capitalization Growth Portfolio................  .60%   .60%   .60%       903,559       975,926       939,417
Small Capitalization Value Portfolio.................  .60%   .60%   .60%       774,461       922,536       864,964
International Equity Portfolio.......................  .70%   .70%   .70%     1,723,039     1,724,342     1,718,754
International Bond Portfolio.........................  .50%   .50%   .50%       146,497       153,602       175,813
Total Return Bond Portfolio..........................  .45%   .45%   .45%       296,600       278,041       216,559
Intermediate-Term Bond Portfolio.....................  .45%   .45%   .45%       487,094       455,487       430,089
Mortgage Backed Securities Portfolio.................  .45%   .45%   .45%       316,095       331,815       322,907
U.S. Government Money Market Portfolio...............  .25%   .25%   .25%       492,130       266,250        94,188


     As noted in the Prospectus, subject to the supervision and direction of the Manager and, ultimately, the Trustees, each Adviser manages the securities held by the portion of the Portfolio it serves in accordance with the Portfolio's stated investment objectives and policies, makes investment decisions for the portion of the Portfolio and places orders to purchase and sell securities on behalf of the portion of the Portfolio it manages.

     Each Advisory Agreement provides that it will terminate in the event of its assignment (as defined in the Investment Company Act) or upon the termination of the Management Agreement. Each Advisory Agreement may be terminated by the Trust, PIFM or the Adviser upon not more than 60 days' written notice. Each Advisory Agreement provides that it will continue in effect for a period of more than two years from its execution only so long as such continuance is specifically approved at least annually in accordance with the requirements of the Investment Company Act.

     The Manager and the Trust have received an exemptive order from the Securities and Exchange Commission which permits the Manager, subject to certain conditions, to enter into or amend advisory agreements without obtaining shareholder approval each time. On October 30, 1996 shareholders voted affirmatively to give the Trust this ongoing authority. With Board approval, the Manager is permitted to employ new Advisers for the Portfolios, change the terms of the Portfolios' advisory agreements or enter into a new advisory agreement with an existing Adviser after events that cause an automatic termination of the old advisory agreement with that Adviser. Shareholders of a Portfolio continue to have the right to terminate an advisory agreement for the Portfolio at any time by a vote of the majority of the outstanding voting securities of the Portfolio. Shareholders will be notified of any Adviser changes or other material amendments to advisory agreements that occur under these arrangements.

     The Advisers have agreed to the following fees, which are generally lower than the fees they charge to institutional accounts for which they serve as investment adviser.


                                           TOTAL        ANNUAL FEE PAID     ANNUAL FEE PAID BY THE MANAGER TO
                                        MANAGEMENT      BY THE MANAGER       THE ADVISER(S) FOR FISCAL YEAR
                                       FEE (AS % OF    TO THE ADVISER(S)           ENDED DECEMBER 31,
                                       AVERAGE DAILY   (AS % OF AVERAGE    -----------------------------------
              PORTFOLIO                 NET ASSETS)    DAILY NET ASSETS)      1999         1998        1997
              ---------                -------------   -----------------   -----------   ---------   ---------
Large Capitalization Growth
  Portfolio...........................     0.60%              0.30%        $1,157,984    $833,383    $726,699
Large Capitalization Value
  Portfolio...........................     0.60%              0.30%           839,701     846,235     760,737
Small Capitalization Growth
  Portfolio...........................     0.60%              0.40%           602,373     487,963     469,709
Small Capitalization Value
  Portfolio...........................     0.60%              0.40%           429,427     461,267     432,482
International Equity Portfolio........     0.70%              0.40%           984,594     985,388     982,146
International Bond Portfolio..........     0.50%              0.30%            87,899      92,161     105,488
Total Return Bond Portfolio...........     0.45%              0.25%           164,778     154,467     120,311
Intermediate-Term Bond Portfolio......     0.45%              0.25%           270,608     253,048     238,938
Mortgage Backed Securities Portfolio...     0.45%             0.25%           175,609     184,342     179,393
U.S. Government Money Market
  Portfolio...........................     0.25%             0.125%           246,066     133,125      47,094


     The Advisers perform all administrative functions associated with serving as Adviser to a Portfolio. Subject to the supervision and direction of the Manager and, ultimately, the Trustees, each Adviser's responsibilities are limited to managing the securities held by the portion of the Portfolio it serves in accordance with the Portfolio's stated investment objective and policies, making investment decisions for that portion of the Portfolio and placing orders to purchase and sell securities on behalf of the portion of the Portfolio it manages.

     The following sets forth certain information about each of the Advisers:

LARGE CAPITALIZATION GROWTH PORTFOLIO


     Columbus Circle Investors (CCI), Metro Center, One Station Place, 8th Floor, Stamford, Connecticut 06902, serves as one of two Advisers to the Large Capitalization Growth Portfolio. CCI is a Delaware general partnership with two partners. CCIP LLP, CCI's general partner, owns over 99% of CCI. Columbus Circle Investors Management Inc. (CCIM), the other partner, owns the rest of CCI. Both CCIP LLP and CCIM are owned by five of the managing directors of CCI. As of March 31, 2000, CCI had approximately $7.2 billion in assets under management.


     Oak Associates, Ltd. (Oak), 3875 Embassy Parkway, Suite 250, Akron, Ohio 44333, serves as the other Adviser to the Large Capitalization Growth Portfolio. It began managing its portion of the Portfolio effective November 22, 1995. The agreement between Oak and PIFM was approved by the Portfolio's shareholders at a Special Meeting of Shareholders held on March 12, 1996. Roger Engemann Management Co. had previously managed the entire Portfolio from its inception until January 2, 1995, and a portion of the Portfolio from January 2, 1995 until November 21, 1995.

     Oak was founded in April 1985 and has specialized in the large cap market since inception. It provides investment management services to both individual
and institutional clients and, as of             , 2000, had more than $
billion in assets under management. Oak is registered as an investment adviser under the Investment Advisers Act of 1940. It is a limited liability company organized under the laws of the State of Ohio. James D. Oelschlager owns a controlling interest (99%) of Oak.

LARGE CAPITALIZATION VALUE PORTFOLIO

     INVESCO Capital Management, Inc. (INVESCO), 1315 Peachtree Street, Suite 500, Atlanta, Georgia 30309, serves as one of two Advisers to the Large Capitalization Value Portfolio of the Trust. INVESCO has served as an Adviser to the Portfolio since its inception. INVESCO, a Delaware corporation, is an indirect, wholly-owned subsidiary of AMVESCAP PLC, a global money management firm. As of March 31, 2000, INVESCO had approximately $ million of assets under management for clients located throughout the U.S., Europe and Japan.



     Hotchkis and Wiley, 725 South Figueroa Street, Suite 4000, Los Angeles, California 90017, is a division of Merrill Lynch Asset Management, L.P. It was established in 1980 and has specialized in the large-cap market since its inception. Hotchkis and Wiley has served as Adviser for a portion of the Portfolio's assets since January 2, 1995. As of March 31, 2000, Hotchkis and Wiley had approximately $11.7 billion in assets under management for corporate, public, endowment and foundation, and mutual fund clients.


SMALL CAPITALIZATION GROWTH PORTFOLIO

     Sawgrass Asset Management, L.L.C. (Sawgrass), 4337 Pablo Oaks Court, Building 200, Jacksonville, FL 32224, serves as one of two Advisers to the Small Capitalization Growth Portfolio. Sawgrass was formed in 1998 as a Delaware limited liability company. AmSouth Bank owns 50% of the shares of Sawgrass, and employees of Sawgrass own the remaining 50% of the shares of Sawgrass. AmSouth Bank is a subsidiary of AmSouth Bancorporation. Sawgrass has been an Adviser to
the Portfolio since May 27, 1999. As of             , 2000, Sawgrass had
approximately $     million in assets under management for corporate, municipal, public and state retirement plans and mutual funds.

     Fleming Asset Management USA (Fleming USA), 320 Park Avenue, New York, NY 10022 serves as the other Adviser to the Portfolio. Fleming USA is a division of Robert Fleming, Inc., which is a wholly-owned subsidiary of Robert Fleming Holdings.

SMALL CAPITALIZATION VALUE PORTFOLIO

     Lazard Asset Management (Lazard), 30 Rockefeller Plaza, New York, New York 10112, serves as one of two Advisers to the Small Capitalization Value Portfolio of the Trust. Lazard has been an Adviser to the Portfolio since January 2, 1995. Lazard is a division of Lazard Freres & Co. LLC (Lazard Freres), a New York limited liability company. Lazard provides investment management services to both individual and institutional clients and, together with its global
affiliates, had more than $     billion of assets under management as of
       , 2000. In addition to portfolio management, Lazard Freres provides a wide variety of investment banking, brokerage and related services.


     The Wood, Struthers & Winthrop Division of DLJ Asset Management, Inc. (DLJAM), 277 Park Avenue, New York, New York 10172, serves as the other Adviser to the Small Capitalization Value Portfolio. It began managing its portion of the Portfolio effective April 12, 1995. WSW was founded in 1871 and has specialized in the small-cap market since 1967. It provides investment management services to both individual and institutional clients and, as of March 31, 2000, had more than $6.7 billion in assets under management. DLJAM is a subsidiary of Donaldson, Lufkin & Jenrette Securities Corporation (DLJSC), 277 Park Avenue, New York, New York 10172. DLJSC is a wholly owned subsidiary of Donaldson Lufkin & Jenrette Inc (DLJ Inc), 35.3% of which is owned by The Equitable Life Assurance Society of the United States (LIFE), 787 Seventh Avenue, New York, New York 10019, a wholly-owned subsidiary of The Equitable Companies Incorporated (Equitable), 787 Seventh Avenue, New York, New York 10019. Equitable owns directly an additional 42.9% of DLJ Inc. Approximately 60.8% of the outstanding voting common stock as well as certain convertible preferred stock of Equitable is beneficially owned by AXA, a French insurance holding company. A group of five French mutual insurance companies, Uni Europe Assurance Mutuelle, Alpha Assurances I.A.R.D. Mutuelle, Alpha Assurances Vie Mutuelle, AXA Assurances Vie Mutuelle, and AXA Assurances I.A.R.D. Mutuelle (the "Mutuelles"), owned directly and indirectly through two French holding companies, Finaxa and Midi Participations, shares representing over 50% of the voting shares of AXA. The Mutuelles are owned by approximately 1.5 million policyholders.

INTERNATIONAL EQUITY PORTFOLIO

     Lazard has served as the Adviser to the International Equity Portfolio since its inception. Lazard is more fully described immediately above under "Small Capitalization Value Portfolio."

INTERNATIONAL BOND PORTFOLIO


     Delaware International Advisers Ltd. (DIAL), Third Floor, 80 Cheapside, London, EC2V 6EE, United Kingdom, has served as the Adviser to the International Bond Portfolio since August 28, 1997. DIAL is affiliated with Delaware Management Company and is an indirect, wholly-owned subsidiary of Lincoln National Corporation, a diversified financial services organization. As of March 31, 2000, DIAL had approximately $15.3 billion in assets under management.


INTERMEDIATE-TERM BOND PORTFOLIO AND TOTAL RETURN BOND PORTFOLIO


     PIMCO is a subsidiary of PIMCO Advisors L.P. (PIMCO Advisors). The general partners of PIMCO Advisors are PIMCO Partners, G.P. and PIMCO Advisors Holdings L.P. (PAH). PIMCO Partners, G.P. is a general partnership between PIMCO Holding LLC, a Delaware limited liability company and indirect wholly-owned subsidiary of Pacific Life Insurance Company, and PIMCO Partners LLC, a California limited liability company controlled by the current Managing Directors and two former Managing Directors of PIMCO. PIMCO Partners, G.P., is the sole general partner of PAH. PIMCO is registered as an investment advisor with the Commission and as a commodity trading advisor with the CFTC. As of March 31, 2000, PIMCO had approximately $193 billion of asset under management.


U.S. GOVERNMENT MONEY MARKET PORTFOLIO AND MORTGAGE BACKED SECURITIES PORTFOLIO


     Wellington Management Company, LLP (WMC), 75 State Street, Boston, Massachusetts 02109, serves as the Adviser to the U.S. Government Money Market Portfolio and the Mortgage Backed Securities Portfolio of the Trust. WMC is a Massachusetts limited liability partnership of which the following persons are managing partners: Laurie A. Gabriel, Duncan M. McFarland and John R. Ryan. WMC is a professional investment counseling firm which provides investment management services to investment companies, employee benefit plans, endowment funds, foundations and other institutions. As of March 31, 2000, WMC had approximately $248 billion of assets under management.


(b) PRINCIPAL UNDERWRITER AND DISTRIBUTOR


     Prudential Investment Management Services LLC (PIMS or the Distributor), Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077, acts as the distributor of the shares of the Trust but is not compensated by the Trust for those services. PIMS is a subsidiary of Prudential.


(c) OTHER SERVICE PROVIDERS

     State Street Bank and Trust Company, One Heritage Drive, North Quincy, Massachusetts 02171, serves as Custodian for the Trust's portfolio securities and cash, and in that capacity maintains certain financial and accounting books and records pursuant to an agreement with the Trust.


     Prudential Mutual Fund Services LLC (PMFS), 194 Wood Avenue South, Iselin, New Jersey 08830, serves as the Transfer and Dividend Disbursing Agent of the Trust. It is a wholly-owned subsidiary of PIFM. PMFS provides customary transfer agency services to the Trust, including the handling of shareholder communications, the processing of shareholder transactions, the maintenance of shareholder account records, payment of dividends and distributions and related functions. For these services, PMFS receives an annual fee per shareholder account of $35.00. PMFS is also reimbursed for its out-of-pocket expenses, including but not limited to postage, stationery, printing, allocable communications and other costs. In addition, the Trust may pay fees for recordkeeping services in respect of certain eligible defined benefit plan investors.


     PricewaterhouseCoopers LLP, 1177 Avenue of the Americas, New York, New York 10036 currently serves as the Trust's independent accountants and, in that capacity, audits the Trust's annual financial statements.



CODES OF ETHICS



     The Board of Trustees of the Trust has adopted a Code of Ethics. In addition, the Manager, Subadvisers and Distributor have each adopted a Code of Ethics (the Codes). The Codes permit personnel subject to the Codes to invest in securities, including securities that may be purchased or held by a Portfolio. However, the protective provisions of the Codes prohibit certain investments and limit such personnel from making investments during periods when a Portfolio is making such investments. The Codes are on public file with, and are available from, the Commission.



YEAR 2000 READINESS DISCLOSURE



     The services provided to the Trust and the shareholders by the Manager, the Distributor, the Transfer Agent and the Custodian depend on the smooth functioning of their computer systems and those of outside service providers.



     Although the Trust has not experienced any material problems with the services provided by the Manager, the Advisers, the Distributor, the Transfer Agent or the Custodian as a result of the change from 1999 to 2000, there remains a possibility that computer software systems in use might be impaired or unavailable because of the way dates are encoded and calculated. Such an event could have a negative impact on handling securities trades, payments of interest and dividends, pricing and account services. Although, at this time, there can be no assurance that there will be no adverse impact on the Trust, the Manager, the Advisers, the Distributor, the Transfer Agent and the Custodian have advised the Trust that they have completed necessary changes to their computer systems in connection with the year 2000. The Trust's service providers (or other securities market participants) may experience future material problems in connection with the year 2000. The Trust and its Board have instructed the Trust's principal service providers to monitor and report Year 2000 problems.



     Additionally, issuers of securities generally as well as those purchased by the Portfolios may confront Year 2000 compliance issues at some later time which, if material and not resolved, could have an adverse impact on securities markets and/or a specific issuer's performance and could result in a decline in the value of the securities held by the Portfolios.


                    BROKERAGE ALLOCATION AND OTHER PRACTICES

INCOME PORTFOLIOS

     Each Adviser is responsible for decisions to buy and sell securities, futures contracts and options thereon for the Portfolios, the selection of brokers, dealers and futures commission merchants to effect the transactions and the negotiation of brokerage commissions, if any. Brokers, dealers or futures commission merchants may receive brokerage commissions on portfolio transactions, including options, futures, and options on futures transactions and the purchase and sale of underlying securities upon the exercise of options. Orders may be directed to any broker, dealer or futures commission merchant, including to the extent and in the manner permitted by applicable law. The Income Portfolios do not normally incur any brokerage commission expenses on portfolio transactions. The securities purchased by the Portfolios are generally traded on a "net" basis, with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. In underwritten offerings, securities are purchased at a fixed price which includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. On occasion, certain money market instruments may be purchased directly from an issuer, in which case no commissions or discounts are paid.

EQUITY PORTFOLIOS

     Broker-dealers may receive negotiated brokerage commissions on transactions in portfolio securities, including options and the purchase and sale of underlying securities upon the exercise of options. On foreign securities exchanges, commissions may be fixed. Orders may be directed to any broker, dealer or futures commission merchant including, to the extent and in the manner permitted by applicable law, Prudential Securities, one of the Advisers or an affiliate thereof (an affiliated broker).


     Equity securities traded in the over-the-counter market and bonds, including convertible bonds, are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. In underwritten offerings, securities are purchased at a fixed price which includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. On occasion, certain money market instruments and U.S. government agency securities may be purchased directly from the issuer, in which case no commissions or discounts are paid. The Trust will not deal with an affiliated broker in any transaction in which such affiliated broker acts as principal. Thus, for example, a Portfolio will not deal with an affiliated broker/dealer acting as market maker, and it will not execute a negotiated trade with an affiliated broker/dealer if execution involves an affiliated broker/dealer acting as principal with respect to any part of the Portfolio's order.


     In placing orders for securities for the Portfolios of the Trust, each Adviser is required to give primary consideration to obtaining the most favorable price and efficient execution. This means that an Adviser will seek to execute each transaction at a price and commission, if any, which provide the most favorable total cost or proceeds reasonably attainable under the circumstances. While an Adviser generally seeks reasonably competitive spreads or commissions, the Trust will not necessarily be paying the lowest spread or commission available. Within the framework of this policy, an Adviser may consider research and investment services provided by brokers, dealers or futures commission merchants who effect or are parties to portfolio transactions of the Trust, an Adviser or an Adviser's other clients. Such research and investment services are those which brokerage houses customarily provide to institutional investors and include statistical and economic data and research reports on particular companies and industries. Such services are used by an Adviser in connection with all of its investment activities, and some of such services obtained in connection with the execution of transactions for an Adviser may be used in managing other investment accounts. Conversely, brokers, dealers or futures commission merchants furnishing such services may be selected for the execution of transactions for such other accounts, whose aggregate assets are far larger than the Trust's, and the services furnished by such brokers, dealers or futures commission merchants may be used by an Adviser in providing investment management for the Trust. Commission rates are established pursuant to negotiations with the broker, dealer or futures commission merchant based on the quality and quantity of execution services provided by the broker or futures commission merchant in the light of generally prevailing rates. Each Adviser's policy is to pay brokers, dealers and futures commission merchants, other than to an affiliated broker, higher commissions for particular transactions than might be charged if a different broker had been selected, on occasions when, in an Adviser's opinion, this policy furthers the objective of obtaining best price and execution. In addition, each Adviser is authorized to pay higher commissions on brokerage transactions for the Trust to brokers, dealers and futures commission merchants, other than to an affiliated broker, in order to secure research and investment services described above, subject to review by the Trustees from time to time as to the extent and continuation of this practice. The allocation of orders among brokers, dealers and futures commission merchants and the commission rates paid are reviewed periodically by the Trustees. While such services are useful and important in supplementing its own research and facilities, the Advisers believe that the value of such services is not determinable and does not significantly reduce expenses.

     Subject to the above considerations, an affiliated broker may act as a securities broker, dealer or futures commission merchant for the Trust. In order for an affiliate of an Adviser or Prudential Securities to effect any portfolio transactions for the Trust, the commissions, fees or other remuneration received by an affiliated broker must be reasonable and fair compared to the commissions, fees or other remuneration paid to other brokers in connection with comparable transactions involving similar securities being purchased or sold during a comparable period of time. This standard would allow an affiliated broker to receive no more than the remuneration which would be expected to be received by an unaffiliated broker in a commensurate arm's-length transaction. Furthermore, the Trustees, including a majority of the non-interested Trustees, have adopted procedures which are reasonably designed to provide that any commissions, fees or other remuneration paid to an affiliated broker are consistent with the foregoing standard.

     In accordance with Section 11(a) under the Securities Exchange Act of 1934, as amended, an affiliated broker may not retain compensation for effecting transactions on a national securities exchange for the Trust unless the Trust has expressly authorized the retention of such compensation. Section 11(a) provides that an affiliated broker must furnish to the Trust at least annually a statement setting forth the total amount of all compensation retained by such affiliated broker from transactions effected for the Trust during the applicable period. Brokerage and futures transactions with an affiliated broker are also subject to such fiduciary standards as may be imposed by applicable law.

     The table below sets forth certain information concerning the payment of commissions by the Trust, including the commissions paid to Prudential Securities or any affiliate of the Trust or the Advisers for the three years ended December 31, 1999. For the three years ended December 31, 1999, the International Bond Portfolio and the U.S. Government Money Market Portfolio paid no brokerage commissions.


                                      LARGE CAPITALIZATION             LARGE CAPITALIZATION             SMALL CAPITALIZATION
                                        GROWTH PORTFOLIO                 VALUE PORTFOLIO                  GROWTH PORTFOLIO
                                 ------------------------------   ------------------------------   ------------------------------
                                           YEAR ENDED                       YEAR ENDED                       YEAR ENDED
                                          DECEMBER 31,                     DECEMBER 31,                     DECEMBER 31,
                                   1999       1998       1997       1999       1998       1997       1999       1998       1997
                                   ----       ----       ----       ----       ----       ----       ----       ----       ----
Total brokerage commissions
 paid by the Portfolio.........  $313,639   $282,210   $355,856   $234,396   $149,768   $152,335   $677,480   $327,706   $378,654
Total brokerage commissions
 paid to Prudential Securities
 or affiliates of the Trust or
 the Advisers..................    $1,100     $2,700         --    $48,954    $24,209     $9,334    $40,200         --         --
Percentage of total brokerage
 commissions paid to Prudential
 Securities or affiliates of
 the Trust or the Advisers.....       0.4%       0.9%        --       20.1%      16.2%       6.1%       3.9%        --         --
Percentage of the aggregate
 dollar amount of portfolio
 transactions involving the
 payment of commissions through
 Prudential Securities or
 affiliates of the Trust or the
 Advisers......................       0.4%       0.9%        --       19.1%      11.5%       5.4%       4.9%        --         --

                                              SMALL CAPITALIZATION                INTERNATIONAL
                                                VALUE PORTFOLIO                  EQUITY PORTFOLIO
                                         ------------------------------   ------------------------------
                                                   YEAR ENDED                       YEAR ENDED
                                                  DECEMBER 31,                     DECEMBER 31,
                                           1999       1998       1997       1999       1998       1997
                                           ----       ----       ----       ----       ----       ----
Total brokerage commissions paid by the
  Portfolio............................  $234,056   $206,037   $152,188   $333,001   $449,262   $473,807
Total brokerage commissions paid to
  Prudential Securities or affiliates
  of the Trust or the Advisers.........         -          -          -          -          -          -
Percentage of total brokerage
  commissions paid to Prudential
  Securities or affiliates of the Trust
  or the Advisers......................         -          -          -          -          -          -
Percentage of the aggregate dollar
  amount of portfolio transactions
  involving the payment of commissions
  through Prudential Securities or
  affiliates of the Trust or the
  Advisers.............................         -          -          -          -          -          -



                                        MORTGAGE BACKED             TOTAL RETURN                INTERMEDIATE-TERM
                                      SECURITIES PORTFOLIO         BOND PORTFOLIO                BOND PORTFOLIO
                                      --------------------    -------------------------    ---------------------------
                                           YEAR ENDED                YEAR ENDED                    YEAR ENDED
                                          DECEMBER 31,              DECEMBER 31,                  DECEMBER 31,
                                      1999   1998    1997      1999     1998      1997      1999      1998      1997
                                      ----   ----    ----      ----     ----      ----      ----      ----      ----
Total brokerage commissions paid by
  the Portfolio.....................  $ 40   $750   $5,642    $9,809   $10,042   $6,573    $17,285   $14,424   $12,888
Total brokerage commissions paid to
  Prudential Securities or
  affiliates of the Trust or the
  Advisers..........................     -      -        -         -         -        -          -         -         -
Percentage of total brokerage
  commissions paid to Prudential
  Securities or affiliates of the
  Trust or the Advisers.............     -      -        -         -         -        -          -         -         -
Percentage of the aggregate dollar
  amount of portfolio transactions
  involving the payment of
  commissions through Prudential
  Securities or affiliates of the
  Trust or the Advisers.............     -      -        -         -         -        -          -         -         -


     Of the total brokerage commissions paid during the year ended December 31, 1999, the Large Capitalization Growth Portfolio, Large Capitalization Value Portfolio, Small Capitalization Growth Portfolio, Small Capitalization Value
Portfolio and International Equity Portfolio paid $       (     ), $
(     %), $       (     %), $       (     %) and $       (     %), respectively,
to firms which provided research, statistical or other services to the Advisers. The Advisers have not separately identified a portion of such brokerage commissions as applicable to the provision of such research, statistical or other services. [TO BE UPDATED]

     The Trust is required to disclose the Portfolios' holdings of securities of the Trust's regular brokers and dealers (as defined under Rule 10b-1 of the Investment Company Act) and their parents at December 31, 1999. [TO BE UPDATED]

               CAPITAL SHARES, OTHER SECURITIES AND ORGANIZATION

     The Trust, organized as an unincorporated business trust in 1992 under the laws of Delaware, is a trust fund of the type commonly known as a "business trust."

     The shareholders of the Portfolios are each entitled to a full vote for each full share of beneficial interest (par value $.001 per share) held (and fractional votes for fractional shares). Shares of each Portfolio are entitled to vote as a class only to the extent required by the provisions of the Investment Company Act or as otherwise permitted by the Trustees in their sole discretion. Pursuant to the Investment Company Act, shareholders of each Portfolio have to approve changes in certain investment policies of a Portfolio.

     In accordance with the Trust's Declaration of Trust, the Board of Trustees may authorize the creation of additional series of shares and classes within such series, with such preferences, privileges, limitations and voting and dividend rights as the Trustees may determine.


     Shares of the Trust, when issued, are fully paid, nonassessable, fully transferable and redeemable at the option of the holder. Shares are also redeemable at the option of the Trust under certain circumstances. Each share is equal as to earnings, assets and voting privileges. There are no conversion, preemptive or other subscription rights. In the event of liquidation, each share of a Portfolio is entitled to its portion of all of the Portfolio's assets after all debts and expenses of the Portfolio have been paid. The Trust's shares do not have cumulative voting rights for the election of Trustees.



     The Trust does not intend to hold annual meetings of shareholders unless otherwise required by law. The Trust will not be required to hold meetings of shareholders unless, for example, the election of Trustees is required to be acted on by shareholders under the Investment Company Act. Shareholders have certain rights, including the right to call a meeting upon a vote of 10% or more of the Trust's outstanding shares for the purpose of voting on the removal of one or more Trustees or to transact any other business.


                   PURCHASE, REDEMPTION AND PRICING OF SHARES

     Shares of the Portfolio may be purchased at a price equal to the next determined net asset value per share.

ISSUANCE OF PORTFOLIO SHARES FOR SECURITIES


     Transactions involving the issuance of Portfolio shares for securities (rather than cash) will be limited to: (i) reorganizations, (ii) statutory mergers, or (iii) other acquisitions of portfolio securities that: (a) meet the investment objective and policies of a Portfolio, (b) are liquid and not subject to restrictions on resale, (c) have a value that is readily ascertainable via listing on or trading in a recognized United States or international exchange or market and (d) are approved by the Trust's Manager.


SPECIMEN PRICE MAKE-UP


     Using the net asset value of each Portfolio at December 31, 1999, the offering prices of the Portfolios' shares are as follows:


                           LARGE            LARGE            SMALL            SMALL
                       CAPITALIZATION   CAPITALIZATION   CAPITALIZATION   CAPITALIZATION   INTERNATIONAL   INTERNATIONAL
                           GROWTH           VALUE            GROWTH           VALUE           EQUITY           BOND
                         PORTFOLIO        PORTFOLIO        PORTFOLIO        PORTFOLIO        PORTFOLIO       PORTFOLIO
                       --------------   --------------   --------------   --------------   -------------   -------------
Net asset value,
  offering price and
  redemption price...      $25.68           $13.01           $17.47           $14.97          $17.37           $8.48
                           ======           ======           ======           ======          ======           =====

                         TOTAL                     MORTGAGE    U.S. GOV'T
                        RETURN     INTERMEDIATE     BACKED       MONEY
                         BOND       TERM BOND     SECURITIES     MARKET
                       PORTFOLIO    PORTFOLIO     PORTFOLIO    PORTFOLIO
                       ---------   ------------   ----------   ----------
Net asset value,
  offering price and
  redemption price...    $9.86        $9.92         $9.97        $1.00
                         =====        =====         =====        =====

RESTRICTIONS ON SALES OF PORTFOLIO SHARES

     The payment of redemption proceeds may be postponed or the right of redemption suspended at times (1) when the New York Stock Exchange is closed for other than customary weekends and holidays, (2) when trading on such Exchange is restricted, (3) when an emergency exists as a result of which disposal by a Portfolio of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Portfolio fairly to determine the value of its net assets, or (4) during any other period when the Commission, by order, so permits; provided that applicable rules and regulations of the Commission shall govern as to whether the conditions prescribed in (2), (3) or (4) exist.

                         SHAREHOLDER INVESTMENT ACCOUNT

     The Trust makes available to its shareholders the following privileges and plans:

AUTOMATIC REINVESTMENT OF DIVIDENDS AND/OR DISTRIBUTIONS


     For the convenience of investors, all dividends and distributions are automatically reinvested in full and fractional shares of each of the Portfolios at net asset value per share on the payment date, unless the Trustees determine otherwise. An investor may direct Prudential Securities in writing not less than five full business days prior to the payment date to have subsequent dividends and/or distributions paid in cash rather than reinvested. Shareholders investing through Plan accounts cannot elect to receive dividends and distributions in cash. Any shareholder who receives dividends or distributions in cash may subsequently reinvest any such distribution at net asset value by returning the check or the proceeds to Prudential Securities within 30 days after the payment date. Such reinvestment will be made at the net asset value per share next determined after receipt of the check or proceeds by Prudential Securities.


EXCHANGE PRIVILEGE


     Shares of a Portfolio may be exchanged without payment of any exchange fee for shares of another Portfolio at their respective net asset values. There are no exchange privileges between the Portfolios and other Prudential mutual funds.


     An exchange of shares is treated for federal income tax purposes as a redemption (sale) of shares in exchange by the shareholder, and an exchanging shareholder may, therefore, realize a taxable gain or loss in connection with the exchange.

DOLLAR COST AVERAGING

     Dollar cost averaging is a method of accumulating shares by investing a fixed amount of dollars in shares at set intervals. An investor buys more shares when the price is low and fewer shares when the price is high. The average cost per share is lower than it would be if a constant number of shares were bought at set intervals.

     Dollar cost averaging may be used, for example, to plan for retirement, to save for a major expenditure, such as the purchase of a home, or to finance a college education. The cost of a year's education at a four-year college today averages around $14,000 at a private college and around $6,000 at a public university. Assuming these costs increase at a rate of 7% a year, as has been projected, for the freshman class beginning in 2011, the cost of four years at a private college could reach $210,000 and over $90,000 at a public university.(1)

     The following chart shows how much you would need in monthly investments to achieve specified lump sums to finance your investment goals.(2)


         PERIOD OF
          MONTHLY
       INVESTMENTS:          $100,000    $150,000    $200,000    $250,000
---------------------------  --------    --------    --------    --------
25 Years...................   $  105      $  158      $  210      $  263
20 Years...................      170         255         340         424
15 Years...................      289         438         578         722
10 Years...................      547         820       1,093       1,366
 5 Years...................    1,361       2,041       2,721       3,402
See "Automatic Investment Plan."


---------------

(1) Source information concerning the costs of education at public and private universities is available from The College Board Annual Survey of Colleges, 1993. Average costs for private institutions include tuition, fees, room and board for the 1993-1994 academic year.

(2) The chart assumes an effective rate of return of 8% (assuming monthly compounding). This example is for illustrative purposes only and is not intended to reflect the performance of an investment in shares of the Trust. The investment return and principal value of an investment will fluctuate so that an investor's shares when redeemed may be worth more or less than their original cost.

INDIVIDUAL RETIREMENT ACCOUNTS

     An individual retirement account (IRA) permits the deferral of federal income tax on income earned in the account until the earnings are withdrawn. The following chart represents a comparison of the earnings in a personal savings account with those in an IRA, assuming a $2,000 annual contribution, an 8% rate of return and a 39.6% federal income tax bracket and shows how much more retirement income can accumulate within an IRA as opposed to a taxable individual savings account.

                          TAX-DEFERRED COMPOUNDING(1)

            CONTRIBUTIONS                 PERSONAL
              MADE OVER:                  SAVINGS       IRA
--------------------------------------    --------    --------
10 years..............................    $ 26,165    $ 31,291
15 years..............................      44,675      58,649
20 years..............................      68,109      98,846
25 years..............................      97,780     157,909
30 years..............................     135,346     244,692

---------------

(1) The chart is for illustrative purposes only and does not represent the performance of the Trust or any specific investment. It shows taxable versus tax-deferred compounding for the periods and on the terms indicated. Earnings in a traditional IRA account will be subject to tax when withdrawn from the account. Distributions from a Roth IRA which meet the conditions required under the Internal Revenue Code will not be subject to tax upon withdrawal from the account.


     SYSTEMATIC WITHDRAWAL PLAN. A systematic withdrawal plan is available to shareholders of the Trust through Prudential Securities. The withdrawal plan provides for monthly, quarterly, semi-annual or annual redemption checks in any amount up to the value of a shareholder's shares in the Trust.



     The shareholder must instruct Prudential Securities of the amount which he or she wishes to withdraw under the Plan, whether such withdrawal should occur monthly, quarterly, semi-annually or annually, and which Target Portfolios should be redeemed in order to satisfy the request. Prudential Securities will then redeem sufficient full and fractional shares of the applicable Target Portfolios to provide for the amount of the systematic withdrawal payment. The Plan may be terminated at any time and the Distributor reserves the right to initiate a fee of up to $5 per withdrawal, upon 30 days' notice to the shareholder. Withdrawal payments should not be considered as dividends, yield or income. If systematic withdrawals continuously exceed reinvested dividends and distributions, the shareholder's original investment will be correspondingly reduced and ultimately exhausted.

     Furthermore, each withdrawal constitutes a redemption of shares, and any gain or loss realized must be recognized for federal income tax purposes. Each shareholder should consult his or her tax adviser with regard to the tax consequences of the systematic withdrawal plan, particularly if used in connection with a retirement plan. Retirement plan shareholders should also consult with their plan sponsor to determine if their retirement plan would permit the shareholder to participate in the systematic withdrawal plan.

                                NET ASSET VALUE


     Under the Investment Company Act, the Trustees are responsible for determining in good faith the fair value of securities of each Portfolio. In accordance with procedures adopted by the Trustees, the value of securities for which the primary market is on an exchange shall be valued at the last sales prices on that exchange on the day of valuation or, if there was no sale on such day, the average of readily available closing bid and asked prices on such day. Should an extraordinary event, which is likely to affect the value of the security, occur after the close of an exchange on which a portfolio security is traded, such security will be valued at fair value considering factors determined in good faith by the Adviser under procedures established by and under the general supervision of the Trustees. The value of a U.S. government security for which quotations are available shall be valued at a price provided by an independent broker/dealer or pricing service. Pricing services consider such factors as security prices, yields, maturities, call features, ratings and developments relating to specific securities in arriving at securities valuations.


     Securities that are actively traded in the over-the-counter market including listed securities for which the primary market is believed by the Manager in consultation with the appropriate Adviser to be over-the-counter are valued at the average of the most recently quoted bid and asked prices provided by a principal market maker. Securities issued in private placements are valued at the mean between the bid and asked prices provided by primary market dealers. Private placement securities for which no bid and asked prices are available and other securities or other assets for which market quotations are not readily available are valued at their fair value as determined in good faith by the investment adviser under procedures described above. Short-term debt securities are valued at cost, with interest accrued or discount amortized to the date of maturity, if their original maturity was 60 days or less, unless this is determined by the Trustees not to represent fair value. Short-term securities with remaining maturities of 60 days or more, for which market quotations are readily available, are valued at their current market quotations as provided by an independent broker/dealer or pricing service. Options on securities that are listed on an exchange and futures contracts and options thereon traded on a commodities exchange or board of trade shall be valued at the last sale price at the close of trading of the applicable exchange or board of trade or, if there was no sale on the applicable exchange or board of trade, at the average of quoted bid and asked prices as of the close of such exchange or board of trade. Over-the-counter options are valued at the mean between bid and asked prices provided by a dealer. Quotations of foreign securities in a foreign currency are converted to U.S. dollar equivalents at the current rate obtained by a recognized bank or dealer. Forward currency exchange contracts are valued at the current cost of covering or offsetting such contracts.

     Each Portfolio other than the U.S. Government Money Market Portfolio will compute its net asset value at 4:15 P.M., New York time on each day the New York Stock Exchange is open for trading except on days on which no orders to purchase, sell or redeem Portfolio shares have been received or days on which changes in the value of the Portfolio's securities holdings do not affect net asset value. The U.S. Government Money Market Portfolio will compute its net asset value at 4:30 P.M., New York time on such days. In the event the New York Stock Exchange closes early on any business day, the net asset value of the Fund's shares shall be determined at a time between such closing and 4:15 P.M., New York time. The New York Stock Exchange is closed on the following holidays:
New Year's Day, Martin Luther King, Jr. Day, Presidents Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

     The U.S. Government Money Market Portfolio uses the amortized cost method to determine the value of its portfolio securities. The amortized cost method involves valuing a security at its cost and amortizing any discount or premium over the period until maturity. The method does not take into account unrealized capital gains and losses which may result from the effect of fluctuating interest rates on the market value of the security.


     The U.S. Government Money Market Portfolio maintains a dollar-weighted average portfolio maturity of 90 days or less, purchases instruments having remaining maturities of thirteen months or less and invests only in securities determined by the Adviser under the supervision of the Trustees to present minimal credit risks and to be of "eligible quality" in accordance with regulations of the Commission. The Trustees have established procedures designed to stabilize, to the extent reasonably possible, the Portfolio's price per share as computed for the purpose of sales and redemptions at $1.00. Such procedures include review of the Portfolio's securities holdings by the Trustees, at such intervals as it may deem appropriate, to determine whether the Portfolio's net asset value calculated by using available market quotations deviates from $1.00 per share based on amortized cost. The extent of any deviation will be examined by the Trustees. If such deviation exceeds 1/2 of 1%, the Trustees will promptly consider what action, if any, will be initiated. In the event the Trustees determine that a deviation exists which may result in material dilution or other unfair results to investors or existing shareholders, the Trustees will take such corrective action which they regard as necessary and appropriate, including the sale of portfolio instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity, the withholding of dividends, redemptions of shares in kind, or the use of available market quotations to establish a net asset value per share.


                       TAXES, DIVIDENDS AND DISTRIBUTIONS


     Each Portfolio has elected to qualify and intends to remain qualified as a regulated investment company under Subchapter M of the Internal Revenue Code. This relieves each Portfolio (but not its shareholders) from paying federal income tax on income and capital gains which are distributed to shareholders, and permits net capital gains of each Portfolio (i.e., the excess of net long-term capital gains over net short-term capital losses) to be treated as long-term capital gains of the shareholders, regardless of how long shareholders have held their shares in each Portfolio. Net capital gains of each Portfolio which are available for distribution to shareholders will be computed by taking into account any capital loss carryforward of each Portfolio.



     For federal income tax purposes, the International Bond Portfolio, Total Return Bond Portfolio, Intermediate-Term Bond Portfolio and Mortgage Backed Securities Portfolio had a capital loss carryforward as of December 31, 1999. Accordingly, no capital gain distributions are expected to be paid to shareholders of the International Bond Portfolio, Total Return Bond Portfolio and Mortgage Backed Securities Portfolio until future net gains have been realized in excess of such carryforward. In addition, certain Portfolios are electing to treat net currency losses incurred in the two-month period ended December 31, 1999 as having been incurred in the following year. The table below sets forth information on these capital loss carryforwards and net currency losses.



                                                                               NET LOSSES
                                                                                 IN TWO
                                                                              MONTHS ENDED
                                                CAPITAL LOSS    EXPIRATION    DECEMBER 31,
PORTFOLIO                                       CARRYFORWARD       YEAR           1999
---------                                       ------------    ----------    ------------
International Equity..........................           --          --         $ 28,139
International Bond............................   $  211,700        2007           95,861
Total Return Bond.............................        2,722        2007          352,900
Intermediate-Term Bond........................    3,241,758        2007          276,982
Mortgage Backed Securities....................      458,600        2002               --
Mortgage Backed Securities....................      237,400        2007           35,900



     Qualification of each Portfolio as a regulated investment company requires, among other things, that (a) each Portfolio derive at least 90% of its annual gross income (without reduction for losses from the sale or other disposition of securities or foreign currencies) from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of securities or options thereon or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such securities or currencies; (b) each Portfolio diversify its holdings so that, at the end of each quarter of the taxable year, (1) at least 50% of the value of each Portfolio's assets is represented by cash, U.S. government securities and other securities limited in respect of any one issuer to an amount not greater than 5% of the value of each Portfolio's assets and 10% of the outstanding voting securities of such issuer, and (2) not more than 25% of the value of each Portfolio's assets is invested in the securities of any one issuer (other than the U.S. government securities); and (c) each Portfolio distribute to its shareholders at least 90% of its net investment income and net short-term gains (that is, the excess of net short-term capital gains over net long-term capital losses) in each year.


     Gains or losses on sales of securities by each Portfolio will be treated as long-term capital gains or losses if the securities have been held by it for more than one year, except in certain cases where each Portfolio acquires a put or writes a call thereon or otherwise holds an offsetting position with respect to the securities. Other gains or losses on the sale of securities will be short-term capital gains or losses. Gains and losses on the sale, lapse or other termination of options on securities will be treated as gains and losses from the sale of securities. If an option written by each Portfolio on securities lapses or is terminated through a closing transaction, such as a repurchase by each Portfolio of the option from its holder, each Portfolio will generally realize short-term capital gain or loss. If securities are sold by each Portfolio pursuant to the exercise of a call option written by it, each Portfolio will include the premium received in the sale proceeds of the securities delivered in determining the amount of gain or loss on the sale. Certain of each Portfolio's transactions may be subject to wash sale, short sale, constructive sale, anti-conversion and straddle provisions of the Internal Revenue Code which may, among other things, require each Portfolio to defer recognition of losses. In addition, debt securities acquired by each Portfolio may be subject to original issue discount and market discount rules which, respectively, may cause each Portfolio to accrue income in advance of the receipt of cash with respect to interest or cause gains to be treated as ordinary income.


     Special rules apply to most options on stock indexes, future contracts and options thereon, and foreign currency forward contracts in which each Portfolio may invest. These investments will generally constitute Section 1256 contracts and will be required to be "marked to market" for federal income tax purposes at the end of each Portfolio's taxable year; that is, treated as having been sold at market value. Except with respect to certain foreign currency forward contracts, sixty percent of any gain or loss recognized on such deemed sales and on actual dispositions will be treated as long-term capital gain or loss, and the remainder will be treated as short-term capital gain or loss.

     Gain or loss on the sale, lapse or other termination of options on stock and on narrowly-based stock indices will be capital gain or loss and will be long-term or short-term depending on the holding period of the option. In addition, positions which are part of a "straddle" will be subject to certain wash sale, short sale and constructive sale provisions of the Internal Revenue Code. In the case of a straddle, each Portfolio may be required to defer the recognition of losses on positions it holds to the extent of any unrecognized gain on offsetting positions held by each Portfolio.


     Gains or losses attributable to fluctuations in exchange rates which occur between the time each Portfolio accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time each Portfolio actually collects such receivables or pays such liabilities are treated as ordinary income or ordinary loss. Similarly, gains or losses on foreign currency forward contracts or dispositions of debt securities denominated in a foreign currency attributable to fluctuations in the value of the foreign currency between the date of acquisition of the security and the date of disposition also are treated as ordinary gain or loss. These gains or losses, referred to under the Internal Revenue Code as "Section 988" gains or losses, increase or decrease the amount of each Portfolio's investment company taxable income available to be distributed to its shareholders as ordinary income, rather than increasing or decreasing the amount of each Portfolio's net capital gain. If Section 988 losses exceed other investment company taxable income during a taxable year, each Portfolio would not be able to make any ordinary dividend distributions, or distributions made before the losses were realized would be recharacterized as a return of capital to shareholders, rather than as an ordinary dividend, thereby reducing each shareholder's basis in his or her Portfolio shares.


     Shareholders electing to receive dividends and distributions in the form of additional shares will have a cost basis for federal income tax purposes in each share so received equal to the NAV (or net asset value) of a share of each Portfolio on the reinvestment date.

     Any dividends or distributions paid shortly after a purchase by an investor may have the effect of reducing the per share net asset value of the investor's shares by the per share amount of the dividends or distributions. Furthermore, such dividends or distributions, although in effect a return of capital, are subject to federal income taxes. Therefore, prior to purchasing shares of each Portfolio, the investor should carefully consider the impact of dividends or capital gains distributions which are expected to be or have been announced.


     Any loss realized on a sale, redemption or exchange of shares of each Portfolio by a shareholder will be disallowed to the extent the shares are replaced within a 61-day period beginning 30 days before the disposition of shares. Shares purchased pursuant to the reinvestment of a dividend will constitute a replacement of shares.


     A shareholder who acquires shares of each Portfolio and sells or otherwise disposes of such shares within 90 days of acquisition may not be allowed to include certain sales charges incurred in acquiring such shares for purposes of calculating gain or loss realized upon a sale or exchange of shares of each Portfolio.

     Dividends of net investment income and distributions of net short-term capital gains paid to a shareholder (including a shareholder acting as a nominee or fiduciary) who is a nonresident alien individual, a foreign corporation or a foreign partnership (foreign shareholder) are subject to a 30% (or lower treaty rate) withholding tax upon the gross amount of the dividends unless the dividends are effectively connected with a U.S. trade or business conducted by the foreign shareholder. Capital gain distributions paid to a foreign shareholder are generally not subject to withholding tax. A foreign shareholder will, however, be required to pay U.S. income tax on any dividends and capital gain distributions which are effectively connected with a U.S. trade or business of the foreign shareholder.

     Dividends received by corporate shareholders are eligible for a dividends-received deduction of 70% to the extent each Portfolio's income is derived from qualified dividends received by each Portfolio from domestic corporations. Dividends attributable to foreign corporations, interest income, capital and currency gain, gain or loss from Section 1256 contracts (described above), and income from certain other sources will not constitute qualified dividends. Individual shareholders are eligible for the dividends-received deduction.

     Each Portfolio is required to distribute 98% of its ordinary income in the same calendar year in which it is earned. Each Portfolio is also required to distribute during the calendar year 98% of the capital gain net income it earned during the twelve months ending on October 31 of such calendar year. In addition, each Portfolio must distribute during the calendar year all undistributed ordinary income and undistributed capital gain net income from the prior year or the twelve-month period ending on October 31 of such prior calendar year, respectively. To the extent it does not meet these distribution requirements, each Portfolio will be subject to a non-deductible 4% excise tax on the undistributed amount. For purposes of this excise tax, income on which each Portfolio pays income tax is treated as distributed.

     Each Portfolio may, from time to time, invest in Passive Foreign Investment Companies (PFICs). A PFIC is a foreign corporation that, in general, meets either of the following tests: (a) at least 75% of its gross income is passive or (b) an average of at least 50% of its assets produce, or are held for the production of, passive income. If each Portfolio acquires and holds stock in a PFIC beyond the end of the year of its acquisition, each Portfolio will be subject to federal income tax on a portion of any "excess distribution" received on the stock or on any gain from disposition of the stock (collectively, PFIC income), plus interest thereon, even if each Portfolio distributes the PFIC income as a taxable dividend to its shareholders. The balance of the PFIC income will be included in each Portfolio's investment company taxable income and, accordingly, will not be taxable to it to the extent that income is distributed to its shareholders. Each Portfolio may make a "mark-to-market" election with respect to any marketable stock it holds of a PFIC. If the election is in effect, at the end of each Portfolio's taxable year, each Portfolio will recognize the amount of gains, if any, as ordinary income with respect to PFIC stock. No loss will be recognized on PFIC stock, except to the extend of gains recognized in prior years. Alternatively, each Portfolio, if it meets certain requirements, may elect to treat any PFIC in which it invests as a "qualified electing fund," in which case, in lieu of the foregoing tax and interest obligation, each Portfolio will be required to include in income each year its pro rata share of the qualified electing Portfolio's annual ordinary earnings and net capital gain, even if they are not distributed to each Portfolio; those amounts would be subject to the distribution requirements applicable to each Portfolio described above.

     Income received by each Portfolio from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Income tax treaties between certain countries and the United States may reduce or eliminate such taxes. It is impossible to determine in advance the effective rate of foreign tax to which each Portfolio will be subject, since the amount of each Portfolio's assets to be invested in various countries will vary. Except in the case of the International Equity and International Bond Portfolios, each Portfolio does not expect to meet the requirements of the Internal Revenue Code for "passing-through" to its shareholders any foreign income taxes paid.

     Foreign shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in each Portfolio.

     Dividends and distributions may also be subject to state and local taxes.

                            PERFORMANCE INFORMATION

U.S. GOVERNMENT MONEY MARKET PORTFOLIO

     CURRENT YIELD AND EFFECTIVE YIELD


     The Trust may from time to time advertise the current yield and effective annual yield of the U.S. Government Money Market Portfolio calculated over a 7-day period. The yield quoted will be the simple annualized yield for an identified seven calendar day period. The yield calculation will be based on a hypothetical account having a balance of exactly one share at the beginning of the seven-day period. The base period return will be the net change in the value of the hypothetical account during the seven-day period, including dividends declared on any shares purchased with dividends on the shares but excluding any capital changes, divided by the value of the account at the beginning of the base period. This base period return is then multiplied by 365/7 to calculate the yield on shares of the Portfolio. The yield will vary as interest rates and other conditions affecting money market instruments change. Yield also depends on the quality, length of maturity and type of instruments in the portfolio, and its operating expenses. The Portfolio may also prepare an effective annual yield computed by compounding the unannualized seven-day period return as follows: by adding 1 to the unannualized 7-day period return, raising the sum to a power equal to 365 divided by 7, and subtracting 1 from the result. The seven-day yield and effective yield for the U.S. Government Money Market Portfolio as of December 31, 1999 were 4.50% and 4.60%, respectively.


               Effective Yield = [(base period return+1)365/7]-1

OTHER PORTFOLIOS

     YIELD


     The Trust may from time to time advertise the yield of a Portfolio as calculated over a 30-day period. This yield will be computed by dividing a Portfolio's net investment income per share earned during this 30-day period by the maximum offering price per share on the last day of this period. The average number of shares used in determining the net investment income per share will be the average daily number of shares outstanding during the 30-day period that were eligible to receive dividends. In accordance with regulations of the Commission, income will be computed by totaling the interest earned on all debt obligations during the 30-day period and subtracting from that amount the total of all expenses incurred during the period, which include management fees. The 30-day yield is then annualized on a bond-equivalent basis assuming semi-annual reinvestment and compounding of net investment income, as described in the Prospectus. Yield is calculated according to the following formula:

                              a - b
                  YIELD = 2[( ------ +1)(6) - 1]
                                cd



Where: a    =    dividends and interest earned during the period.
       b    =    expenses accrued for the period (net of reimbursements).
       c    =    the average daily number of shares outstanding during the
                 period that were entitled to receive dividends.
       d    =    the maximum offering price per share on the last day of the period.


     The yield for the 30 day period ended December 31, 1999 for each of the International Bond, Total Return Bond, Intermediate-Term Bond and Mortgage Backed Securities Portfolios was 4.39%, 5.63%, 6.23%, and 6.95%, respectively.


     A Portfolio's yield fluctuates, and an annualized yield quotation is not a representation by a Portfolio as to what an investment in the Portfolio will actually yield for any given period. Yields for a Portfolio will vary based on a number of factors including changes in net asset value, market conditions, the level of interest rates and the level of income and expenses.

     AVERAGE ANNUAL TOTAL RETURN

     The Trust may from time to time advertise the average annual total return of a Portfolio. Average annual total return is computed by finding the average annual compounded rates of return over the 1, 5 and 10 year periods that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                                P(1+T)(n) = ERV

Where:  P    =    a hypothetical initial payment of $1,000.
        T    =    average annual total return.
        n    =    number of years.
        ERV  =    ending redeemable value of a hypothetical $1,000 payment
                  made at the beginning of the 1, 5 or 10 year periods at the end of the 1, 5 or 10 year periods (or fractional portion
                  thereof).

     The average annual total returns for the one year and five year periods ended December 31, 1999 and the period since inception (January 5, 1993 for each Portfolio except the International Bond Portfolio, which commenced operations May 17, 1994) are set forth in the table below. The average annual total returns do not reflect the fees associated with the TARGET Program.


                             ONE YEAR
                              ENDED
                           DECEMBER 31,               FIVE YEARS ENDED
                               1999                  DECEMBER 31, 1999                         SINCE INCEPTION
                           ------------    --------------------------------------   --------------------------------------
                                                               AVERAGE ANNUAL                           AVERAGE ANNUAL
                          AVERAGE ANNUAL   AVERAGE ANNUAL       TOTAL RETURN        AVERAGE ANNUAL       TOTAL RETURN
       PORTFOLIO           TOTAL RETURN     TOTAL RETURN    (WITHOUT FEE WAIVERS)    TOTAL RETURN    (WITHOUT FEE WAIVERS)
       ---------          --------------   --------------   ---------------------   --------------   ---------------------
Large Capitalization
  Growth Portfolio......       53.05%          30.76%               30.76%              20.44%               20.44%
Large Capitalization
  Value Portfolio.......       -5.80%          14.85%               14.85%              10.64%               10.64%
Small Capitalization
  Growth Portfolio......       27.27%          17.09%               17.09%              13.87%               13.86%
Small Capitalization
  Value Portfolio.......       -0.12%          10.64%               10.64%               9.52%                9.51%
International Equity
  Portfolio.............       21.46%          14.20%               14.20%              14.01%               14.01%
International Bond
  Portfolio.............       -6.82%           1.87%                1.85%               1.69%                1.60%
Total Return Bond
  Portfolio.............       -1.66%           7.02%                7.00%               5.59%                5.52%
Intermediate-Term Bond
  Portfolio.............        0.29%           6.62%                6.62%               5.39%                5.38%
Mortgage Backed
  Securities
  Portfolio.............        0.52%           6.51%                6.49%               5.52%                5.44%


     AGGREGATE TOTAL RETURN

     The Trust may from time to time advertise the aggregate total return of a Portfolio. A Portfolio's aggregate total return figures represent the cumulative change in the value of an investment in the Portfolio for the specified period and are computed by the following formula:

                                     ERV-P
                                  -----------
                                       P

Where:  P    =    a hypothetical initial payment of $1,000.
        ERV  =    ending redeemable value at the end of the 1, 5 or 10 year
                  periods (or fractional portion thereof) of a hypothetical
                  $1,000 payment made at the beginning of the 1, 5 or 10 year periods.

     The aggregate total returns for each Portfolio for the one year and five year periods ended December 31, 1999 and the period since inception (January 5, 1993 for each Portfolio except the International Bond Portfolio which commenced operations May 17, 1994) are set forth in the table below. The aggregate total returns do not reflect the fees associated with the TARGET Program.



                                     ONE YEAR
                                      ENDED
                                   DECEMBER 31,             FIVE YEARS ENDED
                                       1999                DECEMBER 31, 1999                       SINCE INCEPTION
                                   ------------   ------------------------------------   ------------------------------------
                                                                       AGGREGATE                              AGGREGATE
                                    AGGREGATE      AGGREGATE         TOTAL RETURN         AGGREGATE         TOTAL RETURN
            PORTFOLIO              TOTAL RETURN   TOTAL RETURN   (WITHOUT FEE WAIVERS)   TOTAL RETURN   (WITHOUT FEE WAIVERS)
            ---------              ------------   ------------   ---------------------   ------------   ---------------------
Large Capitalization Growth
  Portfolio......................     55.37%         32.74%              32.74%             22.28%              22.28%
Large Capitalization Value
  Portfolio......................     -4.37%         16.59%              16.59%             12.32%              12.32%
Small Capitalization Growth
  Portfolio......................     29.20%         18.86%              18.86%             15.61%              15.60%
Small Capitalization Value
  Portfolio......................      1.39%         12.32%              12.32%             11.18%              11.17%
International Equity Portfolio...     23.30%         15.93%              15.93%             15.75%              15.75%
International Bond Portfolio.....     -5.88%          2.90%               2.87%              2.71%               2.63%
Total Return Bond Portfolio......     -0.67%          8.10%               8.08%              6.66%               6.58%
Intermediate-Term Bond
  Portfolio......................      1.30%          7.69%               7.69%              6.46%               6.44%
Mortgage Backed Securities
  Portfolio......................      1.54%          7.59%               7.56%              6.58%               6.51%



     ADVERTISING. Advertising materials for the Trust may include biographical information relating to its portfolio manager(s), and may include or refer to commentary by a Portfolio's manager(s) concerning investment style, investment discipline, asset growth, current or past business experience, business capabilities, political, economic or financial conditions and other matters of general interest to investors. Advertising materials for the Trust also may include mention of The Prudential Insurance Company of America, its affiliates and subsidiaries, and reference the assets, products and services of these entities.



     From time to time, advertising materials for the Trust may include information concerning retirement and investing for retirement, may refer to the approximate number of Trust shareholders and may refer to Lipper rankings or Morningstar ratings, other related analysis supporting those ratings, other industry publications, business periodicals and market indexes. In addition, advertising materials may reference studies or analyses performed by the Manager or its affiliates. Advertising materials for sector funds, funds that focus on market capitalizations, index funds and international/global funds may discuss the potential benefits and risks of that investment style. Advertising materials for fixed-income funds may discuss the benefits and risks of investing in the bond market including discussions of credit quality, duration and maturity.

                      (This Page Intentionally Left Blank)

THE TARGET PORTFOLIO TRUST
LARGE CAPITALIZATION GROWTH PORTFOLIO
Portfolio of Investments December 31, 1999

                                                        VALUE
 SHARES                DESCRIPTION                      (NOTE 1)
-------------------------------------------------------------------
              LONG-TERM INVESTMENTS--96.5%

              Common Stocks--96.5%

              BANKS--3.5%
 114,000      Bank of America Corp..........           $  5,721,375
 444,900      MBNA Corp.....................             12,123,525
                                                       ------------
                                                         17,844,900
                                                       ------------

              BROADCASTING--1.6%
  65,600      AMFM, Inc.*...................              5,133,200
  32,700      Univision Communications,
                Inc., Class A*..............              3,341,531
                                                       ------------
                                                          8,474,731
                                                       ------------

              BUSINESS SERVICES--3.1%
 284,500      Cendant Corp.*................              7,557,031
  90,300      J.D. Edwards & Co.*...........              2,697,713
  55,600      Omnicom Group, Inc............              5,560,000
                                                       ------------
                                                         15,814,744
                                                       ------------
              COMPUTERS & BUSINESS EQUIPMENT--1.6%
 306,000      Compaq Computer Corp..........              8,281,125
                                                       ------------

              COMPUTER SOFTWARE & SERVICES--10.4%
  42,000      Adobe Systems, Inc............              2,824,500
  27,400      Electronic Arts, Inc.*........              2,301,600
 162,000      EMC Corp.*....................             17,698,500
 169,000      Microsoft Corp.*..............             19,730,750
 251,200      Parametric Technology
                Corp.*......................              6,798,100
  57,500      Synopsys, Inc.*...............              3,838,125
                                                       ------------
                                                         53,191,575
                                                       ------------

              DRUGS & HEALTHCARE--9.3%
  86,200      Amgen, Inc.*..................              5,177,387
 233,200      Columbia/HCA Healthcare
                Corp........................              6,835,675
  46,400      Guidant Corp..................              2,180,800
  34,700      Johnson & Johnson, Inc........              3,231,437
 158,000      Medtronic, Inc................              5,757,125
 125,200      Merck & Co., Inc..............           $  8,396,225
  43,900      PE Corp.......................              5,281,719
 147,900      Pfizer, Inc...................              4,797,506
 140,100      Tenet Healthcare Corp.*.......              3,292,350
  37,800      Warner-Lambert Co.............              3,097,238
                                                       ------------
                                                         48,047,462
                                                       ------------

              ELECTRONIC COMPONENTS--13.1%
 239,800      Applied Materials, Inc.*......             30,379,662
 520,800      Atmel Corp.*..................             15,396,150
 263,900      Intel Corp....................             21,722,269
                                                       ------------
                                                         67,498,081
                                                       ------------

              ELECTRONICS--28.2%
  83,000      Adaptec, Inc.*................              4,139,625
  57,100      Agilent Technologies,
                Inc.*.......................              4,414,544
 254,300      CIENA Corp.*..................             14,622,250
 560,650      Cisco Systems, Inc.*..........             60,059,631
 212,000      Linear Technology Corp........             15,171,250
 400,000      Maxim Integrated Products,
                Inc.*.......................             18,875,000
  54,900      Motorola, Inc.................              8,084,025
 440,000      Xilinx Inc.*..................             20,006,250
                                                       ------------
                                                        145,372,575
                                                       ------------

              FINANCIAL SERVICES--6.0%
  46,000      Chase Manhattan Corp..........              3,573,625
 229,975      Citigroup Inc.................             12,777,986
  75,000      Morgan Stanley Dean Witter &
                Co..........................             10,706,250
  96,100      Wells Fargo Co................              3,886,044
                                                       ------------
                                                         30,943,905
                                                       ------------

              FOOD & BEVERAGES--2.5%
  82,600      Anheuser Busch Companies,
                Inc.........................              5,854,275
 121,000      PepsiCo, Inc..................              4,265,250
  74,800      SYSCO Corp....................              2,959,275
                                                       ------------
                                                         13,078,800
                                                       ------------

              FOREST PRODUCTS--1.2%
  49,900      Kimberly-Clark Corp...........              3,255,975
 116,300      Smurfit-Stone Container
                Corp........................              2,849,350
                                                       ------------
                                                          6,105,325
                                                       ------------


--------------------------------------------------------------------------------

                       See Notes to Financial Statements

                                                         VALUE
 SHARES                DESCRIPTION                      (NOTE 1)
-------------------------------------------------------------------
              INSURANCE--3.4%
  81,562      American International Group,
                Inc.........................           $  8,818,891
  45,600      CIGNA Corp....................              3,673,650
  52,200      Providian Financial Corp......              4,753,463
                                                       ------------
                                                         17,246,004
                                                       ------------

              INTERNET--2.6%
  90,600      America Online, Inc...........              6,834,637
  15,300      Yahoo!, Inc.*.................              6,620,119
                                                       ------------
                                                         13,454,756
                                                       ------------

              NON-FERROUS METALS--1.0%
  63,200      Alcoa, Inc....................              5,245,600
                                                       ------------

              OIL & GAS--1.1%
 132,600      Enron Corp....................              5,884,125
                                                       ------------

              RETAIL--2.5%
  93,300      Home Depot, Inc...............              6,396,881
  64,400      Wal-Mart Stores, Inc..........              4,451,650
  48,000      Williams-Sonoma, Inc..........              2,208,000
                                                       ------------
                                                         13,056,531
                                                       ------------
              TELECOMMUNICATION--4.4%
  20,000      Aspect Communications
                Corp.*......................                782,500
 127,800      Global TeleSystems Group,
                Inc.........................              4,425,075
  29,200      Nippon Telegraph & Telephone
                Corp. (ADR).................              2,514,850
  57,700      Research In Motion Ltd.*......              2,665,019
 110,000      Tellabs, Inc.*................              7,060,625
  38,000      VoiceStream Wireless Corp.....              5,407,875
                                                       ------------
                                                         22,855,944
                                                       ------------

              UTILITIES--1.0%
  65,600      AES Corp.*...................            $  4,903,600
                                                       ------------
              Total common stocks
                (cost $220,436,971)........             497,299,783
                                                       ------------

              SHORT-TERM INVESTMENTS--3.5%

PRINCIPAL
 AMOUNT
 (000)        REPURCHASE AGREEMENTS
--------
$7,232        State Street Bank & Trust Co.,
                2.50%, dated 12/31/99, due
                01/3/00 in the amount of
                $7,233,507 (cost
                $7,232,000,
                collateralized by
                $5,900,000 U.S. Treasury
                Notes, 8.875%, 2/15/19,
                value of collateral
                including accrued interest
                is $7,382,375)..............              7,232,000
11,034        State Street Bank & Trust Co.,
                2.50%, dated 12/31/99, due
                01/3/00 in the amount of
                $11,036,299, (cost
                $11,034,000,
                collateralized by
                $10,735,000 U.S. Treasury
                Notes, 8.75%, 8/15/00,
                value of collateral
                including accrued interest
                is $11,258,331).............             11,034,000
                                                       ------------
              Total short-term investments
                (cost $18,266,000)..........             18,266,000
                                                      ------------
              TOTAL INVESTMENTS--100.0%
              (cost $238,702,971; Note
                4)..........................            515,565,783
              Liabilities in excess of
                other
                assets......................                (95,505)
                                                      ------------
              NET ASSETS--100%..............          $515,470,278
                                                      ============

---------------
* Non-income producing.

ADR--American Depository Receipt.


--------------------------------------------------------------------------------
                       See Notes to Financial Statements

THE TARGET PORTFOLIO TRUST

LARGE CAPITALIZATION VALUE PORTFOLIO
Portfolio of Investments December 31, 1999

                                                          VALUE
 SHARES                DESCRIPTION                       (NOTE 1)
-------------------------------------------------------------------
              LONG-TERM INVESTMENTS--98.7%

              COMMON STOCKS--98.7%

              AEROSPACE--3.4%
 156,700      Lockheed Martin Corp..........           $  3,427,812
  57,500      Northrop Grumman Corp.........              3,108,594
  46,000      TRW, Inc......................              2,389,125
                                                       ------------
                                                          8,925,531
                                                       ------------

              AIRLINES--0.3%
  56,000      Southwest Airlines Co.........                906,500
                                                       ------------

              ALUMINUM--1.7%
   1,400      Alcoa Inc.....................                116,200
  55,700      Reynolds Metals Co............              4,268,012
                                                       ------------
                                                          4,384,212
                                                       ------------
              APPAREL & TEXTILES--1.1%
  25,000      Liz Claiborne, Inc............                940,625
  54,700      Russell Corp..................                916,225
  30,000      V.F. Corp.....................                900,000
                                                       ------------
                                                          2,756,850
                                                       ------------

              AUTO PARTS--1.8%
  68,600      Dana Corp.....................              2,053,712
  53,462      Delphi Automotive Systems
                Corp........................                842,027
  39,000      Genuine Parts Co..............                967,687
  35,000      Meritor Automotive, Inc.......                678,125
  29,100      Tenneco Automotive, Inc.......                270,994
                                                       ------------
                                                          4,812,545
                                                       ------------
              AUTOMOBILES--3.5%
 113,000      Ford Motor Co.................              6,038,438
  44,300      General Motors Corp...........              3,220,056
                                                       ------------
                                                          9,258,494
                                                       ------------

              BANKS--5.5%
  46,200      Bank America Corp.............              2,318,662
  84,560      Bank One Corp.................              2,711,205
  30,300      First Security Corp...........                773,597
  96,700      First Union Corp..............           $  3,172,969
  52,000      Fleet Boston Financial
                Corp........................              1,810,250
  43,200      KeyCorp.......................                955,800
  90,000      National City Corp............              2,131,875
  16,500      UnionBanCal Corp..............                650,719
                                                       ------------
                                                         14,525,077
                                                       ------------

              BREWERY--0.5%
  17,200      Anheuser Busch Companies,
                Inc.........................              1,219,050
                                                       ------------

              BUILDING & CONSTRUCTION--0.3%
  24,000      Harsco Corp...................                762,000
                                                      ------------

              BUILDING PRODUCTS--0.8%
  49,600      Georgia-Pacific Corp..........              1,221,400
  35,000      York International Corp.......                960,313
                                                      ------------
                                                         2,181,713
                                                      ------------

              BUSINESS SERVICES--1.2%
 133,500      Xerox Corp....................              3,028,781
                                                      ------------

              CHEMICALS--2.6%
  29,400      Dow Chemical Co...............              3,928,575
  32,200      Eastman Chemical Co...........              1,535,537
  25,000      Praxair, Inc..................              1,257,813
                                                      ------------
                                                         6,721,925
                                                      ------------

              COMPUTERS & BUSINESS EQUIPMENT--3.4%
  80,000      Compaq Computer Corp..........              2,165,000
  33,000      Hewlett-Packard Co............              3,759,937
  28,000      International Business
                Machines Corp...............              3,024,000
                                                       ------------
                                                          8,948,937
                                                       ------------

              CONGLOMERATE--1.4%
  19,000      Hanson PLC. (ADR).............                768,313
  11,000      Minnesota Mining &
                Manufacturing Co............              1,076,625
  64,500      Scana Corp....................              1,733,437
                                                       ------------
                                                          3,578,375
                                                       ------------

--------------------------------------------------------------------------------

                       See Notes to Financial Statements

                                                         VALUE
 SHARES                DESCRIPTION                      (NOTE 1)
-------------------------------------------------------------------
              CONTRUCTION MATERIALS--1.8%
 171,400      CNH Global N.V................           $  2,281,762
  65,000      Sherwin-Williams Co...........              1,365,000
  25,000      Vulcan Materials Co...........                998,438
                                                       ------------
                                                          4,645,200
                                                       ------------
              CONSUMER PRODUCTS--2.7%
  22,500      American Greetings Corp.......                531,563
  30,000      Crown Cork & Seal Co., Inc....                671,250
  43,500      Eastman Kodak Co..............              2,881,875
  44,100      Fortune Brands, Inc...........              1,458,056
 145,500      Pactiv Corp.*.................              1,545,937
                                                       ------------
                                                          7,088,681
                                                       ------------
              DOMESTIC OIL--1.3%
  48,613      Conoco, Inc. (Class B)........              1,209,248
  14,900      Sunoco, Inc...................                350,150
  80,200      USX - Marathon Group..........              1,979,938
                                                       ------------
                                                          3,539,336
                                                       ------------

              DRUGS & HEALTHCARE--5.3%
  30,000      Abbott Laboratories...........              1,089,375
  44,000      American Home Products
                Corp........................              1,735,250
  13,000      Baxter International, Inc.....                816,562
  24,000      Bristol-Myers Squibb Co.......              1,540,500
  80,000      Columbia/HCA Healthcare
                Corp........................              2,345,000
  20,000      Eli Lilly & Co................              1,330,000
  30,000      Merck & Co., Inc..............              2,011,875
  55,000      Mylan Laboratories............              1,385,312
  40,000      Schering-Plough Corp..........              1,687,500
                                                       ------------
                                                         13,941,374
                                                       ------------
              ELECTRIC UTILITIES--5.7%
  50,000      Central & South West Corp.....              1,000,000
  34,400      CMS Energy Corp...............              1,072,850
  70,000      DTE Energy Co.................              2,196,250
  32,000      Edison International..........                838,000
  27,400      Entergy Corp..................                705,550
  61,000      General Public Utilities                    1,826,187
                Corp........................
  36,000      PECO Energy Co................              1,251,000
  33,835      PP & L Resources, Inc.........           $    773,976
  28,800      Public Service Enterprise                   1,002,600
                Group Inc...................
  23,258      Scottish Power Plc. (ADR).....                651,224
  80,000      Southern Co...................              1,880,000
  50,000      Teco Energy, Inc..............                928,125
  21,832      Texas Utilities Co............                776,401
                                                       ------------
                                                         14,902,163
                                                       ------------

              ELECTRICAL EQUIPMENT--1.5%
  20,000      Emerson Electric Co...........              1,147,500
  30,000      Johnson Controls, Inc.........              1,706,250
  40,000      Raytheon Co., ( Class B)......              1,062,500
                                                       ------------
                                                          3,916,250
                                                       ------------

              ELECTRONICS--1.5%
  35,000      Intel Corp....................              2,880,938
  20,000      Rockwell International
                Corp........................                957,500
                                                       ------------
                                                          3,838,438
                                                       ------------

              ENERGY--1.1%
  81,900      Illinova Corp.................              2,846,025
                                                       ------------

              FINANCIAL SERVICES--7.3%
  53,050      Associates First Capital
                Corp........................              1,455,559
  25,000      Chase Manhattan Corp..........              1,942,187
  25,000      Citigroup, Inc................              1,389,063
  89,500      Federal National Mortgage
                Association.................              5,588,156
  68,265      Household International,
                Inc.........................              2,542,871
  27,000      MBIA, Inc.....................              1,425,938
  18,000      Morgan Stanley Dean Witter
                Discover & Co...............              2,569,500
  85,600      Washington Mutual, Inc........              2,225,600
                                                       ------------
                                                         19,138,874
                                                       ------------

              Foods--0.8%
  55,000      Sara Lee Corp.................              1,213,438
  45,000      SUPERVALU, Inc................                900,000
                                                       ------------
                                                          2,113,438
                                                       ------------

--------------------------------------------------------------------------------

                       See Notes to Financial Statements

THE TARGET PORTFOLIO TRUST

Portfolio of Investments December 31, 1999

                                                         VALUE
 SHARES                DESCRIPTION                      (NOTE 1)
-------------------------------------------------------------------
              FOREST PRODUCTS--3.0%
  35,200      Georgia-Pacific Corp..........           $  1,786,400
  50,000      Kimberly-Clark Corp...........              3,262,500
  39,600      Weyerhaeuser Co...............              2,843,775
                                                       ------------
                                                          7,892,675
                                                       ------------

              HOUSEHOLD APPLIANCES & HOME
                FURNISHINGS--1.1%
  46,300      Whirlpool Corp................              3,012,394
                                                       ------------
              INDUSTRIAL MACHINERY--0.3%
  16,000      Caterpillar, Inc..............                753,000
                                                       ------------
              INSURANCE--8.5%
  99,400      Allstate Corp.................              2,385,600
  81,258      American General Corp.........              6,165,451
  44,700      Lincoln National Corp.........              1,788,000
  15,000      Loews Corp....................                910,313
  33,000      MGIC Investment Corp..........              1,986,188
  89,175      Old Republic International
                Corp........................              1,215,009
 106,900      SAFECO Corp...................              2,659,137
  81,900      St. Paul Companies, Inc.......              2,759,006
  80,000      Torchmark Corp................              2,325,000
                                                       ------------
                                                         22,193,704
                                                       ------------

              INTERNATIONAL OIL--5.3%
  24,000      Chevron Corp..................              2,079,000
  28,000      Exxon Mobil Corp..............              2,255,750
 116,200      Occidental Petroleum Corp.....              2,512,825
 100,800      Phillips Petroleum Co.........              4,737,600
  40,000      Repsol S.A. (ADR).............                930,000
  26,300      Texaco, Inc...................              1,428,419
                                                       ------------
                                                         13,943,594
                                                       ------------

              MANUFACTURING--0.3%
  10,000      Illinois Tool Works, Inc......                675,625
                                                       ------------
              MEDICAL DEVICES--0.2%
  35,000      Quintiles Transnational,
                Corp.*......................                654,063
                                                       ------------
              MINING--0.9%
  33,500      Phelps Dodge Corp.............              2,248,688
                                                       ------------

              OIL FIELD/EQUIPMENT & SERVICES--0.5%
  60,000      Cadence Design Systems,
                Inc.*.......................           $  1,440,000
                                                       ------------

              PAPER--2.1%
  98,114      International Paper Co........              5,537,309
                                                       ------------

              PETROLEUM SERVICES--0.7%
  20,000      Norsk Hydro A S...............                855,000
  40,000      Ultramar Diamond Shamrock.....                907,500
                                                       ------------
                                                          1,762,500
                                                       ------------

              POLLUTION CONTROL--0.7%
 100,000      Waste Management, Inc.........              1,718,750
                                                       ------------

              PUBLISHING--0.9%
  30,000      Gannett Co., Inc..............              2,446,875
                                                       ------------

              RAILROADS & EQUIPMENT--1.2%
  16,300      CSX Corp......................                511,413
 135,000      Norfolk Southern Corp.........              2,767,500
                                                       ------------
                                                          3,278,913
                                                       ------------

              RETAIL TRADE--3.0%
  40,000      Albertson's, Inc..............              1,290,000
  35,000      Dillards, Inc., (Class A).....                706,562
  43,700      May Department Stores Co......              1,409,325
 110,000      Penney (J.C.) Co., Inc........              2,193,125
  50,000      Rite Aid Corp.................                559,375
  53,700      Sears, Roebuck & Co...........              1,634,494
                                                       ------------
                                                          7,792,881
                                                       ------------

              SOFTWARE--1.7%
  45,000      Computer Associates
                International, Inc..........              3,147,187
  35,000      Compuware Corp.*..............              1,303,750
                                                       ------------
                                                          4,450,937
                                                       ------------

              STEEL--2.0%
  35,000      Nucor Corp....................              1,918,437
 100,100      USX Corp.-U.S. Steel Group....              3,303,300
                                                       ------------
                                                          5,221,737
                                                       ------------

--------------------------------------------------------------------------------
                       See Notes to Financial Statements

                                                         VALUE
 SHARES                DESCRIPTION                      (NOTE 1)
-------------------------------------------------------------------
              TELECOMMUNICATIONS--7.1%
  32,300      ALLTEL Corp...................           $  2,670,806
 112,600      AT&T Corp.....................              5,714,450
  40,000      Bell Atlantic Corp............              2,462,500
  13,500      GTE Corp......................                952,594
  40,500      MCI WorldCom, Inc.*...........              2,149,031
  71,172      SBC Communications, Inc.......              3,469,635
  15,000      US West, Inc..................              1,080,000
                                                       ------------
                                                         18,499,016
                                                       ------------

              TIRES & RUBBER--0.4%
  65,000      Cooper Tire & Rubber Co.......              1,011,563
                                                       ------------

              TOBACCO--1.9%
 214,200      Philip Morris Companies,
                Inc.........................              4,966,762
                                                       ------------

              TOYS & AMUSEMENTS--0.2%
  50,000      Mattel, Inc...................                656,250
                                                       ------------

              TRUCKING & FREIGHT FORWARDING--0.2%
  20,000      Ryder System, Inc.............                488,750
                                                       ------------
              Total common stocks
                (cost $229,902,944).........            258,625,755
                                                       ------------

              SHORT-TERM INVESTMENT--1.2%
   3,200      Seven Seas Series Government
                Fund 4.84%**, 1/3/00 (cost
                $3,200,406).................              3,200,406
                                                       ------------
              Total Investments--99.9%
              (cost $233,103,350; Note 4)...            261,826,161
              Other assets in excess of
                liabilities--0.1%...........                330,251
                                                       ------------
              NET ASSETS--100%..............           $262,156,412
                                                       ============

---------------

 * Non-income producing.

** Rate represents yield at purchase date.

ADR--American Depository Receipts.

--------------------------------------------------------------------------------

             See Notes to Financial Statements

THE TARGET PORTFOLIO TRUST

SMALL CAPITALIZATION GROWTH PORTFOLIO
Portfolio of Investments December 31, 1999

                                                         VALUE
 SHARES                DESCRIPTION                      (NOTE 1)
-------------------------------------------------------------------
                LONG-TERM INVESTMENTS--98.0%

                Common Stocks--98.0%

                APPAREL & TEXTILES--1.3%
    75,700      Pacific Sunwear of
                  California, Inc.*..........          $  2,412,938
                                                       ------------

                AUTO/TRUCK EQUIPMENT--0.6%
    48,900      Keystone Automotive
                  Industries, Inc.*..........               287,288
    30,500      Oshkosh Truck Corp...........               894,031
                                                       ------------
                                                          1,181,319
                                                       ------------
                BUSINESS SERVICES--14.8%
   103,700      ACNielsen Corp.*.............             2,553,613
   108,950      Acxiom Corp.*................             2,614,800
    68,200      ADVO, Inc.*..................             1,619,750
    20,600      AnswerThink Consulting Group,
                  Inc.*......................               705,550
    29,350      CDW Computer Centers,
                  Inc.*......................             2,307,644
    35,800      ChoicePoint, Inc.*...........             1,481,225
     7,700      Critical Path, Inc.*.........               726,688
    60,950      CSG Systems International,
                  Inc.*......................             2,430,381
    98,050      Daisytek International
                  Corp.*.....................             2,285,791
    61,400      Hooper Holmes, Inc...........             1,581,050
   101,000      Interim Services, Inc.*......             2,499,750
    33,950      Pegasus Systems, Inc.*.......             2,047,609
    14,300      ProBusiness Services,
                  Inc.*......................               514,800
    58,100      Tech Data Corp.*.............             1,575,962
    45,200      Zebra Technologies Corp.*....             2,644,200
                                                       ------------
                                                         27,588,813
                                                       ------------
                CABLE & PAY TELEVISION--0.6%
    15,700      Jones Intercable, Inc.*......             1,088,206
                                                       ------------

                COMMERCIAL SERVICES--7.1%
    65,800      Coinmach Laundry Corp.*......               699,125
    71,200      Iron Mountain, Inc...........             2,799,050
   144,800      Grubb & Ellis Co.*...........               678,750
    84,550      On Command Corp.*............             1,564,175
    32,900      Quintiles Transnational
                  Corp.......................               614,819
    36,400      Ritchie Bros. Auctioneers,
                  Inc.*......................             1,010,100
    74,880      Trammell Crow Co.*...........          $    870,480
    71,400      Vicor Corp.*.................             2,891,700
    49,300      Zomax, Inc.*.................             2,230,825
                                                       ------------
                                                         13,359,024
                                                       ------------

                COMPUTERS & BUSINESS EQUIPMENT--3.0%
    51,200      Advanced Digital Information
                  Corp.*.....................             2,489,600
     6,600      Black Box Corp.*.............               442,200
    65,300      Cybex Computer Products
                  Corp.*.....................             2,644,650
                                                       ------------
                                                          5,576,450
                                                       ------------

                CONTRUCTION MATERIALS--1.0%
    65,800      Insituform Technologies,
                  Inc.*......................             1,858,850
                                                       ------------

                EDUCATIONAL SERVICES--0.8%
   120,800      Sylvan Learning Systems,
                  Inc.*......................             1,570,400
                                                       ------------

                ELECTRONICS--18.9%
    66,400      ACT Manufacturing, Inc.*.....             2,490,000
    66,000      Audiovox Corp.*..............             2,004,750
    55,350      Burr-Brown Corp.*............             1,999,519
    51,300      Credence Systems Corp.*......             4,437,450
    51,000      Cymer, Inc.*.................             2,346,000
    44,100      DII Group, Inc.*.............             3,129,722
    36,300      Electro Scientific
                  Industries, Inc.*..........             2,649,900
    75,500      Electroglas, Inc.*...........             1,915,812
     8,450      Electronics for Imaging,
                  Inc.*......................               491,156
    35,200      Integrated Device Technology,
                  Inc.*......................             1,020,800
   117,800      International Rectifier
                  Corp.*.....................             3,062,800
    13,350      Jabil Circuit, Inc.*.........               974,550
   102,400      KEMET Corp.*.................             4,614,400
    69,900      Mettler-Toledo International,
                  Inc.*......................             2,669,306
    31,800      Pittway Corp.................             1,425,038
                                                       ------------
                                                         35,231,203
                                                       ------------

                FINANCIAL SERVICES--6.1%
   222,550      AmeriCredit Corp.*...........             4,117,175
    26,300      Brown & Brown, Inc...........             1,007,619
    32,950      Investors Financial Services
                  Corp.......................             1,515,700
     5,300      M & T Bank Corp..............             2,195,525
    28,790      T. Rowe Price Associates,
                  Inc........................             1,063,430
    51,000      Texas Regional Bancshares,
                  Inc........................             1,479,000
                                                       ------------
                                                         11,378,449
                                                       ------------

--------------------------------------------------------------------------------

                       See Notes to Financial Statements

                                                         VALUE
 SHARES                DESCRIPTION                      (NOTE 1)
-------------------------------------------------------------------
                HOUSEHOLD APPLIANCES & HOME
                  FURNISHINGS--0.4%
    79,000      Falcon Products, Inc.........          $    681,375
                                                       ------------

                HOUSEHOLD PRODUCTS--4.1%
    68,700      NBTY, Inc.*..................               794,344
    69,500      Salton, Inc.*................             2,323,906
    85,800      Scotts Company (The)*........             3,453,450
    97,500      Topps Company, Inc...........             1,011,562
                                                       ------------
                                                          7,583,262
                                                       ------------

                INDUSTRIAL MACHINERY--4.8%
    69,400      Applied Power, Inc...........             2,550,450
    44,200      Asyst Technologies, Inc.*....             2,897,862
    50,300      Helix Technology Corp........             2,254,069
    29,100      Kulicke & Soffa Industries,
                  Inc.*......................             1,238,569
                                                       ------------
                                                          8,940,950
                                                       ------------

                LEISURE TIME--2.4%
    65,500      American Classic Voyages
                  Co.*.......................             2,292,500
   114,300      Aztar Corp.*.................             1,243,012
    55,800      JAKKS Pacific, Inc...........             1,042,763
                                                       ------------
                                                          4,578,275
                                                       ------------

                MEDICAL & DENTAL SUPPLIES--3.4%
    98,550      Hanger Orthopedic Group,
                  Inc.*......................               985,500
    58,300      Henry Schein, Inc.*..........               776,119
    56,450      King Pharmaceuticals,
                  Inc.*......................             3,164,728
    45,100      PolyMedica Corp.*............             1,042,937
    47,400      STAAR Surgical Co.*..........               462,150
                                                       ------------
                                                          6,431,434
                                                       ------------

                MISCELLANEOUS--0.7%
    65,150      Hollywood.com, Inc.*.........             1,237,850
                                                       ------------

                OIL FIELD/EQUIPMENT--0.3%
    30,000      CARBO Ceramics, Inc..........          $    656,250
                                                       ------------

                OIL FIELD/EXPLORATION AND
                  PRODUCTION--1.7%
    25,400      Devon Energy Corp............               835,025
    53,400      Newfield Exploration Co.*....             1,428,450
    72,800      Vintage Petroleum, Inc.......               878,150
                                                       ------------
                                                          3,141,625
                                                       ------------

                PUBLISHING--3.3%
    35,150      Information Holdings,
                  Inc.*......................             1,021,547
   147,000      Penton Media, Inc............             3,528,000
   100,100      PRIMEDIA Inc.*...............             1,651,650
                                                       ------------
                                                          6,201,197
                                                       ------------

                REAL ESTATE INVESTMENT TRUST--1.6%
    56,750      ProLogis Trust...............             1,092,438
    87,360      SL Green Reality Corp........             1,900,080
                                                       ------------
                                                          2,992,518
                                                       ------------

                RETAIL TRADE--6.5%
    29,000      Copart, Inc.*................             1,261,500
    21,500      Cost Plus, Inc.*.............               765,938
    73,000      Insight Enterprises, Inc.*...             2,965,625
    33,000      PC Connection, Inc.*.........             1,138,500
   104,300      Regis Corp...................             1,968,662
    47,400      Sonic Corp.*.................             1,350,900
    90,800      Spiegel, Inc.................               638,438
    58,250      Tractor Supply Co.*..........               932,000
    22,500      Zale Corp.*..................             1,088,437
                                                       ------------
                                                         12,110,000
                                                       ------------

                SOFTWARE--8.2%
    34,000      Advent Software, Inc.*.......             2,190,875
    74,900      Ardent Software, Inc.*.......             2,921,100
     5,700      Genesys Telecommunications
                  Laboratories, Inc.*........               307,800
    43,050      Integrated Systems, Inc.*....             1,444,865
    53,700      Midway Games, Inc.*..........             1,285,444
    15,300      NVIDIA Corp.*................               718,144
    27,300      Pinnacle Systems, Inc.*......             1,110,769

--------------------------------------------------------------------------------

                       See Notes to Financial Statements

THE TARGET PORTFOLIO TRUST

Portfolio of Investments December 31, 1999

                                                        VALUE
 SHARES                DESCRIPTION                     (NOTE 1)
-------------------------------------------------------------------
                SOFTWARE (CONT'D.)
     9,400      Rational Software Corp.*.....          $    461,775
    98,000      Santa Cruz Operation, Inc.
                  (The)*.....................             2,976,750
    80,900      Sybase, Inc.*................             1,375,300
    33,500      Take-Two Interactive
                  Software, Inc.*............               433,406
                                                       ------------
                                                         15,226,228
                                                       ------------

                TELECOMMUNICATION--4.4%
    45,100      Cabletron Systems, Inc.*.....             1,172,600
    32,300      Carrier Access Corp..........             2,174,194
    37,700      Polycom, Inc.*...............             2,401,018
    32,500      Xircom, Inc.*................             2,437,500
                                                       ------------
                                                          8,185,312
                                                       ------------

                TRANSPORTATION--2.0%
    67,800      American Freightways Corp....             1,097,512
    33,250      Expeditors International of
                  Washington, Inc............             1,456,766
    62,200      Swift Transportation Co.,
                  Inc........................             1,096,275
                                                       ------------
                                                          3,650,553
                                                       ------------
                Total common stocks
                  (cost $143,977,765)........           182,862,481
                                                       ------------

                SHORT-TERM INVESTMENTS--2.0%
 3,717,730      Seven Seas Money Market Fund
                  5.35%**....................             3,717,730
     2,524      Seven Seas Series Government
                  Fund 4.84%**, 1/3/00.......                 2,524
                                                       ------------
                Total short-term investments
                  (cost $3,720,254)..........             3,720,254
                                                       ------------
                TOTAL INVESTMENTS--100.0%
                (cost $147,698,019; Note
                  4).........................           186,582,735
                Other assets in excess of
                  liabilities................                20,468
                                                       ------------
                NET ASSETS--100%.............          $186,603,203
                                                       ============

------------------

 * Non-income producing security.

** Rate represents yield at purchase date.


--------------------------------------------------------------------------------

                       See Notes to Financial Statements

SMALL CAPITALIZATION VALUE PORTFOLIO
Portfolio of Investments December 31, 1999

                                                        VALUE
 SHARES                DESCRIPTION                     (NOTE 1)
-------------------------------------------------------------------
              LONG-TERM INVESTMENTS--98.5%

              COMMON STOCKS

              AEROSPACE--.9%
  24,600      AAR Corp......................           $    441,262
  11,100      Aviation Sales Co.*...........                183,150
  17,500      Cordant Technologies, Inc.....                577,500
                                                       ------------
                                                          1,201,912
                                                       ------------
              APPAREL & TEXTILES--0.3%
  31,300      Culp, Inc.....................                197,581
  20,500      Nautica Enterprises, Inc.*....                231,907
                                                       ------------
                                                            429,488
                                                       ------------

              AUTO RELATED--1.9%
  19,100      Borg-Warner Automotive,
                Inc.........................                773,550
  31,800      Modine Manufacturing Co.......                795,000
  54,512      Myers Industries, Inc.........                858,564
                                                       ------------
                                                          2,427,114
                                                       ------------
              AUTOMOBILES--0.6%
  49,700      Tower Automotive, Inc.*.......                767,244
                                                       ------------

              BANKS--6.0%
  31,807      AmSouth Bancorporation........                614,273
  19,200      Associated Banc Corp..........                657,600
  17,600      Bank United Corp..............                479,600
  14,800      Chittenden Corp...............                438,450
  37,000      Firstmerit Corp...............                851,000
  53,779      HUBCO, Inc....................              1,374,726
  51,600      Independent Bank Corp. -
                Mass........................                645,000
  31,750      People's Bank*................                670,719
  29,700      Southwest Bancorporation of
                Texas, Inc.*................                588,431
  31,400      Staten Island Bancorp,
                Inc.........................           $    565,200
  48,150      Susquehanna Bancshares,
                Inc.........................                764,381
                                                       ------------
                                                          7,649,380
                                                       ------------

              BUILDING & CONSTRUCTION--1.9%%
  45,300      Apogee Enterprises, Inc.......                229,331
   2,700      Dycom Industries, Inc.*.......                118,969
  14,100      Granite Construction, Inc.....                259,969
  22,500      Hughes Supply, Inc............                485,156
  18,800      Jacobs Engineering Group,
                Inc.*.......................                611,000
  17,600      Martin Marietta Materials,
                Inc.........................                721,600
                                                       ------------
                                                          2,426,025
                                                       ------------

              BUSINESS SERVICES--5.2%
  33,900      ACNielson Corp.*..............                834,787
  20,800      Acxiom Corp.*.................                499,200
  17,600      American Management Systems,
                Inc.*.......................                552,200
  60,800      Bowne & Co., Inc..............                820,800
  14,100      Gartner Group, Inc., Cl.A.....                215,025
  24,800      Interim Services, Inc.*.......                613,800
  35,800      ITT Educational Services,
                Inc.........................                552,662
  33,000      Mastech Corp.*................                816,750
  50,450      Tetra Tech, Inc...............                775,669
  15,300      The Standard Register Co......                296,438
  20,800      United Stationers, Inc.*......                594,100
                                                       ------------
                                                          6,571,431
                                                       ------------

              CHEMICALS--4.1%
  36,600      Cambrex Corp..................              1,260,412
  28,550      Ferro Corp....................                628,100
  13,400      Fuller (H.B.) Co..............                749,562
  63,400      Hanna (M.A.) Co...............                693,438
  24,700      OM Group, Inc.................                850,606
  72,287      RPM, Inc......................                736,424
  20,800      Schulman (A.), Inc............                339,300
                                                       ------------
                                                          5,257,842
                                                       ------------

              COMMUNICATION--0.3%
  32,600      Allen Telecom, Inc.*..........                376,938
                                                       ------------

--------------------------------------------------------------------------------

                       See Notes to Financial Statements

THE TARGET PORTFOLIO TRUST

Portfolio of Investments December 31, 1999

                                                        VALUE
 SHARES                DESCRIPTION                     (NOTE 1)
-------------------------------------------------------------------
              COMPUTERS & BUSINESS EQUIPMENT--3.0%
  49,200      Inacom Corp.*.................           $    359,775
  60,200      MTS Systems Corp..............                466,550
  47,900      Mentor Graphics Corp.*........                631,681
  21,500      Progress Software Corp.*......              1,220,125
 103,200      Quantum Corp.*................                715,950
  22,000      Storage Technology Corp.*.....                405,625
                                                       ------------
                                                          3,799,706
                                                       ------------

              CONSTRUCTION & MINING EQUIPMENT--0.8%
  60,200      JLG Industries, Inc...........                959,438
                                                       ------------

              DIVERSIFIED INDUSTRIALS--3.6%
  46,100      Applied Power, Inc............              1,694,175
  30,600      Brady (W.H.) Co...............              1,038,487
  28,600      Carlisle Co., Inc.............              1,029,600
  25,000      Teleflex, Inc.................                782,813
                                                       ------------
                                                          4,545,075
                                                       ------------

              DRUGS & HEALTHCARE--7.6%
  36,800      AmeriSource Health Corp.,
                Cl.A*.......................                558,900
  42,000      Apria Healthcare Group,
                Inc.*.......................                753,375
  34,100      Arrow International, Inc......                988,900
  14,800      Beckman Coulter, Inc..........                752,950
  21,000      DENTSPLY International,
                Inc.........................                496,125
  85,600      Invacare Corp.................              1,717,350
  27,000      Jones Pharmaceutical, Inc.....              1,172,812
  86,200      Meridian Diognostic...........                624,950
  25,000      Varian Medical Systems,
                Inc.*.......................                745,313
  21,100      Vital Signs, Inc..............                482,663
  42,300      West Pharmaceutical Services,
                Inc.........................              1,308,656
                                                       ------------
                                                          9,601,994
                                                       ------------

              ELECTRIC UTILITIES--0.9%
  34,300      Avista Corp...................                529,506
  33,120      Sierra Pacific Resources......                573,390
                                                       ------------
                                                          1,102,896
                                                       ------------

              ELECTRICAL EQUIPMENT--4.0%
  43,700      Anixter International,
                Inc.*.......................           $    901,312
  16,900      Belden, Inc...................                354,900
  10,800      Oak Industries, Inc.*.........              1,146,150
  26,400      Polaroid Corp.................                496,650
  27,500      Sensormatic Electronics
                Corp.*......................                479,531
  26,200      Technitrol, Inc...............              1,165,900
  45,700      Woodhead Industries, Inc......                531,263
                                                       ------------
                                                          5,075,706
                                                       ------------

              ELECTRONICS--10.8%
  40,300      Ametek Aerospace Prods,
                Inc.........................                768,219
  29,800      Bell & Howell Co.*............                948,013
  27,100      C&D Technologies..............              1,151,750
   4,200      Credence Systems Corp.*.......                363,300
  16,100      Dallas Semiconductor Corp.....              1,037,444
  18,000      Electro Scientific
                Industries, Inc.*...........              1,314,000
   8,500      Electronics for Imaging,
                Inc.*.......................                494,063
  23,600      Harman International
                Industries, Inc.............              1,324,550
  14,800      KEMET Corp.*..................                666,925
   2,900      Lam Research Corp.*...........                323,531
  35,850      Methode Eletronics, Inc.......              1,151,681
  71,100      Pioneer Standard Electronics,
                Inc.........................              1,026,506
  20,200      Rogers Corp.*.................                772,650
  30,100      Tektronix, Inc................              1,170,137
  53,000      Varian, Inc...................              1,192,500
                                                       ------------
                                                         13,705,269
                                                       ------------

              FOOD - SERVICE/LODGING--0.7%
  64,000      Marcus Corp...................                860,000
                                                       ------------

              FOODS--5.2%
  28,800      American Italian Pasta Co.,
                Cl.A*.......................                885,600
  38,600      Aurora Foods, Inc.*...........                359,463
  44,800      Flowers Industries, Inc.......                714,000
  26,650      Lancaster Colony Corp.........                882,781
  12,300      Lance, Inc....................                123,000
  36,800      Performance Food Group Co.....                897,000
  38,400      Ralcorp Holdings, Inc.*.......                765,600
  72,800      United Natural Foods, Inc.....                873,600
  53,200      Universal Foods Corp..........              1,083,950
                                                       ------------
                                                          6,584,994
                                                       ------------

--------------------------------------------------------------------------------

                        See Notes to Financial Statements

                                                        VALUE
 SHARES                DESCRIPTION                     (NOTE 1)
-------------------------------------------------------------------
              GAS & PIPELINE UTILITIES--2.0%
  20,600      Equitable Resources, Inc......           $    687,525
  20,600      National Fuel Gas Co..........                957,900
  31,700      Washington Gas Light Co.......                871,750
                                                       ------------
                                                          2,517,175
                                                       ------------
              HOMEBUILDERS--1.0%
  17,700      Kaufman & Broad Home Corp.....                428,119
  47,500      Toll Brothers, Inc.*..........                884,687
                                                       ------------
                                                          1,312,806
                                                       ------------

              HOTELS & RESTAURANTS--0.8%
  31,200      Lone Star Steakhouse & Saloon,
                Inc.*.......................                278,362
  10,000      Luby's Cafeterias, Inc........                113,750
  46,300      Prime Hospitality Corp.*......                408,019
  20,600      Ryan's Family Steak Houses,
                Inc.*.......................                175,100
                                                       ------------
                                                            975,231
                                                       ------------

              HOUSEHOLD APPLIANCES & HOME
                Furnishings--1.9%
  24,000      Bassett Furniture Industries,
                Inc.........................                384,000
  45,000      Chromcraft Revington, Inc.*...                472,500
  20,700      Ethan Allen Interiors, Inc....                663,694
  42,700      Furniture Brands
                International, Inc.*........                939,400
                                                       ------------
                                                          2,459,594
                                                       ------------
              INDUSTRIAL MACHINERY--3.3%
   4,300      Briggs & Stratton Corp........                230,588
  23,425      Crane Co......................                465,572
  24,900      Graco, Inc....................                893,287
  28,100      Hussmann International,
                Inc.........................                423,256
  23,209      Mark IV Industries, Inc.......                410,509
  14,700      Polaris Industries, Inc.......                532,875
  34,400      Regal-Beloit Corp.............                709,500
  39,900      Watts Industries, Inc.,
                Cl.A........................                588,525
                                                       ------------
                                                          4,254,112
                                                       ------------

              INSURANCE--5.1%
  13,900      Arthur J. Gallagher & Co......                900,025
  11,700      Blanch (E.W.) Holdings,
                Inc.........................                716,625
  25,000      Brown & Brown, Inc............                957,812
  35,800      Enhance Financial Services
                Group, Inc..................                581,750
  26,000      Everest Reinsurance Holdings,
                Inc.........................                580,125
  17,800      HCC Insurance Holdings,
                Inc.........................           $    234,738
  36,300      Horace Mann Educators
                Corp........................                712,387
  33,200      Protective Life Corp..........              1,056,175
  15,272      Radian Group, Inc.............                729,238
                                                       ------------
                                                          6,468,875
                                                       ------------

              MANUFACTURING--1.8%
  28,300      Federal Signal Corp...........                454,569
  16,900      Flowserve Corp................                287,300
  17,800      Lydall, Inc.*.................                117,925
  18,200      Roper Industries, Inc.........                688,187
  17,800      The Dexter Corporation........                707,550
                                                       ------------
                                                          2,255,531
                                                       ------------

              MISCELLANEOUS--1.7%
  31,800      American National Can Group,
                Inc.........................                413,400
  36,800      AptarGroup, Inc...............                924,600
  19,950      CIRCOR International,
                Inc.*.......................                205,735
  45,100      Whitman Corp..................                606,031
                                                       ------------
                                                          2,149,766
                                                       ------------

              OFFICE EQUIPMENT--0.4%
  23,800      HON Industries, Inc...........                522,113
                                                       ------------

              OIL & GAS--2.4%
  20,700      CONSOL Energy, Inc............                209,588
  22,700      Devon Energy Corp.............                746,262
  63,400      Helmerich & Payne, Inc........              1,382,912
  74,500      Pennzoil Quaker State
                Company.....................                758,969
                                                       ------------
                                                          3,097,731
                                                       ------------

              OIL & GAS - PRODUCTION/PIPELINE--1.3%
  27,600      Barrett Resources Corp.*......                812,475
  98,400      Santa Fe Snyder Corp..........                787,200
                                                       ------------
                                                          1,599,675
                                                       ------------

              OIL-SUPPLIES & CONSTRUCTION--0.4%
  12,700      Tidewater, Inc................                457,200
                                                       ------------

--------------------------------------------------------------------------------

                       See Notes to Financial Statements

THE TARGET PORTFOLIO TRUST

Portfolio of Investments December 31, 1999

                                                        VALUE
 SHARES                DESCRIPTION                     (NOTE 1)
-------------------------------------------------------------------
              PAPER & PAPER PRODUCTS--1.0%
  21,300      Chesapeake Corp...............           $    649,650
  52,500      Wausau Paper Co...............                613,594
                                                       ------------
                                                          1,263,244
                                                       ------------
              PETROLEUM SERVICES--0.5%
  62,000      Varco International, Inc......                631,625
                                                       ------------

              PRINTING & PUBLISHING--3.7%
  11,650      American Business Products,
                Inc.........................                136,159
  82,750      Banta Corp....................              1,867,047
  12,400      Houghton Mifflin Co...........                523,125
  36,400      Lee Enterprises, Inc..........              1,162,525
  40,400      Mail-Well, Inc.*..............                545,400
  10,900      Pulitzer, Inc.................                439,406
                                                       ------------
                                                          4,673,662
                                                       ------------

              PROFESSIONAL SERVICES--2.0%
  18,900      CDI Corp.*....................                455,963
  29,100      HSB Group, Inc................                983,944
  18,600      Keane, Inc.*..................                590,550
  28,100      R.H. Donnelley Corp.*.........                530,387
                                                       ------------
                                                          2,560,844
                                                       ------------
              REAL ESTATE INVESTMENT TRUST--3.5%
  52,400      Catellus Development Corp.*...                671,375
  17,500      Chateau Communities, Inc......                453,906
   9,000      Chelsea GCA Realty, Inc.......                267,750
  30,000      FelCor Lodging Trust, Inc.....                525,000
  33,700      Glenborough Realty Trust,
                Inc.........................                450,738
  27,400      JDN Realty Corp...............                441,825
  22,200      Kilroy Realty Corp............                488,400
  25,600      Liberty Property Trust........                620,800
  18,100      Mack California Realty
                Corp........................                471,731
                                                       ------------
                                                          4,391,525
                                                       ------------

              RETAIL - APPAREL--1.2%
  14,200      Lands End, Inc................           $    493,450
   8,100      Talbots, Inc..................                361,463
  18,000      The Men's Wearhouse, Inc.*....                528,750
  13,900      The Wet Seal, Inc., Cl.A*.....                170,275
                                                       ------------
                                                          1,553,938
                                                       ------------

              RETAIL - GROCERY--1.8%
  38,300      Caseys General Stores,
                Inc.........................                399,756
  25,300      Great Atlantic & Pacific Tea
                Co., Inc....................                705,238
  79,400      Ruddick Corp..................              1,230,700
                                                       ------------
                                                          2,335,694
                                                       ------------

              RETAIL - TRADE--1.7%
  53,300      Borders Group, Inc.*..........                856,131
  59,300      CompUSA Inc.*.................                303,913
  66,100      Pier 1 Imports, Inc...........                421,387
  80,400      Venator Group, Inc.*..........                562,800
                                                       ------------
                                                          2,144,231
                                                       ------------

              SAVINGS & LOAN--1.5%
  22,425      Astoria Financial Corp........                682,561
  46,411      Sovereign Bancorp, Inc........                345,907
  36,800      Webster Financial Corp........                867,100
                                                       ------------
                                                          1,895,568
                                                       ------------

              TOYS & AMUSEMENTS--0.5%
  25,405      Russ Berrie & Co., Inc........                666,881
                                                       ------------

              TRUCKING & FREIGHT FORWARDINGG--1.2%
  24,100      CNF Transportation, Inc.......                831,450
  54,000      Werner Enterprises, Inc.......                759,375
                                                       ------------
                                                          1,590,825
                                                       ------------
              Total common stocks
                (cost $110,128,333).........            125,120,298
                                                       ------------

--------------------------------------------------------------------------------

                       See Notes to Financial Statements

                                                        VALUE
 SHARES                DESCRIPTION                     (NOTE 1)
-------------------------------------------------------------------

              WARRANT*--0.0%
  33,910      Wilshire Technologies, Inc.
                expiring Nov. 28, 2002
                (cost $0)...................           $          0
                                                       ------------
              Total long-term investments
                (cost $110,128,333).........            125,120,298
                                                       ------------

              SHORT-TERM INVESTMENTS--1.3%

PRINCIPAL
 AMOUNT
 (000)        U.S. GOVERNMENT SECURITIES
--------
              United States Treasury Bills,
$  1,425      5.05%, 1/27/00................              1,419,865
      75      4.95%, 3/23/00................                 74,135
     125      5.28%, 3/23/00................                123,557
                                                       ------------
              TOTAL SHORT-TERM INVESTMENTS
                (cost $1,617,481)...........              1,617,557
                                                       ------------
              Total Investments--99.8%
              (cost $111,745,814; Note 4)...            126,737,855
              Other assets in excess of
                liabilities--0.2%...........                272,144
                                                       ------------
              NET ASSETS--100%..............           $127,009,999
                                                       ============

---------------
 * Non-income producing security.

--------------------------------------------------------------------------------

                       See Notes to Financial Statements

THE TARGET PORTFOLIO TRUST
INTERNATIONAL EQUITY PORTFOLIO
Portfolio of Investments December 31, 1999

-------------------------------------------------------------------
                                                           US$
                                                          VALUE
  SHARES                DESCRIPTION                     (NOTE 1)
-------------------------------------------------------------------
              LONG-TERM INVESTMENTS--99.0%

              COMMON STOCKS

              AUSTRALIA--1.9%
 405,722      Broken Hill Proprietary Co.,
                Ltd.........................           $  5,327,397
                                                       ------------

              DENMARK--1.7%
  63,900      Tele Danmark A.S..............              4,747,811
                                                       ------------

              FINLAND--1.4%
 163,200      MeritaNondbaken OYJ...........                961,737
  71,380      UPM Kymmene OYJ...............              2,876,184
                                                       ------------
                                                          3,837,921
                                                       ------------

              FRANCE--14.7%
  31,930      Alcatel.......................              7,333,545
  56,414      Aventis SA*...................              3,273,329
  68,877      Aventis SA (New)..............              4,003,412
  27,470      Axa SA........................              3,829,790
  52,060      Banque Nationale de Paris.....              4,803,744
  15,680      Cie de Saint Gobain...........              2,948,972
  36,200      Michelin, Series B............              1,422,176
  16,500      Suez Lyonnaise des Eaux.......              2,644,444
  44,185      Total Fina SA, Series B.......              5,897,541
  45,601      Vivendi.......................              4,118,176
                                                       ------------
                                                         40,275,129
                                                       ------------
              GERMANY--9.9%
  10,999      Allianz A.G...................              3,695,126
  40,383      DaimlerChrysler A.G...........              3,140,481
 134,800      Deutsche Lufthansa A.G........              3,136,766
  23,032      Deutsche Telekom A.G..........              1,640,330
  61,180      Metro A.G.....................              3,291,023
  52,100      Siemens A.G...................              6,628,592
  97,600      Thyssen Krupp A.G.............              2,974,099
  57,400      Veba A.G......................              2,789,905
                                                       ------------
                                                         27,296,322
                                                       ------------

-------------------------------------------------------------------
                                                           US$
                                                          VALUE
  SHARES                DESCRIPTION                     (NOTE 1)
-------------------------------------------------------------------
                ITALY--2.6%
   537,900      Eni SpA.....................           $ 2,958,520
   192,100      Sao Paolo Imi SpA...........             2,610,475
   234,100      Telecom Italia SpA..........             1,426,714
                                                       -----------
                                                         6,995,709
                                                       -----------

                JAPAN--25.7%
   241,000      Asahi Breweries, Ltd........             2,637,154
   159,000      Canon, Inc..................             6,318,293
   242,000      Fuji Bank, Ltd..............             2,352,021
       270      Japan Tobacco, Inc..........             2,066,556
   123,000      Kao Corp....................             3,509,298
    16,600      Nintendo Co., Ltd...........             2,758,814
       291      Nippon Telegraph & Telephone
                  Corp......................             4,984,340
   715,000      Nissan Motor Co., Ltd.*.....             2,813,253
       205      NTT Mobile Communications
                  Network, Inc..............             7,885,387
    32,900      Orix Corp...................             7,412,724
    33,200      Promise Co., Ltd............             1,689,733
   101,000      Sankyo Co., Ltd.............             2,075,952
    39,700      Sony Corp...................            11,773,613
   533,000      Sumitomo Trust & Banking
                  Co., Ltd..................             3,599,589
    44,000      TDK Corp....................             6,076,539
   292,000      The Industrial Bank of
                  Japan, Ltd................             2,815,112
                                                       -----------
                                                        70,768,378
                                                       -----------

                NETHERLANDS--4.2%
    67,500      Heineken N.V................             3,292,371
    76,100      ING Groep N.V...............             4,594,959
    26,934      Philips Electronics N.V.....             3,662,814
                                                       -----------
                                                        11,550,144
                                                       -----------

                PORTUGAL--1.0%
   244,700      Portugal Telecom............             2,684,368
                                                       -----------

                SINGAPORE--2.4%
   360,850      Overseas Chinese Banking
                  Corp., Ltd................             3,314,924
   383,328      United Overseas Bank, Ltd...             3,383,321
                                                       -----------
                                                         6,698,245
                                                       -----------

--------------------------------------------------------------------------------
                       See Notes to Financial Statements

-------------------------------------------------------------
                                                     US$
                                                    VALUE
  SHARES                DESCRIPTION               (NOTE 1)
-------------------------------------------------------------
              SPAIN--5.3%
 217,400      Endesa S.A....................     $  4,316,447
 407,341      Telefonica S.A................       10,176,303
                                                 ------------
                                                   14,492,750
                                                 ------------

              SWEDEN--3.0%
 142,700      Electrolux AB, Series B.......        3,588,882
 205,900      Nordbanken Holding AB.........        1,209,895
 189,800      Svenska Handelsbanken AB,
                Series A....................        2,386,720
  41,900      Volvo AB, Series B............        1,083,324
                                                 ------------
                                                    8,268,821
                                                 ------------

              SWITZERLAND--3.8%
  33,985      ABB A.G., Series A*...........        4,156,615
     290      Roche Holdings A.G............        3,442,191
   4,920      Zurich Allied A.G.............        2,805,602
                                                 ------------
                                                   10,404,408
                                                 ------------
              UNITED KINGDOM--21.4%
 162,000      Allied Zurich PLC.............        1,910,254
  98,783      Astrazeneca Group PLC.........        4,103,991
 392,200      BP Amoco PLC..................        3,958,998
 577,128      British Aerospace PLC.........        3,794,196
 346,500      British America Tobacco
                Industries PLC..............        1,958,955
 309,664      British Energy PLC............        1,779,463
 282,012      Cadbury Schweppes PLC.........        1,699,142
 301,599      Diageo PLC....................        2,406,634
  78,800      GKN PLC.......................        1,290,677
 414,600      Granada Group PLC.............        4,185,646
 314,100      Great Universal Stores PLC....        1,826,517
 262,800      Halifax Group PLC.............        2,869,626
 298,805      HSBC Holdings PLC.............        4,189,843
 331,038      Imperial Chemical Industries
                PLC.........................        3,497,106
 461,500      Invensys PLC..................        2,439,968
 142,600      National Westminster Bank PLC.        3,063,546
 159,639      Prudential Corp. PLC..........        3,115,008
 378,400      Reed International PLC........        2,842,218
 375,000      Royal & Sun Alliance Insurance
                Group PLC...................        2,810,622

-------------------------------------------------------------
                                                     US$
                                                    VALUE
  SHARES                DESCRIPTION               (NOTE 1)
-------------------------------------------------------------
   155,300    Smithkline Beecham PLC......        $  1,969,220
   373,200    Tesco PLC...................           1,133,320
   284,592    Unilever PLC................           2,091,642
                                                  ------------
                                                    58,936,592
                                                  ------------
              Total long-term investments
                (cost US$193,388,123).....         272,283,995
                                                  ------------
PRINCIPAL
  AMOUNT
  (000)       SHORT-TERM INVESTMENTS--1.0%
----------
              United States Treasury Bills,
$      795    5.01%, 1/27/00..............             792,298
     1,885    5.05%, 1/27/00..............           1,878,397
        65    4.95%, 3/23/00..............              64,262
        65    5.00%, 3/23/00..............              64,262
                                                  ------------
              Total short-term investments
                (cost US$2,798,856).......           2,799,219
                                                  ------------
              TOTAL INVESTMENTS--100.0%
              (cost US$196,186,979; Note 4)        275,083,214
              Liabilities in excess of
                other assets..............             (86,631)
                                                  ------------
              NET ASSETS--100%............        $274,996,583
                                                  ============


------------------
* Non-income producing securities.

--------------------------------------------------------------------------------
                       See Notes to Financial Statements

THE TARGET PORTFOLIO TRUST
INTERNATIONAL EQUITY PORTFOLIO (CONT'D)
Portfolio of Investments December 31, 1999

The industry classification of portfolio holdings shown as a percentage of net assets as of December 31, 1999 was as follows:

Banking............................................................   12.7%
Telecommunications.................................................   12.2
Electronics........................................................    8.9
Insurance..........................................................    6.6
Energy.............................................................    4.9
Food & Beverage....................................................    4.8
Oil & Gas Services.................................................    4.7
Diversified Industries.............................................    4.0
Automobiles........................................................    3.1
Chemicals..........................................................    2.7
Leasing............................................................    2.7
Manufacturing......................................................    2.7
Medical Products & Services........................................    2.7
Pharmaceuticals....................................................    2.7
Diversified Manufacturing..........................................    2.4
Financial Services.................................................    2.3
Computers..........................................................    2.2
Natural Resources Sector...........................................    1.9
Retail.............................................................    1.9
Engineering & Equipment............................................    1.5
Tobacco............................................................    1.5
Aerospace/Defense..................................................    1.4
Consumer Durable Goods.............................................    1.3
Cosmetics/Toiletries...............................................    1.3
Air Transportation.................................................    1.1
Forest Products....................................................    1.0
Industrials........................................................    1.0
Publishing.........................................................    1.0
U.S Government Securities..........................................    1.0
Electrical Equipment...............................................    0.9
Miscellaneous......................................................    0.9
                                                                     -----
                                                                     100.0%
                                                                     =====

--------------------------------------------------------------------------------
                       See Notes to Financial Statements

INTERNATIONAL BOND PORTFOLIO
Portfolio of Investments December 31, 1999

--------------------------------------------------------------------------------
 PRINCIPAL                                                            US$
  AMOUNT                                                             VALUE
  (000)                          DESCRIPTION                        (NOTE 1)
--------------------------------------------------------------------------------
                         LONG-TERM INVESTMENTS--98.1%

                         AUSTRALIA--4.0%
                         New South Wales Treasury Corp.,
A$     800                 6.50%, 5/1/06...............           $   506,293
                         Queensland Treasury Corp.,
       800                 8.00%, 8/14/01..............               538,330
                                                                  -----------
                                                                    1,044,623
                                                                  -----------

                         CANADA--7.4%
                         Canadian Gov't. Bonds,
C$     100                 5.50%, 6/1/09...............                65,597
                         Deutsche Fin(Neth),
     1,500                 7.00%, 1/7/04...............             1,054,209
                         Province of Ontario,
     1,150                 8.00%, 3/11/03..............               833,409
                                                                  -----------
                                                                    1,953,215
                                                                  -----------

                         EUROBONDS--46.8%
                         Deutschland Rep.,
 EUR 2,700                 4.00%, 7/4/09...............             2,450,579
                         Depfa Pfandriefbank,
     1,700                 5.00%, 2/3/05...............             1,699,651
                         Dutch Gov't. Bonds,
       700                 7.50%, 1/15/23..............               835,949
                         Finnish Gov't. Bonds,
     1,000                 9.50%, 3/15/04..............             1,176,685
                         French Gov't. Bonds,
     1,500                 4.00%, 10/25/09.............             1,344,812
                         French Treasury Note,
       400                 4.50%, 7/12/02..............               403,544
                         German Gov't. Bonds,
       307                 6.00%, 1/5/06...............               323,399
       200                 6.00%, 7/4/07...............               210,234
                         Italian Gov't. Bonds,
     1,300                 4.50%, 5/1/09...............             1,215,267

--------------------------------------------------------------------------------
 PRINCIPAL                                                            US$
  AMOUNT                                                             VALUE
  (000)                          DESCRIPTION                        (NOTE 1)
--------------------------------------------------------------------------------
                         Obrig Do Tes Medio Prazo,
 EUR   500                 3.625%, 8/19/04.............           $   474,461
       750                 5.375%, 6/23/08.............               745,313
                         Spanish Gov't. Bonds,
     1,000                 5.15%, 7/30/09..............               978,137
                         Treuhandanstalt,
       500                 6.875%, 6/11/03.............               536,666
                                                                  -----------
                                                                   12,394,697
                                                                  -----------

                         GERMANY--9.9%
                         Austrian Gov't. Bonds,
 DM  1,000                 7.25%, 5/3/07...............               568,615
                         Halifax PLC,
     2,000                 5.625%, 7/23/07.............             1,023,404
                         Nordic Invest. Bank,
     2,000                 4.875%, 3/1/01..............             1,037,310
                                                                  -----------
                                                                    2,629,329
                                                                  -----------

                         JAPAN--7.4%
                         Japan - Gov't. 10-Yr.
 Y 130,000                 6.20%, 3/20/00..............             1,287,213
                         Kingdom of Spain,
    60,000                 3.10%, 9/20/06..............               660,076
                                                                  -----------
                                                                    1,947,289
                                                                  -----------

                         NEW ZEALAND--15.8%
                         Int'l. Bank Recon. & Dev.,
NZ$  2,500                 7.25%, 5/27/03..............             1,293,840
       750                 5.375%, 11/6/03.............               363,464
                         New Zealand Gov't. Bonds,
     2,000                 5.50%, 4/15/03..............             1,001,110
     3,000                 7.00%, 7/15/09..............             1,533,798
                                                                  -----------
                                                                    4,192,212
                                                                  -----------

--------------------------------------------------------------------------------
                       See Notes to Financial Statements

THE TARGET PORTFOLIO TRUST
INTERNATIONAL BOND PORTFOLIO (CONT'D)
Portfolio of Investments December 31, 1999

---------------------------------------------------------------
 PRINCIPAL                                            US$
  AMOUNT                                             VALUE
  (000)                 DESCRIPTION                (NOTE 1)
---------------------------------------------------------------
                SWEDEN--3.6%
                Kingdom of Sweden,
 SEK 5,000        9.00%, 4/20/09..............      $   723,352
                Swedish Gov't. Bonds,
     2,000        6.00%, 2/9/05...............          240,428
                                                    -----------
                                                        963,780
                                                    -----------

                UNITED STATES--3.2%
                U.S. Treasury Notes,
US$    796        3.375%, 1/15/07 (TIPS)......          750,151
       104        3.625%, 1/15/08 (TIPS)......           99,130
                                                    -----------
                                                        849,281
                                                    -----------
                Total long-term investments
                  (cost US$27,761,696)........       25,974,426
                                                    -----------
                TOTAL INVESTMENTS--98.1%
                (cost US$27,761,696; Note 4)..       25,974,426
                Other assets in excess of
                  liabilities--1.9%...........          517,149
                                                    -----------
                Net Assets--100%..............      $26,491,575
                                                    ===========

------------------
(TIPS)--Treasury inflationary protection securities.
Portfolio securities are classified according to the securities currency denomination.

--------------------------------------------------------------------------------
                       See Notes to Financial Statements

TOTAL RETURN BOND PORTFOLIO
Portfolio of Investments December 31, 1999

-------------------------------------------------------------------------------------
 MOODY'S      PRINCIPAL
 RATING        AMOUNT                                                      VALUE
(UNAUDITED)      (000)             DESCRIPTION                            (NOTE 1)
-------------------------------------------------------------------------------------
                             LONG-TERM INVESTMENTS--110.1%

                             CORPORATE BONDS--31.9%

                             AIRLINES--2.6%
                             Continental Airlines, Inc.,
Ba2           $    600         9.50%, 12/15/01.........                 $    609,000
                             United Airlines, Inc.,
Baa1             1,000         10.85%, 2/19/15.........                    1,151,520
                                                                        ------------
                                                                           1,760,520
                                                                        ------------

                             AUTOMOBILES & PARTS--1.2%
                             Federal-Mogul Corp.,
Ba1                850         7.75%, 7/1/06...........                      788,198
                                                                        ------------

                             BANKING--7.4%
                             Asian Development Bank,
Aaa                900         5.82%, 6/16/28..........                      817,012
                             Capital One Bank,
Baa2             1,200         6.91%, 7/28/03..........                    1,208,328
                             GS Escrow Corp.,
Ba1              1,300         6.75%, 8/1/01...........                    1,253,443
                             MBNA Bank, Inc.,
Baa1               100 ++      6.33%, 8/7/01...........                       99,820
Baa1             1,100 ++      6.50%, 12/10/02.........                    1,082,292
Baa1               500 ++      6.88%, 7/15/04..........                      483,285
                                                                        ------------
                                                                           4,944,180
                                                                        ------------

                             CABLE--1.0%
                             Tele-Communications, Inc.,
Aa3                700 ++      6.72%, 3/12/01..........                      701,048
                                                                        ------------
                             FINANCIAL SERVICES--14.7%
                             Ford Credit Auto Owner Trust,
Aaa              1,300         5.77%, 11/15/01.........                    1,293,084
                             Ford Motor Credit Co.,
A1               1,200         5.75%, 2/23/04..........                    1,139,244
                             General Motors Acceptance Corp.,
AAA ##             700 ++      6.34%, 4/5/04...........                      698,311
A2               1,300 ++      6.34%, 4/5/04, (MTN)....                    1,296,863

-------------------------------------------------------------------------------------
 MOODY'S      PRINCIPAL
 RATING        AMOUNT                                                    VALUE
(UNAUDITED)      (000)             DESCRIPTION                          (NOTE 1)
-------------------------------------------------------------------------------------
                             Goldman Sachs Group, L.P.,
A1             $ 1,000 ++      6.40%, 1/25/01..........                 $  1,001,080
                             Heller Financial, Inc.,
A3               1,100 ++      6.46%, 4/28/03..........                    1,106,325
A3                 800 ++      6.50%, 7/22/02..........                      785,504
                             Lehman Brothers Holdings, Inc.,
A2               1,100 ++      6.42%, 9/3/02...........                    1,101,494
A3                 200 ++      6.98%, 4/1/02...........                      200,912
                             Orix Credit Alliance, Inc.,
Baa1             1,300 ++      6.79%, 4/16/01..........                    1,296,386
                                                                        ------------
                                                                           9,919,203
                                                                        ------------

                             HEALTH CARE--0.7%
                             Columbia/HCA Healthcare Corp.,
Ba1                450         6.88%, 7/15/01..........                      435,668
                                                                        ------------

                             INDUSTRIALS--1.0%
                             Westpoint Stevens, Inc.,
Ba2                700         7.88%, 6/15/05..........                      637,000
                                                                        ------------

                             OIL & GAS EXPLORATION PRODUCTION--0.8%
                             R & B Falcon Corp.,
Ba3                600         6.50%, 4/15/03..........                      553,500
                                                                        ------------

                             RECREATION--1.1%
                             Green Tree Recreational Equipment,
Aaa                775         6.55%, 7/15/28..........                      766,155
                                                                        ------------

                             UTILITIES--1.4%
                             Niagara Mohawk Power Corp.,
Baa1             1,000         6.88%, 3/1/01...........                      997,970
                                                                        ------------
                             Total corporate bonds
                               (cost $21,868,067)....                     21,503,442
                                                                        ------------

                             U.S. GOVERNMENT AGENCY MORTGAGE
                               BACKED SECURITIES--56.8%
                             Federal Home Loan Mortgage Corp.,
                   900         5.50%, 12/31/29.........                      792,842
                 7,300         6.00%, 5/15/28-12/1/29..                    6,609,263
                   849         6.50%, 9/15/18-12/15/21, (I/O)                 92,229

--------------------------------------------------------------------------------
                       See Notes to Financial Statements

THE TARGET PORTFOLIO TRUST
TOTAL RETURN BOND PORTFOLIO (CONT'D)
Portfolio of Investments December 31, 1999

----------------------------------------------------------------------------------
 MOODY'S       PRINCIPAL
 RATING         AMOUNT                                                  VALUE
(UNAUDITED)       (000)              DESCRIPTION                       (NOTE 1)
----------------------------------------------------------------------------------
                               U.S. GOVERNMENT AGENCY MORTGAGE
                                 BACKED SECURITIES (CONT'D.)
                               Federal Home Loan Mortgage
                                 Corp., (cont'd.)
               $    459          6.90%, 1/1/24...........             $    463,117
                  1,897          7.20%, 11/1/06..........                1,884,224
                  2,109          7.50%, 9/1/16 - 12/1/29.                2,089,297
                    900          8.00%, 9/15/29..........                  881,299
                     12          9.25%, 1/1/10...........                   12,899
                               Federal National Mortgage Assn.,
                  2,300          5.50%, 12/31/29.........                2,023,641
                    895          5.82%, 5/1/36...........                  876,909
                  1,091 ++       6.59%, 1/1/20...........                1,111,851
                               Government National Mortgage Assn.,
                  1,789          6.38%, 2/20/17 - 2/20/26                1,815,713
                  4,950          6.50%, 12/15/29.........                4,645,278
                  1,773          6.75%, 7/20/22 - 7/20/27                1,788,584
                 10,230          7.00%, 12/15/29.........                9,878,395
                  3,309          7.50%, 2/15/27 - 12/31/29               3,261,848
                                                                      ------------
                               Total U.S. government agency
                                 mortgage backed securities
                                 (cost $38,616,475)....                 38,227,389
                                                                      ------------
                               FOREIGN CORPORATE BONDS--2.1%
                               Hellenic Finance, SCA,
Baa1                700          2.00%, 7/15/03........                    705,250
                               Petroleos Mexicanos,
Ba2                 700 ++       8.80%, 7/15/05, MTN...                    686,875
                                                                      ------------
                               Total foreign corporate bonds
                                 (cost $1,379,169).....                  1,392,125
                                                                      ------------

                               COLLATERALIZED MORTGAGE
                                 OBLIGATION--7.5%
                               Allied Capital Commercial
                                 Mortgage Trust,
AAA ##              683          6.31%, 9/25/03.........                   672,190
                               American Housing Trust 1,
                                 Senior Mortgage Pass
                                 Through Certificate,
                                 Series 1-5 Class A,
Aaa                  13          8.63%, 8/25/18..........                    13,076
                               Champion Home Loan
                                 Equity,
                                 Series 1995, Class
                                 A2-3,
Aaa                 469          8.04%, 2/25/28..........                   478,996

-----------------------------------------------------------------------------------
 MOODY'S       PRINCIPAL
 RATING         AMOUNT                                                  VALUE
(UNAUDITED)       (000)              DESCRIPTION                       (NOTE 1)
-----------------------------------------------------------------------------------
                               Countrywide Collateralized
                                 Mortgage Obligation,
Aaa             $    30          8.02%, 11/25/24.........              $     30,683
                               GMAC Commercial Mortgage
                                 Security, Inc.,
Aaa               1,205          6.15%, 5/15/35..........                 1,151,414
Aa2                 677          6.81%, 4/15/08..........                   639,064
                               Residential Asset
                                 Securitization Trust,
Aaa               1,166          6.50%, 10/25/14.........                 1,124,201
                               Vendee Mortgage Trust,
Aaa               1,000          7.00%, 9/1/27...........                   928,120
                                                                       ------------
                               Total collateralized
                                 mortgage obligations
                                 (cost $5,165,220).....                   5,037,744
                                                                       ------------

                               U.S. GOVERNMENT SECURITIES--7.5%
                               United States Treasury Bonds,
                    500          11.25%, 2/15/15.........                   706,795
                               United States Treasury Notes,
                    318          3.38%, 1/15/07..........                   300,060
                  3,465 ++       3.63%, 7/15/02 (TIPS)...                 3,429,894
                    615          3.88%, 1/15/09..........                   594,563
                                                                       ------------
                               Total U.S. government securities
                                 (cost $5,049,725).....                   5,031,312
                                                                       ------------

                               FOREIGN GOVERNMENT BONDS--4.3%
                               New Zealand Gov't. Bonds,
Aaa                 300          5.50%, 4/15/03..........                   150,861
Aaa                 300          10.00%, 3/15/02.........                   167,860
                               Poland Gov't. Bonds,
Baa1              1,750          3.50%, 10/27/24.........                 1,078,000
                               Republic of Argentina,
Ba2              90,000          5.50%, 3/27/01..........                   869,240
                               United Mexican States,
Ba2                 600 ++       9.88%, 4/7/04...........                   616,500
                                                                       ------------
                               Total foreign government bonds
                                 (cost $2,745,239).....                   2,882,461
                                                                       ------------
                               Total long-term investments
                                 (cost $74,823,895)....                  74,074,473
                                                                       ------------

--------------------------------------------------------------------------------
                       See Notes to Financial Statements

-----------------------------------------------------------------------------------
 MOODY'S       PRINCIPAL
 RATING         AMOUNT                                                  VALUE
(UNAUDITED)       (000)              DESCRIPTION                       (NOTE 1)
-----------------------------------------------------------------------------------
                               SHORT-TERM INVESTMENTS--33.1%

                               Corporate Bonds--23.5%

                               BANKING--4.1%
                               Capital One Bank,
Baa2           $    700          6.88%, 4/24/00..........              $    699,405
                               Korea Development Bank,
Baa2              2,000          9.60%, 12/1/00..........                 2,032,500
                                                                       ------------
                                                                          2,731,905
                                                                       ------------

                               CABLE--0.1%
                               Tele-Communications, Inc.,
A2                  100          6.29%, 2/2/00...........                    99,965
                                                                       ------------
                               Electrical Power--1.9%
                               Kentucky Power Co.,
Baa2              1,300          7.13%, 11/2/00..........                 1,300,000
                                                                       ------------

                               Financial Services--6.9%
                               CBA Delaware Finance, Inc.,
P1                  200          5.85%, 4/3/00...........                   196,021
                               General Electric Capital Corp.,
A1+##               900          5.93%, 2/22/00..........                   888,968
                               KFW International Finance, Inc.,
A1                2,300          5.85%, 3/13/00..........                 2,261,878
                               US West Capital Funding, Inc.,
A2                1,300          5.90%, 3/24/00..........                 1,281,939
                                                                       ------------
                                                                          4,628,806
                                                                       ------------

                               INDUSTRIALS--1.9%
                               Florida Power Corp.,
P1                  200          5.95%, 1/31/00..........                   199,008
                               Williams Cos., Inc.,
Baa3              1,100 ++       6.49%, 1/30/00..........                 1,100,341
                                                                       ------------
                                                                          1,299,349
                                                                       ------------
                               RAILROADS--1.8%
                               Union Pacific Railroad Corp.,
Baa2              1,200 ++       6.35%, 5/22/00..........                 1,197,750
                                                                       ------------

-----------------------------------------------------------------------------------
 MOODY'S       PRINCIPAL
 RATING         AMOUNT                                                  VALUE
(UNAUDITED)       (000)              DESCRIPTION                       (NOTE 1)
-----------------------------------------------------------------------------------
                               TELECOMMUNICATION SERVICES--6.4%
                               British Telecommunications
                                 Plc,
P1              $ 3,000          5.84%, 3/1/00...........              $  2,956,200
                               MCI Worldcom, Inc.,
A2                1,300          6.20%, 1/27/00..........                 1,294,216
                                                                       ------------
                                                                          4,250,416
                                                                       ------------

                               UTILITIES--0.4%
                               Texas Utilities Co.,
A2                  300          5.83%, 1/21/00..........                   298,989
                                                                       ------------
                               Total corporate bonds
                                 (cost $15,852,643)......                15,807,180
                                                                       ------------

                               U.S. GOVERNMENT AGENCY MORTGAGE
                                 BACKED SECURITIES--7.4%
                               Federal Home Loan Mortgage Corp.,
                  1,000          5.00%, 1/10/00..........                   998,611
                  3,000          5.91%, 1/26/00..........                 2,987,688
                  1,000          6.27%, 5/18/00..........                 1,000,221
                                                                       ------------
                               Total U.S. government
                                 agency mortgage backed securities
                                 (cost $4,986,131).....                   4,986,520
                                                                       ------------

                               U.S. GOVERNMENT SECURITIES--0.6%
                               United States Treasury Bills,
                     50 +        4.68%, 2/10/00..........                    49,712
                     40 +        4.71%, 2/17/00..........                    39,735
                    190 +        4.81%, 2/17/00..........                   188,739
                               United States Treasury
                                 Notes,
                    100 +        5.50%, 2/29/00..........                   100,016
                                                                       ------------
                               Total U.S. government securities
                                 (cost $378,392)                            378,202
                                                                       ------------

--------------------------------------------------------------------------------
                       See Notes to Financial Statements

THE TARGET PORTFOLIO TRUST
TOTAL RETURN BOND PORTFOLIO (CONT'D)
Portfolio of Investments December 31, 1999

------------------------------------------------------------------------------------
              PRINCIPAL
               AMOUNT                                                     VALUE
                (000)                DESCRIPTION                         (NOTE 1)
------------------------------------------------------------------------------------
                                 REPURCHASE AGREEMENT--1.6%
                $  1,090         State Street Bank & Trust Co.,
                                   2.50%, dated 12/31/99
                                   due 1/3/00 in the
                                   amount of $1,090,227
                                   (cost $1,090,000,
                                   collateralized by
                                   $1,105,000 U.S.
                                   Treasury Notes,
                                   6.50%, 5/31/01;
                                   value of collateral
                                   including accrued
                                   interest is
                                   $1,114,896).........                 $  1,090,000
                                                                        ------------
                                 Total short-term
                                   investments (cost
                                   $22,307,166)........                   22,261,902
                                                                        ------------
                                 Total Investments, Before
                                   Outstanding
                                   Options Written--143.2%
                                 (cost $97,131,061;
                                   Note 4).............                 $ 96,336,375
                                                                        ------------


                                 OUTSTANDING CALL OPTIONS
                Contracts        WRITTEN*
                ---------
                                 United States Treasury
                                   Bond Futures,
                                 expiring 2/19/00
                      60           $98.00..............                       (3,750)

                                 OUTSTANDING PUT OPTIONS
                                   WRITTEN*
                                 Eurodollar Futures,
                                 expiring 12/18/00
                      20           $93.50..............                      (29,500)

--------------------------------------------------------------------------------------
                                                                          VALUE
                 CONTRACTS           DESCRIPTION                         (NOTE 1)
--------------------------------------------------------------------------------------
                                 United States Treasury
                                   Bond Futures,
                                 expiring 2/19/00
                      56           $88.00..............                 $    (25,375)
                                 United States Treasury
                                   Bond Futures,
                                 expiring 2/19/00
                       4           $90.00..............                       (4,063)
                                                                        ------------
                                 Total outstanding
                                   options written
                                   (premium received
                                   $48,754)............                      (62,688)
                                                                        ------------

                                 TOTAL INVESTMENTS, NET OF
                                   OUTSTANDING
                                   OPTIONS WRITTEN--143.1%
                                 (cost $97,082,756)....                   96,273,687
                                 Liabilities in excess of
                                   other assets--(43.1%)                 (29,004,708)
                                                                        ------------
                                 NET ASSETS--100%......                 $ 67,268,979
                                                                        ============

---------------
*  Non-income producing securities.
+  Pledged as initial margin on financial futures contracts.
++ Rate shown reflects current rate on variable rate instrument.
## Standard & Poor's Rating.
L.P.--Limited Partnership.
(I/O)--Interest Only.
(MTN)--Medium Term Notes.
(TIPS)--Treasury Inflation Protection Securities.

--------------------------------------------------------------------------------
                       See Notes to Financial Statements

INTERMEDIATE-TERM BOND PORTFOLIO
Portfolio of Investments December 31, 1999

---------------------------------------------------------------------------------------
 MOODY'S         PRINCIPAL
 RATING           AMOUNT                                                      VALUE
(UNAUDITED)        (000)                DESCRIPTION                          (NOTE 1)
---------------------------------------------------------------------------------------
                                     LONG-TERM INVESTMENTS--94.6%

                                     Corporate Bonds--43.7%

                                     AIRLINES--1.5%
                                     United Airlines, Inc.,
Baa1            $     1,500            10.85%, 2/19/15.......             $  1,727,280
                                                                          ------------

                                     AUTO & TRUCK--2.0%
                                     Daimlerchrysler N.A. Holding,
A1                    2,300            6.67%, 9/25/01........                2,292,916
                                                                          ------------
                                     BANKING--5.1%
                                     Export-Import Bank Korea,
Baa2                    300            6.50%, 11/15/06.......                  285,822
                                     Korea Development Bank,
Ba2                   2,000            7.125%, 9/17/01.......                1,985,000
                                     MBNA America Bank,
Baa1                  2,000 ++         6.50%, 12/10/02.......                1,967,804
                                     Sumitomo Trust &
                                       Banking Co., Ltd.,
Baa2                  1,500 ++         9.40%, 12/29/49.......                1,485,358
                                                                          ------------
                                                                             5,723,984
                                                                          ------------

                                     FINANCIAL SERVICES--20.4%
                                     AT&T Capital Corp.,
A1                    2,200 ++         6.35%, 4/9/01.........                2,200,750
                                     Bear Stearns Co., Inc.,
A2                    3,400 ++         6.63%, 11/30/04.......                3,396,812
                                     Chase Manhattan Corp.,
A1                      500            7.625%, 1/15/03.......                  506,865
                                     Ford Motor Credit Co.,
A1                    1,100 ++         6.45%, 7/16/02........                1,104,642
                                     Fugi JGB Investment, LLC.,
Ba1                     300 ++         9.87%, 12/29/49.......                  297,794
                                     General Motors Acceptance Corp.,
A2                    2,100 ++         6.34%, 4/5/04.........                2,094,933
                                     Goldman Sachs Group, L.P.,
A1                    1,900 ++         6.40%, 1/25/01........                1,902,052

---------------------------------------------------------------------------------------
 MOODY'S            PRINCIPAL
 RATING              AMOUNT                                                      VALUE
(UNAUDITED)          (000)                DESCRIPTION                          (NOTE 1)
---------------------------------------------------------------------------------------
                                     Heller Financial Inc.,
A3                 $   1,900 ++        6.46%, 4/28/03.........               $  1,910,925
                                     Household Finance Corp.,
A2                     3,300 ++        6.51%, 8/6/02..........                  3,316,863
                                     Lehman Brothers Holdings, Inc.,
A3                     1,500 ++        6.42%, 9/3/02..........                  1,502,037
A3                       700 ++        6.98%, 4/2/02..........                    703,191
                                     Orix Credit Alliance Inc.,
Baa2                   2,100           6.785%, 4/16/01........                  2,094,162
                                     Transamerica Finance Corp.,
A3                     2,000 ++        6.37%, 12/14/01........                  2,001,140
                                                                             ------------
                                                                               23,032,166
                                                                             ------------

                                     HEALTH CARE SERVICES--1.0%
                                     Columbia/HCA Healthcare Corp.,
Ba2                      300           6.91%, 6/15/05.........                    274,500
                                     Hospital Corp.,
Ba2                    1,000         Zero Coupon, 6/1/01....                      878,450
                                                                             ------------
                                                                                1,152,950
                                                                             ------------

                                     INDUSTRIALS--6.0%
                                     Cox Communications, Inc.,
Baa2                     300 ++        6.15%, 8/1/03..........                    287,256
                                     Golden State Holdings,
Ba1                    1,800           6.75%, 8/1/01..........                  1,735,536
Ba1                      400 ++        7.21%, 8/1/03..........                    381,274
                                     KPNQwest N.V.,
Ba1                    1,500           8.125%, 6/1/09.........                  1,447,500
                                     Nuevo Grupo Iusacell S.A.,
B1                     1,250           14.25%, 12/1/06........                  1,296,875
                                     TCI Communications, Inc.,
A2                       400 ++        6.72%, 3/12/01.........                    400,599
                                     Westpoint Stevens Inc.,
Ba3                    1,300           7.875%, 6/15/05........                  1,183,000
                                                                             ------------
                                                                                6,732,040
                                                                             ------------

                                     PETROLEUM SERVICES--1.4%
                                     Occidental Petroleum Corp.,
Baa3                   1,600 ++        6.40%, 4/1/03..........                  1,542,624
                                                                             ------------

--------------------------------------------------------------------------------
                       See Notes to Financial Statements

THE TARGET PORTFOLIO TRUST
INTERMEDIATE-TERM BOND PORTFOLIO (CONT'D)
Portfolio of Investments December 31, 1999

-----------------------------------------------------------------------------------------
 MOODY'S          PRINCIPAL
 RATING            AMOUNT                                                      VALUE
(UNAUDITED)        (000)                   DESCRIPTION                        (NOTE 1)
-----------------------------------------------------------------------------------------
                                     TECHNOLOGY--0.2%
                                     International Game Technology,
Ba1               $    200             7.875%, 5/15/04.......               $    193,000
                                                                            ------------
                                     UTILITIES--6.1%
                                     Niagara Mohawk Power Corp.,
Baa2                 2,000             6.875%, 3/1/01........                  1,995,940
                                     Texas Utilities Co.,
Baa3                 3,000++           5.94%, 10/15/01.......                  2,949,060
Baa3                 2,000++           6.50%, 8/16/02........                  1,978,026
                                                                            ------------
                                                                               6,923,026
                                                                            ------------
                                     Total corporate bonds (cost
                                         $49,768,533)........                 49,319,986
                                                                            ------------
                                     U.S. GOVERNMENT AGENCY MORTGAGE
                                       BACKED SECURITIES--30.4%
                                     Federal Home Loan Mortgage Corp.,
                     4,400             5.50%, 12/31/29.......                  3,876,114
                       147             6.00%, 4/1/24.........                    135,366
                       815             6.00%, 12/1/26........                    749,317
                     6,420             6.00%, 12/1/29........                  5,876,290
                     1,408             6.50%, 9/15/18 - 12/15/21 (I/O)           153,206
                     3,260             7.50%, 12/1/29........                  3,226,389
                        63             9.25%, 1/1/10.........                     65,142
                                     Federal National Mortgage Assn.,
                       133             5.812%, 12/1/30.......                    130,118
                       330             6.00%, 12/25/08.......                    327,603
                     1,819             6.50%, 9/1/05.........                  1,796,409
                       561             6.50%, 8/1/24.........                    555,160
                       877             6.796%, 7/1/25........                    897,595
                                     Government National Mortgage Assn.,
                       703             6.125%, 10/20/24......                    715,107
                     2,909             6.375%, 5/20/23 - 2/20/26               2,949,549

-----------------------------------------------------------------------------------------
 MOODY'S          PRINCIPAL
 RATING            AMOUNT                                                      VALUE
(UNAUDITED)        (000)                   DESCRIPTION                        (NOTE 1)
-----------------------------------------------------------------------------------------
                                     Government National Mortgage Assn.,
                  $   5,300            6.50%, 12/15/29........                 $  4,973,732
                      5,000            7.00%, 12/15/29........                    4,828,150
                      1,000            7.50%, 12/31/29........                      985,630
                      2,026            8.50%, 3/20/25.........                    2,087,641
                                                                               ------------
                                     Total U.S. government
                                       agency mortgage backed
                                       securities (cost
                                       $34,609,712).........                     34,328,518
                                                                               ------------

                                     FOREIGN CORPORATE BONDS--1.9%
                                     Hellenic Finance S.C.A.,
A2                EURO1,200            2.00%, 7/15/03.........                    1,209,000
                                     Petroleos Mexicanos,
Ba2               $   1,000            8.80%, 7/15/05, MTN....                      981,250
                                                                               ------------
                                     Total foreign corporate
                                       bonds (cost $2,180,991)                  2,190,250
                                                                               ------------

                                     COLLATERALIZED MORTGAGE
                                       OBLIGATIONS--8.9%
                                     Champion Home Loan Equity,
Aaa                     704            8.57%, 2/25/28.........                      718,494
                                     Countrywide Collateralized
                                       Mortgage Obligation,
Aa1                      30            8.02%, 11/25/24........                       30,683
                                     EQCC Home Equity Loan Trust,
Aaa                   3,000            5.765%, 3/20/29........                    2,917,031
                                     Ford Credit Auto Owner Trust,
Aaa                   2,100            5.77%, 11/15/01........                    2,088,828
                                     Residential Accredit Loans Inc.,
AAA ##                3,000            7.25%, 6/25/27.........                    2,913,405
                                     Residential Asset Securities Corp.,
Aaa                     414 ++         6.78%, 10/25/27........                      411,993
                                     Southern Pacific Secured
                                       Assets Corp.,
Aaa                     962 ++         6.64%, 6/25/28.........                      955,028
                                                                               ------------

--------------------------------------------------------------------------------
                       See Notes to Financial Statements

-------------------------------------------------------------------------------------------------
 MOODY'S        PRINCIPAL
 RATING          AMOUNT                                                               VALUE
(UNAUDITED)       (000)                       DESCRIPTION                            (NOTE 1)
-------------------------------------------------------------------------------------------------
                                         Total collateralized
                                           mortgage obligations
                                           (cost $10,273,977)....                   $ 10,035,462
                                                                                    ------------

                                         FOREIGN GOVERNMENT BONDS--2.9%
                                         New Zealand Gov't. Bonds,
Aaa              NZD     600               5.50%, 4/15/03........                        301,721
Aaa                      600               10.00%, 3/15/02.......                        335,720
                                         Republic of Argentina,
Ba3             (YEN)150,000               5.50%, 3/27/01........                      1,448,734
                                         United Mexican States,
NR               $     1,200 ++            9.88%, 4/7/04.........                      1,233,000
                                                                                    ------------
                                         Total foreign government bonds
                                           (cost $3,059,421).....                      3,319,175
                                                                                    ------------
                                         U.S. GOVERNMENT SECURITIES--6.8%
                                         United States Treasury Notes,
                         531               3.375%, 1/15/07.......                        500,100
                       5,564               3.625%, 7/15/02 (TIPS)                      5,508,074
                       1,353               3.625%, 1/15/08.......                      1,288,686
                                         United States Treasury Bonds,
                         300               11.125%, 8/15/03......                        343,875
                                                                                    ------------
                                         Total U.S. government
                                           securities (cost $7,659,971)                7,640,735
                                                                                    ------------
                                         Total long-term investments
                                           (cost $107,552,605)....                   106,834,126
                                                                                    ------------

                                         SHORT-TERM INVESTMENTS--29.7%

                                         CORPORATE BONDS--25.3%

                                         BANKING--1.4%
                                         MNBA America Bank,
Baa1                   1,000 ++            6.37%, 4/13/00........                        999,890
                                         Oesterreichische,
NR                       600               5.93%, 1/18/00........                        598,035
                                                                                    ------------
                                                                                       1,597,925
                                                                                    ------------

-------------------------------------------------------------------------------------------------
 MOODY'S        PRINCIPAL
 RATING          AMOUNT                                                               VALUE
(UNAUDITED)       (000)                       DESCRIPTION                            (NOTE 1)
-------------------------------------------------------------------------------------------------
                                         FINANCIAL SERVICES--8.9%
                                         Banco Latino America,
Baa1                $   1,800              6.31%, 4/10/00.........                  $  1,795,500
                                         Capital One Bank,
Baa2                    2,000              8.125%, 3/1/00.........                     2,004,160
                                         General Electric Capital Corp.,
A1                      2,700              5.93%, 2/22/00.........                     2,666,015
                                         KFW International
                                           Finance, Inc.,
A1                        900              5.82%, 2/17/00.........                       889,803
                                         PaineWebber Group, Inc.,
Baa1                    2,000 ++           6.72%, 11/27/00........                     2,004,360
                                         US West Capital Funding Inc.,
A1                        700              5.957%, 3/24/00........                       690,043
                                                                                    ------------
                                                                                      10,049,881
                                                                                    ------------

                                         INDUSTRIALS--8.3%
                                         Illinois Tool Works Inc.,
A1                      3,600              6.01%, 1/31/00.........                     3,580,768
                                         TCI Communications, Inc.,
A2                      1,800              6.46%, 3/6/00..........                     1,801,584
                                         Union Pacific Corp.,
NR                      2,000              5.95%, 5/22/00.........                     1,996,250
                                         Williams Companies, Inc.,
NR                      2,000 ++           6.49%, 1/30/00.........                     2,000,620
                                                                                    ------------
                                                                                       9,379,222
                                                                                    ------------

                                         TELECOMMUNICATION SERVICES--1.9%
                                         MCI Worldcom Inc.,
A2                      2,200              5.36%, 1/27/00.........                     2,189,557
                                                                                    ------------

                                         UTILITIES--4.8%
                                         Florida Power Corp.,
A1                      5,000              5.95%, 2/9/00..........                     4,960,656
                                         Texas Utilities Co.,
A2                        500              5.24%, 1/21/00.........                       498,170
                                                                                    ------------
                                                                                       5,458,826
                                                                                    ------------
                                         Total corporate bonds
                                           (cost $28,713,209).....                    28,675,411
                                                                                    ------------

--------------------------------------------------------------------------------
                       See Notes to Financial Statements

THE TARGET PORTFOLIO TRUST
INTERMEDIATE-TERM BOND PORTFOLIO (CONT'D)
Portfolio of Investments December 31, 1999

------------------------------------------------------------------------
         PRINCIPAL
          AMOUNT                                               VALUE
           (000)              DESCRIPTION                     (NOTE 1)
-------------------------------------------------------------------------
                        U.S. GOVERNMENT AGENCY MORTGAGE
                          BACKED SECURITIES--3.4%
                        Federal Home Loan
                          Mortgage Corp.,
         $  1,800         5.00%, 1/10/00.........           $  1,797,000
            2,000 ++      6.27%, 5/18/00.........              2,000,442
                                                            ------------
                        Total U.S. government
                          agency mortgage
                          backed securities
                          (cost $3,797,136)......              3,797,442
                                                            ------------
                        U.S. Government Securities--0.4%
                        United States Treasury Bills,
               10 +       4.71%, 2/17/00.........                  9,932
                        United States Treasury Notes,
              500 +       5.50%, 2/29/00.........                500,080
                                                            ------------
                        Total U.S. government
                          securities
                          (cost $510,394)........                510,012
                                                            ------------

------------------------------------------------------------------------
         PRINCIPAL
          AMOUNT                                               VALUE
           (000)              DESCRIPTION                     (NOTE 1)
-------------------------------------------------------------------------
                        REPURCHASE AGREEMENT--0.6%
         $    690       State Street Bank & Trust Co.,
                          2.00%, dated 12/31/99
                          due 1/3/00 in the
                          amount of $690,115
                          (cost $690,000,
                          collateralized by
                          $700,000 U.S.
                          Treasury Notes,
                          6.500%, 5/31/01;
                          value of collateral
                          including accrued
                          interest is
                          $706,125)..............           $    690,000
                                                            ------------
                        Total short-term investments
                          (cost $33,710,739)...               33,672,865
                                                            ------------

                        TOTAL INVESTMENTS--124.3%
                        (cost $141,263,344;
                          Note 4)..............              140,506,991
                        Liabilities in excess
                          of other assets--(24.3%)           (27,515,979)
                                                            ------------
                        NET ASSETS--100%.......             $112,991,012
                                                            ============

---------------
 +-- Pledged as initial margin on financial futures contracts.
++--Rate shown reflects current rate on variable rate instrument.
##--Standard & Poor's Rating.
LLC--Limited Liability Company.
L.P.--Limited Partnership.
S.A.--Sociedad Anonima (Spanish Corporation).
(I/O)--Interest Only.
(MTN)--Medium Term Notes.
(TIPS)--Treasury Inflation Protection Securities.

--------------------------------------------------------------------------------
                       See Notes to Financial Statements

MORTGAGE BACKED SECURITIES PORTFOLIO
Portfolio of Investments December 31, 1999

-------------------------------------------------------------------------
 PRINCIPAL
 AMOUNT                                                         VALUE
  (000)                 DESCRIPTION                            (NOTE 1)
-------------------------------------------------------------------------
                LONG-TERM INVESTMENTS--99.2%

                COLLATERALIZED MORTGAGE OBLIGATION--28.1%
                Chase Commercial Mortgage
                  Securities Corp.,
$    1,000        7.37%, 2/19/07..............               $   991,045
                Federal Home Loan Mortgage Corp.,
       187        5.50%, 8/15/21, PAC.........                   176,386
       117        5.80%, 8/15/19, PAC.........                   116,685
       100        5.95%, 6/15/19, PAC.........                    98,562
     3,016        6.00%, 5/15/08 - 5/15/23....                 2,833,488
     1,560        6.50%, 8/15/06 - 11/15/22, PAC               1,495,882
       359        7.00%, 3/15/23, PAC.........                   344,974
       128        7.25%, 1/15/07, PAC.........                   127,890
     2,985        7.50%, 6/15/22, PAC I/O.....                   281,914
     1,606        8.00%, 8/15/04 - 7/15/21....                 1,621,280
       611        9.00%, 6/01/09 - 10/15/20...                   631,441
                Federal National Mortgage Assn.,
     1,023        5.00%, 3/25/21, PAC.........                   949,236
       614        5.666%, 1/25/09.............                   613,031
     1,722        6.00%, 4/25/08 - 10/25/22...                 1,598,844
       800        6.25%, 1/25/09, PAC.........                   769,248
       654        6.50%, 12/25/19 - 12/25/23, PAC                593,037
     1,495        7.00%, 9/25/19 - 9/25/20, PAC I/O              302,711
       790        7.385%, 3/25/21.............                   785,514
       775        7.50%, 5/25/07 - 7/25/22....                   760,663
       683        8.00%, 8/25/06 - 5/25/24....                   688,983
       577        8.50%, 7/25/18 - 6/25/21....                   587,874
                First Boston Mortgage Securities,
     1,078      Zero Coupon, 4/25/17, P/O.....                   576,969
       765        6.96%, 6/20/29..............                   761,061
                First Union-Lehman Brothers
                  Commerical Mortgage,
     1,000        6.60%, 5/18/07..............                   967,969
                Salomon Brothers Mortgage Securities,
       239        6.00%, 12/26/11.............                   234,380
                                                             -----------
                Total collateralized
                  mortgage obligation
                  (cost $18,920,619)..........                18,909,067
                                                             -----------

-------------------------------------------------------------------------
 PRINCIPAL
 AMOUNT                                                         VALUE
  (000)                 DESCRIPTION                            (NOTE 1)
-------------------------------------------------------------------------
               U.S. GOVERNMENT AGENCY MORTGAGE
                 PASS-THROUGH OBLIGATIONS--66.7%
               Federal Home Loan Mortgage Corp.,
$     280        6.00%, 5/01/11...............               $   267,370
      296        6.50%, 2/01/04...............                   292,521
        9        7.25%, 7/01/06...............                     8,441
       88        7.50%, 3/01/08...............                    87,656
       50        8.25%, 12/01/05 - 5/01/08....                    50,224
      194        8.50%, 6/01/03 - 7/01/21.....                   198,432
      114        8.75%, 12/01/08..............                   117,396
      248        9.00%, 1/01/02 - 10/01/05....                   256,338
       18        10.00%, 1/01/04..............                    17,875
       47        10.50%, 11/01/19.............                    50,632
       39        11.50%, 3/01/16..............                    42,268
       17        12.75%, 11/01/13.............                    17,944
       24        13.25%, 5/01/13..............                    26,559
        5        14.00%, 6/01/11..............                     5,388
               Federal National Mortgage Assn.,
      998        5.50%, 2/01/29 - 6/01/29.....                   885,423
      855        6.00%, 5/25/10 - 8/01/11.....                   816,055
       89        6.18%, 7/01/08...............                    82,606
       49        6.295%, 6/01/08..............                    46,227
       78        6.30%, 1/01/08...............                    73,853
       73        6.34%, 1/01/08...............                    68,804
       53        6.39%, 1/01/06...............                    50,669
       78        6.43%, 1/01/08...............                    74,411
      495        6.447%, 1/01/08..............                   470,209
      315        6.527%, 5/25/30..............                   292,088
      645        6.55%, 9/01/07...............                   617,616
       54        6.812%, 10/01/07.............                    52,461
      568        6.981%, 6/01/07..............                   557,244
    1,938        7.00%, 4/01/29 - 12/01/29....                 1,874,210
      313        7.024%, 6/01/07..............                   309,531
      610        7.04%, 3/01/07...............                   600,777
       63        7.28%, 10/01/06..............                    63,131
      257        7.50%, 2/01/20...............                   256,192
       96        7.75%, 10/01/19..............                    95,590
      746        8.00%, 3/01/07 - 12/01/22....                   759,817
    1,029        8.50%, 1/01/07 - 6/01/10.....                 1,051,047
      155        9.75%, 8/01/10 - 11/01/16....                   163,076

--------------------------------------------------------------------------------
                       See Notes to Financial Statements

THE TARGET PORTFOLIO TRUST
MORTGAGE BACKED SECURITIES PORTFOLIO (CONT'D)
Portfolio of Investments December 31, 1999

------------------------------------------------------------------------
 PRINCIPAL
 AMOUNT                                                        VALUE
  (000)                DESCRIPTION                           (NOTE 1)
------------------------------------------------------------------------
               Government National Mortgage Assn.,
$    6,377       6.50%, 5/15/23 - 8/15/29....               $ 5,995,165
    10,562       7.00%, 7/15/16 - 6/15/29....                10,223,247
    12,981       7.50%, 3/15/07 - 8/15/29....                12,897,942
       930       8.00%, 1/15/08 - 5/15/17....                   949,934
       712       8.25%, 6/20/17 - 7/20/17....                   719,280
       194       8.50%, 3/15/05 - 4/20/17....                   201,032
     2,244       9.00%, 10/20/01 - 1/15/20...                 2,366,071
       676       9.50%, 9/15/02 - 1/15/21....                   719,409
         1       13.00%, 2/15/11.............                       551
        43       13.50%, 6/15/10 - 5/15/11...                    49,307
        69       14.00%, 6/15/11 - 4/15/12...                    80,527
        26       16.00%, 4/15/12 - 5/15/12...                    31,095
                                                            -----------
               Total U.S. government agency
                 mortgage pass-through obligations
                 (cost $46,020,688)..........                44,933,641
                                                            -----------

               U.S. GOVERNMENT SECURITIES--4.4%
               United States Treasury Bonds,
       600       8.125%, 8/15/19.............                   683,718
     1,000       8.875%, 2/15/19.............                 1,217,190
       820       12.00%, 8/15/13.............                 1,094,954
                                                            -----------
               Total U.S. government securities
                 (cost $3,162,969)...........                 2,995,862
                                                            -----------
               Total long-term investments
                 (cost $68,104,276)..........                66,838,570
                                                            -----------

               SHORT-TERM INVESTMENTS--0.7%

               U.S. GOVERNMENT SECURITY--0.7%
               United States Treasury Bond,
       482       2.80%, 1/03/00
                 (cost $482,000).............                   482,000
                                                            -----------
               TOTAL INVESTMENTS--99.9%
                 (cost $68,586,276; Note 4)..                67,320,570
               Other assets in excess of
                 liabilities--0.1%...........                    51,037
                                                            -----------
               NET ASSETS--100%..............               $67,371,607
                                                            ===========

---------------
I/O--Interest Only Security.
PAC--Planned Amortization Class.
P/O--Principal Only.

--------------------------------------------------------------------------------
                       See Notes to Financial Statements

U.S. GOVERNMENT MONEY MARKET PORTFOLIO
Portfolio of Investments December 31, 1999

--------------------------------------------------------------------------------
 PRINCIPAL
 AMOUNT                                                          VALUE
  (000)                 DESCRIPTION                             (NOTE 1)
--------------------------------------------------------------------------------
              FEDERAL FARM CREDIT BANK--5.8%
$  5,000        4.82%, 3/11/00................                $  4,999,533
                                                              ------------

              FEDERAL HOME LOAN BANK--62.8%
   5,000        4.90%, 1/14/00................                   4,999,989
   3,000        4.835%, 1/28/00...............                   2,999,858
   5,000        4.895%, 2/4/00................                   4,999,860
  25,000        5.48%, 2/9/00.................                  24,851,583
   3,000        4.80%, 4/5/00.................                   2,999,618
   5,000        5.92%, 10/4/00................                   4,994,851
   5,000        5.32%, 10/25/00...............                   4,995,184
   3,000        5.90%, 12/20/00...............                   2,996,373
                                                              ------------
                                                                53,837,316
                                                              ------------

              FEDERAL NATIONAL MORTGAGE ASSOCIATION--17.4%
   5,000        5.97%, 2/4/00.................                   4,998,230
   5,000        5.25%, 6/15/00................                   4,878,958
   5,000        5.93%, 11/13/00...............                   4,996,329
                                                              ------------
                                                                14,873,517
                                                              ------------

--------------------------------------------------------------------------------
 PRINCIPAL
 AMOUNT                                                          VALUE
  (000)                 DESCRIPTION                             (NOTE 1)
--------------------------------------------------------------------------------
               REPURCHASE AGREEMENT--15.4%
$  13,234      Paribas, 2.80%, dated
                 12/31/99 due 1/3/00 in the
                 amount of $13,237,088 (cost
                 $13,234,000; collateralized
                 by $13,465,000 U.S.
                 Treasury Notes, 4.50%,
                 1/31/01; value of
                 collateral including
                 accrued interest -
                 $13,493,906).................                 $13,234,000
                                                               -----------
               TOTAL INVESTMENTS--101.4%
               (amortized cost $86,944,366*)..                  86,944,366
               Liabilities in excess of
                 other assets--(1.4%).........                  (1,221,961)
                                                               -----------
               NET ASSETS--100%...............                 $85,722,405
                                                               ===========

---------------
* Federal income tax basis of portfolio securities is the same as for financial reporting purposes.

--------------------------------------------------------------------------------
                       See Notes to Financial Statements

THE TARGET PORTFOLIO TRUST
Statements of Assets and Liabilities
December 31, 1999

                                                                                                                      SMALL
                                     LARGE CAPITALIZATION     LARGE CAPITALIZATION     SMALL CAPITALIZATION      CAPITALIZATION
                                       GROWTH PORTFOLIO         VALUE PORTFOLIO          GROWTH PORTFOLIO        VALUE PORTFOLIO
ASSETS
------------------------------------------------------------------------------------------------------------------------------
Investments, at value*                  $515,565,783           $261,826,161                $186,582,735           $126,737,855
------------------------------------------------------------------------------------------------------------------------------
Repurchase Agreement                              --                     --                          --                     --
------------------------------------------------------------------------------------------------------------------------------
Cash                                             781                  6,667                          --                     --
------------------------------------------------------------------------------------------------------------------------------
Foreign currency, at value
(cost $561,124; $28,852; $43,074)                 --                     --                          --                     --
------------------------------------------------------------------------------------------------------------------------------
Receivable for Fund shares sold              734,105                470,002                     424,795                269,799
------------------------------------------------------------------------------------------------------------------------------
Receivable for investments sold                   --                     --                          --                827,167
------------------------------------------------------------------------------------------------------------------------------
Dividends and interest receivable            139,634                573,747                      64,175                154,157
------------------------------------------------------------------------------------------------------------------------------
Due from Manager                                  --                     --                          --                 10,420
------------------------------------------------------------------------------------------------------------------------------
Deferred expenses and other assets             6,616                  5,584                       3,439                  2,926
------------------------------------------------------------------------------------------------------------------------------
Forward currency contracts - net
amount receivable from
counterparties                                    --                     --                          --                     --
------------------------------------------------------------------------------------------------------------------------------
      TOTAL ASSETS                       516,446,919            262,882,161                 187,075,144            128,002,324
LIABILITIES
------------------------------------------------------------------------------------------------------------------------------
Foreign currency bank overdraft
(cost $385,789)                                   --                     --                          --                     --
------------------------------------------------------------------------------------------------------------------------------
Bank overdraft                                    --                     --                          --                648,177
------------------------------------------------------------------------------------------------------------------------------
Payable for investments purchased                 --                     --                          --                     --
------------------------------------------------------------------------------------------------------------------------------
Payable for Fund shares reacquired           676,375                539,967                     334,700                191,480
------------------------------------------------------------------------------------------------------------------------------
Accrued expenses and other
liabilities                                   54,188                 46,744                      41,420                144,744
------------------------------------------------------------------------------------------------------------------------------
Dividends payable                                 --                     --                          --                     --
------------------------------------------------------------------------------------------------------------------------------
Outstanding options written
(premium received $48,754)                        --                     --                          --                     --
------------------------------------------------------------------------------------------------------------------------------
Withholding taxes payable                         --                     --                          --                     --
------------------------------------------------------------------------------------------------------------------------------
Deferred trustees' fees                           --                  8,663                       8,116                  7,924
------------------------------------------------------------------------------------------------------------------------------
Due to Manager                               246,078                130,375                      87,705                     --
------------------------------------------------------------------------------------------------------------------------------
Due to broker-variation margin
  payable                                         --                     --                          --                     --
------------------------------------------------------------------------------------------------------------------------------
Forward currency contracts - Net
amount payable from counterparties                --                     --                          --                     --
------------------------------------------------------------------------------------------------------------------------------
      TOTAL LIABILITIES                      976,641                725,749                     471,941                992,325
NET ASSETS                              $515,470,278           $262,156,412                $186,603,203           $127,009,999
------------------------------------------------------------------------------------------------------------------------------
Net assets were comprised of:
  Shares of beneficial interest,
  at par                                $     20,073           $     20,145                $     10,679           $      8,485
------------------------------------------------------------------------------------------------------------------------------
  Paid-in capital, in excess of
  par                                    235,998,606            226,500,337                 131,665,083            110,980,587
------------------------------------------------------------------------------------------------------------------------------
                                         236,018,679            226,520,482                 131,675,762            110,989,072
  Under (over) distribution of net
  investment income (loss)                        --                     --                          --                  7,255
------------------------------------------------------------------------------------------------------------------------------
  Accumulated net realized gains
  (losses)                                 2,588,787              6,913,119                  16,042,725              1,021,631
------------------------------------------------------------------------------------------------------------------------------
  Net unrealized
  appreciation/depreciation              276,862,812             28,722,811                  38,884,716             14,992,041
------------------------------------------------------------------------------------------------------------------------------
  Net assets, December 31, 1999         $515,470,278           $262,156,412                $186,603,203           $127,009,999
------------------------------------------------------------------------------------------------------------------------------
Shares of beneficial interest
issued and outstanding                    20,073,301             20,144,558                  10,678,755              8,485,456
------------------------------------------------------------------------------------------------------------------------------
  Net asset value, offering price
    and redemption price per share      $      25.68           $      13.01                $      17.47           $      14.97
------------------------------------------------------------------------------------------------------------------------------
  *Identified cost of investments       $238,702,971           $233,103,350                $147,698,019           $111,745,814



                       See Notes to Financial Statements

INTERNATIONAL                                                                                                  U.S. GOVERNMENT
    EQUITY        INTERNATIONAL       TOTAL RETURN          INTERMEDIATE-TERM       MORTGAGE BACKED                  MONEY
  PORTFOLIO       BOND PORTFOLIO     BOND PORTFOLIO          BOND PORTFOLIO       SECURITIES PORTFOLIO         MARKET PORTFOLIO
-----------------------------------------------------------------------------------------------------------------------------
$ 275,083,214       $  25,974,426       $  96,336,375           $ 140,506,991           $  67,320,570           $  73,710,366
-----------------------------------------------------------------------------------------------------------------------------
           --                  --                  --                      --                      --              13,234,000
-----------------------------------------------------------------------------------------------------------------------------
      213,830                  --                 429                     223                     750                      --
-----------------------------------------------------------------------------------------------------------------------------

           --             572,974              29,319                  43,778                      --                      --
-----------------------------------------------------------------------------------------------------------------------------
      359,462              64,356             184,467                 204,598                  98,253               3,217,467
-----------------------------------------------------------------------------------------------------------------------------
           --                  --           3,166,500                 989,531                      --                      --
-----------------------------------------------------------------------------------------------------------------------------
      413,380             765,532             674,148               1,122,351                 518,886                 489,682
-----------------------------------------------------------------------------------------------------------------------------
                               --                  --                      --                      --                      --
-----------------------------------------------------------------------------------------------------------------------------
        5,348                 805               1,324                     610                   1,752                   1,910
-----------------------------------------------------------------------------------------------------------------------------
           --                  --              39,899                   1,590                      --                      --
-----------------------------------------------------------------------------------------------------------------------------
  276,075,234          27,378,093         100,432,461             142,869,672              67,940,211              90,653,425
-----------------------------------------------------------------------------------------------------------------------------
      381,179                  --                  --                      --                      --                      --
-----------------------------------------------------------------------------------------------------------------------------
           --             680,178                  --                      --                      --                   1,627
-----------------------------------------------------------------------------------------------------------------------------
      132,899                  --          32,162,965              28,730,131                      --                      --
-----------------------------------------------------------------------------------------------------------------------------
      274,086              55,126             745,773                 993,287                 435,400               4,781,038
-----------------------------------------------------------------------------------------------------------------------------
      110,536             107,845              74,700                  24,514                  87,277                  96,791
-----------------------------------------------------------------------------------------------------------------------------
           --              20,964              10,313                  17,953                  12,251                  10,391
-----------------------------------------------------------------------------------------------------------------------------
           --                  --              62,688                      --                      --                      --
-----------------------------------------------------------------------------------------------------------------------------
       14,759               5,032                  --                      --                      --                      --
-----------------------------------------------------------------------------------------------------------------------------
        8,635               5,940               7,596                   7,842                   7,596                   8,307
-----------------------------------------------------------------------------------------------------------------------------
      156,557              11,433              26,143                  43,551                  26,080                  32,866
-----------------------------------------------------------------------------------------------------------------------------
           --                  --              33,125                  61,382                      --                      --
-----------------------------------------------------------------------------------------------------------------------------
           --                  --              40,179                      --                      --                      --
-----------------------------------------------------------------------------------------------------------------------------
    1,078,651             886,518          33,163,482              29,878,660                 568,604               4,931,020
$ 274,996,583       $  26,491,575       $  67,268,979           $ 112,991,012           $  67,371,607           $  85,722,405
-----------------------------------------------------------------------------------------------------------------------------
$      15,835       $       3,123       $       6,824           $      11,392           $       6,757           $      85,722
-----------------------------------------------------------------------------------------------------------------------------
  196,021,061          28,676,992          71,021,561             117,272,549              69,271,991              85,636,683
-----------------------------------------------------------------------------------------------------------------------------
  196,036,896          28,680,115          71,028,385             117,283,941              69,278,748              85,722,405

   (2,469,090)           (118,673)            107,366                 (19,543)                 95,753                      --
-----------------------------------------------------------------------------------------------------------------------------
    2,538,096            (277,331)         (2,877,563)             (3,246,256)               (737,188)                     --
-----------------------------------------------------------------------------------------------------------------------------
   78,890,681          (1,792,536)           (989,209)             (1,027,130)             (1,265,706)                     --
-----------------------------------------------------------------------------------------------------------------------------
$ 274,996,583       $  26,491,575       $  67,268,979           $ 112,991,012           $  67,371,607           $  85,722,405
-----------------------------------------------------------------------------------------------------------------------------

   15,834,915           3,123,086           6,824,232              11,392,442               6,757,009              85,722,405
-----------------------------------------------------------------------------------------------------------------------------
$       17.37       $        8.48       $        9.86           $        9.92           $        9.97           $        1.00
-----------------------------------------------------------------------------------------------------------------------------
$ 196,186,979       $  27,761,696       $  97,131,061           $ 141,263,344           $  68,586,276           $  86,944,366



                       See Notes to Financial Statements

THE TARGET PORTFOLIO TRUST
Statements of Operations
For The Year Ended December 31, 1999

                                                                                                                         SMALL
                                        LARGE CAPITALIZATION     LARGE CAPITALIZATION     SMALL CAPITALIZATION      CAPITALIZATION
                                          GROWTH PORTFOLIO         VALUE PORTFOLIO          GROWTH PORTFOLIO        VALUE PORTFOLIO
NET INVESTMENT INCOME
----------------------------------------------------------------------------------------------------------------------------------
Income
  Interest                                  $    398,163             $    213,843             $    241,278           $     193,643
----------------------------------------------------------------------------------------------------------------------------------
  Dividends                                    1,585,791                6,729,888                  277,142               1,895,518
----------------------------------------------------------------------------------------------------------------------------------
  Less: Foreign withholding taxes                     --                  (34,939)                      --                     (13)
----------------------------------------------------------------------------------------------------------------------------------
      Total income                             1,983,954                6,908,792                  518,420               2,089,148
----------------------------------------------------------------------------------------------------------------------------------
Expenses
  Management fee                               2,315,968                1,679,401                  903,559                 774,461
----------------------------------------------------------------------------------------------------------------------------------
  Custodian's fees and expenses                   99,000                  106,000                  100,000                 121,000
----------------------------------------------------------------------------------------------------------------------------------
  Transfer agent's fees and expenses             122,000                  120,000                  114,000                 111,000
----------------------------------------------------------------------------------------------------------------------------------
  Registration fees                               19,000                   32,000                   22,000                  30,000
----------------------------------------------------------------------------------------------------------------------------------
  Reports to shareholders                         30,000                   71,000                   33,000                  20,000
----------------------------------------------------------------------------------------------------------------------------------
  Audit fees and expenses                         13,500                   13,500                   13,500                  13,500
----------------------------------------------------------------------------------------------------------------------------------
  Legal fees and expenses                         10,000                   10,000                   10,000                  10,000
----------------------------------------------------------------------------------------------------------------------------------
  Trustees' fees and expenses                      1,800                    1,800                    1,800                   1,800
----------------------------------------------------------------------------------------------------------------------------------
  Amortization of organization
  expenses                                            --                       --                       --                      --
----------------------------------------------------------------------------------------------------------------------------------
  Miscellaneous                                    1,782                    6,508                    1,069                     755
----------------------------------------------------------------------------------------------------------------------------------
      TOTAL EXPENSES                           2,613,050                2,040,209                1,198,928               1,082,516
----------------------------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME (LOSS)                    (629,096)               4,868,583                 (680,508)              1,006,632
----------------------------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS AND FOREIGN
CURRENCY TRANSACTIONS
----------------------------------------------------------------------------------------------------------------------------------
Net realized gain (loss) on:
  Investment transactions                     39,273,492               34,792,274               38,143,040               1,354,411
----------------------------------------------------------------------------------------------------------------------------------
  Financial futures contracts                         --                       --                       --                      --
----------------------------------------------------------------------------------------------------------------------------------
  Foreign currency transactions                       --                       --                       --                      --
----------------------------------------------------------------------------------------------------------------------------------
  Options written                                     --                       --                       --                      --
----------------------------------------------------------------------------------------------------------------------------------
  Swaps                                               --                       --                       --                      --
----------------------------------------------------------------------------------------------------------------------------------
TOTAL NET REALIZED GAIN (LOSS)                39,273,492               34,792,274               38,143,040               1,354,411
----------------------------------------------------------------------------------------------------------------------------------
Net change in unrealized
appreciation/depreciation on:
  Investments                                142,004,420              (51,549,029)               4,193,728              (1,250,361)
----------------------------------------------------------------------------------------------------------------------------------
  Financial futures contracts                         --                       --                       --                      --
----------------------------------------------------------------------------------------------------------------------------------
  Foreign currencies                                  --                       --                       --                      --
----------------------------------------------------------------------------------------------------------------------------------
  Options written                                     --                       --                       --                      --
----------------------------------------------------------------------------------------------------------------------------------
NET CHANGE IN UNREALIZED
APPRECIATION/DEPRECIATION                    142,004,420              (51,549,029)               4,193,728              (1,250,361)
----------------------------------------------------------------------------------------------------------------------------------
NET GAIN (LOSS)                              181,277,912              (16,756,755)              42,336,768                 104,050
----------------------------------------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET
ASSETS RESULTING FROM OPERATIONS            $180,648,816             $(11,888,172)            $ 41,656,260           $   1,110,682
----------------------------------------------------------------------------------------------------------------------------------

                       See Notes to Financial Statements


 INTERNATIONAL                                                                                            U.S. GOVERNMENT
     EQUITY         INTERNATIONAL       TOTAL RETURN      INTERMEDIATE-TERM       MORTGAGE BACKED              MONEY
   PORTFOLIO        BOND PORTFOLIO     BOND PORTFOLIO      BOND PORTFOLIO       SECURITIES PORTFOLIO      MARKET PORTFOLIO
-----------------------------------------------------------------------------------------------------------------------
  $   458,469        $  1,355,960        $4,188,480          $ 6,824,420             $4,996,501              $9,970,017
-----------------------------------------------------------------------------------------------------------------------
    5,569,631                  --                --                   --                     --                      --
-----------------------------------------------------------------------------------------------------------------------
     (648,251)             (7,089)               --                   --                     --                      --
-----------------------------------------------------------------------------------------------------------------------
    5,379,849           1,348,871         4,188,480            6,824,420              4,996,501               9,970,017
-----------------------------------------------------------------------------------------------------------------------
    1,723,039             146,497           296,600              487,094                316,095                 492,130
-----------------------------------------------------------------------------------------------------------------------
      299,000             115,000           115,000              110,000                130,000                  71,000
-----------------------------------------------------------------------------------------------------------------------
      114,000              37,000            50,000               60,000                 55,000                  46,000
-----------------------------------------------------------------------------------------------------------------------
       51,000               6,000            24,000               19,000                 13,000                 180,000
-----------------------------------------------------------------------------------------------------------------------
       68,000              31,000            26,000               25,000                 20,000                  30,000
-----------------------------------------------------------------------------------------------------------------------
       20,000              13,500            13,500               13,500                 13,500                   5,000
-----------------------------------------------------------------------------------------------------------------------
       10,000              10,000            10,000               10,000                 10,000                  10,000
-----------------------------------------------------------------------------------------------------------------------
        1,800               1,800             1,800                1,800                  1,800                   1,800
-----------------------------------------------------------------------------------------------------------------------
           --               3,949                --                   --                     --                      --
-----------------------------------------------------------------------------------------------------------------------
        8,222               1,095             3,324                3,316                  2,874                   2,226
-----------------------------------------------------------------------------------------------------------------------
    2,295,061             365,841           540,224              729,710                562,269                 838,156
-----------------------------------------------------------------------------------------------------------------------
    3,084,788             983,030         3,648,256            6,094,710              4,434,232               9,131,861
-----------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------
   23,216,539            (277,331)       (1,590,540)          (1,734,014)              (255,531)                  2,539
-----------------------------------------------------------------------------------------------------------------------
           --                  --        (1,237,059)          (1,384,753)                (1,103)                     --
-----------------------------------------------------------------------------------------------------------------------
     (420,857)           (302,889)          (28,829)            (106,985)                    --                      --
-----------------------------------------------------------------------------------------------------------------------
           --                  --                --               79,748                     --                      --
-----------------------------------------------------------------------------------------------------------------------
           --                  --                --               63,771                     --                      --
-----------------------------------------------------------------------------------------------------------------------
   22,795,682            (580,220)       (2,856,428)          (3,082,233)              (256,634)                  2,539
-----------------------------------------------------------------------------------------------------------------------
   29,670,863          (2,113,675)       (1,226,685)          (1,440,812)            (3,075,447)                     --
-----------------------------------------------------------------------------------------------------------------------
           --                  --           (38,208)            (171,996)                    --                      --
-----------------------------------------------------------------------------------------------------------------------
      (37,672)             (6,806)            3,335                6,738                     --                      --
-----------------------------------------------------------------------------------------------------------------------
           --                  --           (14,212)                (309)                    --                      --
-----------------------------------------------------------------------------------------------------------------------
   29,633,191          (2,120,481)       (1,275,770)          (1,606,379)            (3,075,447)                     --
-----------------------------------------------------------------------------------------------------------------------
   52,428,873          (2,700,701)       (4,132,198)          (4,688,612)            (3,332,081)                  2,539
-----------------------------------------------------------------------------------------------------------------------

  $55,513,661        $ (1,717,671)       $ (483,942)         $ 1,406,098             $1,102,151              $9,134,400
-----------------------------------------------------------------------------------------------------------------------

                       See Notes to Financial Statements

THE TARGET PORTFOLIO TRUST
Statements of Changes in Net Assets

                           LARGE CAPITALIZATION              LARGE CAPITALIZATION              SMALL CAPITALIZATION
                             GROWTH PORTFOLIO                   VALUE PORTFOLIO                  GROWTH PORTFOLIO
                       -----------------------------     -----------------------------     -----------------------------
                          Year Ended December 31,           Year Ended December 31,           Year Ended December 31,
                       -----------------------------     -----------------------------     -----------------------------
                           1999             1998             1999             1998             1999             1998

INCREASE (DECREASE)
IN NET ASSETS
------------------------------------------------------------------------------------------------------------------------
OPERATIONS
  Net investment
  income (loss)        $   (629,096)    $   (137,759)    $  4,868,583     $  4,653,175     $   (680,508)    $   (561,626)
------------------------------------------------------------------------------------------------------------------------
  Net realized gain
    (loss) on
    investment and
    foreign currency
    transactions         39,273,492       35,920,680       34,792,274       30,983,706       38,143,040        2,228,053
------------------------------------------------------------------------------------------------------------------------
  Net change in
    unrealized
    appreciation/
    depreciation of
    investments         142,004,420       67,508,676      (51,549,029)      (9,079,959)       4,193,728        1,353,560
------------------------------------------------------------------------------------------------------------------------
  Net increase
    (decrease) in net
    assets
    resulting from
    operations          180,648,816      103,291,597      (11,888,172)      26,556,922       41,656,260        3,019,987
------------------------------------------------------------------------------------------------------------------------
DIVIDENDS AND
DISTRIBUTIONS
  Dividends from net
    investment income            --               --       (5,225,370)      (4,404,065)              --               --
------------------------------------------------------------------------------------------------------------------------
  Dividends in excess
    of net investment
    income                       --               --               --               --               --               --
------------------------------------------------------------------------------------------------------------------------
  Distributions from
    net
    realized gains      (43,879,009)     (21,568,633)     (32,765,017)     (27,679,090)     (20,559,728)      (6,691,785)
------------------------------------------------------------------------------------------------------------------------
  Tax return of
    capital
    distributions                --               --               --               --               --               --
------------------------------------------------------------------------------------------------------------------------
Total distributions     (43,879,009)     (21,568,633)     (37,990,387)     (32,083,155)     (20,559,728)      (6,691,785)
------------------------------------------------------------------------------------------------------------------------
FUND SHARE
TRANSACTIONS(a)
  Net proceeds from
    shares sold         114,931,932       61,539,874       77,536,152       61,726,845       54,990,278       47,314,663
------------------------------------------------------------------------------------------------------------------------
  Net asset value of
    shares issued to
    shareholders in
    reinvestment of
    dividends and
    distributions        42,595,350       21,112,171       36,982,534       31,419,758       19,982,699        6,560,196
------------------------------------------------------------------------------------------------------------------------
  Cost of shares
  reacquired           (108,629,468)     (78,466,932)     (85,971,350)     (79,225,934)     (68,448,742)     (57,118,761)
------------------------------------------------------------------------------------------------------------------------
  Net increase
    (decrease) in net
    assets from Fund
    share
    transactions         48,897,814        4,185,113       28,547,336       13,920,669        6,524,235       (3,243,902)
------------------------------------------------------------------------------------------------------------------------
      Total increase
      (decrease)        185,667,621       85,908,077      (21,331,223)       8,394,436       27,620,767       (6,915,700)

NET ASSETS
------------------------------------------------------------------------------------------------------------------------
Beginning of year       329,802,657      243,894,580      283,487,635      275,093,199      158,982,436      165,898,136
------------------------------------------------------------------------------------------------------------------------
End of year(b)         $515,470,278     $329,802,657     $262,156,412     $283,487,635     $186,603,203     $158,982,436
------------------------------------------------------------------------------------------------------------------------

(a) Fund share
    transactions
    are at $1 per
    share for the
    U.S. Government
    Money Market
    Portfolio.

(b) Includes
    undistributed net
    investment income
    of                 $         --     $         --     $         --     $    331,461     $         --     $         --
------------------------------------------------------------------------------------------------------------------------


                             SMALL CAPITALIZATION
                               VALUE PORTFOLIO
                       -------------------------------
                           Year Ended December 31,
                       -------------------------------
                           1999              1998
INCREASE (DECREASE)
IN NET ASSETS
------------------------------------------------------
OPERATIONS
  Net investment
  income (loss)        $  1,006,632      $     745,060
------------------------------------------------------
  Net realized gain
    (loss) on
    investment and
    foreign currency
    transactions          1,354,411         11,100,287
------------------------------------------------------
  Net change in
    unrealized
    appreciation/
    depreciation of
    investments          (1,250,361)       (23,613,476)
------------------------------------------------------
  Net increase
    (decrease) in net
    assets
    resulting from
    operations            1,110,682        (11,768,129)
------------------------------------------------------
DIVIDENDS AND
DISTRIBUTIONS
  Dividends from net
    investment income    (1,036,917)          (616,180)
------------------------------------------------------
  Dividends in excess
    of net investment
    income                       --                 --
------------------------------------------------------
  Distributions from
    net
    realized gains         (845,701)       (11,204,352)
------------------------------------------------------
  Tax return of
    capital
    distributions                --                 --
------------------------------------------------------
Total distributions      (1,882,618)       (11,820,532)
------------------------------------------------------
FUND SHARE
TRANSACTIONS(a)
  Net proceeds from
    shares sold          43,989,353         51,340,282
------------------------------------------------------
  Net asset value of
    shares issued to
    shareholders in
    reinvestment of
    dividends and
    distributions         1,831,438         11,566,933
------------------------------------------------------
  Cost of shares
  reacquired            (59,596,106)       (61,175,473)
------------------------------------------------------
  Net increase
    (decrease) in net
    assets from Fund
    share
    transactions        (13,775,315)         1,731,742
------------------------------------------------------
      Total increase
      (decrease)        (14,547,251)       (21,856,919)
NET ASSETS
------------------------------------------------------
Beginning of year       141,557,250        163,414,169
------------------------------------------------------
End of year(b)         $127,009,999      $ 141,557,250
------------------------------------------------------
(a) Fund share
    transactions
    are at $1 per
    share for the
    U.S. Government
    Money Market
    Portfolio.

(b) Includes
    undistributed net
    investment income
    of                 $     13,760      $      44,045
------------------------------------------------------


                       See Notes to Financial Statements

        INTERNATIONAL                      INTERNATIONAL
            EQUITY                             BOND                          TOTAL RETURN                    INTERMEDIATE-TERM
          PORTFOLIO                          PORTFOLIO                      BOND PORTFOLIO                    BOND PORTFOLIO
------------------------------     -----------------------------     -----------------------------     ----------------------------
   Year Ended December 31,            Year Ended December 31,           Year Ended December 31,           Year Ended December 31,
------------------------------     -----------------------------     -----------------------------     ----------------------------
    1999             1998              1999             1998             1999             1998             1999            1998

-----------------------------------------------------------------------------------------------------------------------------------
$  3,084,788     $   3,498,986     $    983,030     $ 1,037,980      $  3,648,256     $ 3,420,783      $  6,094,710    $  5,778,552
-----------------------------------------------------------------------------------------------------------------------------------
  22,795,682        19,004,639         (580,220)        733,885        (2,856,428)      2,090,996        (3,082,233)      1,734,284
-----------------------------------------------------------------------------------------------------------------------------------
  29,633,191        13,769,545       (2,120,481)        768,892        (1,275,770)       (641,674)       (1,606,379)       (424,161)
-----------------------------------------------------------------------------------------------------------------------------------
  55,513,661        36,273,170       (1,717,671)      2,540,757          (483,942)      4,870,105         1,406,098       7,088,675
-----------------------------------------------------------------------------------------------------------------------------------
  (3,084,788)       (1,532,425)        (728,282)     (1,037,980)       (3,649,343)     (3,376,862)       (5,989,108)     (5,900,704)
-----------------------------------------------------------------------------------------------------------------------------------

  (2,677,890)               --          (15,039)       (211,923)               --              --          (123,288)             --
-----------------------------------------------------------------------------------------------------------------------------------

 (18,824,138)      (12,786,060)        (533,458)       (129,221)               --      (2,089,757 )              --      (1,685,532)
-----------------------------------------------------------------------------------------------------------------------------------
          --                --         (357,823)             --                --              --                --              --
-----------------------------------------------------------------------------------------------------------------------------------
 (24,586,816)      (14,318,485)      (1,634,602)     (1,379,124)       (3,649,343)     (5,466,619)       (6,112,396)     (7,586,236)
-----------------------------------------------------------------------------------------------------------------------------------
 510,600,358       397,245,964        9,337,260      10,468,976        30,284,247      32,010,608        51,530,513      59,709,544
-----------------------------------------------------------------------------------------------------------------------------------
  23,927,794        13,933,450        1,568,393       1,318,338         3,444,914       5,274,697         5,771,282       7,214,518
-----------------------------------------------------------------------------------------------------------------------------------
(534,749,224)     (426,694,187)     (12,103,726)    (13,095,621)      (29,405,059)    (20,021,411)      (44,887,078)    (56,214,686)
-----------------------------------------------------------------------------------------------------------------------------------

    (221,072)      (15,514,773)      (1,198,073)     (1,308,307)        4,324,102      17,263,894        12,414,717      10,709,376
-----------------------------------------------------------------------------------------------------------------------------------
  30,705,773         6,439,912       (4,550,346)       (146,674)          190,817      16,667,380         7,708,419      10,211,815

-----------------------------------------------------------------------------------------------------------------------------------
 244,290,810       237,850,898       31,041,921      31,188,595        67,078,162      50,410,782       105,282,593      95,070,778
-----------------------------------------------------------------------------------------------------------------------------------
$274,996,583     $ 244,290,810     $ 26,491,575     $31,041,921      $ 67,268,979     $67,078,162      $112,991,012    $105,282,593
-----------------------------------------------------------------------------------------------------------------------------------

$         --     $          --     $         --     $        --      $    107,366     $   137,282      $         --    $         --
-----------------------------------------------------------------------------------------------------------------------------------

                                            U.S. GOVERNMENT
         MORTGAGE BACKED                           MONEY
      SECURITIES PORTFOLIO                   MARKET PORTFOLIO
  -----------------------------     -----------------------------------
     Year Ended December 31,              Year Ended December 31,
 -----------------------------     ------------------------------------
      1999             1998              1999                1998
-----------------------------------------------------------------------
  $  4,434,232     $ 4,525,346      $     9,131,861     $     5,162,964
-----------------------------------------------------------------------

      (256,634)        603,101                2,539              (1,050)
-----------------------------------------------------------------------

    (3,075,447)       (603,723)                  --                  --
-----------------------------------------------------------------------

     1,102,151       4,524,724            9,134,400           5,161,914
-----------------------------------------------------------------------

    (4,506,298)     (4,414,869)          (9,134,400)         (5,161,914)
-----------------------------------------------------------------------

          --              --                   --                  --
-----------------------------------------------------------------------

          --              --                   --                  --
-----------------------------------------------------------------------

          --             --                    --                  --
-----------------------------------------------------------------------

    (4,506,298)     (4,414,869)          (9,134,400)         (5,161,914)
-----------------------------------------------------------------------

    19,032,932      17,198,222        7,084,700,140       3,570,979,025
-----------------------------------------------------------------------

     3,919,458       3,666,643            5,438,487           4,089,479
-----------------------------------------------------------------------

   (25,046,551)    (19,700,312)      (7,143,264,709)     (3,478,545,549)
-----------------------------------------------------------------------

    (2,094,161)      1,164,553          (53,126,082)         96,522,955
-----------------------------------------------------------------------

    (5,498,308)      1,274,408          (53,126,082)         96,522,955
-----------------------------------------------------------------------

    72,869,915      71,595,507          138,848,487          42,325,532
-----------------------------------------------------------------------

  $ 67,371,607     $72,869,915      $    85,722,405     $   138,848,487
-----------------------------------------------------------------------

  $     95,753     $   167,819      $            --     $            --
-----------------------------------------------------------------------


                       See Notes to Financial Statements

THE TARGET PORTFOLIO TRUST
Financial Highlights

                                                                          LARGE CAPITALIZATION
                                                                            GROWTH PORTFOLIO
                                             -----------------------------------------------------------------------------------
                                                                         Year Ended December 31,
                                             -----------------------------------------------------------------------------------
                                               1999                  1998               1997            1996(b)          1995(b)

PER SHARE OPERATING
PERFORMANCE:
----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR             $     18.29       $     13.58       $     12.97       $     12.13       $      9.74
----------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
Net investment income (loss)                          (.03)             (.01)            --(c)               .02               .10
----------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gains
  (losses) on
  investment transactions                             9.79              6.00              2.61              2.33              2.41
----------------------------------------------------------------------------------------------------------------------------------
      TOTAL FROM INVESTMENT
        OPERATIONS                                    9.76              5.99              2.61              2.35              2.51
----------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS
Dividends from net investment income                    --                --              (.01)             (.02)             (.10)
----------------------------------------------------------------------------------------------------------------------------------
Distributions in excess of net
  investment income                                     --                --                --                --              (.01)
----------------------------------------------------------------------------------------------------------------------------------
Distributions from net realized gains                (2.37)            (1.28)            (1.99)            (1.49)             (.01)
----------------------------------------------------------------------------------------------------------------------------------
      TOTAL DISTRIBUTIONS                            (2.37)            (1.28)            (2.00)            (1.51)             (.12)
----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR                   $     25.68       $     18.29       $     13.58       $     12.97       $     12.13
----------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN(a)                                      55.37%            44.22%            20.77%            21.09%            25.76%
----------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA:
----------------------------------------------------------------------------------------------------------------------------------
Net assets, end of year (000)                  $   515,470       $   329,803       $   243,895       $   220,782       $   180,077
----------------------------------------------------------------------------------------------------------------------------------
Average net assets (000)                       $   385,995       $   277,794       $   242,233       $   202,736       $   162,982
----------------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets
  Expenses                                             .68%              .68%              .73%              .82%              .78%
----------------------------------------------------------------------------------------------------------------------------------
  Net investment income (loss)                        (.16)%            (.05)%            (.01)%             .19%              .88%
----------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                 50%               54%               82%               65%              154%
----------------------------------------------------------------------------------------------------------------------------------

(a) Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.

(b) Calculated based upon average shares outstanding during the year.

(c) Less than $.005 per share.


                       See Notes to Financial Statements

                    LARGE CAPITALIZATION                                            SMALL CAPITALIZATION
                      VALUE PORTFOLIO                                                 GROWTH PORTFOLIO
--------------------------------------------------------------     ---------------------------------------------------------
                  Year Ended December 31,                                          Year Ended December 31,
--------------------------------------------------------------     ---------------------------------------------------------
  1999            1998         1997(b)     1996(b)      1995(b)     1999        1998         1997        1996(b)     1995(b)
----------------------------------------------------------------------------------------------------------------------------
$  15.87       $  16.21      $   13.97    $  12.57    $  10.02    $   15.35    $  15.57    $   14.93    $  14.15    $  11.59
----------------------------------------------------------------------------------------------------------------------------
     .27            .28            .31         .31         .33         (.06)       (.05)        (.05)       (.02)        .02
----------------------------------------------------------------------------------------------------------------------------
   (1.00)          1.34           3.77        2.07        2.89         4.35         .48         3.02        2.63        2.84
----------------------------------------------------------------------------------------------------------------------------
    (.73)          1.62           4.08        2.38        3.22         4.29         .43         2.97        2.61        2.86
----------------------------------------------------------------------------------------------------------------------------
    (.29)          (.27)          (.28)       (.31)       (.30)          --          --           --          --        (.02)
----------------------------------------------------------------------------------------------------------------------------
      --             --             --        (.03)         --           --          --           --          --          --
----------------------------------------------------------------------------------------------------------------------------
   (1.84)         (1.69)         (1.56)       (.64)       (.37)       (2.17)       (.65)       (2.33)      (1.83)       (.28)
----------------------------------------------------------------------------------------------------------------------------
   (2.13)         (1.96)         (1.84)       (.98)       (.67)       (2.17)       (.65)       (2.33)      (1.83)       (.30)
----------------------------------------------------------------------------------------------------------------------------
$  13.01       $  15.87      $   16.21    $  13.97    $  12.57    $   17.47    $  15.35    $   15.57    $  14.93    $  14.15
----------------------------------------------------------------------------------------------------------------------------

   (4.37)%        10.25%         29.80%      19.17%      32.08%       29.20%       2.55%       20.85%      18.88%      24.62%
----------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------
$262,156       $283,488      $ 275,093    $227,706    $187,596    $ 186,603    $158,982    $ 165,898    $147,469    $121,533
----------------------------------------------------------------------------------------------------------------------------
$279,900       $282,078      $ 253,579    $208,898    $163,124    $ 150,593    $162,654    $ 156,570    $141,496    $107,649
----------------------------------------------------------------------------------------------------------------------------
     .73%           .71%           .72%        .77%        .76%         .80%        .77%         .79%        .89%        .85%
----------------------------------------------------------------------------------------------------------------------------
    1.74%          1.65%          1.90%       2.33%       2.83%        (.45)%      (.35)%       (.36)%      (.32)%       .12%
----------------------------------------------------------------------------------------------------------------------------
      36%            24%            21%         22%         59%         207%         69%         106%        108%        120%
----------------------------------------------------------------------------------------------------------------------------

                       See Notes to Financial Statements

               THE TARGET PORTFOLIO TRUST
               Financial Highlights

                                                                   SMALL CAPITALIZATION
                                                                      VALUE PORTFOLIO
                                       --------------------------------------------------------------------------------
                                                                  Year Ended December 31,
                                       --------------------------------------------------------------------------------
                                         1999              1998(c)           1997(c)            1996(c)        1995(c)

PER SHARE OPERATING
PERFORMANCE:
-------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR    $     14.98       $     17.50       $     15.22        $     13.07      $     11.07
-------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
Net investment income (loss)                  .11               .08               .08                .11              .14
-------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gains
  (losses) on
  investment transactions                     .10             (1.27)             4.37               2.71             2.00
-------------------------------------------------------------------------------------------------------------------------
      TOTAL FROM INVESTMENT
      OPERATIONS                              .21             (1.19)             4.45               2.82             2.14
-------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS
Dividends from net investment income         (.12)             (.07)             (.08)              (.11)            (.14)
-------------------------------------------------------------------------------------------------------------------------
Distributions in excess of net
  investment income                            --                --              (.01)                --               --
-------------------------------------------------------------------------------------------------------------------------
Distributions from net realized gains        (.10)            (1.26)            (2.08)              (.56)              --
-------------------------------------------------------------------------------------------------------------------------
Distributions in excess of net
  realized gains                               --                --                --                 --               --
-------------------------------------------------------------------------------------------------------------------------
Tax return of capital distributions            --                --                --                 --               --
-------------------------------------------------------------------------------------------------------------------------
      TOTAL DISTRIBUTIONS                    (.22)            (1.33)            (2.17)              (.67)            (.14)
-------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR          $     14.97       $     14.98       $     17.50        $     15.22      $     13.07
-------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN(b)                              1.39%            (6.62)%           29.98%             21.75%           19.21%
-------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA:
-------------------------------------------------------------------------------------------------------------------------
Net assets, end of year (000)         $   127,010       $   141,557       $   163,414        $   126,672      $    97,594
-------------------------------------------------------------------------------------------------------------------------
Average net assets (000)              $   129,077       $   153,756       $   144,160        $   110,564      $    88,085
-------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets
  Expenses                                    .87%              .79%              .81%               .92%            1.00%
-------------------------------------------------------------------------------------------------------------------------
  Net investment income (loss)                .75%              .48%              .45%               .77%            1.14%
-------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                        42%               39%               36%                60%             110%
-------------------------------------------------------------------------------------------------------------------------

(a)  Net of expense subsidies.

(b) Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions.

(c)  Calculated based upon average shares outstanding during the year.

(d)  Less than $.005 per share.


                       See Notes to Financial Statements

                       INTERNATIONAL                                                     INTERNATIONAL
                      EQUITY PORTFOLIO                                                  BOND PORTFOLIO
------------------------------------------------------------     -------------------------------------------------------
                  Year Ended December 31,                                           Year Ended December 31,
------------------------------------------------------------     -------------------------------------------------------
  1999         1998         1997       1996(c)      1995(c)        1999        1998        1997        1996         1995

-------------------------------------------------------------------------------------------------------------------------
$   15.54      $  14.27   $  14.82      $  13.64   $  11.95      $  9.52     $  9.17     $  10.17     $ 10.19     $  9.57
-------------------------------------------------------------------------------------------------------------------------
      .23           .23        .21           .25        .17          .30         .31          .42         .51         .57(a)
-------------------------------------------------------------------------------------------------------------------------
     3.29          1.98       1.32          1.79       1.67         (.84)        .45        (1.00)       (.08)        .82
-------------------------------------------------------------------------------------------------------------------------
     3.52          2.21       1.53          2.04       1.84         (.54)        .76         (.58)        .43        1.39
-------------------------------------------------------------------------------------------------------------------------
     (.23)         (.10)      (.41)         (.22)      (.11)        (.23)       (.31)          --        (.21)       (.57)
-------------------------------------------------------------------------------------------------------------------------

     (.17)           --         --            --         --           --        (.06)        (.06)         --          --
-------------------------------------------------------------------------------------------------------------------------
    (1.29)         (.84)     (1.67)         (.64)      (.04)        (.16)       (.04)       --(d)        (.24)       (.20)
-------------------------------------------------------------------------------------------------------------------------
       --            --         --            --         --           --          --           --          --          --
-------------------------------------------------------------------------------------------------------------------------
       --            --         --            --         --         (.11)         --         (.36)         --          --
-------------------------------------------------------------------------------------------------------------------------
    (1.69)         (.94)     (2.08)         (.86)      (.15)        (.50)       (.41)        (.42)       (.45)       (.77)
-------------------------------------------------------------------------------------------------------------------------
$   17.37      $  15.54   $  14.27      $  14.82   $  13.64      $  8.48     $  9.52     $   9.17     $ 10.17     $ 10.19
-------------------------------------------------------------------------------------------------------------------------

    23.30%        15.49%     10.60%        15.25%     15.38%       (5.88)%      8.55%       (5.73)%      4.45%      14.66%
-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
$ 274,997      $244,291   $237,851      $240,563   $191,598      $26,492     $31,042     $ 31,189     $41,780     $34,660
-------------------------------------------------------------------------------------------------------------------------
$ 246,148      $246,335   $245,536      $221,626   $183,414      $29,300     $30,720     $ 35,163     $38,788     $29,510
-------------------------------------------------------------------------------------------------------------------------

      .93%          .91%       .93%          .99%      1.02%        1.25%       1.54%        1.35%       1.34%       1.00%(a)
-------------------------------------------------------------------------------------------------------------------------
     1.25%         1.42%      1.15%         1.77%      1.32%        3.36%       3.38%        4.44%       5.02%       5.56%(a)
-------------------------------------------------------------------------------------------------------------------------
       35%           45%        37%           39%        76%         132%        110%         202%        226%        456%
-------------------------------------------------------------------------------------------------------------------------


                       See Notes to Financial Statements

THE TARGET PORTFOLIO TRUST
Financial Highlights

                                                                            TOTAL RETURN
                                                                           BOND PORTFOLIO
                                           -------------------------------------------------------------------------------
                                                                       Year Ended December 31,
                                           -------------------------------------------------------------------------------
                                               1999               1998               1997             1996            1995
PER SHARE OPERATING
PERFORMANCE:
-----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR         $    10.49        $    10.56        $    10.28        $    10.62        $     9.48
-----------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
Net investment income                             .56               .58               .57               .57               .62(a)
-----------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gains
  (losses) on
  investment transactions                        (.63)              .27               .35              (.09)             1.18
-----------------------------------------------------------------------------------------------------------------------------
      TOTAL FROM INVESTMENT
        OPERATIONS                               (.07)              .85               .92               .48              1.80
-----------------------------------------------------------------------------------------------------------------------------
Less distributions
Dividends from net investment income             (.56)             (.58)             (.54)             (.56)             (.58)
-----------------------------------------------------------------------------------------------------------------------------
Distributions in excess of net
  investment income                                --                --                --                --                --
-----------------------------------------------------------------------------------------------------------------------------
Distributions from net realized gains              --              (.34)             (.10)             (.26)             (.08)
-----------------------------------------------------------------------------------------------------------------------------
Distributions in excess of net
  realized gains                                   --                --                --                --                --
-----------------------------------------------------------------------------------------------------------------------------
      TOTAL DISTRIBUTIONS                        (.56)             (.92)             (.64)             (.82)             (.66)
-----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR               $     9.86        $    10.49        $    10.56        $    10.28        $    10.62
-----------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN(b)                                  (.67)%            8.28%             9.23%             5.02%            19.63%
-----------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA:
-----------------------------------------------------------------------------------------------------------------------------
Net assets, end of year (000)              $   67,269        $   67,078        $   50,411        $   49,218        $   45,118
-----------------------------------------------------------------------------------------------------------------------------
Average net assets (000)                   $   65,911        $   61,786        $   48,123        $   47,246        $   37,023
-----------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets
  Expenses                                        .82%              .81%              .91%              .94%              .85%(a)
-----------------------------------------------------------------------------------------------------------------------------
  Net investment income                          5.54%             5.54%             5.54%             5.67%             6.21%(a)
-----------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                           368%              327%              323%              340%              141%
-----------------------------------------------------------------------------------------------------------------------------

(a)  Net of expense subsidies.

(b) Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.


                       See Notes to Financial Statements

                    INTERMEDIATE-TERM                                                    MORTGAGE BACKED
                      BOND PORTFOLIO                                                  SECURITIES PORTFOLIO
----------------------------------------------------------------    -------------------------------------------------------
                 Year Ended December 31,                                             Year Ended December 31,
----------------------------------------------------------------    -------------------------------------------------------
  1999           1998           1997         1996          1995         1999        1998        1997        1996       1995

--------------------------------------------------------------------------------------------------------------------------
$   10.36      $  10.42      $ 10.30     $  10.51      $  9.56     $ 10.47     $ 10.45     $ 10.21     $ 10.31     $  9.51
--------------------------------------------------------------------------------------------------------------------------
      .56           .63          .58          .59          .63         .66         .64         .64         .65         .68(a)
--------------------------------------------------------------------------------------------------------------------------
     (.43)          .09          .28         (.07)         .94        (.50)        .01         .23        (.12)        .83
--------------------------------------------------------------------------------------------------------------------------
      .13           .72          .86          .52         1.57         .16         .65         .87         .53        1.51
--------------------------------------------------------------------------------------------------------------------------
     (.56)         (.61)        (.57)        (.59)        (.60)       (.66)       (.63)       (.63)       (.63)       (.68)
--------------------------------------------------------------------------------------------------------------------------

     (.01)           --           --           --           --          --          --          --          --        (.03)
--------------------------------------------------------------------------------------------------------------------------
       --          (.17)        (.17)        (.14)        (.02)         --          --          --          --          --
--------------------------------------------------------------------------------------------------------------------------
       --            --           --           --           --          --          --          --          --          --
--------------------------------------------------------------------------------------------------------------------------
     (.57)         (.78)        (.74)        (.73)        (.62)       (.66)       (.63)       (.63)       (.63)       (.71)
--------------------------------------------------------------------------------------------------------------------------
$    9.92      $  10.36      $ 10.42     $  10.30      $ 10.51     $  9.97     $ 10.47     $ 10.45     $ 10.21     $ 10.31
--------------------------------------------------------------------------------------------------------------------------

     1.30%         7.09%        8.57%        5.22%       16.87%       1.54%       6.37%       8.82%       5.56%      16.18%
--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------
$ 112,991      $105,283      $95,071     $100,392      $77,125     $67,372     $72,870     $71,596     $73,867     $69,759
--------------------------------------------------------------------------------------------------------------------------
$ 108,243      $101,219      $95,575     $ 81,723      $68,628     $70,244     $73,737     $71,757     $72,214     $65,149
--------------------------------------------------------------------------------------------------------------------------

      .67%          .66%         .71%         .73%         .79%        .80%        .70%        .88%        .91%        .85%(a)
--------------------------------------------------------------------------------------------------------------------------
     5.63%         5.71%        5.64%        5.69%        6.09%       6.31%       6.14%       6.21%       6.44%       6.79%(a)
--------------------------------------------------------------------------------------------------------------------------
      253%          249%         249%         311%          93%         14%         24%        128%        102%        154%
--------------------------------------------------------------------------------------------------------------------------

                       See Notes to Financial Statements

               THE TARGET PORTFOLIO TRUST
               Financial Highlights

                                                                     U.S. GOVERNMENT
                                                                       MONEY
                                                                   MARKET PORTFOLIO
                                          ---------------------------------------------------------------------
                                                               Year Ended December 31,
                                          ---------------------------------------------------------------------
                                                1999            1998           1997          1996          1995
PER SHARE OPERATING
PERFORMANCE:
---------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR        $    1.00        $   1.00        $   1.00       $  1.00       $  1.00
---------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
Net investment income                          .045            .048            .049          .045          .051(a)
---------------------------------------------------------------------------------------------------------------
      TOTAL FROM INVESTMENT
        OPERATIONS                             .045            .048            .049          .045          .051
---------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS
Dividends from net investment income          (.045)          (.048)          (.049)        (.045)        (.051)
---------------------------------------------------------------------------------------------------------------
      TOTAL DISTRIBUTIONS                     (.045)          (.048)          (.049)        (.045)        (.051)
---------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR              $    1.00        $   1.00        $   1.00       $  1.00       $  1.00
---------------------------------------------------------------------------------------------------------------

TOTAL RETURN(b)                                4.67%           4.88%           4.95%         4.53%         5.25%
---------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA:
---------------------------------------------------------------------------------------------------------------
Net assets, end of year (000)             $  85,722        $138,848        $ 42,326       $27,397       $18,855
---------------------------------------------------------------------------------------------------------------
Average net assets (000)                  $ 196,853        $106,500        $ 37,675       $19,132       $20,173
---------------------------------------------------------------------------------------------------------------
Ratios to average net assets
  Expenses                                      .43%            .55%            .65%          .89%          .75%(a)
---------------------------------------------------------------------------------------------------------------
  Net investment income                        4.64%           4.85%           4.91%         4.49%         5.18%(a)
---------------------------------------------------------------------------------------------------------------

(a)  Net of expense subsidies.

(b) Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.

                       See Notes to Financial Statements

THE TARGET PORTFOLIO TRUST
Notes to Financial Statements

     The Target Portfolio Trust (the "Fund") is an open-end management investment company. The Fund was established as a Delaware business trust on July 29, 1992 and consists of ten separate portfolios (the "Portfolio" or "Portfolios"): Large Capitalization Growth Portfolio, Large Capitalization Value Portfolio, Small Capitalization Growth Portfolio, Small Capitalization Value Portfolio, International Equity Portfolio, International Bond Portfolio, Total Return Bond Portfolio, Intermediate-Term Bond Portfolio, Mortgage Backed Securities Portfolio and U.S. Government Money Market Portfolio. All the Portfolios are diversified, as defined under the Investment Company Act of 1940, except for the International Bond Portfolio. Investment operations commenced on January 5, 1993 with the exception of the International Bond Portfolio which commenced on May 17, 1994.

     The Portfolios' investment objectives are as follows: Large Capitalization Growth Portfolio--long-term capital appreciation through investment primarily in common stocks that, in the investment adviser's opinion, should have earnings growth faster than that of the S&P 500; Large Capitalization Value Portfolio--total return of capital appreciation and dividend income through investment primarily in common stocks that, in the adviser's opinion, are undervalued; Small Capitalization Growth Portfolio--maximum capital appreciation through investment primarily in small company common stocks that in the investment adviser's opinion should have earnings growth faster than that of the U.S. economy in general; Small Capitalization Value Portfolio--above average capital appreciation through investment in common small company stocks that, in the adviser's opinion, are undervalued or overlooked in the marketplace; International Equity Portfolio--capital appreciation through investment primarily in stocks of companies domiciled outside the United States; International Bond Portfolio--high total return through investment primarily in high quality foreign debt securities; Total Return Bond Portfolio--total return of current income and capital appreciation through investment primarily in fixed-income securities of varying maturities with a dollar-weighted average portfolio maturity of more than four years but not more than fifteen years; Intermediate-Term Bond Portfolio--current income and reasonable stability of principal through investment primarily in high quality fixed-income securities of varying maturities with a dollar-weighted average portfolio maturity of more than three years but not more than ten years; Mortgage Backed Securities Portfolio--high current income primarily and capital appreciation secondarily each consistent with the protection of capital through investment primarily in mortgage-related securities; U.S. Government Money Market Portfolio--maximum current income consistent with maintenance of liquidity and preservation of capital through investment exclusively in short-term securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

     The ability of issuers of debt securities (other than those issued or guaranteed by the U.S. Government) held by the Portfolios to meet their obligations may be affected by economic or political developments in a specific industry, region or country.


NOTE 1. ACCOUNTING POLICIES

     The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

     SECURITIES VALUATIONS: Securities, including options, futures contracts and options thereon, for which the primary market is on a national securities exchange, commodities exchange or board of trade are valued at the last sale price on such exchange or board of trade, on the date of valuation or, if there was no sale on such day, at the average of readily available closing bid and asked prices on such day.

     Securities, including options, that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed to be over-the-counter, are valued at the average of the most recently quoted bid and asked prices provided by a principal market maker or dealer.

     U.S. Government securities for which market quotations are available are valued at a price provided by an independent broker/dealer or pricing service.

     Quotations of foreign securities in a foreign currency are converted to U.S. dollar equivalents at the current rate obtained from a recognized bank or dealer.

     Securities for which market quotations are not available, are valued in good faith under procedures adopted by the Trustees.

     Securities held by the U.S. Government Money Market Portfolio are valued at amortized cost, which approximates market value. Short-term securities held by the other portfolios which mature in sixty days or less are valued at amortized cost which approximates market value. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between the principal amount due at maturity and cost. Short-term securities held by the other portfolios which mature in more than sixty days are valued at current market quotations.

     In connection with transactions in repurchase agreements, it is the Fund's policy that its custodian take possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. If the seller defaults, and the value of the collateral declines or, if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

     All securities (except those of the U.S. Government Money Market Portfolio) are valued as of 4:15 p.m., New York time. The U.S. Government Money Market Portfolio calculates net asset value as of 4:30 p.m., New York time.

     SECURITIES TRANSACTIONS AND NET INVESTMENT INCOME: Securities transactions are recorded on the trade date. Realized gains and losses on sales of securities are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. The Fund amortizes premiums and discounts paid on purchases of portfolio securities as adjustments to interest income. Expenses are recorded on the accrual basis which may require the use of certain estimates by management.

     FINANCIAL FUTURES CONTRACTS: A financial futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities at a set price for delivery on a future date. Upon entering into a financial futures contract, the Portfolio is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the "initial margin". Subsequent payments, known as "variation margin", are made or received by the Portfolio each day, depending on the daily fluctuations in the value of the underlying security. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain or loss. When the contract expires or is closed, the gain or loss is realized and is presented in the statement of operations as net realized gain (loss) on financial futures contracts.

     The Portfolio invests in financial futures contracts in order to hedge its existing portfolio securities, or securities the Portfolio intends to purchase, against fluctuations in value caused by changes in prevailing interest rates. Should interest rates move unexpectedly, the Portfolio may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets. The International Equity Portfolio, International Bond Portfolio, Intermediate-Term Bond Portfolio, Mortgage-Backed Securities Portfolio and Total Return Bond Portfolio are the only portfolios that may invest in financial futures contracts.

     FOREIGN CURRENCY TRANSLATION: The books and records of the Portfolios are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

     (i) market value of investment securities, other assets and liabilities--at the closing rates of exchange;

     (ii) purchases and sales of investment securities, income and expenses--at the rate of exchange prevailing on the respective dates of such transactions.

      Although the net assets of the Portfolios are presented at the foreign exchange rates and market values at the close of the fiscal period, the Portfolios do not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at the end of the fiscal period. Similarly, the Portfolios do not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities sold during the fiscal year. Accordingly, these realized foreign currency gains (losses) are included in the reported net realized gains (losses) on investment transactions.

     Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from sales and maturities of short-term securities, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates of securities transactions, and the difference between the amounts of dividends, interest and foreign taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net currency gains and losses from valuing foreign currency denominated assets and liabilities at period-end exchange rates are reflected as a component of net unrealized appreciation/depreciation on investments and foreign currencies.

     Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the level of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

     FOREIGN CURRENCY FORWARD CONTRACTS: The International Equity Portfolio, International Bond Portfolio, Intermediate-Term Bond Portfolio and Total Return Bond Portfolio may enter into foreign currency forward contracts in order to hedge their exposure to changes in foreign currency exchange rates on their foreign portfolio holdings. A foreign currency forward contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The Portfolio enters into foreign currency forward contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings or on specific receivables and payables denominated in a foreign currency. The contracts are valued daily at current exchange rates and any unrealized gain or loss is included in net unrealized appreciation or depreciation on investments. Gain or loss is realized on the settlement date of the contract equal to the difference between the settlement value of the original and renegotiated forward contracts. This gain or loss, if any, is included in net realized gain (loss) on foreign currency transactions. Risks may arise upon entering into these contracts from the potential inability of the counter parties to meet the terms of their contracts.

     OPTIONS: The International Equity Portfolio, the International Bond Portfolio, the Intermediate-Term Bond Portfolio, the Total Return Bond Portfolio and the Mortgage-Backed Securities Portfolio may either purchase or write options in order to hedge against adverse market movements or fluctuations in value caused by changes in prevailing interest rates or foreign currency exchange rates with respect to securities or currencies which the Portfolio currently owns or intends to purchase. When the Portfolio purchases an option, it pays a premium and an amount equal to that premium is recorded as an investment. When the Portfolio writes an option, it receives a premium and an amount equal to that premium is recorded as a liability. The investment or liability is adjusted daily to reflect the current market value of the option. If an option expires unexercised, the Fund realizes a gain or loss to the extent of the premium received or paid. If an option is exercised, the premium received or paid is an adjustment to the proceeds from the sale or the cost basis of the purchase in determining whether the Portfolio has realized a gain or loss. The difference between the premium and the amount received or paid on effecting a closing purchase or sale transaction is also treated as a realized gain or loss. Gain or loss on purchased options is included in net realized gain (loss) on investment transactions. Gain or loss on written options is presented separately as net realized gain (loss) on written option transactions.

     The Portfolio, as writer of an option, has no control over whether the underlying securities or currencies may be sold (called) or purchased (put). As a result, the Portfolio bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. The Portfolio, as purchaser of an option, bears the risk of the potential inability of the counterparties to meet the terms of their contracts.

     SWAPS: The Intermediate-Term Bond Portfolio may enter into a swap in order to hedge against adverse movements in interest notes. A swap is an agreement between two parties to exchange a series of cash flows at specified intervals. Based on a notional amount, each party pays an interest rate or the change in the value of a security. Dividends and interest on the securities in the swap are included in the value of the exchange. The swaps are valued daily at current market value and any unrealized gain or loss is included in net unrealized appreciation or depreciation on investments. Gain or loss is realized on the termination date of the swap and is equal to the difference between the Portfolio's basis in the swap and the proceeds of the closing transaction, including any fees. During the period that the swap agreement is open, the Portfolio may be subject to risk from the potential inability of the counterparty to meet the terms of the agreement.

      RECLASSIFICATION OF CAPITAL ACCOUNTS: The Fund accounts for and reports distributions to shareholders in accordance with American Institute of Certified Public Accountants (AICPA) Statement of Position 93-2: Determination, Disclosure, and Financial Statement Presentation of Income, Capital Gain, and Return of Capital Distributions by Investment Companies. Net investment income, net realized gains and net assets were not affected by this change.

                                    PAID-IN       ACCUMULATED       NET
                                  CAPITAL IN       NET GAIN/    INVESTMENT
PORTFOLIO               REF.     EXCESS OF PAR       LOSS         INCOME
---------------------  -------  ---------------   -----------   -----------
Large Capitalization
  Growth.............  c          $        --     $  (629,096)  $   629,096
Large Capitalization
  Value..............  b                   --         (25,326)       25,326
Small Capitalization
  Growth.............  c                   --        (680,508)      680,508
Small Capitalization
  Value..............  f                   --           6,505        (6,505)
International
  Equity.............  a,e                 --      (5,167,364)    5,167,364
International Bond...  a,b             60,015         302,889      (362,904)
Total Return Bond....  a                   --          28,829       (28,829)
Intermediate-Term
  Bond...............  a,b           (120,806)        107,192        13,614

---------------

(a)  Reclass of net foreign currency gains/losses.

(b)  Reclass of dividends in excess of net investment income.

(c)  Reclass of net operating losses.

(d)  Reclass of distributions/redemption distributions.

(e)  Reclass of passive foreign investment companies' gains.

(f)  Reclass of real estate investment trust.


     DIVIDENDS AND DISTRIBUTIONS: The International Bond Portfolio, Total Return Bond Portfolio, Intermediate-Term Bond Portfolio and Mortgage Backed Securities Portfolio declare dividends of their net investment income daily and pay such dividends monthly. The U.S. Government Money Market Portfolio declares net investment income and any net capital gain (loss) daily and pays such dividends monthly. Each other Portfolio declares and pays a dividend of its net investment income, if any, at least annually. Each Portfolio except for the U.S. Government Money Market Portfolio declares and pays its net capital gains, if any, at least annually.

     Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

     TAXES: For federal income tax purposes, each portfolio in the Fund is treated as a separate tax-paying entity. It is the intent of each portfolio to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net income to its shareholders. Therefore, no federal income tax provision is required.

     Withholding taxes on foreign interest and dividends have been provided for in accordance with the Portfolios' understanding of the applicable country's tax rules and rates.

     DEFERRED ORGANIZATIONAL EXPENSES: A total of $279,000 was incurred in connection with the organization of the Fund. These costs have been deferred and were amortized ratably over a period of sixty months from the date the Portfolio commenced investment operations.


NOTE 2. AGREEMENTS

     The Fund's manager is Prudential Investments Fund Management LLC ("PIFM") pursuant to which PIFM manages the investment operations of the Fund, administers the Fund's affairs and is responsible for the selection, subject to review and approval of the Trustees, of the advisers. PIFM supervises the advisers' performance of advisery services and makes recommendations to the Trustees as to whether the advisers' contracts should be renewed, modified or terminated. PIFM pays for the costs pursuant to the advisery agreements, the cost of compensation of officers of the Fund, occupancy and certain clerical and accounting costs of the Fund. The Fund bears all other costs and expenses.

     The advisers noted below each furnished investment advisery services in connection with the management of the Portfolios. Effective May 28, 1999, Sawgrass Asset Management, L.L.C. became the subadviser of the Small Capitalization Growth Portfolio and will serve the portfolio under the same terms and conditions as under the agreement with Nicholas-Applegate Capital Management. Effective August 26, 1999, Fleming Asset Management USA became the subadviser of the Small Capitalization Growth Portfolio and will serve the portfolio under the same terms and conditions as under the agreement with Investment Advisers, Inc. Each of the two advisers of the domestic equity Portfolios--the Large Capitalization Growth Portfolio, Large Capitalization Value Portfolio, Small Capitalization Growth Portfolio and Small Capitalization Value Portfolio--manages approximately 50% of the assets of the respective Portfolio. In general, in order to maintain an approximately equal division of assets between the two advisers, all daily cash inflows (i.e., subscriptions and reinvested distributions) and outflows (i.e., redemptions and expenses items) are divided between the two advisers as PIFM deems it appropriate. In addition, there will be a periodic rebalancing of each Portfolio's assets to take account of market fluctuations in order to maintain the approximately equal allocation. As a consequence, each Portfolio will allocate assets from the better performing of the two advisers to the other.

PORTFOLIO                                    ADVISER
-------------------------   ------------------------------------------
Large Capitalization
  Growth.................   Oak Associates, Ltd., and
                            Columbus Circle Investors
Large Capitalization
  Value..................   INVESCO Capital Management, Inc. and
                            Hotchkis and Willey
Small Capitalization
  Growth.................   Sawgrass Asset Management, L.L.C.
                            and Fleming Asset Management USA
Small Capitalization
  Value..................   Wood, Struthers & Winthrop Management
                            Corp. and Lazard Asset Management
International Equity.....   Lazard Asset Management
International Bond.......   Delaware International Advisers Ltd.
Total Return Bond and
  Intermediate-Term
  Bond...................   PIMCO
Mortgage Backed
  Securities and U.S.
  Government Money
  Market.................   Wellington Management Company, LLP

     The management fee paid PIFM is computed daily and payable monthly, at an annual rate of the average daily net assets of the Portfolios specified below and PIFM, in turn, pays each adviser a fee for its services.

                                       TOTAL
PORTFOLIO                          MANAGEMENT FEE    ADVISER FEE
--------------------------------   --------------    -----------
Large Capitalization Growth.....         .60%             .30%
Large Capitalization Value......         .60%             .30%
Small Capitalization Growth.....         .60%             .40%
Small Capitalization Value......         .60%             .40%
International Equity............         .70%             .40%
International Bond..............         .50%             .30%
Total Return Bond...............         .45%             .25%
Intermediate-Term Bond..........         .45%             .25%
Mortgage Backed Securities......         .45%             .25%
U.S. Government Money Market....         .25%            .125%

     The Fund has a distribution agreement with Prudential Investment Management Services LLC ("PIMS"). PIMS serves the Fund without compensation.

     PIFM and PIMS are indirect, wholly owned subsidiaries of The Prudential Insurance Company of America.

NOTE 3. OTHER TRANSACTIONS WITH AFFILIATES

      Prudential Mutual Fund Services LLC ("PMFS"), a wholly owned subsidiary of PIFM, serves as the Fund's transfer agent. The following amounts represent the fees PMFS charged for the year ended December 31, 1999 as well as the fees due PMFS as of December 31, 1999.

                                  AMOUNT INCURRED
                                      FOR THE         AMOUNT DUE
                                     YEAR ENDED         AS OF
                                    DECEMBER 31,     DECEMBER 31,
PORTFOLIO                               1999             1999
--------------------------------  ----------------   ------------
Large Capitalization Growth.....      $121,100         $ 11,300
Large Capitalization Value......       118,600           10,400
Small Capitalization Growth.....       114,400           10,000
Small Capitalization Value......       109,900            9,500
International Equity............       112,500            9,900
International Bond..............        36,100            3,000
Total Return Bond...............        48,000            4,200
Intermediate-Term Bond..........        59,000            5,400
Mortgage Backed Securities......        53,900            4,600
U.S. Government Money Market....        29,000            2,700

     For the year ended December 31, 1999, Prudential Securities Incorporated ("PSI") earned approximately $1,100, $49,000 and $40,200 in brokerage commissions on behalf of certain portfolio transactions executed with the Large Capitalization Growth Portfolio, Large Capitalization Value Portfolio and Small Capitalization Growth Portfolio, respectively.


NOTE 4. PORTFOLIO SECURITIES

     Purchases and sales of portfolio securities, excluding short-term investments and written options, for the period ended December 31, 1999 were as follows:

PORTFOLIO                              PURCHASES        SALES
------------------------------------  ------------   ------------
Large Capitalization Growth.........  $189,728,682   $195,695,379
Large Capitalization Value..........    99,535,211    104,555,886
Small Capitalization Growth.........   292,760,296    305,723,347
Small Capitalization Value..........    54,793,721     68,880,486
International Equity................    82,162,161    100,715,653
International Bond..................    37,247,786     38,017,829
Total Return Bond...................   292,844,847    282,403,695
Intermediate-Term Bond..............   302,773,045    278,551,793
Mortgage Backed Securities..........    20,375,459      9,795,841

     The federal income tax basis and unrealized appreciation/depreciation of each of the Portfolios' investments, excluding written options as of December 31, 1999, were as follows:

                                                        NET
                                                    UNREALIZED
                                                   APPRECIATION                GROSS UNREALIZED
PORTFOLIO                            BASIS         (DEPRECIATION)        APPRECIATION      DEPRECIATION
---------------------             ------------   -----------------      -------------      ------------
Large Capitalization Growth .    $ 238,848,378      $ 276,717,405       $ 277,890,899      $   1,173,494
Large Capitalization Value ..      233,103,350         28,722,811          56,654,071         27,931,260
Small Capitalization Growth .      147,943,401         38,639,334          44,179,878          5,540,544
Small Capitalization Value ..      111,947,950         14,789,905          23,800,905          9,011,000
International Equity ........      202,982,450         72,100,764          81,875,961          9,775,197
International Bond ..........       27,824,050         (1,849,624)            182,556          2,032,180
Total Return Bond ...........       97,131,061           (794,686)            342,380          1,137,066
Intermediate-Term Bond ......      141,270,469           (763,478)            564,042          1,327,520
Mortgage Backed Securities ..       68,591,575         (1,271,005)            714,617          1,985,622

      For federal income tax purposes, International Bond Portfolio, the Total Return Bond Portfolio, Intermediate-Term Bond Portfolio and Mortgage Backed Securities Portfolio had a capital loss carryforward as of December 31, 1999. Accordingly, no capital gain distributions are expected to be paid to shareholders of the International Bond Portfolio, Total Return Bond Portfolio and Mortgage Backed Securities Portfolio until future net gains have been realized in excess of such carryforward. In addition, certain portfolios have either partially or fully utilized prior year capital losses and/or are electing to treat net currency losses incurred in the two-month period ended December 31, 1999 as having been incurred in the following year.

                                                                     UTILIZATION     NET LOSSES
                                                                        OF           IN TWO
                                                                     PRIOR YEAR     MONTHS ENDED
                                         CAPITAL LOSS   EXPIRATION   CAPITAL LOSS   DECEMBER 31,
PORTFOLIO                                CARRYFORWARD      YEAR      CARRYFORWARD       1999
----------------------                   ------------   ----------   ------------   -------------
International Equity ...............      $       --        --      $       --      $   28,139
International Bond Portfolio .......         211,700      2007              --          95,861
Total Return Bond Portfolio ........           2,722      2007              --         352,900
Intermediate-Term Bond Portfolio ...       3,241,758      2007              --         276,982
Mortgage Backed Securities Portfolio         458,600      2002       2,718,500              --
                                             237,400      2007              --          35,900

     At December 31, 1999, the Total Return Bond and Intermediate-Term Bond Portfolios bought financial futures contracts. The unrealized appreciation/depreciation on such contracts as of December 31, 1999 were as follows:


TOTAL RETURN BOND PORTFOLIO:
                                                   VALUE AT        VALUE AT        UNREALIZED
NUMBER OF                         EXPIRATION     DECEMBER 31,       TRADE         APPRECIATION
CONTRACTS           TYPE             DATE            1999            DATE        (DEPRECIATION)
----------    ----------------    ----------     ------------     ----------     --------------
              LONG POSITIONS:
    48        5-yr. T-Note        Mar. 2000      $ 4,704,750      $4,764,000       $  (59,250)
    36        10-yr. T-Note       Mar. 2000        3,450,938       3,534,750          (83,812)
    19        Eurodollar          Sept. 2000       4,432,700       4,456,575          (23,875)
    13        Eurodollar          Dec. 2000        3,025,587       3,042,475          (16,888)
                                                                                   ----------
                                                                                   $ (183,825)
                                                                                   ==========



INTERMEDIATE-TERM BOND PORTFOLIO:
                                                       VALUE AT        VALUE AT        UNREALIZED
NUMBER OF                             EXPIRATION     DECEMBER 31,       TRADE         APPRECIATION
CONTRACTS             TYPE               DATE            1999            DATE        (DEPRECIATION)
----------    --------------------    ----------     ------------     ----------     --------------
              LONG POSITIONS:
    94        10-yr. T-Note           Mar. 2000       $9,010,781      $9,199,046       $ (188,265)
    74        5-yr. T-Note            Mar. 2000        7,253,156       7,344,500          (91,344)
                                                                                       ----------
                                                                                       $ (279,609)
                                                                                       ==========

      At December 31, 1999, the Total Return Bond Portfolio had outstanding forward currency contracts to sell foreign currencies, as follows:

                              VALUE AT
FOREIGN CURRENCY           SETTLEMENT DATE    CURRENT      APPRECIATION
SALE CONTRACTS               RECEIVABLE        VALUE      (DEPRECIATION)
-------------------------  ---------------   ----------   --------------
Eurodollar,
  expiring 1/24/00.......    $   746,445     $  706,546      $ 39,899
Japanese Yen,
  expiring 2/14/00.......        869,546        909,725       (40,179)
                             -----------     ----------      --------
                             $ 1,615,991     $1,616,271      $   (280)
                             ===========     ==========      ========

     At December 31, 1999, the Intermediate-Term Bond Portfolio had outstanding forward currency contracts to sell foreign currencies, as follows:

                              VALUE AT
FOREIGN CURRENCY           SETTLEMENT DATE    CURRENT      APPRECIATION
SALE CONTRACTS               RECEIVABLE        VALUE      (DEPRECIATION)
-------------------------  ---------------   ----------   --------------
Eurodollar,
  expiring 1/24/00.......    $ 1,279,620     $1,211,222      $ 68,398
Japanese Yen,
  expiring 2/14/00.......      1,445,860      1,512,668       (66,808)
                             -----------     ----------      --------
                             $ 2,725,480     $2,723,890      $  1,590
                             ===========     ==========      ========

     Transactions in options written during the period ended December 31, 1999, were as follows:

                                           NUMBER OF    PREMIUMS
TOTAL RETURN BOND PORTFOLIO                CONTRACTS    RECEIVED
----------------------------------------   ---------    --------
Options outstanding at December 31,
  1998..................................        15      $ 2,872
Options written.........................       486      236,857
Options terminated in closing purchase
  transactions..........................       (76)     (61,935 )
Options expired.........................      (285)     (129,040)
                                               ---      --------
Options outstanding at December 31,
  1999..................................       140      $48,754
                                               ===      =======

                                           NUMBER OF    PREMIUMS
INTERMEDIATE-TERM BOND PORTFOLIO           CONTRACTS    RECEIVED
----------------------------------------   ---------    --------
Options outstanding at December 31,
  1998..................................        24      $ 4,340
Options written.........................       548      300,147
Options terminated in closing purchase
  transactions                                (125)     (101,704)
Options expired.........................      (447)     (202,783)
                                              ----      --------
Options outstanding at December 31,
  1999..................................         0      $     0
                                              ====      ========


NOTE 5. CAPITAL

     The Fund has authorized an unlimited number of shares of beneficial interest at $.001 par value per share.

     Transactions in shares of beneficial interest during the year ended December 31, 1999 were as follows:

                                                                   SHARES
                                                                 ISSUED IN
                                                                REINVESTMENT                           INCREASE/
                                                                OF DIVIDENDS                           (DECREASE)
                                               SHARES               AND               SHARES           IN SHARES
PORTFOLIO                                       SOLD            DISTRIBUTIONS       REACQUIRED        OUTSTANDING
--------------------------------------      -------------       ------------       ------------       ------------
Large Capitalization Growth
  Portfolio...........................         5,316,176          1,844,182          (5,115,193)         2,045,165
Large Capitalization Value
  Portfolio...........................         4,949,283          2,840,847          (5,511,583)         2,278,547
Small Capitalization Growth
  Portfolio...........................         3,515,117          1,238,085          (4,434,609)           318,593
Small Capitalization Value
  Portfolio...........................         2,990,699            127,626          (4,083,584)          (965,259)
International Equity Portfolio........        31,285,882          1,444,349         (32,619,836)           110,395
International Bond Portfolio..........         1,036,333            173,070          (1,347,551)          (138,148)
Total Return Bond Portfolio...........         2,983,019            340,231          (2,891,426)           431,824
Intermediate-Term Bond Portfolio......         5,097,285            571,696          (4,435,925)         1,233,056
Mortgage Backed Securities Portfolio..         1,860,018            384,091          (2,447,653)          (203,544)

     Transactions in shares of beneficial interest during the year ended December 31, 1998 were as follows:

                                                                   SHARES
                                                                 ISSUED IN
                                                                REINVESTMENT                          INCREASE/
                                                                OF DIVIDENDS                         (DECREASE)
                                               SHARES               AND              SHARES           IN SHARES
PORTFOLIO                                       SOLD            DISTRIBUTIONS      REACQUIRED        OUTSTANDING
--------------------------------------      -------------       ------------       -----------       -----------
Large Capitalization Growth
  Portfolio...........................         3,830,971          1,197,514         (4,954,992)          73,493
Large Capitalization Value
  Portfolio...........................         3,668,396          1,982,225         (4,758,185)         892,436
Small Capitalization Growth
  Portfolio...........................         3,052,747            408,882         (3,755,087)        (293,458)
Small Capitalization Value
  Portfolio...........................         3,013,164            779,594         (3,677,883)         114,875
International Equity Portfolio........        25,575,077            901,284        (27,414,057)        (937,696)
International Bond Portfolio..........         1,135,046            142,350         (1,417,310)        (139,914)
Total Return Bond Portfolio...........         2,988,954            497,282         (1,866,519)       1,619,717
Intermediate-Term Bond Portfolio......         5,691,190            690,608         (5,350,123)       1,031,625
Mortgage Backed Securities Portfolio..         1,637,945            349,295         (1,876,495)         110,745

THE TARGET PORTFOLIO TRUST

REPORT OF INDEPENDENT ACCOUNTANTS

The Shareholders and Trustees of
The Target Portfolio Trust

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Large Capitalization Growth Portfolio, Large Capitalization Value Portfolio, Small Capitalization Growth Portfolio, Small Capitalization Value Portfolio, International Equity Portfolio, International Bond Portfolio, Total Return Bond Portfolio, Intermediate-Term Bond Portfolio, Mortgage Backed Securities Portfolio and U.S. Government Money Market Portfolio (constituting The Target Portfolio Trust, hereafter referred to as the "Trust") at December 31, 1999, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and each of their financial highlights for each of the three years in the period then ended, in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1999 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion expressed above. The accompanying financial highlights for the two periods in the period ended December 31, 1996 were audited by other independent accountants, whose opinion dated February 21, 1997 was unqualified.

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York
February 18, 2000

                   APPENDIX I -- HISTORICAL PERFORMANCE DATA



     The historical performance data contained in this Appendix relies on data obtained from statistical services, reports and other services believed by the Manager to be reliable. The information has not been independently verified by the Manager.



     This chart shows the long-term performance of various asset classes and the rate of inflation.



                EACH INVESTMENT PROVIDES A DIFFERENT OPPORTUNITY



              (VALUE OF $1 INVESTED ON 12/31/25 THROUGH 12/31/99)


                                [DOLLARS CHART]

                             Inflation - $9
                             T-Bills - $15
                             Bonds - $40
                             Common Stock - $2,845
                             Small Stock - $6,640

     Source: Ibbotson Associates. Used with permission. This chart is for illustrative purposes only and is not indicative of the past, present, or future performance of any TARGET Portfolio.



     Generally, stock returns are due to capital appreciation and reinvesting any gains. Bond returns are due mainly to reinvesting interest. Also, stock prices usually are more volatile than bond prices over the long-term.



     SMALL STOCK returns for 1926-1980 are those of stocks comprising the 5th quintile of the New York Stock Exchange. For 1981 through 1999, returns are those of the Dimensional Fund Advisors (DFA) Small Company Fund, which is a market-value-weighted index of the ninth and tenth deciles of the New York Stock Exchange (NYSE), plus stocks listed on the American Stock Exchange and over-the-counter with the same or less capitalization as the upper bound of the NYSE decile.



     COMMON STOCK returns are based on the S&P 500 Composite Stock Price Index, a market-weighted, unmanaged index of 500 stocks (currently) in a variety of industries. It is often used as a broad measure of stock market performance.



     LONG-TERM GOVERNMENT BOND returns are measured using a constant one-bond portfolio with a maturity of roughly 20 years.



     TREASURY BILL returns are for a one-month bill. Treasuries are guaranteed by the government as to the timely payment of principal and interest; equities are not.



     INFLATION is measured by the consumer price index (CPI).

     The following chart shows the performance of a hypothetical investment in the following stock indexes for the period indicated.



                  DIFFERENT TYPES OF STOCKS, DIFFERENT RETURNS



                        VALUE OF $1 INVESTED ON 12/31/69

[BAR CHART]

Common Stocks                                                           Small Stocks                      Foreign Stock
47.41                                                                         $52.61                             $33.41


     COMMON STOCK returns are based on the S&P 500 Composite Stock Price Index, a market-weighted, unmanaged index of 500 stocks (currently) in a variety of industries. It is often used as a broad measure of stock market performance.
Source: Lipper Inc.



     SMALL STOCK performance for the beginning of the period through 1980 is based on the returns of stocks making up the 5th quintile of the New York Stock Exchange (NYSE) and, for 1981-1999, is based on the returns of the DFA Small Company Fund, which is a market-value-weighted index of the ninth and tenth deciles of the NYSE, plus stocks listed on the American Stock Exchange and over-the-counter with the same or less capitalization as the upper bound of the NYSE decile. Source: Ibbotson Associates.



     FOREIGN STOCK returns are represented by the Morgan Stanley Capital International Europe Australia Far East (EAFE) index, a common measure of foreign stock performance. It is a market-weighted index of 20 countries.
Source: Lipper Inc.



     Geometric Returns are through 1999. Generally, returns of foreign stocks are more volatile than those of common or small stocks.



     This chart is for illustrative purposes only and is not indicative of the past, present, or future performance of any TARGET Portfolio.

     This chart shows the performance of a hypothetical investment in short-term U.S. government securities adjusted for inflation for the period from January 1, 1999 through December 31, 1999.



                         TOO MANY SHORT-TERM SECURITIES


                               MAY NOT MAKE SENSE



INFLATION AND TAXES CAN ERODE YOUR INVESTMENT



Initial investment..........................................    $      10,000
Interest income: 4.44%......................................              444
Tax paid on interest (assumes 39.6% tax rate)...............             -176
                                                                -------------
Net interest income.........................................              268
Adjust for 3.0% inflation...................................             -300
                                                                -------------
Net investment..............................................    $       9,968



                     THE INVESTOR'S NET RETURN WAS -0.32%!



     1999 Salomon Smith Barney Brothers 30-day Treasury bill return used for short-term interest rate. Federal tax rate of 31% and 1999 inflation rate (CPI) were used. Short-term rates can fluctuate.



     Past performance is no guarantee of future results. This hypothetical example is provided for informational purposes only. It is not intended to represent any specific investment and is not indicative of past, present, or future performance of any TARGET Portfolio.

     Each bar shows the best
and worst annualized return for
the specified holding periods
through 1999. For example, the
best one-year return occurred
in 1933 and the worst 10-year
annualized return occurred from
1929-1938. The first holding
period started on 12/31/25 and
the first 20-year period ended
on 12/31/45.



     Common stock returns are
based on the S&P 500 Composite
Stock Price Index, a
market-weighted, unmanaged
index of 500 stocks (currently)
in a variety of industries. It
is often used as a broad
measure of stock market
performance.



     This chart is for
illustrative purposes only and
is not indicative of the past,
present, or future performance
of any TARGET Portfolio.



     Source:  Ibbotson Associates


                                            TIME REDUCES YOUR RISK


                                 BEST AND WORST ANNUALIZED RETURNS OF THE S&P

                               [S&P BEST AND WORST ANNUALIZED RETURNS BAR CHART]

                 APPENDIX II -- GENERAL INVESTMENT INFORMATION



     The following terms are used in mutual fund investing.



ASSET ALLOCATION



     Asset allocation is a technique for reducing risk and providing balance. Asset allocation among different types of securities within an overall investment portfolio helps to reduce risk and to potentially provide stable returns, while enabling investors to work toward their financial goal(s). Asset allocation is also a strategy to gain exposure to better performing asset classes while maintaining investment in other asset classes.



DIVERSIFICATION



     Diversification is a time-honored technique for reducing risk, providing "balance" to an overall portfolio and potentially achieving more stable returns. Owning a portfolio of securities mitigates the individual risks (and returns) of any one security. Additionally, diversification among types of securities reduces the risks (and general returns) of any one type of security.



DURATION



     Debt securities have varying levels of sensitivity to interest rates. As interest rates fluctuate, the value of a bond (or a bond portfolio) will increase or decrease. Longer term bonds are generally more sensitive to changes in interest rates. When interest rates fall, bond prices generally rise. Conversely, when interest rates rise, bond prices generally fall.



     Duration is an approximation of the price sensitivity of a bond (or a bond portfolio) to interest rate changes. It measures the weighted average maturity of a bond's (or a bond portfolio's) cash flows, i.e., principal and interest rate payments. Duration is expressed as a measure of time in years -- the longer the duration of a bond (or a bond portfolio), the greater the impact of interest rate changes on the bond's (or the bond portfolio's) price. Duration differs from effective maturity in that duration takes into account call provisions, coupon rates and other factors. Duration measures interest rate risk only and not other risks, such as credit risk and, in the case of non-U.S. dollar denominated securities, currency risk. Effective maturity measures the final maturity dates of a bond (or a bond portfolio).



MARKET TIMING



     Market timing -- buying securities when prices are low and selling them when prices are relatively higher -- may not work for many investors because it is impossible to predict with certainty how the price of a security will fluctuate. However, owning a security for a long period of time may help investors offset short-term price volatility and realize positive returns.



POWER OF COMPOUNDING



     Over time, the compounding of returns can significantly impact investment returns. Compounding is the effect of continuous investment on long-term investment results, by which the proceeds of capital appreciation (and income distributions, if elected) are reinvested to contribute to the overall growth of assets. The long-term investment results of compounding may be greater than that of an equivalent initial investment in which the proceeds of capital appreciation and income distributions are taken in cash.



STANDARD DEVIATION



     Standard deviation is an absolute (non-relative) measure of volatility which, for a mutual fund, depicts how widely the returns varied over a certain period of time. When a fund has a high standard deviation, its range of performance has been very wide, implying greater volatility potential. Standard deviation is only one of several measures of a fund's volatility.

                      (This Page Intentionally Left Blank)

                                  APPENDIX III


                              GLOSSARY OF INDEXES


U.S. LARGE CAP STOCKS (S&P 500) -- The S&P 500 is a capital-weighted index representing the aggregate market value of the common equity of 500 stocks primarily traded on the New York Stock Exchange. The S&P 500 is an unmanaged index.

U.S. SMALL CAP STOCKS (RUSSELL 2000) -- The Russell 2000 Index is a stock market index comprised of the 2000 smallest U.S. domiciled publicly traded common stocks that are included in the Russell 3000 Index. These common stocks represent 10% of the total market capitalization of the Russell 3000 Index which, in turn, represents approximately 98% of the publicly traded U.S. equity market.

INTERNATIONAL STOCKS (MORGAN STANLEY CAPITAL INTERNATIONAL EUROPE, AUSTRALIA, FAR EAST (EAFE) INDEX) -- The MSCI EAFE Index is an arithmetical average weighted by market value of the performance of over 1000 non-U.S. companies representing 20 stock markets in Europe, Australia, New Zealand and the Far East. The EAFE Index is an unmanaged index.

U.S. BONDS (LEHMAN BROTHERS AGGREGATE BOND INDEX) -- The index is composed of securities from the Lehman Brothers Government/Corporate Bond Index, Mortgage-Backed Securities Index, and Asset Backed Securities Index. Total return comprises price appreciation/depreciation and income as a percentage of the original investment.

INTERNATIONAL BONDS (WB INDEX) -- The Salomon Smith Barney Non-U.S. World Government WB Index (WB Index) measures the total return performance of high quality securities in major sectors of the international bond market. The Index covers approximately 600 bonds from 17 currencies. Only high quality, straight issues are included. The WB Index is calculated on both a weighted and an unweighted basis. Generally, index samples for each market are restricted to bonds with at least one year of remaining life. The WB Index is an unmanaged index.

U.S. TREASURY BILLS (SALOMON BROTHERS 90 DAY INDEX) -- This index is constructed by purchasing equal dollar amounts of three-month Treasury bills at the beginning of three consecutive months. As each bill matures, all proceeds are rolled over or reinvested in a new three-month bill. The income used to calculate the monthly return is derived by subtracting the original amount invested from the maturity value.

SALOMON SMITH BARNEY MORTGAGE-BASED SECURITIES INDEX (MBS INDEX) -- The MBS Index is comprised of 30- and 15-year GNMA, FNMA and FHLMC pass-through, and FNMA and FHLMC balloon mortgages. The MBS Index is an unmanaged index.

INFLATION (CPI) -- The Consumer Price Index for all urban consumers, not seasonally adjusted, is used to measure the rate of change of consumer prices. This measures inflation and is constructed by the U.S. Department of Labor, Bureau of Labor Statistics, Washington D.C.

LARGE CAP GROWTH INDEX (RUSSELL 1000 GROWTH) -- Contains those Russell 1000 securities with a "growth" orientation. Securities in this index tend to exhibit higher price-to-book and price-to-earnings ratios, lower dividend yields, and higher forecasted growth rates than those in the Value universe.

LARGE CAP VALUE INDEX (RUSSELL 1000 VALUE) -- Contains those Russell 1000 securities with a "value" orientation. Securities in this index tend to exhibit lower price-to-book and price-to-earnings ratios, higher dividend yields, and lower forecasted growth rates than those in the Growth universe.

SMALL CAP GROWTH INDEX (PSI SMALL CAP GROWTH INDEX) -- This index is created by screening the twentieth through forty-fifth percentiles of market value in the Compustat universe for companies with growth characteristics. Growth stocks have historical sales growth rates that are greater than 10%, rank in the top half of the Institutional Brokers Estimate System (I/B/E/S) universe based on forecasted growth rate, and have low payouts and debt/capital ratios.

                                      III-1

SMALL CAP VALUE INDEX (PSI SMALL CAP VALUE) -- This index is created by screening the twentieth through forty-fifth percentiles of market value in the Compustat universe for companies with value characteristics. Value stocks rank in the bottom 50% of the universe based on a normalized P/E ratio. Companies must have sustainable dividend rates.

LEHMAN BROTHERS GOVERNMENT/CORPORATE BOND INDEX -- The Lehman Brothers Government/ Corporate Bond Index (LGCI) is a weighted index comprised of publicly traded intermediate and long-term government and corporate debt with an average maturity of 10 years. The LGCI is an unmanaged index.

LEHMAN BROTHERS INTERMEDIATE GOVERNMENT/CORPORATE BOND INDEX -- The Lehman Brothers Intermediate Government/Corporate Bond Index (Lehman Int. Gov't Corp. Index) is a weighted index comprised of securities issued or backed by the U.S. government and its agencies and securities publicly issued by corporations with one to ten years remaining to maturity, rated investment grade and having $50 million or more outstanding. The Lehman Int. Gov't Corp. Index is an unmanaged index.

LIPPER INTERNATIONAL EQUITY FUND AVERAGE -- Contains international equity funds that report to Lipper Analytical Services. The funds are given equal weight in constructing performance which prevents any one fund from having a greater impact on the overall calculation. Each fund contained in the average has stated that their objective matches that of the group. Single country funds are not included in this group.

LIPPER CORPORATE BOND FUND AVERAGE -- Contains corporate bond funds that report to Lipper Analytical Services. The funds have an average credit quality rating of least an "A". The average maturity is greater than 10 years. The funds are equally weighted to assure that no one fund has more of an impact on the performance calculation than any other fund.

LIPPER INTERMEDIATE TERM BOND FUND AVERAGE -- Contains intermediate-term bond funds that report to Lipper Analytical Services. The funds invest mainly in investment grade debt instruments and have an average credit rating of "A". The average maturity is between 5 to 10 years. The funds are equally weighted to assure that no one fund has more of an impact on the performance calculation than any other fund.

LIPPER MORTGAGE FUND AVERAGE -- Contains mortgage funds that report to Lipper Analytical Services. The funds contain primarily U.S. mortgage obligations. The average maturity is greater than 10 years. The funds are equally weighted to assure that no one fund has more of an impact on the performance calculation than any other fund.

LIPPER GOVERNMENT MONEY MARKET AVERAGE -- Contains Government money market funds that report to Lipper Analytical Services. The funds invest in short-term U.S. Government obligations. The funds are equally weighted to assure that no one fund has more of an impact on the performance calculation than any other fund.

LIPPER WORLD INCOME FUND AVERAGE -- Contains world income funds that report to Lipper Analytical Services. The funds are able to invest in debt instruments in any country. The funds are equally weighted to assure that no one fund has more of an impact on the performance calculation than any other fund.

MORNINGSTAR LARGE CAP GROWTH AVERAGE -- Funds that have a median market capitalization exceeding $5 billion qualify for large cap designation. Morningstar then categorizes growth funds as having a price/earnings ratio combined with price/book ratio greater than the S&P 500.

MORNINGSTAR LARGE CAP VALUE AVERAGE -- Funds that have a median market capitalization exceeding $5 billion qualify for large cap designation. Morningstar then categorizes value funds as having a price/earnings ratio combined with price/book ratio less than the S&P 500.

                                      III-2

MORNINGSTAR SMALL CAP GROWTH AVERAGE -- Funds that have a median market capitalization less than $1 billion qualify for small cap designation. Morningstar then categorizes growth funds as having a price/earnings ratio combined with price/book ratio greater than the S&P 500.

MORNINGSTAR SMALL CAP VALUE AVERAGE -- Funds that have a median market capitalization less than $1 billion qualify for small cap designation. Morningstar then categorizes value funds as having a price/earnings ratio combined with price/book ratio less than the S&P 500.

                                      III-3

                                     PART C

                               OTHER INFORMATION

ITEM 23.  EXHIBITS.


(a) (1)         Certificate of Trust.(2)
    (2)         Amendment to Certificate of Trust.*
    (3)         Form of Amended and Restated Declaration of Trust.*
(b)             Amended and Restated By-Laws.*
(c)             Not Applicable.
(d) (1) (i)     Management Agreement between the Registrant and Prudential
                Investments Fund Management LLC (formerly known as
                Prudential Mutual Fund Management).(2)
        (ii)    Amendment to Management Agreement.(2)
    (2) (i)     Subadvisory Agreement between Prudential Mutual Fund
                Management, Inc. and INVESCO Capital Management Inc.(3)
        (ii)    Subadvisory Agreement between Prudential Investments Fund
                Management LLC and Sawgrass Asset Management, L.L.C.(6)
        (iii)   Subadvisory Agreement between Prudential Mutual Fund
                Management, Inc. and Lazard Asset Management for the
                International Equity Portfolio.(2)
        (iv)    Subadvisory Agreement between Prudential Mutual Fund
                Management, Inc. and Wellington Management Company.(2)
        (v)     Subadvisory Agreement between Prudential Mutual Fund
                Management, Inc. and Delaware International Advisers Ltd.(3)
        (vi)    Subadvisory Agreement between Prudential Mutual Fund
                Management, Inc. and Columbus Circle Investors.(2)
        (vii)   Subadvisory Agreement between Prudential Mutual Fund
                Management, Inc. and Pacific Investment Management
                Company.(2)
        (viii)  Subadvisory Agreement between Prudential Mutual Fund
                Management and Hotchkis and Wiley.(2)
        (ix)    Subadvisory Agreement between Prudential Investments Fund
                Management LLC and Fleming Asset Management USA.(6)
        (x)     Subadvisory Agreement between Prudential Mutual Fund
                Management, Inc. and Lazard Asset Management for the Small
                Capitalization Value Portfolio.*
        (xi)    Subadvisory Agreement between Prudential Mutual Fund
                Management, Inc. and Wood, Struthers & Winthrop Management
                Corp.*
        (xii)   Subadvisory Agreement between Prudential Mutual Fund
                Management, Inc. and Oak Associates, Ltd.(1)
(e)(1)          Distribution Agreement between the Registrant and Prudential
                Investment Management Services LLC.(4)
    (2)         Form of Selected Dealer Agreement.(4)
(g) (1)         Custodian Contract between the Registrant and State Street
                Bank and Trust Company.(2)
    (2)         Amendment to Custodian Contract/Agreement dated February 22,
                1999.(5)
(h)(1)          Transfer Agency and Service Agreement between the Registrant and Prudential Mutual Fund Services, Inc.(2)
    (2)         Amendment to Transfer Agency and Service Agreement.*
(i)             Opinion of Morris, Nichols, Arsht & Tunnell.*
(j)             Consent of Independent Accountants.*
(p)(1)          Code of Ethics of Registrant.*
    (2)         Code of Ethics of Prudential Investments Fund Management LLC
                and Prudential Investment Management Services LLC*
    (3)         Code of Ethics of INVESCO Capital Management, Inc.*
    (4)         Code of Ethics of Sawgrass Asset Management, L.L.C.*

    (5)         Code of Ethics of Lazard Asset Management*
    (6)         Code of Ethics of Wellington Management Company*
    (7)         Code of Ethics of Delaware International Advisors Ltd.*
    (8)         Code of Ethics of Columbus Circle Investors*
    (9)         Code of Ethics of Pacific Investment Management Company*
    (10)        Code of Ethics of Hotchkis and Wiley*
    (11)        Code of Ethics of Fleming Asset Management USA*
    (12)        Code of Ethics of Oak Associates, Ltd.*
    (13)        Code of Ethics of DLJ Asset Management, Inc.*


---------------
*  Filed herewith.


1. Incorporated by reference to the Registrant's Post-Effective Amendment No. 6 to its Registration Statement on Form N-1A filed via EDGAR on March 1, 1996 (File No. 33-50476).


2. Incorporated by reference to the Registrant's Post-Effective Amendment No. 7 to its Registration Statement on Form N-1A filed via EDGAR on March 11, 1997 (File No. 33-50476).

3. Incorporated by reference to the Registrant's Post-Effective Amendment No. 8 to its Registration Statement on Form N-1A filed via EDGAR on March 9, 1998 (File No. 33-50476).

4. Incorporated by reference to the Registrant's Post-Effective Amendment No. 9 to its Registration Statement on Form N-1A filed via EDGAR on March 2, 1999 (File No. 33-50476).

5. Incorporated by reference to the Registrant's Post-Effective Amendment No. 10 to its Registration Statement on Form N-1A filed via EDGAR on May 1, 1999 (File No. 33-50476).


6. Incorporated by reference to the Registrant's Post-Effective Amendment No. 11 to its Registration Statement on Form N-1A filed via EDGAR on March 2, 2000 (File No. 33-50476).


ITEM 24.  PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT.

     Not Applicable.

ITEM 25.  INDEMNIFICATION.

     As permitted by Sections 17(h) and (i) of the Investment Company Act of 1940, as amended, (the Investment Company Act) and pursuant to Article VI of the Fund's By-Laws (Exhibit (b) to the Registration Statement), officers, trustees, employees and agents of the Registrant will not be liable to the Registrant, any stockholder, officer, director, employee, agent or other person for any action or failure to act, except for bad faith, willful misfeasance, gross negligence or reckless disregard of duties, and those individuals may be indemnified against liabilities in connection with the Registrant, subject to the same exceptions. Section 3817 of the Delaware Business Trust Act permits indemnification of trustees who acted in good faith and reasonably believed that the conduct was in the best interest of the Registrant. As permitted by Section 17(i) of the Investment Company Act, pursuant to Section 8 of the Distribution Agreement (Exhibit (e)(1) to the Registration Statement), the Distributor of the Registrant may be indemnified against liabilities which it may incur, except liabilities arising from bad faith, gross negligence, willful misfeasance or reckless disregard of duties.

     Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended, (Securities Act) may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Investment Company Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in connection with the successful defense of any action, suit or proceeding) is asserted against the Registrant by such trustee, officer or controlling person in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Investment Company Act and will be governed by the final adjudication of such issue.

     The Registrant has purchased an insurance policy insuring its officers and trustees against liabilities, and certain costs of defending claims against such officers and trustees, to the extent such officers and trustees are not found to have committed conduct constituting willful misfeasance, bad faith, gross negligence or reckless disregard in the performance of their duties. The insurance policy also insures the Registrant against the cost of indemnification payments to officers and trustees under certain circumstances.

     Section 9 of the Management Agreement (Exhibit (d)(1)(i) to the Registration Statement) and Section 4 of the Subadvisory Agreements (Exhibits
(d)(2) to the Registration Statement) limit the liability of Prudential Investments Fund Management LLC (PIFM) and each Adviser, respectively, to liabilities arising from willful misfeasance, bad faith or gross negligence in the performance of their respective duties or from reckless disregard by them of their respective obligations and duties under the agreements.

     The Registrant hereby undertakes that it will apply the indemnification provisions of its By-Laws and the Distribution Agreement in a manner consistent with Release No. 11330 of the Securities and Exchange Commission under the Investment Company Act as long as the interpretation of Section 17(h) and 17(i) of such Act remains in effect and is consistently applied.

ITEM 26.  BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER.

     (a) Prudential Investments Fund Management LLC

     See "How the Trust is Managed -- Manager" in the Prospectus constituting Part A of this Registration Statement and "Investment Advisory and Other Services" in the Statement of Additional Information constituting Part B of this Registration Statement.

     The business and other connections of the officers of PIFM are listed in Schedules A and D of Form ADV of PIFM as currently on file with the Securities and Exchange Commission, as most recently amended (File No. 801-31104).

     The business and other connections of PIFM's directors and principal executive officers are set forth below. Except as otherwise indicated, the address of each person is Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077.

      NAME AND ADDRESS            POSITION WITH PIFM                 PRINCIPAL OCCUPATIONS
      ----------------            ------------------                 ---------------------
David R. Odenath, Jr. .......  Officer in Charge,          Officer in Charge, President, Chief
                                 President, Chief            Executive Officer and Chief Operating
                                 Executive Officer and       Officer, PIFM; Senior Vice President,
                                 Chief Operating             The Prudential Insurance Company of
                                 Officer                     America (Prudential)
Robert F. Gunia..............  Executive Vice President    Executive Vice President and Chief
                                 and Chief                   Administrative Officer, PIFM; Vice
                                 Administrative Officer      President, Prudential; President,
                                                             Prudential Investment Management
                                                             Services LLC (PIMS)

      NAME AND ADDRESS            POSITION WITH PIFM                 PRINCIPAL OCCUPATIONS
      ----------------            ------------------                 ---------------------
William V. Healey............  Executive Vice              Executive Vice President, Chief Legal
                                 President, Chief Legal      Officer and Secretary, PIFM; Vice
                                 Officer and Secretary       President and Associate General Counsel,
                                                             Prudential; Senior Vice President, Chief
                                                             Legal Officer and Secretary, PIMS
Brian W. Henderson...........  Executive Vice President    Executive Vice President, PIFM; Senior
                                                             Vice President and Chief Operating
                                                             Officer, PIMS
Stephen Pelletier............  Executive Vice President    Executive Vice President, PIFM
Judy A. Rice.................  Executive Vice President    Executive Vice President, PIFM
Lynn M. Waidvogel............  Executive Vice President    Executive Vice President, PIFM

     (b) Columbus Circle Investors (CCI)

     See "How the Trust is Managed -- Advisers and Portfolio Managers" in the Prospectus constituting Part A of this Registration Statement and "Manager and Advisers" in the Statement of Additional Information constituting Part B of this Registration Statement.

     Information as to CCI's directors and executive officers is included in its Form ADV filed with the Securities and Exchange Commission (File No. 801-31227), as most recently amended, the text of which is incorporated herein by reference.

     (c) INVESCO Capital Management, Inc. (INVESCO)

     See "How the Trust is Managed -- Advisers and Portfolio Managers" in the Prospectus constituting Part A of this Registration Statement and "Manager and Advisers" in the Statement of Additional Information constituting Part B of this Registration Statement.

     Information as to INVESCO's directors and executive officers is included in its Form ADV filed with the Securities and Exchange Commission (File No. 801-33949), as most recently amended, the text of which is incorporated herein by reference.

     (d) Hotchkis and Wiley

     See "How the Trust is Managed -- Advisers and Portfolio Managers" in the Prospectus constituting Part A of this Registration Statement and "Manager and Advisers" in the Statement of Additional Information constituting Part B of this Registration Statement.

     Information as to Hotchkis and Wiley is included in the Form ADV of Merrill Lynch Asset Management, L.P. filed with the Securities and Exchange Commission (File No. 801-11583), as most recently amended, the text of which is incorporated herein by reference.

     (e) Sawgrass Asset Management, L.L.C. (Sawgrass)

     See "How the Trust is Managed -- Advisers and Portfolio Managers" in the Prospectus constituting Part A of this Registration Statement and "Manager and Advisers" in the Statement of Additional Information constituting Part B of this Registration Statement.

     Information as to Sawgrass' directors and officers is included in its Form ADV filed with the Securities and Exchange Commission (File No. 801-55243), as most recently amended, the text of which is incorporated by reference.

     (f) Fleming Asset Management USA (Fleming USA)

     See "How the Trust is Managed -- Advisers and Portfolio Managers" in the Prospectus constituting Part A of this Registration Statement and "Manager and Advisers" in the Statement of Additional Information constituting Part B of this Registration Statement.

     Information as to Fleming USA's directors and executive officers is included in its Form ADV filed with the Securities and Exchange Commission (File No. 801-26297), as most recently amended, the text of which is incorporated herein by reference.

     (g) Lazard Asset Management

     See "How the Trust is Managed -- Advisers and Portfolio Managers" in the Prospectus constituting Part A of this Registration Statement and "Manager and Advisers" in the Statement of Additional Information constituting Part B of this Registration Statement.

     Information as to the general members of Lazard Freres & Co. LLC is included in its Form ADV filed with the Securities and Exchange Commission (File No. 801-6568), as most recently amended, the text of which is incorporated herein by reference.

     (h) Delaware International Advisers Ltd. (DIAL)

     See "How the Trust is Managed -- Advisers and Portfolio Managers" in the Prospectus constituting Part A of this Registration Statement and "Manager and Advisers" in the Statement of Additional Information constituting Part B of this Registration Statement.

     Information as to DIAL's directors and executive officers is included in its Form ADV filed with the Securities and Exchange Commission (File No. 801-37702), as most recently amended, the text of which is incorporated herein by reference.

     (i) Pacific Investment Management Company (PIMCO)

     See "How the Trust is Managed -- Advisers and Portfolio Managers" in the Prospectus constituting Part A of this Registration Statement and "Manager and Advisers" in the Statement of Additional Information constituting Part B of this Registration Statement.

     Information as to PIMCO's partners is included in its Form ADV filed with the Securities and Exchange Commission (File No. 801-7260), as most recently amended, the text of which is incorporated herein by reference.

     (j) Wellington Management Company, LLP (WMC)

     See "How the Trust is Managed -- Advisers and Portfolio Managers" in the Prospectus constituting Part A of this Registration Statement and "Manager and Advisers" in the Statement of Additional Information constituting Part B of this Registration Statement.

     Information as to WMC's general partners is included in its Form ADV filed with the Securities and Exchange Commission (File No. 801-15908), as most recently amended, the text of which is incorporated herein by reference.

     (k) DLJ Asset Management, Inc.

     See "How the Trust is Managed -- Advisers and Portfolio Managers" in the Prospectus constituting Part A of this Registration Statement and "Manager and Advisers" in the Statement of Additional Information constituting Part B of this Registration Statement.

     Information as to DLJ Asset Management Inc.'s directors and executive officers is included in its Form ADV filed with the Securities and Exchange Commission (File No. 801-9952), as most recently amended, the text of which is incorporated herein by reference.

     (l) Oak Associates, Ltd.

     See "How the Trust is Managed -- Advisers and Portfolio Managers" in the Prospectus constituting Part A of this Registration Statement and "Manager and Advisers" in the Statement of Additional Information constituting Part B of this Registration Statement.

     Information as to Oak Associates, Ltd.'s directors and executive officers is included in its Form ADV filed with the Securities and Exchange Commission (File No. 801-23632), as most recently amended, the text of which is incorporated herein by reference.

ITEM 27.  PRINCIPAL UNDERWRITERS.

     (a) Prudential Investment Management Services LLC (PIMS)


     PIMS is distributor for the Cash Accumulation Trust, COMMAND Government Fund, COMMAND Money Fund, COMMAND Tax-Free Fund, Global Utility Fund, Inc., Nicholas-Applegate Fund, Inc. (Nicholas-Applegate Growth Equity Fund), Prudential Balanced Fund, Prudential California Municipal Fund, Prudential Diversified Bond Fund, Inc., Prudential Diversified Funds, Prudential Emerging Growth Fund, Inc., Prudential Equity Fund, Inc. Prudential Equity Income Fund, Inc., Prudential Europe Growth Fund, Inc., Prudential Global Genesis Fund, Inc., Prudential Global Total Return Fund, Inc., Prudential Government Income Fund, Inc., Prudential Government Securities Trust, Prudential High Yield Fund, Inc., Prudential High Yield Total Return Fund, Inc., Prudential Index Series Fund, Prudential Institutional Liquidity Portfolio, Inc., Prudential International Bond Fund, Inc., Prudential Mid-Cap Value Fund, Prudential MoneyMart Assets, Inc., Prudential Municipal Bond Fund, Prudential Municipal Series Fund, Prudential National Municipals Fund, Inc., Prudential Natural Resources Fund, Inc., Prudential Pacific Growth Fund, Inc., Prudential Real Estate Securities Fund, Prudential Small-Cap Quantum Fund, Inc., Prudential Small Company Value Fund, Inc., Prudential Special Money Market Fund, Inc., Prudential Structured Maturity Fund, Inc., Prudential 20/20 Focus Fund, Prudential Tax-Free Money Fund, Inc., Prudential Tax-Managed Funds, Prudential World Fund, Inc., The Prudential Investment Portfolios, Inc., Target Funds and The Target Portfolio Trust.



     PIMS is also distributor of the following unit investment trusts: Separate Accounts; Prudential's Gibraltar Fund, Inc., The Prudential Variable Contract Account-2, The Prudential Variable Contract Account-10, The Prudential Variable Contract Account-11, The Prudential Variable Contract Account-24, The Prudential Variable Contract Account 61-2, The Prudential Discovery Select Group Variable Contract Account, The Pruco Life Flexible Premium Variable Annuity Account, The Pruco Life of New Jersey Flexible Premium Variable Annuity Account, The Prudential Individual Variable Contract Account and the Prudential Qualified Individual Variable Contract Account.

     (b) Information concerning the directors and officers of PIMS is set forth below.


                                                 POSITIONS AND OFFICES               POSITIONS AND
                 NAME(1)                            WITH UNDERWRITER            OFFICES WITH REGISTRANT
                 -------                         ---------------------          -----------------------
Margaret Deverell.........................  Vice President and Chief                   None
                                              Financial Officer
Robert F. Gunia...........................  President                           Vice President and
                                                                                       Trustee
Kevin Frawley.............................  Senior Vice President and
  213 Washington Street                     Compliance Officer                         None
  Newark, NJ 07102
William V. Healey.........................  Senior Vice President, Secretary    Assistant Secretary
                                              and Chief Legal Officer
Brian W. Henderson........................  Senior Vice President and                  None
                                            Officer
John R. Strangfeld, Jr. ..................  Advisory Board Member               President and Trustee


---------------

(1) The address of each person named is Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102 unless otherwise indicated.


     (c) Registrant has no principal underwriter who is not an affiliated person of the Registrant.


     All accounts, books and other documents required to be maintained by
Section 31(a) of the Investment Company Act and the Rules thereunder are maintained at the offices of State Street Bank and Trust Company, One Heritage Drive, North Quincy, Massachusetts 02171; the Registrant, Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077; and Prudential Mutual Fund Services LLC, 194 Wood Avenue South, Iselin, New Jersey 08830. Documents required by Rules 31a-1(b)(4), (5), (6), (7), (9), (10) and (11), 31a-1(d), and
31a-1(f) will be kept at 100 Mulberry Street, Gateway Center Three, Newark, New Jersey 07102-4077 and the remaining accounts, books and other documents required by such other pertinent provisions of Section 31(a) and the Rules promulgated thereunder will be kept by State Street Bank and Trust Company and Prudential Mutual Fund Services LLC.


ITEM 29.  MANAGEMENT SERVICES.

     Other than as set forth under the caption "How the Trust is Managed" in the Prospectus and the caption "Investment Advisory and Other Services" in the Statement of Additional Information, constituting Parts A and B, respectively, of this Post-Effective Amendment to the Registration Statement, Registrant is not a party to any management-related service contract.

ITEM 30.  UNDERTAKINGS.

     Not applicable.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Post-Effective Amendment to its Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Newark and State of New Jersey, on the 1st day of May, 2000.


                                          THE TARGET PORTFOLIO TRUST

                                          /s/     JOHN R. STRANGFELD
                                          --------------------------------------
                                              John R. Strangfeld, President

     Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.


                     SIGNATURE                                     TITLE                     DATE
                     ---------                                     -----                     ----
               /s/ EUGENE C. DORSEY                  Trustee                             May 1, 2000
---------------------------------------------------
                 Eugene C. Dorsey
                /s/ ROBERT F. GUNIA                  Trustee                             May 1, 2000
---------------------------------------------------
                  Robert F. Gunia
               /s/ ROBERT E. LABLANC                 Trustee                             May 1, 2000
---------------------------------------------------
                 Robert E. LaBlanc
            /s/ DOUGLAS H. MCCORKINDALE              Trustee                             May 1, 2000
---------------------------------------------------
              Douglas H. McCorkindale
               /s/ THOMAS T. MOONEY                  Trustee                             May 1, 2000
---------------------------------------------------
                 Thomas T. Mooney
             /s/ DAVID R. ODENATH, JR.               Trustee                             May 1, 2000
---------------------------------------------------
               David R. Odenath, Jr.
               /s/ STEPHEN STONEBURN                 Trustee                             May 1, 2000
---------------------------------------------------
                 Stephen Stoneburn
              /s/ JOHN R. STRANGFELD                 President                           May 1, 2000
---------------------------------------------------  and Trustee
                John R. Strangfeld
                /s/ GRACE C. TORRES                  Treasurer and Principal             May 1, 2000
---------------------------------------------------  Financial and Accounting Officer
                  Grace C. Torres
               /s/ CLAY T. WHITEHEAD                 Trustee                             May 1, 2000
---------------------------------------------------
                 Clay T. Whitehead

                                 EXHIBIT INDEX



                                                                              SEQUENTIALLY
                                                                                NUMBERED
                                                                                 PAGES
(a) (1)         Certificate of Trust.(2)....................................
    (2)         Amendment to Certificate of Trust.*.........................
    (3)         Form of Amended and Restated Declaration of Trust.*.........
(b)             Amended and Restated By-Laws.*..............................
(c)             Not Applicable..............................................
(d) (1) (i)     Management Agreement between the Registrant and Prudential
                Investments Fund Management LLC (formerly known as
                Prudential Mutual Fund Management).(2)......................
        (ii)    Amendment to Management Agreement.(2).......................
    (2) (i)     Subadvisory Agreement between Prudential Mutual Fund
                Management, Inc. and INVESCO Capital Management Inc.(3).....
        (ii)    Subadvisory Agreement between Prudential Investments Fund
                Management LLC and Sawgrass Asset Management, L.L.C.(6).....
        (iii)   Subadvisory Agreement between Prudential Mutual Fund
                Management, Inc. and Lazard Asset Management for the
                International Equity Portfolio.(2)..........................
        (iv)    Subadvisory Agreement between Prudential Mutual Fund
                Management, Inc. and Wellington Management Company.(2)......
        (v)     Subadvisory Agreement between Prudential Mutual Fund
                Management, Inc. and Delaware International Advisers
                Ltd.(3).....................................................
        (vi)    Subadvisory Agreement between Prudential Mutual Fund
                Management, Inc. and Columbus Circle Investors.(2)..........
        (vii)   Subadvisory Agreement between Prudential Mutual Fund
                Management, Inc. and Pacific Investment Management
                Company.(2).................................................
        (viii)  Subadvisory Agreement between Prudential Mutual Fund
                Management and Hotchkis and Wiley.(2).......................
        (ix)    Subadvisory Agreement between Prudential Investments Fund
                Management LLC and Fleming Asset Management USA.(6).........
        (x)     Subadvisory Agreement between Prudential Mutual Fund
                Management, Inc. and Lazard Asset Management for the Small
                Capitalization Value Portfolio.*............................
        (xi)    Subadvisory Agreement between Prudential Mutual Fund
                Management, Inc. and Wood, Struthers & Winthrop Management
                Corp.*......................................................
        (xii)   Subadvisory Agreement between Prudential Mutual Fund
                Management, Inc. and Oak Associates, Ltd.(1)................
(e)(1)          Distribution Agreement between the Registrant and Prudential
                Investment Management Services LLC.(4)......................
    (2)         Form of Selected Dealer Agreement.(4).......................
(g) (1)         Custodian Contract between the Registrant and State Street
                Bank and Trust Company.(2)..................................
    (2)         Amendment to Custodian Contract/Agreement dated February 22,
                1999.(5)....................................................
(h)(1)          Transfer Agency and Service Agreement between the Registrant and Prudential Mutual Fund Services, Inc.(2)................
    (2)         Amendment to Transfer Agency and Service Agreement.*........
(i)             Opinion of Morris, Nichols, Arsht & Tunnell.*...............
(j)             Consent of Independent Accountants.*........................

                                                                              SEQUENTIALLY
                                                                                NUMBERED
                                                                                 PAGES
(p)(1)          Code of Ethics of Registrant.*..............................
    (2)         Code of Ethics of Prudential Investments Fund Management LLC
                and Prudential Investment Management Services LLC*..........
    (3)         Code of Ethics of INVESCO Capital Management, Inc.*.........
    (4)         Code of Ethics of Sawgrass Asset Management, L.L.C.*........
    (5)         Code of Ethics of Lazard Asset Management*..................
    (6)         Code of Ethics of Wellington Management Company*............
    (7)         Code of Ethics of Delaware International Advisors Ltd.*.....
    (8)         Code of Ethics of Columbus Circle Investors*................
    (9)         Code of Ethics of Pacific Investment Management Company*....
    (10)        Code of Ethics of Hotchkis and Wiley*.......................
    (11)        Code of Ethics of Fleming Asset Management USA*.............
    (12)        Code of Ethics of Oak Associates, Ltd.*.....................
    (13)        Code of Ethics of DLJ Asset Management, Inc.*...............


---------------
*  Filed herewith.